UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/15

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds Semi-Annual Report

June 30, 2015

Alternative Funds

Lazard Enhanced Opportunities Portfolio

Lazard Fundamental Long/Short Portfolio

Lazard Master Alternatives Portfolio

Privacy Notice Regarding Customer Financial Information	Rev. 8/2015

FACTS	What does Lazard do with your personal information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all, sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

Social Security number and credit history;

Assets and income;

Account transactions;

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., and Lazard Asset Management Securities LLC, on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard collect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?	We collect your personal information, for example, when you:
Open an account;
Seek advice about your investments;
Direct us to buy securities;
Direct us to sell your securities;
Enter into an investment advisory contract;
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
Sharing for affiliates’ everyday business purposes — information about your creditworthiness;
Affiliates from using your information to market to you;
Sharing for nonaffiliates to market to you;
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Lazard does not jointly market.
Other important information
Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
6	Performance Overviews
9	Information About Your Portfolio’s Expenses
11	Portfolio Holdings Presented by Sector
12	Portfolios of Investments
12	Lazard Enhanced Opportunities Portfolio
19	Lazard Fundamental Long/Short Portfolio
22	Lazard Master Alternatives Portfolio
40	Notes to Portfolios of Investments
42	Statements of Assets and Liabilities
43	Statements of Operations
44	Statements of Changes in Net Assets
46	Financial Highlights
49	Notes to Financial Statements
63	Board of Directors and Officers Information
65	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

During the first half of 2015, global equity markets were supported by monetary easing measures in many countries and the stabilization of oil prices. In Europe, equities performed well as the European Central Bank’s quantitative easing program appeared to forestall deflation. Japanese equities continued their impressive streak as Abenomics reforms began to pay dividends. US equity markets rose as corporate earnings generally exceeded expectations. Despite concerns about the possibility of higher US short-term interest rates, heightened volatility in the Chinese stock market, and a potential debt default by Greece, emerging markets performed in line with developed markets.

Globally, fixed-income markets staged impressive rallies during the first quarter of 2015 amid weak growth in the United States due to another harsh winter and continued downward pressure on inflation worldwide. However, the action-packed second quarter, particularly in Greece, created some volatility in global bonds. Meanwhile, there was significant divergence between the winners and losers in emerging markets debt. From a global bond standpoint, fundamental challenges in Turkey, Brazil, and South Africa are likely to persist while some eastern European countries, including Hungary, the Czech Republic, and Poland, are benefiting from monetary stimulus, structural reforms, and economic and business ties to Germany. Currency markets were volatile during the period as investors either reassessed or rebalanced their overweight positions to the US dollar. Notably, central banks cut rates in more than thirty countries.

At Lazard Asset Management LLC, we remain focused on active management and are committed to you, our valued shareholders, and we continue to focus our strengths in pursuing the Portfolios’ investment objectives. As always, we appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

Lazard Alternatives

The market was mostly focused on the central bank policy for most of the period, and then all eyes were on the escalating Greek debt crisis and China equity market volatility at the end. US equities churned higher as worries about the weak first-quarter GDP readings were increasingly viewed as one-off anomalies due to bad weather and a West Coast port strike. Thus, general views were that the US economy and earnings would accelerate for the remainder of the year. Outside the United States, Japanese equities continued to perform well in light of aggressive quantitative easing (QE) and the government’s push for structural reforms. European bourses generally did well for the period, buoyed by the European Central Bank’s plans for QE but moved strongly lower at the end of June because of Greece. Chinese equities were very volatile, with the major indices dropping into a bear market (typically, a market drop of 20% or more), within days of the country’s mid-June highs.

The bond market was mixed, with high yield credit leading the way over investment grade debt and treasuries during the period. High yield credit spreads were generally stable but, similar to equities, stumbled at the end of the second quarter and moved wider. Higher-rated issues outperformed lower-rated issues and commodity related sectors such as mining and energy were under pressure. Investment grade bonds were hampered by both widening credit spreads and the rise in interest rates. Prospects for the US Federal Reserve to raise interest rates caused treasuries to underperform credit due to the rise in interest rates and a steepening yield curve.

Global convertible issuance for the first six months of the year was about $45 billion, with $26 billion coming from the United States and $19 billion from outside the United States. On a net basis, the global convertibles marketplace grew by about $4 billion, because there were less redemptions and paper leaving the market than experienced in prior years. The continued issuance and lower redemption environment should lead to a third straight year of global growth for the asset class. Mergers-and-acquisitions activity, stock buybacks, and re-financings should be the catalysts for convertible issuance going forward.

Also, higher interest rates in the United States could also make convertibles more appealing to issue than high yield.

Lazard Enhanced Opportunities Portfolio

For the six months ended June 30, 2015, the Lazard Enhanced Opportunities Portfolio’s Institutional Shares posted a total return of 0.90%, while Open Shares posted a total return of 0.80%, as compared with the 1.27% return for the HFRX Global Hedge Fund® Index.

Single-name security selection and some idiosyncratic catalysts led the way given the muted returns across equities and credit. Specific positions that helped included Priceline Group, 1% of 2018. This online travel company reported a strong fourth quarter of 2014, with earnings led by hotel and car rental reservations. Moreover, the company announced that it was authorized to make $3 billion in additional share repurchases. Subsequently, the strong US Dollar, and by extension, the weak euro and British pound, weighed on the first-quarter 2015 results and outlook. Thus, the position has been exited as trailing stops were triggered. Another positive contributor was the equity-hedged position in Solazyme (SZYM) 5% of 2019. The relative valuation of the credit of SZYM, a renewable-oil and biofuels company, improved, benefiting from an announced collaboration with Flotek Industries (FTK) to commercialize SZYM’s drilling fluid Encapso. Additionally, FTK will be exclusive marketer of Encapso in the Middle East. SolarCity 2.75% moved higher on better sentiment, helped along by an announced $500 million loan facility with Bank of America Merrill Lynch, Credit Suisse, and Deutsche Bank to help finance solar power systems. Additional contributors included the position in Greenbrier, 3.5% of 2018, which benefited from the railcar manufacturer’s strong earnings report and a boost to fiscal year 2015 revenue and earnings-per-share guidance. Additionally, the stabilization of oil prices during the first half of the year provided support to the stock and credit given their railcars use in crude oil transportation. However, this position was exited later in the second quarter as energy prices softened and trailing stops were triggered. The equity of XPO Logistics (XPO), a transportation logistics company,

Semi-Annual Report  3

moved higher upon news that the company was acquiring France-based Norbert Dentressangle. This transformative deal will result in XPO becoming a truly global enterprise, and provides economies of scale, hence the increase in the price of the acquirer’s stock as well as the target’s. Lastly, the Portfolio’s position in Omnicare 3.25% maturing in 2035, but put-table back to the company in December 2015, benefited from a takeover bid from CVS Health Corp.

In general, the weaker macro environment that developed at the end of the period was not beneficial to the price of risk assets. Importantly, hedges using the Russell 2000 ETF were not effective given the relative outperformance of the Russell 2000 versus the underlying stocks of most of the convertible issuers. Single name detractors of performance included FXCM Inc. (FXCM) 2.25% of 2018. FXCM, an online foreign exchange brokerage, was negatively affected by the surprise move by the Schweizerisch Nationalbank (Swiss National Bank) to remove the Swiss Franc’s 1.20 cap versus the euro in January. The FXCM 2.25% of 2018 dropped substantially in price during the period. The company has subsequently received a $300 million infusion from Leucadia National Corp and the bonds have since recovered substantially. The Portfolio’s bullish position in American Airlines stock and options was hampered by the market’s negative view of capacity growth, margins, and potential price competition in the airline space. Spirit Realty Capital 2.875% of 2019 were marked lower as investors who rushed into higher yielding areas of the market such as real estate investment trusts pulled back in light of potential US Federal Reserve rate hikes. Importantly, positions in commodity related names AK Steel, at 5%, which has been exited upon hitting stop loss triggers, and Alpha Natural Resources (ANR), were under pressure. AK Steel, a cold-rolled carbon and stainless-steel producer, has been affected by negative sentiment in the sector. Energy and other commodities have been negatively affected by the strong US Dollar and a supply-and-demand imbalance that has been built up over the past decade, as companies loaded up on debt to expand capacity in an effort to satisfy what was viewed as insatiable demand by China. However, Chinese demand has slowed and, in some cases, China is adding to the supply of materials such as iron ore. Moreover, regulation has further increased costs for industries such as coal, exemplified by ANR.

Lazard Fundamental Long/Short Portfolio

For the six months ended June 30, 2015, the Lazard Fundamental Long/Short Portfolio’s Institutional Shares posted a total return of 2.31%, while Open Shares posted a total return of 2.13%, as compared with the 1.23% return for the S&P 500® Index.

A long position in pharmaceuticals maker United Therapeutics helped returns, as shares rose after management issued encouraging commentary regarding the launch of the company’s new hypertension medication, Orenitram. Investors were also encouraged after the FDA approved the company’s drug for neuroblastoma. The Portfolio also benefited from a long position in residential and commercial outsourcing services provider ServiceMaster, as shares rose after the company reported quarterly earnings that exceeded expectations and management issued encouraging revenue guidance for the year. A long position in biopharmaceutical development company Quintiles also contributed to performance as shares rose after the company reported strong earnings and significant backlog increases, a leading indicator of future growth.

In contrast, a long position in American Airlines detracted from performance, as shares fell amid capacity concerns in the industry, with competitor Southwest’s expansion in the Dallas area directly impacting American’s share. The Portfolio was also hurt by a long position in card network operator American Express, as shares fell after management issued guidance for heavier-than-expected investment this year, pressuring earnings. The company also announced that its contract with Costco would not be renewed beyond 2016. We sold the company during the period. A long position in media company Viacom also detracted from performance, as shares fell amid ratings declines and continued speculation that one of the payTV distributors could drop Viacom’s channels.

In aggregate, the Portfolio’s short positions moderately detracted from performance. A short position in

4  Semi-Annual Report

natural gas and oil producer PDC Energy was among the largest detractors from performance, as shares rose after the company reported strong first quarter earnings, driven by lower expenses. We covered our position in February as our thesis was impaired. A short position in biopharmaceutical drug maker Pharmacyclics also hurt returns, as shares rose after Abb-Vie announced plans to acquire the company for $21 billion. We sold our position after the announcement, as our thesis was impaired.

Lazard Master Alternatives Portfolio

For the six months ended June 30, 2015, the Lazard Master Alternatives Portfolio’s Institutional Shares posted a total return of 2.10%, while Open Shares posted a total return of 2.00%, as compared with the 1.27% return for the HFRX Global Hedge Fund Index and a 2.63% return for the MSCI World® Index.

The Portfolio invests in securities comprising various alternative investment strategies. Currently, the Portfolio has exposure to five underlying strategies: global equity long/short, US equity long/short, Japanese equity long/short, emerging markets long/short equity, and relative value convertible securities. The Portfolio allocation is determined by the Lazard Master Alternatives portfolio management team with the goal of providing long-term capital appreciation over a full market cycle, low volatility and correlation to broad market indices, and downside protection during negative market environments.

As of June 30, 2015, the Portfolio allocation was as follows:

Investment Strategy	Allocation
Global Equity Long/Short	21%
Emerging Markets Long/Short Equity	24%
US Equity Long/Short	24%
Relative Value Convertible Securities	22%
Japanese Equity Long/Short	9%

Each of the individual underlying strategies in the Portfolio contributed positively to performance, led by Japanese equity long/short, and followed by global equity long/short, emerging markets long/short equity, US equity long/short, and relative value convertible securities.

As for Portfolio characteristics, the Portfolio currently has its greatest market capitalization exposure to mid-cap ($2-$10 billion) securities at 35% of gross exposure, with 28% in large cap ($10-$50 billion) securities, 25% in small cap (less than $2 billion) securities, and 12% in mega-cap (over $50 billion) securities. In terms of sector weightings, financial services (27% of gross exposure), consumer discretionary (14%), and health care (13%) represented the top three exposures. As of June 30, 2015, almost half the Portfolio was invested in securities based outside North America, with exposure to roughly fifty countries outside the United States.

The Portfolio ended the second quarter of 2015 with gross exposure of 144% and net exposure of 43%.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

Semi-Annual Report  5

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Enhanced Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Enhanced Opportunities Portfolio and HFRX Global Hedge Fund® Index

Total Returns*

Period Ended June 30, 2015

	Since
	Inception	†
Institutional Shares**	0.90%
Open Shares**	0.80%
HFRX Global Hedge Fund Index	1.27%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge industry. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2014.

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Lazard Fundamental Long/Short Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Fundamental Long/Short Portfolio, S&P 500® Index and HFRX Equity Hedge® Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

		Since
	One Year	Inception	†
Institutional Shares**	16.78%	14.18%
Open Shares**	16.48%	13.93%
S&P 500 Index	7.42%	10.38%
HFRX Equity Hedge Index	2.51%	3.43%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The HFRX Equity Hedge Index tracks the strategy, also known as long/short equity, that combines core long holdings of equities with short sales of stock or stock index options. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was April 30, 2014.

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Lazard Master Alternatives Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Master Alternatives Portfolio, HFRX Global Hedge Fund Index and MSCI World® Index*

Total Returns*

Period Ended June 30, 2015

	Since
	Inception	†
Institutional Shares**	2.10%
Open Shares**	2.00%
HFRX Global Hedge Fund Index	1.27%
MSCI World Index	2.63%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge industry. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2014.

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The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2015 through June 30, 2015 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Portfolio	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15 - 6/30/15	Annualized Expense Ratio During Period 1/1/15 - 6/30/15

Enhanced Opportunities
Institutional Shares
Actual	$1,000.00	$1,009.00	$ 8.47	1.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.36	$ 8.50	1.70%
Open Shares
Actual	$1,000.00	$1,008.00	$ 9.71	1.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.12	$ 9.74	1.95%
Fundamental Long/Short†
Institutional Shares
Actual	$1,000.00	$1,023.10	$17.46	3.48%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,007.54	$17.32	3.48%
Open Shares
Actual	$1,000.00	$1,021.30	$18.74	3.74%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,006.25	$18.60	3.74%
Master Alternatives†
Institutional Shares
Actual	$1,000.00	$1,021.00	$13.28	2.65%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.65	$13.22	2.65%
Open Shares
Actual	$1,000.00	$1,020.00	$14.52	2.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.41	$14.46	2.90%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).
†	The annualized expense ratios include broker expense and dividend expense on securities sold short.

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The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2015 (unaudited)

	Lazard Enhanced Opportunities	Lazard Fundamental Long/Short Portfolio		Lazard Master Alternatives Portfolio
Sector	Portfolio*	Long**	Short†	Long**	Short†

Consumer Discretionary	6.0%	13.5%	-24.2%	9.3%	-16.9%
Consumer Staples	3.6	1.3	-4.0	6.0	-6.8
Energy	1.5	—	—	2.1	-1.2
Financials	23.9	10.9	-22.0	18.9	-13.9
Health Care	5.7	13.1	-24.1	8.6	-19.8
Industrials	10.0	4.3	-14.1	6.4	-9.9
Information Technology	7.1	6.4	-8.5	5.4	-8.9
Materials	3.6	3.7	-3.1	5.4	-3.3
Telecommunication Services	—	—	—	0.9	-0.8
Utilities	—	0.9	—	1.5	—
Exchange-Traded Funds	0.4	—	—	0.1	-18.5
Short-Term Investments	38.2	45.9	—	35.4	—
Total Investments	100.0%	100.0%	-100.0%	100.0%	-100.0%

*	Represents percentage of total investments.
**	Represents percentage of total investments excluding securities sold short.
†	Represents percentage of total securities sold short.

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The Lazard Funds, Inc. Portfolios of Investments June 30, 2015 (unaudited)

Description	Shares	Value

Lazard Enhanced Opportunities Portfolio

Common Stocks | 17.9%

Australia | 0.7%
Ainsworth Game Technology, Ltd.	9,255	$18,352
Spotless Group Holdings, Ltd.	10,488	16,912
		35,264
Belgium | 0.6%
KBC Groep NV	464	31,006

Canada | 1.8%
Air Canada (a)	1,177	12,448
Cineplex, Inc.	527	19,839
Element Financial Corp. (a)	994	15,718
Intertape Polymer Group, Inc.	787	11,796
MacDonald Dettwiler & Associates, Ltd.	322	23,530
Sandvine Corp. (a)	3,121	8,971
		92,302
China | 0.6%
Baidu, Inc. Sponsored ADR (a)	155	30,857

Finland | 0.3%
Nokia Oyj	2,564	17,408

Germany | 0.5%
LEG Immobilien AG	397	27,583

Israel | 0.7%
Israel Discount Bank, Ltd., Class A (a)	7,135	13,697
Teva Pharmaceutical Industries, Ltd.
Sponsored ADR	407	24,054
		37,751
Italy | 1.3%
Banca Popolare dell’Emilia Romagna SC	1,550	13,824
Banca Popolare di Milano Scarl	8,866	9,351
Banco Popolare SC (a)	750	12,341
Credito Valtellinese Scarl (a)	9,845	13,061
Infrastrutture Wireless Italiane SpA (a)	1,134	5,120
Unione di Banche Italiane SCpA	1,534	12,305
		66,002
Luxembourg | 0.2%
ArcelorMittal	888	8,631

Mexico | 0.4%
Cemex SAB de CV Sponsored ADR (a)	2,435	22,305
Description	Shares	Value

Netherlands | 0.1%
GrandVision NV (a)	126	$3,113

Puerto Rico | 0.3%
EVERTEC, Inc.	610	12,956

South Africa | 0.6%
Imperial Holdings, Ltd.	908	13,845
Nampak, Ltd.	5,497	15,267
		29,112
Sweden | 0.8%
Hoist Finance AB (a)	1,357	10,231
Nordax Group AB	2,874	15,393
Swedbank AB, A Shares	566	13,198
		38,822
Switzerland | 0.0%
Dufry AG (a)	11	1,532

United States | 9.0%
Alaska Air Group, Inc.	395	25,450
American Airlines Group, Inc.	330	13,179
Apollo Commercial Real Estate Finance, Inc.	1,641	26,962
Bank of America Corp.	1,477	25,138
Berry Plastics Group, Inc. (a)	858	27,799
Boulevard Acquisition Corp. (a)	531	6,637
Bristol-Myers Squibb Co.	309	20,561
Citrix Systems, Inc. (a)	756	53,041
Exelixis, Inc. (a)	3,119	11,727
Humana, Inc.	91	17,406
Metalico, Inc. (a)	15,575	7,943
Microsoft Corp.	649	28,653
Mylan NV (a)	239	16,219
RAIT Financial Trust REIT	306	1,870
RCI Hospitality Holdings, Inc. (a)	1,464	17,422
Ryder System, Inc.	108	9,436
Southwest Airlines Co.	611	20,218
Spirit Airlines, Inc. (a)	768	47,693
Springleaf Holdings, Inc. (a)	168	7,713
Tyco International PLC	671	25,820
United Continental Holdings, Inc. (a)	572	30,322
Voya Financial, Inc.	224	10,409
Western Gas Equity Partners LP	72	4,320
		455,938
Total Common Stocks (Identified cost $941,293)		910,582

The accompanying notes are an integral part of these financial statements.

12  Semi-Annual Report

Description	Principal Amount (000) (b)	Value

Lazard Enhanced Opportunities Portfolio (continued)

Corporate Bonds | 27.2%

Canada | 0.8%
Norbord, Inc., 6.250%, 04/15/23 (c)	40	$40,355

China | 0.7%
Ctrip.com International, Ltd., 1.000%, 07/01/20 (c)	35	34,103

Marshall Island | 1.0%
Aegean Marine Petroleum Network, Inc., 4.000%, 11/01/18	45	49,191

United States | 24.7%
Alpha Natural Resources, Inc., 4.875%, 12/15/20	69	4,658
Apollo Commercial Real Estate Finance, Inc., 5.500%, 03/15/19	15	14,888
Ascent Capital Group, Inc., 4.000%, 07/15/20	55	42,453
Atlas Air Worldwide Holdings, Inc., 2.250%, 06/01/22	75	73,078
Avid Technology, Inc., 2.000%, 06/15/20 (c)	35	31,872
Blue Coat Holdings, Inc., 8.375%, 06/01/23 (c)	40	40,700
Campus Crest Communities Operating Partnership LP, 4.750%, 10/15/18 (c)	16	15,320
Cenveo Corp., 7.000%, 05/15/17	20	18,600
CHS/Community Health Systems, Inc., 7.125%, 07/15/20	40	42,380
CorEnergy Infrastructure Trust, Inc., 7.000%, 06/15/20	25	25,765
DAE Aviation Holdings Inc., 10.000%, 07/15/23 (c)	25	24,663
Empire State Realty OP LP, 2.625%, 08/15/19 (c)	65	65,853
Description	Principal Amount (000) (b)	Value

FireEye, Inc., 1.625%, 06/01/35	30	$31,986
FXCM, Inc., 2.250%, 06/15/18	64	53,480
IAS Operating Partnership LP, 5.000%, 03/15/18 (c)	60	58,650
Ironwood Pharmaceuticals, Inc., 2.250%, 06/15/22 (c)	40	39,175
JAKKS Pacific, Inc., 4.875%, 06/01/20 (c)	25	28,281
MGIC Investment Corp., 9.000%, 04/01/63 (c)	65	83,566
Navistar International Corp., 4.750%, 04/15/19	5	4,278
Northstar Realty Finance Corp., 4.625%, 12/15/16 (c)	105	104,475
Omnicare, Inc., 3.250%, 12/15/35	5	6,153
RAIT Financial Trust REIT, 4.000%, 10/01/33	50	42,906
Renewable Energy Group, Inc., 2.750%, 06/15/19	25	26,531
Resource Capital Corp., 8.000%, 01/15/20	50	47,312
Solazyme, Inc., 5.000%, 10/01/19	5	2,903
Spirit Realty Capital, Inc., 2.875%, 05/15/19	70	65,975
Starwood Waypoint Residential Trust, 3.000%, 07/01/19 (c)	60	55,200
Trinity Industries, Inc., 3.875%, 06/01/36	80	101,250
Violin Memory, Inc., 4.250%, 10/01/19	50	42,250
Wright Medical Group, Inc., 2.000%, 02/15/20 (c)	60	63,675
		1,258,276
Total Corporate Bonds (Identified cost $1,410,068)		1,381,925

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  13

Description	Shares	Value

Lazard Enhanced Opportunities Portfolio (continued)

Exchange-Traded Fund | 0.4%
iShares MSCI Emerging Markets ETF (Identified cost $18,808)	465	$18,423

Preferred Stocks | 6.6%

United States | 6.6%
Anadarko Petroleum Corp.	100	5,041
Barnes & Noble, Inc. Series J	40	61,842
Bunge, Ltd.	586	63,866
Cowen Group, Inc. Series A	55	61,030
Ramco-Gershenson Properties Trust Series D	920	54,731
Universal Corp.	70	89,287

Total Preferred Stocks (Identified cost $316,618)		335,797

Description	Number of Contracts	Value

Purchased Options | 0.1%
EMC Corp. 27 Call, Expires 10/16/15	23	$2,277
HCA Holdings, Inc. 87.5 Call, Expires 07/17/15	1	380
Natus Medical, Inc. 40 Call, Expires 07/17/15	6	1,590
Description	Number of Contracts	Value

Sandisk Corp.:
72.5 Call, Expires 07/17/15	4	$12
75 Call, Expires 07/17/15	3	12
SPDR S&P 500 ETF Trust 217 Call, Expires 07/17/15	30	120
Tivo, Inc. 12 Call, Expires 01/15/16	6	150
United Continental Holding, Inc. 60 Call, Expires 07/17/15	11	198
United States Steel Corp. 28 call, Expires 07/17/15	5	20

Total Purchased Options (Identified cost $8,993)		4,759

Description	Shares	Value

Short-Term Investment | 32.3%
State Street Institutional Treasury Money Market Fund (Identified cost $1,640,500)	1,640,500	$1,640,500

Total Investments | 84.5% (Identified cost $4,336,280) (d)		$4,291,986

Cash and Other Assets in Excess of Liabilities | 15.5%		788,416

Net Assets | 100.0%		$5,080,402

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

Lazard Enhanced Opportunities Portfolio (continued)

Written Options open at June 30, 2015:

Description	Number of Contracts	Strike Price	Expiration Date	Premium	Value

EMC Corp. 25 Put	15	$25.00	01/15/16	$2,791	$(1,830)
HCA Holdings, Inc. 72.5 Put	2	72.50	07/17/15	217	(2)
Sandisk Corp. 62.5 Put	5	62.50	07/17/15	857	(2,360)
Sandisk Corp. 65 Put	4	65.00	07/17/15	973	(2,820)
Tivo, Inc. 10 Put	6	10.00	01/15/16	459	(426)
United Continental Holding, Inc. 52.5 Put	5	52.50	07/17/15	1,089	(705)
United States Steel Corp. 24 Put	2	24.00	07/17/15	281	(714)
Total Written Options				$6,667	$(8,857)

Total Return Swap Agreements open at June 30, 2015:

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Appreciation	Unrealized Depreciation

1 Month EUR Reuters plus 0.50%	EUR	DUB	2	01/05/16	SPIE SA	$56	$—
1 Month EUR Reuters plus 0.50%	EUR	DUB	18	01/05/16	Valeo SA	—	67
1 Month EUR Reuters plus 0.50%	EUR	DUB	10	02/09/16	CRH PLC	301	—
1 Month GBP Reuters plus 0.50%	GBP	DUB	29	02/12/16	Arrow Global Group PLC	1,877	—
1 Month GBP Reuters plus 0.50%	GBP	DUB	6	02/12/16	Card Factory PLC	—	190
1 Month GBP Reuters plus 0.50%	GBP	DUB	4	02/12/16	RPC Group PLC	429	—
1 Month GBP Reuters plus 0.50%	GBP	DUB	11	02/12/16	Savills PLC	—	47
1 Month GBP Reuters plus 0.50%	GBP	DUB	13	02/12/16	Tui AG Di	—	1,589
1 Month SEK Reuters plus 0.50%	SEK	DUB	9	02/19/16	Swedbank AB	—	614
1 Month USD Reuters plus 0.50%	USD	DUB	6	09/28/15	Aegean Marine Petroleum Network, Inc.	—	541
1 Month USD Reuters plus 0.50%	USD	DUB	5	09/28/15	Empire State Realty OP LP	—	169
1 Month USD Reuters plus 0.50%	EUR	DUB	24	01/05/16	Capgemini SA	1,191	—
1 Month USD Reuters plus 0.50%	EUR	DUB	12	01/05/16	Vinci SA	—	410
1 Month USD Reuters plus 0.50%	EUR	DUB	33	01/05/16	Vivendi SA	—	1,129
1 Month USD Reuters plus 0.50%	EUR	DUB	19	02/09/16	Origin Enterprises PLC	—	845
1 Month USD Reuters plus 0.50%	GBP	DUB	12	02/12/16	Alldays PLC	1,184	—
1 Month USD Reuters plus 0.50%	GBP	DUB	6	02/12/16	Entertainment One, Ltd.	520	—
1 Month USD Reuters plus 0.50%	GBP	DUB	23	02/12/16	London Stock Exchange Group PLC	—	253
1 Month USD Reuters plus 0.50%	GBP	DUB	17	02/12/16	United Business Media PLC	—	295
1 Month USD Reuters plus 0.50%	USD	DUB	73	09/28/15	AAR Corp.	74	—
1 Month USD Reuters plus 0.50%	USD	DUB	70	09/28/15	Alon USA Energy, Inc.	5,491	—
1 Month USD Reuters plus 0.50%	USD	DUB	94	09/28/15	Altra Industrial Motion Corp.	—	700
1 Month USD Reuters plus 0.50%	USD	DUB	58	09/28/15	American Residential Properties, Inc.	—	414
1 Month USD Reuters plus 0.50%	USD	DUB	62	09/28/15	AmTrust Financial Services, Inc.	4,221	—
1 Month USD Reuters plus 0.50%	USD	DUB	63	09/28/15	Ani Pharmaceuticals, Inc.	110	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Lazard Enhanced Opportunities Portfolio (continued)

Total Return Swap Agreements open at June 30, 2015 (continued):

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Appreciation	Unrealized Depreciation

1 Month USD Reuters plus 0.50%	USD	DUB	20	09/28/15	Apollo Commercial Real Estate Finance, Inc.	$—	$475
1 Month USD Reuters plus 0.50%	USD	DUB	12	09/28/15	Ascent Capital Group, Inc.	—	19
1 Month USD Reuters plus 0.50%	USD	DUB	72	09/28/15	Blucora, Inc.	2,532	—
1 Month USD Reuters plus 0.50%	USD	DUB	68	09/28/15	Carriage Services, Inc.	1,897	—
1 Month USD Reuters plus 0.50%	USD	DUB	57	09/28/15	Forest City Enterprises, Inc.	—	1,175
1 Month USD Reuters plus 0.50%	USD	DUB	55	09/28/15	Colony Capital, Inc.	—	2,234
1 Month USD Reuters plus 0.50%	USD	DUB	69	09/28/15	Cowen Group, Inc.	15,925	—
1 Month USD Reuters plus 0.50%	USD	DUB	57	09/28/15	Encore Capital Group, Inc.	—	963
1 Month USD Reuters plus 0.50%	USD	DUB	44	09/28/15	Exelixis, Inc.	4,064	—
1 Month USD Reuters plus 0.50%	USD	DUB	32	09/28/15	Fireeye, Inc.	—	332
1 Month USD Reuters plus 0.50%	USD	DUB	65	09/28/15	GPT Property Trust LP	—	5,712
1 Month USD Reuters plus 0.50%	USD	DUB	68	09/28/15	Renewable Energy, Inc.	—	4,091
1 Month USD Reuters plus 0.50%	USD	DUB	60	09/28/15	Healthways, Inc.	—	8,674
1 Month USD Reuters plus 0.50%	USD	DUB	86	09/28/15	Hologic Inc.	2,626	—
1 Month USD Reuters plus 0.50%	USD	DUB	44	09/28/15	Hovnanian Enterprises, Inc.	—	464
1 Month USD Reuters plus 0.50%	USD	DUB	71	09/28/15	Intel Corp.	—	4,915
1 Month USD Reuters plus 0.50%	USD	DUB	15	09/28/15	Jakks Pacific, Inc.	1,746	—
1 Month USD Reuters plus 0.50%	USD	DUB	44	09/28/15	LGI Homes, Inc.	—	350
1 Month USD Reuters plus 0.50%	USD	DUB	20	09/28/15	MGIC Investment Corp.	—	100
1 Month USD Reuters plus 0.50%	USD	DUB	66	09/28/15	Navistar International Corp.	—	5,788
1 Month USD Reuters plus 0.50%	USD	DUB	58	09/28/15	Netsuite, Inc.	—	1,363
1 Month USD Reuters plus 0.50%	USD	DUB	75	09/28/15	New Mountain Finance Corp.	—	188
1 Month USD Reuters plus 0.50%	USD	DUB	77	09/28/15	Omnicare, Inc.	8,607	—
1 Month USD Reuters plus 0.50%	USD	DUB	62	09/28/15	Photronics, Inc.	3,224	—
1 Month USD Reuters plus 0.50%	USD	DUB	49	09/28/15	Photronics, Inc.	2,280	—
1 Month USD Reuters plus 0.50%	USD	DUB	51	09/28/15	PLD BioPharma, Inc.	—	1,174
1 Month USD Reuters plus 0.50%	USD	DUB	69	09/28/15	Quidel Corp.	—	4,796
1 Month USD Reuters plus 0.50%	USD	DUB	4	09/28/15	RAIT Financial Trust REIT	—	125
1 Month USD Reuters plus 0.50%	USD	DUB	45	09/28/15	Redwood Trust, Inc.	—	1,163
1 Month USD Reuters plus 0.50%	USD	DUB	29	09/28/15	Renewable Energy Group, Inc.	2,981	—
1 Month USD Reuters plus 0.50%	USD	DUB	63	09/28/15	Solarcity Corp.	—	3,738
1 Month USD Reuters plus 0.50%	USD	DUB	69	09/28/15	Solazyme, Inc.	—	402
1 Month USD Reuters plus 0.50%	USD	DUB	73	09/28/15	Starwood Property Trust	—	2,538
1 Month USD Reuters plus 0.50%	USD	DUB	20	09/28/15	Starwood Waypoint Residential Trust	—	1,259
1 Month USD Reuters plus 0.50%	USD	DUB	82	09/28/15	SunEdison, Inc.	8,830	—
1 Month USD Reuters plus 0.50%	USD	DUB	18	09/28/15	Teva Pharmaceutical Industries, Ltd.	—	823
1 Month USD Reuters plus 0.50%	USD	DUB	56	09/28/15	Theravance, Inc.	5,286	—
1 Month USD Reuters plus 0.50%	USD	DUB	56	09/28/15	Trinity Industries, Inc.	—	4,434
1 Month USD Reuters plus 0.50%	USD	DUB	92	09/28/15	Vector Group, Ltd.	1,266	—
1 Month USD Reuters plus 0.50%	USD	DUB	29	09/28/15	Violin Memory, Inc.	—	4,556

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Lazard Enhanced Opportunities Portfolio (continued)

Total Return Swap Agreements open at June 30, 2015 (continued):

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Appreciation	Unrealized Depreciation

1 Month USD Reuters plus 0.50%	USD	DUB	26	09/28/15	Vishay Intertechnology, Inc.	$—	$3,402
1 Month USD Reuters plus 0.50%	USD	DUB	72	09/28/15	WebMD Health Corp.	—	2,913
1 Month USD Reuters plus 0.50%	USD	DUB	72	09/28/15	Workday, Inc.	—	4,051
USD FED OPEN less 0.30%	USD	DUB	16	09/28/15	Gramercy Property Trust REIT	500	—
USD FED OPEN less 0.60%	USD	DUB	23	09/28/15	Cemex SA	1,570	—
						78,788	79,480

Receive	Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Unrealized Appreciation	Unrealized Depreciation

1 Month EUR Reuters less 0.45%	EUR	DUB	6	03/15/16	Hannover Rueckversicherungs AG	$69	$—
USD FED OPEN less 0.30%	USD	DUB	48	09/28/15	Alon USA Energy, Inc.	—	6,848
USD FED OPEN less 0.30%	USD	DUB	5	09/28/15	Alpha Natural Resources, Inc.	3,382	—
USD FED OPEN less 0.30%	USD	DUB	54	09/28/15	Altra Holdings, Inc.	1,069	—
USD FED OPEN less 0.30%	USD	DUB	38	09/28/15	Ani Pharmaceuticals, Inc.	—	88
USD FED OPEN less 0.30%	USD	DUB	8	09/28/15	Ascent Media Corp.	—	77
USD FED OPEN less 0.30%	USD	DUB	17	09/28/15	Atlas Air Worldwide Holdings, Inc. 61	—
USD FED OPEN less 0.30%	USD	DUB	11	09/28/15	Avid Technology, Inc.	563	—
USD FED OPEN less 0.30%	USD	DUB	44	09/28/15	Barnes & Noble, Inc.	—	6,389
USD FED OPEN less 0.30%	USD	DUB	19	09/28/15	Blucora, Inc.	—	1,035
USD FED OPEN less 0.30%	USD	DUB	36	09/28/15	Bunge, Ltd.	32	—
USD FED OPEN less 0.30%	USD	DUB	1	09/28/15	Campus Crest Communities, Inc.	240	—
USD FED OPEN less 0.30%	USD	DUB	26	09/28/15	Carriage Services, Inc.	80	—
USD FED OPEN less 0.30%	USD	DUB	4	09/28/15	Cenveo, Inc.	394	—
USD FED OPEN less 0.30%	USD	DUB	13	09/28/15	Colony Financial, Inc.	1,661	—
USD FED OPEN less 0.30%	USD	DUB	82	09/28/15	Cowen Group, Inc.	—	15,321
USD FED OPEN less 0.30%	USD	DUB	8	09/28/15	Ctrip.com International, Ltd.	—	—
USD FED OPEN less 0.30%	USD	DUB	14	09/28/15	EMC Corp.	548	—
USD FED OPEN less 0.30%	USD	DUB	27	09/28/15	Encore Capital Group, Inc.	455	—
USD FED OPEN less 0.30%	USD	DUB	28	09/28/15	Fireeye, Inc.	—	626
USD FED OPEN less 0.30%	USD	DUB	11	09/28/15	Forest City Enterprises, Inc.	615	—
USD FED OPEN less 0.30%	USD	DUB	53	09/28/15	Green Plains, Inc.	3,718	—
USD FED OPEN less 0.30%	USD	DUB	2	09/28/15	HCA Holdings, Inc.	—	220
USD FED OPEN less 0.30%	USD	DUB	15	09/28/15	Healthways, Inc.	4,571	—
USD FED OPEN less 0.30%	USD	DUB	11	09/28/15	Hovnanian Enterprises, Inc.	2,907	—
USD FED OPEN less 0.30%	USD	DUB	30	09/28/15	Intel Corp.	1,163	—
USD FED OPEN less 0.30%	USD	DUB	20	09/28/15	Ironwood Pharmaceuticals, Inc.	—	86
USD FED OPEN less 0.30%	USD	DUB	22	09/28/15	LGI Homes, Inc.	—	1,827
USD FED OPEN less 0.30%	USD	DUB	21	09/28/15	Merck & Co. Inc.	620	—
USD FED OPEN less 0.30%	USD	DUB	21	09/28/15	MSC Industrial Direct Co.	578	—
USD FED OPEN less 0.30%	USD	DUB	15	09/28/15	Navistar International Corp.	3,429	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Lazard Enhanced Opportunities Portfolio (concluded)

Total Return Swap Agreements open at June 30, 2015 (concluded):

Receive	Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Unrealized Appreciation	Unrealized Depreciation

USD FED OPEN less 0.30%	USD	DUB	11	09/28/15	Netsuite, Inc.	$382	$—
USD FED OPEN less 0.30%	USD	DUB	42	09/28/15	Omnicare, Inc.	—	3,175
USD FED OPEN less 0.30%	USD	DUB	57	09/28/15	Photronics, Inc.	—	2,201
USD FED OPEN less 0.30%	USD	DUB	12	09/28/15	Quidel Corp.	104	—
USD FED OPEN less 0.30%	USD	DUB	27	09/28/15	Ramco Gershenson Properties Trust	3,390	—
USD FED OPEN less 0.30%	USD	DUB	4	09/28/15	Redwood Trust, Inc.	539	—
USD FED OPEN less 0.30%	USD	DUB	33	09/28/15	Renewable Energy Group, Inc.	—	6,060
USD FED OPEN less 0.30%	USD	DUB	23	09/28/15	Sandisk Corp.	1,325	—
USD FED OPEN less 0.30%	USD	DUB	59	09/28/15	SunEdison, Inc.	—	8,217
USD FED OPEN less 0.30%	USD	DUB	106	09/28/15	Trinity Industries, Inc.	17,934	—
USD FED OPEN less 0.30%	USD	DUB	57	09/28/15	United States Treasury Note, 1.50%, 05/31/20	—	308
USD FED OPEN less 0.30%	USD	DUB	70	09/28/15	United States Treasury Note, 2.125%, 05/15/25	—	269
USD FED OPEN less 0.30%	USD	DUB	60	09/28/15	Universal Corp.	—	11,173
USD FED OPEN less 0.30%	USD	DUB	17	09/28/15	Violin Memory, Inc.	5,635	—
USD FED OPEN less 0.30%	USD	DUB	9	09/28/15	Vishay Intertechnology, Inc.	1,332	—
USD FED OPEN less 0.30%	USD	DUB	20	09/28/15	Webmd Health Corp.	831	—
USD FED OPEN less 0.30%	USD	DUB	35	09/28/15	Workday, Inc.	3,162	—
USD FED OPEN less 0.30%	USD	DUB	15	09/28/15	Wright Medical Group, Inc.	—	424
USD FED OPEN less 0.38%	USD	DUB	15	09/28/15	Vector Group, Ltd.	—	835
USD FED OPEN less 0.75%	USD	DUB	113	09/28/15	iShares Russell 2000 ETF	—	170
USD FED OPEN less 1.00%	USD	DUB	23	09/28/15	AAR Corp.	—	1,741
USD FED OPEN less 2.50%	USD	DUB	3	09/28/15	Pdl Biopharma, Inc.	170	—
USD FED OPEN less 2.50%	USD	DUB	19	09/28/15	Solarcity Corp.	2,080	—
USD FED OPEN less 3.00%	USD	DUB	18	09/28/15	AmTrust Financial Services, Inc.	—	3,290
USD FED OPEN less 3.00%	USD	DUB	32	09/28/15	Exelixis, Inc.	—	7,135
USD FED OPEN less 4.50%	USD	DUB	23	09/28/15	Jakks Pacific, Inc.	—	6,983
USD FED OPEN less 6.00%	USD	DUB	32	09/28/15	Solazyme, Inc.	3,931	—
USD FED OPEN less 8.25%	USD	DUB	39	09/28/15	Theravance, Inc.	—	1,974
						66,970	86,472
Gross unrealized appreciation/depreciation on Total Return Swap Agreements						$145,758	$165,952

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Description	Shares	Value

Lazard Fundamental Long/Short Portfolio

Common Stocks | 82.7%

Agriculture | 1.7%
Monsanto Co. (e)	18,844	$2,008,582

Alcohol & Tobacco | 1.9%
Reynolds American, Inc. (e)	30,480	2,275,637

Banking | 6.0%
Comerica, Inc. (e)	55,806	2,863,964
Signature Bank (a), (e)	28,498	4,171,822
		7,035,786
Chemicals | 3.9%
Calgon Carbon Corp. (e)	107,879	2,090,695
Eastman Chemical Co. (e)	30,528	2,497,801
		4,588,496
Commercial Services | 8.0%
Blackhawk Network Holdings, Inc. (a), (e)	43,394	1,787,833
MDC Partners, Inc., Class A	123,460	2,432,162
ServiceMaster Global Holdings, Inc. (a), (e)	106,930	3,867,658
TransUnion	52,990	1,330,049
		9,417,702
Financial Services | 5.2%
Intercontinental Exchange, Inc. (e)	11,999	2,683,096
Springleaf Holdings, Inc. (a), (e)	48,640	2,233,063
The Charles Schwab Corp. (e)	35,102	1,146,080
		6,062,239
Gas Utilities | 1.3%
Dynegy, Inc. (a), (e)	52,705	1,541,621

Health Services | 6.4%
Brookdale Senior Living, Inc. (a), (e)	105,441	3,658,803
Quintiles Transnational Holdings, Inc. (a), (e)	51,483	3,738,180
Teladoc, Inc. (a)	8,200	155,800
		7,552,783
Insurance | 4.4%
The Hartford Financial Services Group, Inc. (e)	55,954	2,326,008
Voya Financial, Inc. (e)	61,378	2,852,235
		5,178,243
Leisure & Entertainment | 3.3%
Viacom, Inc., Class B (e)	43,334	2,801,110
Wynn Resorts, Ltd.	11,180	1,103,130
		3,904,240
Description	Shares	Value

Manufacturing | 2.9%
Honeywell International, Inc. (e)	33,938	$3,460,658

Medical Products | 5.3%
Natus Medical, Inc. (a), (e)	93,353	3,973,104
Thermo Fisher Scientific, Inc. (e)	17,005	2,206,569
		6,179,673
Pharmaceutical & Biotechnology | 8.4%
AMAG Pharmaceuticals, Inc. (a), (e)	17,195	1,187,487
Amicus Therapeutics, Inc. (a), (e)	87,250	1,234,587
Bristol-Myers Squibb Co. (e)	35,140	2,338,216
Cellectis SA ADR (e)	28,800	1,039,104
United Therapeutics Corp. (a), (e)	16,427	2,857,477
Vertex Pharmaceuticals, Inc. (a), (e)	9,861	1,217,636
		9,874,507
Retail | 12.0%
Advance Auto Parts, Inc. (e)	22,861	3,641,529
AutoZone, Inc. (a), (e)	3,356	2,238,116
Dick’s Sporting Goods, Inc. (e)	72,783	3,767,976
Kohl’s Corp. (e)	70,249	4,398,290
		14,045,911
Semiconductors & Components | 1.0%
Maxim Integrated Products, Inc. (e)	35,259	1,219,080

Technology | 3.5%
Citrix Systems, Inc. (a), (e)	34,755	2,438,411
Google, Inc., Class C (a), (e)	3,131	1,629,717
		4,068,128
Technology Hardware | 3.8%
Apple, Inc. (e)	22,545	2,827,706
Cisco Systems, Inc. (e)	59,534	1,634,804
		4,462,510
Transportation | 3.7%
American Airlines Group, Inc. (e)	40,869	1,632,103
Union Pacific Corp.	11,545	1,101,047
XPO Logistics, Inc. (a), (e)	35,021	1,582,249
		4,315,399
Total Common Stocks
(Identified cost $95,211,653)		97,191,195

Short-Term Investment | 70.2%
State Street Institutional Treasury Money Market Fund (Identified cost $82,468,125)	82,468,125	82,468,125

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Description	Shares	Value

Lazard Fundamental Long/Short Portfolio (continued)

Total Investments excluding Securities Sold Short (Identified cost $177,679,778)		$179,659,320

Securities Sold Short | (59.0)%

Banking | (2.1)%
US Bancorp	(39,363)	(1,708,354)
Valley National Bancorp	(72,144)	(743,805)
		(2,452,159)
Cable Television | (0.7)%
DISH Network Corp., Class A (a)	(11,615)	(786,452)

Chemicals | (1.0)%
Air Products & Chemicals, Inc.	(8,511)	(1,164,560)

Commercial Services | (4.5)%
Fastenal Co.	(40,709)	(1,717,106)
MSC Industrial Direct Co., Inc., Class A	(21,684)	(1,512,893)
WESCO International, Inc. (a)	(8,355)	(573,487)
WW Grainger, Inc.	(6,471)	(1,531,362)
		(5,334,848)
Computer Software | (1.6)%
ACI Worldwide, Inc. (a)	(39,249)	(964,348)
SAP SE Sponsored ADR	(13,357)	(938,062)
		(1,902,410)
Construction & Engineering | (0.5)%
KBR, Inc.	(32,975)	(642,353)

Consumer Products | (0.9)%
Fossil Group, Inc. (a)	(14,530)	(1,007,801)

Financial Services | (6.9)%
Capital One Financial Corp.	(6,978)	(613,855)
Eaton Vance Corp.	(13,638)	(533,655)
Enova International, Inc. (a)	(18,835)	(351,838)
Principal Financial Group, Inc.	(23,098)	(1,184,696)
Prudential Financial, Inc.	(12,128)	(1,061,443)
T Rowe Price Group, Inc.	(28,615)	(2,224,244)
The Goldman Sachs Group, Inc.	(10,082)	(2,105,020)
		(8,074,751)
Forest & Paper Products | (0.9)%
Bemis Co., Inc.	(22,545)	(1,014,750)
Description	Shares	Value

Health Services | (1.0)%
Owens & Minor, Inc.	(34,095)	$(1,159,230)

Insurance | (4.0)%
Assurant, Inc.	(18,016)	(1,207,072)
Genworth Financial, Inc., Class A (a)	(74,940)	(567,296)
Lincoln National Corp.	(10,080)	(596,938)
The Chubb Corp.	(12,434)	(1,182,971)
The Travelers Cos., Inc.	(11,965)	(1,156,536)
		(4,710,813)
Leisure & Entertainment | (1.4)%
Discovery Communications, Inc., Class A (a)	(24,775)	(824,017)
The Walt Disney Co.	(7,315)	(834,934)
		(1,658,951)
Manufacturing | (2.6)%
Corning, Inc.	(24,110)	(475,690)
Deere & Co.	(12,610)	(1,223,801)
Dover Corp.	(11,590)	(813,386)
Kennametal, Inc.	(16,659)	(568,405)
		(3,081,282)
Medical Products | (2.6)%
DENTSPLY International, Inc.	(14,860)	(766,033)
Patterson Cos., Inc.	(24,250)	(1,179,763)
Varian Medical Systems, Inc. (a)	(13,140)	(1,108,096)
		(3,053,892)
Pharmaceutical &
Biotechnology | (10.6)%
Achillion Pharmaceuticals, Inc. (a)	(127,240)	(1,127,346)
Charles River Laboratories International, Inc. (a)	(11,655)	(819,813)
Esperion Therapeutics, Inc. (a)	(9,765)	(798,386)
Exact Sciences Corp. (a)	(33,970)	(1,010,268)
Haemonetics Corp. (a)	(21,964)	(908,431)
Johnson & Johnson	(10,950)	(1,067,187)
Keryx Biopharmaceuticals, Inc. (a)	(159,756)	(1,594,365)
Kite Pharma, Inc. (a)	(23,381)	(1,425,540)
Merck & Co., Inc.	(39,355)	(2,240,480)
Pacira Pharmaceuticals, Inc. (a)	(21,040)	(1,487,948)
		(12,479,764)
Retail | (13.7)%
Bed Bath & Beyond, Inc. (a)	(24,312)	(1,677,042)
Best Buy Co., Inc.	(22,775)	(742,693)
Big Lots, Inc.	(17,415)	(783,501)
Dillard’s, Inc., Class A	(13,544)	(1,424,693)
Dollar Tree, Inc. (a)	(10,485)	(828,210)

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

Description	Shares	Value

Lazard Fundamental Long/Short Portfolio (concluded)

lululemon athletica, Inc. (a)	(12,590)	$(822,127)
Macy’s, Inc.	(21,540)	(1,453,304)
Nordstrom, Inc.	(21,602)	(1,609,349)
Target Corp.	(10,595)	(864,870)
The Gap, Inc.	(57,406)	(2,191,187)
The Kroger Co.	(11,125)	(806,674)
Tiffany & Co.	(9,815)	(901,017)
Wal-Mart Stores, Inc.	(27,546)	(1,953,837)
		(16,058,504)
Semiconductors & Components | (1.3)%
Intersil Corp., Class A	(74,406)	(930,819)
Linear Technology Corp.	(14,067)	(622,183)
		(1,553,002)
Description	Shares	Value

Technology | (1.7)%
Amdocs, Ltd.	(19,815)	$(1,081,701)
NetScout Systems, Inc. (a)	(23,919)	(877,110)
		(1,958,811)
Transportation | (1.0)%
Hub Group, Inc., Class A (a)	(29,100)	(1,173,894)

Total Securities Sold Short (Proceeds $70,167,740)		(69,268,227)

Total Investments | 93.9%
(Identified cost and short proceeds $107,512,038) (d)		$110,391,093

Cash and Other Assets in Excess of Liabilities | 6.1%		7,139,451

Net Assets | 100.0%		$117,530,544

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

Description	Shares	Value

Lazard Master Alternatives Portfolio

Common Stocks | 60.8%

Australia | 1.1%
Ainsworth Game Technology, Ltd.	17,677	$35,052
Asaleo Care, Ltd.	46,074	67,542
Caltex Australia, Ltd.	837	20,568
MMG, Ltd.	28,000	9,897
Pact Group Holdings, Ltd.	10,472	37,813
Spotless Group Holdings, Ltd.	8,040	12,965
		183,837
Belgium | 0.8%
Anheuser-Busch InBev NV (e)	945	113,255
KBC Groep NV	355	23,722
		136,977
Brazil | 1.1%
BB Seguridade Participacoes SA	7,400	81,162
CCR SA	2,400	11,509
JBS SA	5,000	26,310
Lojas Renner SA	2,200	79,959
		198,940
Canada | 1.1%
Air Canada (a)	891	9,423
Altus Group, Ltd.	1,900	27,078
Cineplex, Inc. (e)	1,377	51,839
Element Financial Corp. (a)	762	12,049
Encana Corp.	2,641	29,104
Freehold Royalties, Ltd.	2,000	25,845
Intertape Polymer Group, Inc.	1,105	16,562
MacDonald Dettwiler & Associates, Ltd.	245	17,903
Sandvine Corp. (a)	2,403	6,907
		196,710
Chile | 0.1%
Enersis SA Sponsored ADR	1,200	18,996

China | 3.1%
AAC Technologies Holdings, Inc.	2,000	11,314
Autohome, Inc. ADR (a)	200	10,108
AviChina Industry & Technology Co., Ltd. Class H	12,000	11,719
Baidu, Inc. Sponsored ADR (a), (e)	115	22,894
Boer Power Holdings, Ltd.	6,000	12,741
BYD Electronic International Co., Ltd. (a)	8,000	10,836
China Hongqiao Group, Ltd.	21,500	20,248
Description	Shares	Value

China Lesso Group Holdings, Ltd.	25,000	$20,318
China Medical System Holdings, Ltd.	24,000	33,377
China Overseas Land & Investment, Ltd.	10,000	35,412
China Telecom Corp., Ltd. Class H	14,000	8,218
Chongqing Rural Commercial Bank Co., Ltd., Class H	64,000	51,603
CNOOC, Ltd.	15,000	21,325
Fufeng Group, Ltd.	36,000	26,704
Geely Automobile Holdings, Ltd.	20,000	10,708
Great Wall Motor Co., Ltd. Class H (f)	2,500	12,098
Huadian Power International Corp., Ltd.
Class H	22,000	24,550
Luye Pharma Group, Ltd. (a)	8,500	9,101
NetEase, Inc. ADR	100	14,486
New Oriental Education & Technology
Group, Inc. Sponsored ADR (a)	400	9,808
Noah Holdings, Ltd. (a)	500	15,115
PICC Property & Casualty Co., Ltd., Class H	4,000	9,103
Shenzhou International Group Holdings, Ltd.	2,000	9,701
Sunac China Holdings, Ltd.	10,000	10,953
Sunny Optical Technology Group Co., Ltd.	13,000	28,309
TravelSky Technology, Ltd. Class H	14,000	20,589
Vipshop Holdings, Ltd. ADR (a)	400	8,900
Xinyi Solar Holdings, Ltd.	64,000	26,420
YY, Inc. ADR (a)	200	13,904
Zijin Mining Group Co., Ltd. Class H	42,000	14,792
		535,354
Egypt | 0.4%
Commercial International Bank Egypt SAE GDR	9,722	71,457

Finland | 0.4%
Nokia Oyj	1,964	13,334
Sampo Oyj, A Shares (e)	1,167	54,969
		68,303
France | 1.7%
Alstom SA (a), (e)	1,863	52,859
Cellectis SA ADR (e)	1,115	40,229
Klepierre REIT (e)	1,670	73,457
Plastic Omnium SA (e)	1,365	34,780
Societe Television Francaise 1 (e)	4,360	75,196
Vallourec SA	750	15,321
		291,842

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Description	Shares	Value

Lazard Master Alternatives Portfolio (continued)

Germany | 1.0%
Bayer AG (e)	531	$74,324
LEG Immobilien AG (e)	1,346	93,516
		167,840
Greece | 0.1%
Piraeus Bank SA (a), (f)	17,890	6,781
Tsakos Energy Navigation, Ltd.	1,100	10,483
		17,264
Hong Kong | 1.3%
BOC Hong Kong Holdings, Ltd. (e)	13,500	56,427
Chia Tai Enterprises International, Ltd. (a), (f)	1,400	1,264
China Everbright, Ltd.	10,000	34,574
China Power International Development, Ltd.	18,000	13,654
China Resources Land, Ltd.	4,000	12,978
China Singyes Solar Technologies Holdings, Ltd.	13,000	16,687
China Travel International Investment Hong Kong, Ltd.	50,000	21,996
China Unicom Hong Kong, Ltd.	18,000	28,283
CP Pokphand Co., Ltd.	140,000	21,673
Sino Biopharmaceutical, Ltd.	8,000	9,309
Tongda Group Holdings, Ltd.	90,000	17,416
		234,261
Hungary | 0.2%
MOL Hungarian Oil & Gas Nyrt	722	36,952

India | 0.2%
Infosys, Ltd. Sponsored ADR	800	12,680
Tata Motors, Ltd. Sponsored ADR	700	24,129
		36,809
Ireland | 1.2%
Bank of Ireland (a)	206,165	83,241
CRH PLC (e)	2,024	57,133
Kerry Group PLC, Class A	490	36,098
Origin Enterprises PLC (a)	2,558	22,672
Permanent TSB Group Holdings PLC (a)	3,100	16,216
		215,360
Israel | 0.5%
Israel Discount Bank, Ltd., Class A (a)	37,449	71,892
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	149	8,806
		80,698
Description	Shares	Value

Italy | 1.1%
Banca Popolare dell’Emilia Romagna SC	2,482	$22,137
Banca Popolare di Milano Scarl	17,826	18,800
Banco Popolare SC (a)	1,246	20,503
Credito Valtellinese Scarl (a)	16,155	21,432
Davide Campari-Milano SpA	7,990	60,795
Infrastrutture Wireless Italiane SpA (a)	862	3,892
Mediolanum SpA	2,650	21,862
Unione di Banche Italiane SCpA	2,593	20,799
		190,220
Japan | 8.8%
Asahi Kasei Corp.	2,000	16,432
Daiwa House Industry Co., Ltd. (e)	4,500	104,903
FANUC Corp.	200	40,985
Hitachi, Ltd.	3,000	19,777
JAFCO Co., Ltd. (e)	1,100	43,907
Keyence Corp. (e)	100	53,977
LIXIL Group Corp.	1,100	21,841
Makita Corp. (e)	500	27,127
Mitsubishi Corp.	800	17,597
Mitsubishi Estate Co., Ltd. (e)	3,000	64,628
Mitsubishi UFJ Financial Group, Inc. (e)	10,200	73,326
Mizuho Financial Group, Inc.	51,600	111,729
Nidec Corp. (e)	600	44,932
Nintendo Co., Ltd.	100	16,726
Nippon Steel & Sumitomo Metal Corp.	9,000	23,341
Nippon Yusen Kabushiki Kaisha	7,000	19,504
Nissan Chemical Industries, Ltd. (e)	2,400	53,006
Nitto Denko Corp. (e)	700	57,540
Nomura Holdings, Inc. (e)	8,300	56,330
ORIX Corp. (e)	4,000	59,517
Rinnai Corp.	300	23,655
SCREEN Holdings Co., Ltd. (e)	7,000	44,099
Shin-Etsu Chemical Co., Ltd. (e)	600	37,255
SoftBank Corp. (e)	1,000	58,904
Sony Corp. (a), (e)	1,700	48,082
Sumitomo Mitsui Financial Group, Inc. (e)	1,200	53,526
Sumitomo Mitsui Trust Holdings, Inc. (e)	12,000	54,968
Taisei Corp. (e)	10,000	57,442
Takashimaya Co., Ltd. (e)	3,000	27,209
The Dai-ichi Life Insurance Co., Ltd. (e)	2,800	55,057
The Kansai Electric Power Co., Inc. (a), (e)	2,800	31,012
Tokyo Tatemono Co., Ltd.	2,000	27,781
Tokyu Fudosan Holdings Corp.	4,800	37,024
Toshiba Corp.	11,000	37,840
Ube Industries, Ltd.	11,000	20,762
		1,541,741

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Description	Shares	Value

Lazard Master Alternatives Portfolio (continued)

Luxembourg | 0.3%
ArcelorMittal	680	$6,609
ArcelorMittal (e)	2,611	25,421
Ternium SA Sponsored ADR	1,200	20,772
		52,802
Mexico | 1.3%
Arca Continental SAB de CV	10,600	60,198
Cemex SAB de CV Sponsored ADR (a)	1,509	13,822
Credito Real SAB de CV	4,600	10,287
Gentera SAB de CV	26,400	46,946
Gruma SAB de CV, Class B	1,300	16,770
Grupo Aeroportuario del Centro Norte SAB de CV	5,000	24,571
Grupo Aeroportuario del Sureste SAB de CV, B Shares	1,085	15,415
Industrias Bachoco SAB de CV , Series B	4,600	20,633
Megacable Holdings SAB de CV	3,400	14,232
		222,874
Netherlands | 0.6%
GrandVision NV (a)	97	2,397
Sensata Technologies Holding NV (a)	661	34,861
Wolters Kluwer NV	2,401	71,322
		108,580
Peru | 0.1%
Cia de Minas Buenaventura SAA ADR	1,400	14,532

Philippines | 0.9%
Alliance Global Group, Inc.	161,400	77,675
DMCI Holdings, Inc.	98,600	28,865
Globe Telecom, Inc.	390	21,710
Megaworld Corp.	106,300	11,222
Nickel Asia Corp.	16,000	8,232
Vista Land & Lifescapes, Inc.	83,900	11,816
		159,520
Poland | 0.4%
Enea SA	4,009	17,006
Energa SA	3,748	22,668
Polskie Gornictwo Naftowe i Gazownictwo SA	18,211	31,966
		71,640
Portugal | 0.1%
Galp Energia SGPS SA	1,886	22,119
Description	Shares	Value

Puerto Rico | 0.1%
EVERTEC, Inc.	466	$9,898

Russia | 0.3%
MMC Norilsk Nickel PJSC ADR	606	10,223
Rosneft Oil Co. OJSC GDR	1,868	7,696
Severstal PAO GDR	1,064	11,257
Tatneft OAO Sponsored ADR	517	16,534
		45,710
South Africa | 3.8%
Astral Foods, Ltd.	2,508	33,190
AVI, Ltd.	2,302	15,431
Capitec Bank Holdings, Ltd.	1,344	53,575
Clicks Group, Ltd.	8,053	59,573
FirstRand, Ltd.	3,531	15,475
Imperial Holdings, Ltd.	695	10,597
Life Healthcare Group Holdings, Ltd.	14,492	44,705
Mediclinic International, Ltd.	3,279	27,583
Mondi, Ltd.	744	16,325
Mr Price Group, Ltd.	2,610	53,740
MTN Group, Ltd.	1,608	30,234
Nampak, Ltd.	35,572	98,798
Pioneer Foods, Ltd.	982	14,933
Sanlam, Ltd.	8,194	44,681
Sasol, Ltd.	2,063	76,307
Sibanye Gold, Ltd. Sponsored ADR	1,369	8,830
Sun International, Ltd.	1,767	16,049
The Foschini Group, Ltd.	772	10,090
The SPAR Group, Ltd.	939	14,638
Vodacom Group, Ltd.	1,912	21,798
		666,552
Spain | 0.2%
Acciona SA (a)	485	36,622

Sweden | 0.2%
Hoist Finance AB (a)	1,033	7,788
Nordax Group AB	2,181	11,681
Swedbank AB, A Shares	339	7,905
		27,374
Switzerland | 0.4%
Actelion, Ltd. (e)	440	64,380
Dufry AG (a)	5	696
		65,076
Taiwan | 0.3%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	2,600	59,046

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Description	Shares	Value

Lazard Master Alternatives Portfolio (continued)

United Kingdom | 2.5%
Associated British Foods PLC (e)	1,004	$45,291
AstraZeneca PLC (e)	1,122	70,853
British American Tobacco PLC (e)	1,366	73,297
Henderson Group PLC	9,045	37,093
Infinis Energy PLC	18,464	56,282
Pearson PLC (e)	1,541	29,177
Prudential PLC (e)	3,139	75,585
Spire Healthcare Group PLC	3,283	17,178
St James’s Place PLC (e)	2,861	40,728
		445,484
United States | 25.1%
Advance Auto Parts, Inc. (e)	828	131,892
Alaska Air Group, Inc. (e)	305	19,651
AMAG Pharmaceuticals, Inc. (a), (e)	624	43,093
American Airlines Group, Inc. (e)	1,729	69,048
Amicus Therapeutics, Inc. (a)	3,105	43,936
Apollo Commercial Real Estate Finance, Inc.	937	15,395
Apple, Inc. (e)	815	102,221
AutoZone, Inc. (a), (e)	119	79,361
Bank of America Corp. (e)	1,138	19,369
Berry Plastics Group, Inc. (a)	657	21,287
Blackhawk Network Holdings, Inc. (a), (e)	1,528	62,954
Boulevard Acquisition Corp. (a)	407	5,088
Bristol-Myers Squibb Co. (e)	2,337	155,504
Brookdale Senior Living, Inc. (a), (e)	3,810	132,207
Calgon Carbon Corp. (e)	3,900	75,582
Capital Southwest Corp. (e)	242	12,083
Cisco Systems, Inc. (e)	2,148	58,984
Citrix Systems, Inc. (a), (e)	1,836	128,814
Comerica, Inc. (e)	2,013	103,307
Dick’s Sporting Goods, Inc. (e)	2,634	136,362
Dynegy, Inc. (a), (e)	1,904	55,692
Eastman Chemical Co. (e)	1,106	90,493
Exelixis, Inc. (a)	3,255	12,239
Google, Inc., Class C (a), (e)	111	57,777
Halliburton Co. (e)	981	42,252
Honeywell International, Inc. (e)	1,229	125,321
Humana, Inc.	71	13,581
Intercontinental Exchange, Inc. (e)	431	96,376
Description	Shares	Value

Kohl’s Corp. (e)	2,534	$158,654
Maxim Integrated Products, Inc. (e)	1,277	44,152
MDC Partners, Inc., Class A (e)	4,762	93,811
Metalico, Inc. (a)	15,834	8,075
Microsoft Corp.	501	22,119
Monsanto Co. (e)	685	73,014
Mylan NV (a), (e)	182	12,351
Natus Medical, Inc. (a), (e)	3,367	143,300
Nexteer Automotive Group, Ltd.	9,000	9,370
Quintiles Transnational Holdings, Inc. (a), (e)	1,859	134,982
RAIT Financial Trust REIT	249	1,521
RCI Hospitality Holdings, Inc. (a)	1,109	13,197
Reynolds American, Inc. (e)	2,100	156,786
Ryder System, Inc.	81	7,077
ServiceMaster Global Holdings, Inc. (a), (e)	3,863	139,725
Signature Bank (a), (e)	1,029	150,635
Southwest Airlines Co. (e)	468	15,486
Spirit Airlines, Inc. (a)	432	26,827
Springleaf Holdings, Inc. (a), (e)	2,632	120,835
The Charles Schwab Corp. (e)	1,232	40,225
The Hartford Financial Services Group, Inc. (e)	1,963	81,602
The J.M. Smucker Co. (e)	650	70,466
The Mosaic Co.	1,220	57,233
The Procter & Gamble Co. (e)	979	76,597
Thermo Fisher Scientific, Inc. (e)	1,040	134,950
TransUnion	1,870	46,937
Tyco International PLC (e)	517	19,894
Union Pacific Corp.	405	38,625
United Continental Holdings, Inc. (a)	430	22,794
United Therapeutics Corp. (a), (e)	814	141,595
Vertex Pharmaceuticals, Inc. (a), (e)	355	43,835
Viacom, Inc., Class B (e)	1,528	98,770
Voya Financial, Inc. (e)	2,334	108,461
Western Gas Equity Partners LP	53	3,180
Wynn Resorts, Ltd.	400	39,468
XPO Logistics, Inc. (a), (e)	1,254	56,656
Zoetis, Inc. (e)	1,367	65,917
		4,388,991
Total Common Stocks (Identified cost $10,375,519)		10,620,381

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

Description	Principal Amount (000) (b)	Value

Lazard Master Alternatives Portfolio (continued)

Corporate Bonds | 6.3%

Canada | 0.2%
Norbord, Inc.,
6.250%, 04/15/23 (c)	31	$31,275

China | 0.2%
Ctrip.com International, Ltd.,
1.000%, 07/01/20 (c)	30	29,231

Marshall Island | 0.2%
Aegean Marine Petroleum Network, Inc., 4.000%, 11/01/18	35	38,260

United States | 5.7%
Alpha Natural Resources, Inc., 4.875%, 12/15/20	53	3,578
Apollo Commercial Real Estate Finance, Inc., 5.500%, 03/15/19	15	14,888
Ascent Capital Group, Inc., 4.000%, 07/15/20	45	34,734
Atlas Air Worldwide Holdings, Inc., 2.250%, 06/01/22	55	53,591
Avid Technology, Inc., 2.000%, 06/15/20 (c)	25	22,766
Blue Coat Holdings, Inc., 8.375%, 06/01/23 (c)	30	30,525
Campus Crest Communities Operating Partnership LP, 4.750%, 10/15/18 (c)	10	9,575
Cenveo Corp., 7.000%, 05/15/17	18	16,740
CHS/Community Health Systems, Inc., 7.125%, 07/15/20	30	31,785
CorEnergy Infrastructure Trust, Inc., 7.000%, 06/15/20	15	15,459
DAE Aviation Holdings Inc., 10.000%, 07/15/23 (c)	15	14,798
Description	Principal Amount (000) (b)	Value

Empire State Realty OP LP, 2.625%, 08/15/19 (c)	60	$60,787
Exelixis, Inc., 4.250%, 08/15/19	5	4,422
FireEye, Inc., 1.625%, 06/01/35	25	26,655
FXCM, Inc., 2.250%, 06/15/18	50	41,781
IAS Operating Partnership LP, 5.000%, 03/15/18 (c)	40	39,100
Ironwood Pharmaceuticals, Inc., 2.250%, 06/15/22 (c)	30	29,381
JAKKS Pacific, Inc., 4.875%, 06/01/20 (c)	25	28,281
MGIC Investment Corp., 9.000%, 04/01/63 (c)	50	64,281
Navistar International Corp., 4.750%, 04/15/19	5	4,278
Northstar Realty Finance Corp., 4.625%, 12/15/16 (c)	75	74,625
RAIT Financial Trust REIT, 4.000%, 10/01/33	40	34,325
Renewable Energy Group, Inc., 2.750%, 06/15/19	30	31,837
Resource Capital Corp., 8.000%, 01/15/20	40	37,850
Solazyme, Inc., 5.000%, 10/01/19	5	2,903
Spirit Realty Capital, Inc., 2.875%, 05/15/19	50	47,125
Starwood Waypoint Residential Trust, 3.000%, 07/01/19 (c)	50	46,000
Trinity Industries, Inc., 3.875%, 06/01/36	75	94,922
Violin Memory, Inc., 4.250%, 10/01/19	50	42,250
Wright Medical Group, Inc., 2.000%, 02/15/20 (c)	45	47,756
		1,006,998
Total Corporate Bonds
(Identified cost $1,127,469)		1,105,764

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Description	Shares	Value

Lazard Master Alternatives Portfolio (continued)

Exchange-Traded Fund | 0.1%
iShares MSCI Emerging Markets ETF (Identified cost $14,239)	352	$13,947

Preferred Stocks | 1.8%

Brazil | 0.2%
Banco Bradesco SA	3,500	32,083

Colombia | 0.1%
Banco Davivienda SA	1,800	18,475

United States | 1.5%
Anadarko Petroleum Corp.	95	4,789
Barnes & Noble, Inc. Series J	30	46,382
Bunge, Ltd.	450	49,044
Cowen Group, Inc. Series A	40	44,386
Ramco-Gershenson Properties Trust Series D	935	55,623
Universal Corp.	50	63,776
		264,000
Total Preferred Stocks (Identified cost $306,217)		314,558

	Number of
Description	Contracts	Value

Purchased Options | 0.0%
EMC Corp. 27 Call, Expires 10/16/15	18	$1,782
Euro Stoxx 50 3300 Put, Expires 07/17/15	8	4,905
HCA Holdings, Inc. 87.5 Call, Expires 07/17/15	1	380
Natus Medical, Inc. 40 Call, Expires 07/17/15	3	795
Sandisk Corp.:
72.5 Call, Expires 07/17/15	3	9
75 Call, Expires 07/17/15	4	16
SPDR S&P 500 ETF Trust 217 Call, Expires 07/17/15	22	88
Tivo, Inc. 12 Call, Expires 01/15/16	5	125
United Continental Holding, Inc. 60 Call, Expires 07/17/15	8	144
	Number of
Description	Contracts	Value

United States Steel Corp. 28 call, Expires 07/17/15	4	$16

Total Purchased Options (Identified cost $11,931)		8,260

Description	Shares	Value

Short-Term Investment | 37.8%
State Street Institutional Treasury Money Market Fund (Identified cost $6,596,534)	6,596,534	$6,596,534

Total Investments excluding Securities Sold Short | 106.8% (Identified cost $18,431,909)		18,659,444

Securities Sold Short | (24.9)%

Common Stocks | (20.3)%

Canada | (0.3)%
lululemon athletica, Inc. (a)	(877)	(57,268)

France | (0.4)%
LVMH Moet Hennessy Louis Vuitton SE	(215)	(37,668)
Technip SA	(401)	(24,820)
		(62,488)

Germany | (0.2)%
SAP SE Sponsored ADR	(482)	(33,851)

Japan | (2.6)%
Kaneka Corp.	(4,000)	(29,252)
Kuraray Co., Ltd.	(1,000)	(12,232)
Hitachi Construction Machinery Co., Ltd.	(1,200)	(21,022)
Shionogi & Co., Ltd.	(700)	(27,140)
Ono Pharmaceutical Co., Ltd.	(200)	(21,849)
Eisai Co., Ltd.	(300)	(20,140)
Sysmex Corp.	(500)	(29,824)
Yakult Honsha Co., Ltd.	(400)	(23,728)
Kikkoman Corp.	(1,000)	(31,254)
MEIJI Holdings Co., Ltd.	(200)	(25,820)
Ezaki Glico Co., Ltd.	(600)	(29,808)
House Foods Group, Inc.	(1,100)	(20,924)
Kewpie Corp.	(1,100)	(23,297)
Hirose Electric Co., Ltd.	(200)	(28,647)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

Description	Shares	Value

Lazard Master Alternatives Portfolio (continued)

Ibiden Co., Ltd.	(900)	$(15,222)
Kyocera Corp.	(400)	(20,797)
Ryosan Co., Ltd.	(200)	(5,262)
Taiyo Yuden Co., Ltd.	(1,500)	(21,057)
Yaskawa Electric Corp.	(1,200)	(15,374)
Japan Display, Inc. (a)	(6,300)	(23,731)
		(446,380)
Singapore | (0.2)%
M1, Ltd.	(14,600)	(35,122)

Spain | (0.5)%
Repsol SA	(1,394)	(24,477)
Banco Popular Espanol SA	(4,197)	(20,335)
Mediaset Espana Comunicacion SA	(3,463)	(45,383)
		(90,195)

Sweden | (0.2)%
Getinge AB, B Shares	(1,096)	(26,376)

Switzerland | (0.2)%
Julius Baer Group, Ltd.	(514)	(28,835)

United Kingdom | (0.1)%
Poundland Group PLC	(3,820)	(19,405)

United States | (15.6)%
Achillion Pharmaceuticals, Inc. (a)	(4,575)	(40,535)
ACI Worldwide, Inc. (a)	(1,510)	(37,101)
Air Products & Chemicals, Inc.	(457)	(62,531)
Amdocs, Ltd.	(717)	(39,141)
Assurant, Inc.	(649)	(43,483)
Bed Bath & Beyond, Inc. (a)	(876)	(60,426)
Bemis Co., Inc.	(815)	(36,683)
Best Buy Co., Inc.	(830)	(27,066)
Big Lots, Inc.	(625)	(28,119)
Capital One Financial Corp.	(255)	(22,432)
Charles River Laboratories International, Inc. (a)	(420)	(29,543)
Corning, Inc.	(869)	(17,145)
Deere & Co.	(454)	(44,061)
DENTSPLY International, Inc.	(544)	(28,043)
Dillard’s, Inc., Class A	(489)	(51,438)
Discovery Communications, Inc., Class A (a)	(895)	(29,768)
DISH Network Corp., Class A (a)	(420)	(28,438)
Dollar Tree, Inc. (a)	(380)	(30,016)
Dover Corp.	(419)	(29,405)
Description	Shares	Value

Eaton Vance Corp.	(493)	$(19,291)
Enova International, Inc. (a)	(979)	(18,288)
Esperion Therapeutics, Inc. (a)	(350)	(28,616)
Exact Sciences Corp. (a)	(1,974)	(58,707)
Fastenal Co.	(1,477)	(62,300)
Fossil Group, Inc. (a)	(525)	(36,414)
Genworth Financial, Inc., Class A (a)	(2,696)	(20,409)
Haemonetics Corp. (a)	(793)	(32,798)
Hub Group, Inc., Class A (a)	(1,020)	(41,147)
Intersil Corp., Class A	(2,693)	(33,689)
Johnson & Johnson	(396)	(38,594)
KBR, Inc.	(1,187)	(23,123)
Kennametal, Inc.	(1,224)	(41,763)
Keryx Biopharmaceuticals, Inc. (a)	(7,451)	(74,361)
Kite Pharma, Inc. (a)	(847)	(51,642)
Lincoln National Corp.	(365)	(21,615)
Linear Technology Corp.	(511)	(22,602)
Macy’s, Inc.	(780)	(52,627)
Merck & Co., Inc.	(2,354)	(134,013)
MSC Industrial Direct Co., Inc., Class A	(790)	(55,118)
NetScout Systems, Inc. (a)	(1,996)	(73,193)
Nordstrom, Inc.	(784)	(58,408)
Owens & Minor, Inc.	(1,239)	(42,126)
Pacira Pharmaceuticals, Inc. (a)	(1,065)	(75,317)
Patterson Cos., Inc.	(880)	(42,812)
Principal Financial Group, Inc.	(841)	(43,135)
Prudential Financial, Inc.	(444)	(38,859)
T Rowe Price Group, Inc.	(1,035)	(80,451)
Target Corp.	(383)	(31,264)
The Chubb Corp.	(448)	(42,623)
The Gap, Inc.	(2,074)	(79,165)
The Goldman Sachs Group, Inc.	(364)	(76,000)
The Hain Celestial Group, Inc. (a)	(625)	(41,163)
The Kroger Co.	(390)	(28,279)
The Travelers Cos., Inc.	(430)	(41,564)
The Walt Disney Co.	(265)	(30,247)
Tiffany & Co.	(355)	(32,589)
United Rentals, Inc. (a)	(182)	(15,947)
US Bancorp	(1,421)	(61,671)
Valley National Bancorp	(2,576)	(26,559)
Varian Medical Systems, Inc. (a)	(694)	(58,525)
Wal-Mart Stores, Inc.	(999)	(70,859)
WESCO International, Inc. (a)	(616)	(42,282)
WW Grainger, Inc.	(231)	(54,664)
		(2,740,193)
Total Common Stocks
(Proceeds $3,554,255)		(3,540,113)

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

Description	Shares	Value

Lazard Master Alternatives Portfolio (continued)

Exchanged-Traded Funds | (4.6)%

France | (1.1)%
Lyxor UCITS ETF Euro Stoxx 50	(4,737)	$(183,965)

United States | (3.5)%
iShares Nasdaq Biotechnology ETF	(577)	(212,896)
SPDR S&P 500 ETF Trust	(1,031)	(212,231)
WisdomTree Japan Hedged Equity Fund	(3,382)	(193,451)
		(618,578)
Total Exchanged-Traded Funds
(Proceeds $773,029)		(802,543)
Description	Value

Total Securities Sold Short (Proceeds $4,327,284)	$(4,342,656)

Total Investments | 81.9%
(Identified cost and short proceeds $14,104,625) (d), (g)	$14,316,788

Cash and Other Assets in Excess of Liabilities | 18.1%	3,155,111

Net Assets | 100.0%	$17,471,899

Forward Currency Contracts open at June 30, 2015:

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Purchase Contracts
CAD	SSB	08/19/15	42,844	$34,140	$34,281	$141	$—
CHF	SSB	08/19/15	16,900	18,211	18,109	—	102
CHF	SSB	08/19/15	43,400	47,192	46,504	—	688
CHF	SSB	08/19/15	53,300	57,183	57,113	—	70
EUR	SSB	08/19/15	10,100	11,477	11,267	—	210
GBP	SSB	08/19/15	19,630	30,954	30,833	—	121
GBP	SSB	08/19/15	25,500	39,638	40,053	415	—
GBP	SSB	08/19/15	57,032	87,345	89,581	2,236	—
HKD	SSB	08/19/15	268,100	34,588	34,585	—	3
JPY	SSB	08/19/15	807,269	6,664	6,600	—	64
JPY	SSB	08/19/15	914,047	7,412	7,473	61	—
JPY	SSB	08/19/15	3,773,600	30,793	30,851	58	—
JPY	SSB	08/19/15	5,415,900	45,254	44,277	—	977
SEK	SSB	08/19/15	222,877	27,127	26,912	—	215
SGD	SSB	08/19/15	49,600	36,926	36,800	—	126
ZAR	SSB	08/19/15	344,600	28,792	28,091	—	701
Total Forward Currency Purchase Contracts				$543,696	$543,330	$2,911	$3,277

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

Lazard Master Alternatives Portfolio (continued)

Forward Currency Contracts open at June 30, 2015 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts
AUD	SSB	08/19/15	9,202	$6,983	$7,081	$—	$98
AUD	SSB	08/19/15	19,700	15,080	15,160	—	80
AUD	SSB	08/19/15	191,673	154,996	147,499	7,497	—
CAD	SSB	08/19/15	176,800	148,040	141,463	6,577	—
CHF	SSB	08/19/15	3,600	3,893	3,858	35	—
CHF	SSB	08/19/15	110,000	121,170	117,869	3,301	—
EUR	SSB	08/19/15	53,690	60,185	59,895	290	—
EUR	SSB	08/19/15	88,000	97,918	98,170	—	252
EUR	SSB	08/19/15	113,700	128,753	126,840	1,913	—
EUR	SSB	08/19/15	120,100	133,795	133,980	—	185
EUR	SSB	08/19/15	139,100	156,412	155,176	1,236	—
EUR	SSB	08/19/15	380,108	434,308	424,038	10,270	—
GBP	SSB	08/19/15	22,599	35,412	35,497	—	85
GBP	SSB	08/19/15	380,726	600,883	598,015	2,868	—
HKD	SSB	08/19/15	325,115	41,923	41,939	—	16
HKD	SSB	08/19/15	677,200	87,363	87,359	4	—
ILS	SSB	08/19/15	65,600	16,947	17,385	—	438
ILS	SSB	08/19/15	158,963	41,555	42,127	—	572
JPY	SSB	08/19/15	613,854	4,994	5,019	—	25
JPY	SSB	08/19/15	5,530,300	45,660	45,212	448	—
JPY	SSB	08/19/15	8,296,301	68,390	67,826	564	—
JPY	SSB	08/19/15	36,795,149	309,335	300,817	8,518	—
JPY	SSB	08/19/15	180,196,659	1,513,912	1,473,191	40,721	—
PHP	SSB	08/19/15	3,478,200	76,697	76,986	—	289
ZAR	SSB	08/19/15	392,400	32,554	31,987	567	—
ZAR	SSB	08/19/15	2,231,912	186,402	181,938	4,464	—
Total Forward Currency Sale Contracts				$4,523,560	$4,436,327	89,273	2,040
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$92,184	$5,317

Written Options open at June 30, 2015:

Description	Number of Contracts	Strike Price	Expiration Date	Premium	Value

EMC Corp. 25 Put	16	$25.00	01/15/16	$3,145	$(1,952)
HCA Holdings, Inc. 72.5 Put	2	72.50	07/17/15	217	(2)
Sandisk Corp. 62.5 Put	5	62.50	07/17/15	861	(2,360)
Sandisk Corp. 65 Put	3	65.00	07/17/15	695	(2,115)
Tivo, Inc. 10 Put	5	10.00	01/15/16	378	(355)
United Continental Holding, Inc. 52.5 Put	4	52.50	07/17/15	876	(564)
United States Steel Corp. 24 Put	1	24.00	07/17/15	140	(357)
Total Written Options				$6,312	$(7,705)

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Lazard Master Alternatives Portfolio (continued)

Total Return Swap Agreements open at June 30, 2015:

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Appreciation	Unrealized Depreciation

1 Month EUR Reuters plus 0.50%	EUR	DUB	2	01/05/16	Spie SA	$44	$—
1 Month EUR Reuters plus 0.50%	EUR	DUB	13	01/05/16	Valeo SA	—	49
1 Month EUR Reuters plus 0.50%	EUR	DUB	7	02/09/16	CRH PLC	222	—
1 Month GBP Reuters plus 0.50%	GBP	DUB	22	02/12/16	Arrow Global Group PLC	2,086	—
1 Month GBP Reuters plus 0.50%	GBP	DUB	5	02/12/16	Card Factory PLC	—	145
1 Month GBP Reuters plus 0.50%	GBP	DUB	3	02/12/16	RPC Group PLC	350	—
1 Month GBP Reuters plus 0.50%	GBP	DUB	9	02/12/16	Savills PLC	—	39
1 Month GBP Reuters plus 0.50%	GBP	DUB	10	02/12/16	Tui AG Di	—	1,216
1 Month SEK Reuters plus 0.50%	SEK	DUB	9	02/19/16	Swedbank AB	—	628
1 Month USD Reuters plus 0.00%	KRW	DUB	—	04/06/16	Hyundai Elevator Co.	3,317	—
1 Month USD Reuters plus 0.50%	AED	DUB	10	04/06/16	Abu Dhabi Commercial Bank	64	—
1 Month USD Reuters plus 0.50%	AED	DUB	10	04/06/16	Dubai Islamic Bank	44	—
1 Month USD Reuters plus 0.50%	AED	DUB	16	04/06/16	Union National Bank	—	236
1 Month USD Reuters plus 0.50%	EUR	DUB	18	01/05/16	Capgemini SA	901	—
1 Month USD Reuters plus 0.50%	EUR	DUB	9	01/05/16	Vinci SA	—	340
1 Month USD Reuters plus 0.50%	EUR	DUB	25	01/05/16	Vivendi SA	—	856
1 Month USD Reuters plus 0.50%	EUR	DUB	14	02/09/16	Origin Enterprises PLC	—	575
1 Month USD Reuters plus 0.50%	GBP	DUB	9	02/12/16	Alldays PLC	900	—
1 Month USD Reuters plus 0.50%	GBP	DUB	4	02/12/16	Entertainment One, Ltd.	391	—
1 Month USD Reuters plus 0.50%	GBP	DUB	17	02/12/16	London Stock Exchange Group PLC	—	195
1 Month USD Reuters plus 0.50%	GBP	DUB	13	02/12/16	United Business Media PLC	—	267
1 Month USD Reuters plus 0.50%	IDR	DUB	10	04/05/16	PT Bank Mandiri (Persero) Tbk	—	2,088
1 Month USD Reuters plus 0.50%	IDR	DUB	43	04/05/16	PT Bank Rakyat Indonesia (Persero) Tbk	—	10,192
1 Month USD Reuters plus 0.50%	IDR	DUB	14	04/05/16	PT Pakuwon Jati Tbk	—	2,581
1 Month USD Reuters plus 0.50%	IDR	DUB	10	04/05/16	PT Pembangunan Perumahan (Persero) Tbk	—	985
1 Month USD Reuters plus 0.50%	IDR	DUB	28	04/05/16	PT Bank Negara Indonesia (Persero) Tbk	—	7,838
1 Month USD Reuters plus 0.50%	KRW	DUB	37	04/06/16	Amorepacific Corp.	8,271	—
1 Month USD Reuters plus 0.50%	KRW	DUB	9	04/06/16	Atto Co., Ltd.	2,396	—
1 Month USD Reuters plus 0.50%	KRW	DUB	36	04/06/16	BGF Retail Co., Ltd.	14,933	—
1 Month USD Reuters plus 0.50%	KRW	DUB	32	04/06/16	CJ CGV Co., Ltd.	27,918	—
1 Month USD Reuters plus 0.50%	KRW	DUB	14	04/06/16	Com2us Corp.	—	4,181
1 Month USD Reuters plus 0.50%	KRW	DUB	13	04/06/16	Dongbu Insurance Co., Ltd.	1,841	—
1 Month USD Reuters plus 0.50%	KRW	DUB	10	04/06/16	Hanjin Transportation Co.	—	2,634
1 Month USD Reuters plus 0.50%	KRW	DUB	27	04/06/16	Hansol Chemience Co., Ltd.	22,032	—
1 Month USD Reuters plus 0.50%	KRW	DUB	10	04/06/16	Hynix Semiconductor, Inc.	—	840
1 Month USD Reuters plus 0.50%	KRW	DUB	26	04/06/16	Hyosung Corp.	3,910	—
1 Month USD Reuters plus 0.50%	KRW	DUB	17	04/06/16	Hyundai Elevator Co.	—	1,096
1 Month USD Reuters plus 0.50%	KRW	DUB	33	04/06/16	Korea Aerospace Industries, Ltd.	12,092	—
1 Month USD Reuters plus 0.50%	KRW	DUB	34	04/06/16	Korea Electric Power Corp.	—	429

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

Lazard Master Alternatives Portfolio (continued)

Total Return Swap Agreements open at June 30, 2015 (continued):

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Appreciation	Unrealized Depreciation

1 Month USD Reuters plus 0.50%	KRW	DUB	10	04/06/16	Korea Petrochemical Industry Co.	$7,023	$—
1 Month USD Reuters plus 0.50%	KRW	DUB	16	04/06/16	Korea Plant Service & Engineering Co., Ltd.	3,241	—
1 Month USD Reuters plus 0.50%	KRW	DUB	35	04/06/16	Kwang Dong Pharmaceutical Co.	4,690	—
1 Month USD Reuters plus 0.50%	KRW	DUB	14	04/06/16	Lg Display Co., Ltd.	—	2,607
1 Month USD Reuters plus 0.50%	KRW	DUB	18	04/06/16	Lg Innotek Co., Ltd.	—	2,593
1 Month USD Reuters plus 0.50%	KRW	DUB	13	04/06/16	Lg Telecom, Ltd.	—	1,481
1 Month USD Reuters plus 0.50%	KRW	DUB	44	04/06/16	Medy-tox, Inc.	24,322	—
1 Month USD Reuters plus 0.50%	KRW	DUB	10	04/06/16	Ncsoft Corp.	647	—
1 Month USD Reuters plus 0.50%	KRW	DUB	10	04/06/16	Osstem Implant Co., Ltd.	4,199	—
1 Month USD Reuters plus 0.50%	KRW	DUB	12	04/06/16	Sk Telecom Co., Ltd.	—	1,234
1 Month USD Reuters plus 0.50%	MYR	DUB	16	04/05/16	Berjaya Auto Berhad	—	444
1 Month USD Reuters plus 0.50%	MYR	DUB	9	04/05/16	Cahya Mata Sarawak Berhad	1,103	—
1 Month USD Reuters plus 0.50%	MYR	DUB	14	04/05/16	Faber Group Berhad	—	1,062
1 Month USD Reuters plus 0.50%	MYR	DUB	11	04/05/16	Kossan Rubber Industries Berhad	1,452	—
1 Month USD Reuters plus 0.50%	MYR	DUB	44	04/05/16	Malaysian International Shipping Corp. Berhad	—	4,606
1 Month USD Reuters plus 0.50%	MYR	DUB	9	04/05/16	Press Metal Berhad	—	2,186
1 Month USD Reuters plus 0.50%	MYR	DUB	15	04/05/16	Sunway Berhad	—	1,118
1 Month USD Reuters plus 0.50%	MYR	DUB	75	04/05/16	Tenaga Nasional Berhad	—	10,412
1 Month USD Reuters plus 0.50%	MYR	DUB	73	04/05/16	Westports Holdings Berhad	1,589	—
1 Month USD Reuters plus 0.50%	THB	DUB	14	04/05/16	Airports of Thailand PCL	—	329
1 Month USD Reuters plus 0.50%	THB	DUB	37	04/05/16	Bangkok Expressway PCL	—	1,069
1 Month USD Reuters plus 0.50%	THB	DUB	28	04/05/16	Bumrungrad Hospital	5,304	—
1 Month USD Reuters plus 0.50%	THB	DUB	18	04/05/16	Delta Electronics Thailand PCL	155	—
1 Month USD Reuters plus 0.50%	THB	DUB	10	04/05/16	KCE Electronics PCL	184	—
1 Month USD Reuters plus 0.50%	THB	DUB	20	04/05/16	Major Cineplex Group PCL	—	560
1 Month USD Reuters plus 0.50%	THB	DUB	15	04/05/16	Preuksa Real Estate PCL	—	2,222
1 Month USD Reuters plus 0.50%	THB	DUB	16	04/05/16	Siam Cement PCL.	—	348
1 Month USD Reuters plus 0.50%	THB	DUB	15	04/05/16	Srisawad Power 1979 PCL	208	—
1 Month USD Reuters plus 0.50%	TRY	DUB	24	04/05/16	Eregli Demir Ve Celik Fabrik	740	—
1 Month USD Reuters plus 0.50%	TRY	DUB	14	04/05/16	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS	—	1,412
1 Month USD Reuters plus 0.50%	TRY	DUB	19	04/05/16	Tav Havalimanlari Holding AS	271	—
1 Month USD Reuters plus 0.50%	TRY	DUB	36	04/05/16	Turk Telekomunikasyon AS	—	600
1 Month USD Reuters plus 0.50%	TWD	DUB	12	04/06/16	AU Optronics Corp.	—	1,536
1 Month USD Reuters plus 0.50%	TWD	DUB	21	04/06/16	Catcher Technology Co., Ltd.	4,046	—
1 Month USD Reuters plus 0.50%	TWD	DUB	15	04/06/16	Chailease Holding Co., Ltd.	—	364
1 Month USD Reuters plus 0.50%	TWD	DUB	12	04/06/16	Chin-poon Industrial Co., Ltd.	—	1,483
1 Month USD Reuters plus 0.50%	TWD	DUB	10	04/06/16	Chinatrust Financial Holding Co., Ltd.	1,879	—
1 Month USD Reuters plus 0.50%	TWD	DUB	10	04/06/16	Compeq Manufacturing Co., Ltd.	—	712

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

Lazard Master Alternatives Portfolio (continued)

Total Return Swap Agreements open at June 30, 2015 (continued):

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Appreciation	Unrealized Depreciation

1 Month USD Reuters plus 0.50%	TWD	DUB	12	04/06/16	Elite Advanced Laser Corp.	$—	$1,900
1 Month USD Reuters plus 0.50%	TWD	DUB	78	04/06/16	Feng Tay Enterprise Co., Ltd.	—	2,553
1 Month USD Reuters plus 0.50%	TWD	DUB	27	04/06/16	Fubon Financial Holding Co.	3,101	—
1 Month USD Reuters plus 0.50%	TWD	DUB	37	04/06/16	Grape King, Inc.	7,603	—
1 Month USD Reuters plus 0.50%	TWD	DUB	19	04/06/16	Greatek Electronics, Inc.	—	2,592
1 Month USD Reuters plus 0.50%	TWD	DUB	65	04/06/16	Highwealth Construction Corp.	—	185
1 Month USD Reuters plus 0.50%	TWD	DUB	51	04/06/16	Makalot Industrial Co., Ltd.	9,404	—
1 Month USD Reuters plus 0.50%	TWD	DUB	13	04/06/16	PChome Online, Inc.	3,558	—
1 Month USD Reuters plus 0.50%	TWD	DUB	16	04/06/16	Pegatron Corp.	1,397	—
1 Month USD Reuters plus 0.50%	TWD	DUB	13	04/06/16	Shin Zu Shing Co., Ltd.	—	1,335
1 Month USD Reuters plus 0.50%	TWD	DUB	32	04/06/16	Siliconware Precision Industry Co., Ltd.	—	1,844
1 Month USD Reuters plus 0.50%	TWD	DUB	21	04/06/16	Taiwan Paiho, Ltd.	4,281	—
1 Month USD Reuters plus 0.50%	TWD	DUB	41	04/06/16	Taiwan Pcb Techvest Co., Ltd.	—	7,722
1 Month USD Reuters plus 0.50%	TWD	DUB	15	04/06/16	Transcend Information, Inc.	102	—
1 Month USD Reuters plus 0.50%	TWD	DUB	28	04/06/16	United Microelectronics Corp.	—	3,920
1 Month USD Reuters plus 0.50%	TWD	DUB	30	04/06/16	Voltronic Power Technology Corp.	7,471	—
1 Month USD Reuters plus 0.50%	TWD	DUB	9	04/06/16	WIN Semiconductors, Inc.	331	—
1 Month USD Reuters plus 0.50%	TWD	DUB	14	04/06/16	Wistron NeWeb Corp.	3,179	—
1 Month USD Reuters plus 0.50%	TWD	DUB	32	04/06/16	Zhen Ding Technology Holding, Ltd.	2,703	—
1 Month USD Reuters plus 0.50%	USD	DUB	58	09/28/15	AAR Corp.	18	—
1 Month USD Reuters plus 0.50%	USD	DUB	51	09/28/15	Alon USA Energy, Inc.	3,992	—
1 Month USD Reuters plus 0.50%	USD	DUB	88	09/28/15	Altra Industrial Motion, Inc.	—	656
1 Month USD Reuters plus 0.50%	USD	DUB	42	09/28/15	American Residential Properties, Inc.	—	327
1 Month USD Reuters plus 0.50%	USD	DUB	44	09/28/15	AmTrust Financial Services, Inc.	3,015	—
1 Month USD Reuters plus 0.50%	USD	DUB	44	09/28/15	Ani Pharmaceuticals, Inc.	1,028	—
1 Month USD Reuters plus 0.50%	USD	DUB	10	09/28/15	Apollo Commercial Real Estate Finance, Inc.	—	238
1 Month USD Reuters plus 0.50%	USD	DUB	8	09/28/15	Ascent Capital Group, Inc.	—	44
1 Month USD Reuters plus 0.50%	USD	DUB	53	09/28/15	Blucora, Inc.	1,857	—
1 Month USD Reuters plus 0.50%	USD	DUB	1	09/28/15	Campus Crest Communities, Inc.	—	20
1 Month USD Reuters plus 0.50%	USD	DUB	52	09/28/15	Carriage Services, Inc.	1,034	—
1 Month USD Reuters plus 0.50%	USD	DUB	40	09/28/15	Forest City Enterprise, Inc.	—	844
1 Month USD Reuters plus 0.50%	USD	DUB	42	09/28/15	Colony Capital, Inc.	—	1,697
1 Month USD Reuters plus 0.50%	USD	DUB	53	09/28/15	Cowen Group, Inc.	12,205	—
1 Month USD Reuters plus 0.50%	USD	DUB	38	09/28/15	Encore Cap Group, Inc.	—	642
1 Month USD Reuters plus 0.50%	USD	DUB	33	09/28/15	Exelixis, Inc.	1,635	—
1 Month USD Reuters plus 0.50%	USD	DUB	21	09/28/15	Fireeye, Inc.	—	247
1 Month USD Reuters plus 0.50%	USD	DUB	47	09/28/15	GPT Property Trust LP	—	4,283
1 Month USD Reuters plus 0.50%	USD	DUB	54	09/28/15	Green Plains Renewable Energy, Inc.	—	3,786

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Lazard Master Alternatives Portfolio (continued)

Total Return Swap Agreements open at June 30, 2015 (continued):

Pay	Currency	Counterparty	Notional Amount (000)	Expiration Date	Receive	Unrealized Appreciation	Unrealized Depreciation

1 Month USD Reuters plus 0.50%	USD	DUB	43	09/28/15	Healthways, Inc.	$—	$6,308
1 Month USD Reuters plus 0.50%	USD	DUB	65	09/28/15	Hologic, Inc.	1,987	—
1 Month USD Reuters plus 0.50%	USD	DUB	44	09/28/15	Hovnanian Enterprises, Inc.	—	464
1 Month USD Reuters plus 0.50%	USD	DUB	58	09/28/15	Intel Corp.	—	3,960
1 Month USD Reuters plus 0.50%	USD	DUB	5	09/28/15	Jakks Pacific, Inc.	352	—
1 Month USD Reuters plus 0.50%	USD	DUB	33	09/28/15	LGI Homes, Inc.	—	262
1 Month USD Reuters plus 0.50%	USD	DUB	13	09/28/15	Mgic Investment Corp.	—	81
1 Month USD Reuters plus 0.50%	USD	DUB	52	09/28/15	Navistar International Corp.	—	4,548
1 Month USD Reuters plus 0.50%	USD	DUB	43	09/28/15	Netsuite, Inc.	—	1,050
1 Month USD Reuters plus 0.50%	USD	DUB	55	09/28/15	New Mountain Finance Corp.	—	138
1 Month USD Reuters plus 0.50%	USD	DUB	62	09/28/15	Omnicare, Inc.	7,674	—
1 Month USD Reuters plus 0.50%	USD	DUB	46	09/28/15	Photronics, Inc.	2,621	—
1 Month USD Reuters plus 0.50%	USD	DUB	40	09/28/15	Photronics, Inc.	1,044	—
1 Month USD Reuters plus 0.50%	USD	DUB	36	09/28/15	PLD BioPharma, Inc.	—	829
1 Month USD Reuters plus 0.50%	USD	DUB	53	09/28/15	Quidel Corp.	—	3,514
1 Month USD Reuters plus 0.50%	USD	DUB	4	09/28/15	RAIT Financial Trust REIT	—	125
1 Month USD Reuters plus 0.50%	USD	DUB	36	09/28/15	Redwood Trust, Inc.	—	1,125
1 Month USD Reuters plus 0.50%	USD	DUB	10	09/28/15	Renewable Energy Group, Inc.	994	—
1 Month USD Reuters plus 0.50%	USD	DUB	49	09/28/15	SolarCity Corp.	—	2,875
1 Month USD Reuters plus 0.50%	USD	DUB	52	09/28/15	Solazyme, Inc.	—	364
1 Month USD Reuters plus 0.50%	USD	DUB	5	09/28/15	Spirit Realty Capital, Inc.	—	267
1 Month USD Reuters plus 0.50%	USD	DUB	57	09/28/15	Starwood Property Trust	—	2,016
1 Month USD Reuters plus 0.50%	USD	DUB	15	09/28/15	Starwood Waypoint Residential Trust	—	879
1 Month USD Reuters plus 0.50%	USD	DUB	87	09/28/15	SunEdison, Inc.	9,419	—
1 Month USD Reuters plus 0.50%	USD	DUB	24	09/28/15	Teva Pharmaceutical Industries, Ltd.	—	1,112
1 Month USD Reuters plus 0.50%	USD	DUB	43	09/28/15	Theravance, Inc.	4,245	—
1 Month USD Reuters plus 0.50%	USD	DUB	40	09/28/15	Trinity Industries, Inc.	—	1,352
1 Month USD Reuters plus 0.50%	USD	DUB	70	09/28/15	Vector Group, Ltd.	971	—
1 Month USD Reuters plus 0.50%	USD	DUB	5	09/28/15	Violin Memory, Inc.	—	681
1 Month USD Reuters plus 0.50%	USD	DUB	26	09/28/15	Vishay Intertechnology, Inc.	—	3,402
1 Month USD Reuters plus 0.50%	USD	DUB	53	09/28/15	Webmd Health Corp.	—	2,151
1 Month USD Reuters plus 0.50%	USD	DUB	60	09/28/15	Workday, Inc.	—	3,376
1 Month USD Reuters plus 0.50%	USD	DUB	5	09/28/15	Wright Medical Group, Inc.	—	180
USD FED OPEN less 0.30%	USD	DUB	12	09/28/15	Gramercy Property Trust REIT	367	—
USD FED OPEN less 0.60%	USD	DUB	6	04/06/16	Cemex SA	235	—
						260,588	151,682

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Lazard Master Alternatives Portfolio (continued)

Total Return Swap Agreements open at June 30, 2015 (continued):

Receive	Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Unrealized Appreciation	Unrealized Depreciation

1 Month EUR Reuters less 0.45%	EUR	DUB	5	03/15/16	Hannover Rueckversicherungs AG	$52	$—
1 Month USD Reuters less 0.50%	USD	DUB	11	04/06/16	China Everbright International, Ltd.	385	—
1 Month USD Reuters less 0.50%	USD	DUB	9	04/06/16	China Merchants Holdings International Co., Ltd.	39	—
1 Month USD Reuters less 0.50%	USD	DUB	17	04/06/16	China South City Holdings, Ltd.	1,486	—
1 Month USD Reuters less 0.50%	USD	DUB	10	04/06/16	Dah Chong Hong Holdings, Ltd.	940	—
1 Month USD Reuters less 0.50%	USD	DUB	28	04/06/16	Fosun Pharmaceutical Group, Ltd.	555	—
1 Month USD Reuters less 0.50%	USD	DUB	9	04/06/16	GOME Electrial Appliances Holdings, Ltd.	2,087	—
1 Month USD Reuters less 0.50%	USD	DUB	18	04/06/16	Guangshen Railway Co., Ltd.	—	3,238
1 Month USD Reuters less 0.50%	USD	DUB	27	04/06/16	Kingboard Chemical Holdings, Ltd.	—	2,240
1 Month USD Reuters less 0.50%	USD	DUB	34	04/06/16	Shanghai Industrial Holdings, Ltd.	—	3,262
1 Month USD Reuters less 0.50%	USD	DUB	43	04/06/16	Tingyi Holdings Co.	1,728	—
1 Month USD Reuters less 0.55%	USD	DUB	10	04/06/16	China Petrochemical Dev Corp.	203	—
1 Month USD Reuters less 0.55%	USD	DUB	17	04/06/16	Clevo Co.	986	—
1 Month USD Reuters less 0.55%	USD	DUB	9	04/06/16	Elan Microelectronics Corp.	—	302
1 Month USD Reuters less 0.55%	USD	DUB	38	04/06/16	Hon Hai Precision Industry Co., Ltd.	—	2,949
1 Month USD Reuters less 0.55%	USD	DUB	15	04/06/16	HTC Corp.	3,271	—
1 Month USD Reuters less 0.55%	USD	DUB	34	04/06/16	Hua Nan Financial Holdings Co., Ltd.	—	501
1 Month USD Reuters less 0.55%	USD	DUB	11	04/06/16	Hyundai Heavy Industries Co., Ltd.	1,727	—
1 Month USD Reuters less 0.55%	USD	DUB	40	04/06/16	POSCO	2,887	—
1 Month USD Reuters less 0.55%	USD	DUB	10	04/06/16	Realtek Semiconductor Corp.	148	—
1 Month USD Reuters less 0.55%	USD	DUB	18	04/06/16	Sk Chemicals Co., Ltd.	353	—
1 Month USD Reuters less 0.55%	USD	DUB	12	04/06/16	TPK Holding Co., Ltd.	865	—
1 Month USD Reuters less 0.60%	USD	DUB	10	04/05/16	Cencosud SA	501	—
1 Month USD Reuters less 0.60%	USD	DUB	10	04/05/16	Colbun SA	331	—
1 Month USD Reuters less 0.60%	USD	DUB	19	04/05/16	S.A.C.I. Falabella	1,857	—
1 Month USD Reuters less 0.60%	USD	DUB	27	04/06/16	Controladora Comercial Mexicana SAB de CV	973	—
1 Month USD Reuters less 0.60%	USD	DUB	14	04/06/16	Cosan SA Industria e Comercio	314	—
1 Month USD Reuters less 0.60%	USD	DUB	21	04/06/16	Grupo Aval Acciones y Valores SA	—	1,749
1 Month USD Reuters less 0.60%	USD	DUB	22	04/06/16	Grupo Financiero Interacciones SA de CV	278	—
1 Month USD Reuters less 0.60%	USD	DUB	53	04/06/16	Banorte SAB de CV	3,413	—
1 Month USD Reuters less 0.60%	USD	DUB	51	04/06/16	Infraestructura Energetica Nova SAB de CV	4,863	—
1 Month USD Reuters less 0.60%	USD	DUB	27	04/19/16	Global Telecom Holding SAE	6,794	—
1 Month USD Reuters less 0.75%	USD	DUB	39	04/06/16	Formosa Petrochemical Corp.	—	7,111
1 Month USD Reuters less 0.75%	USD	DUB	18	04/06/16	Lite-on Technology Corp.	1,603	—
1 Month USD Reuters less 0.80%	USD	DUB	14	04/07/16	Adcock Ingram Holdings, Ltd.	—	381
1 Month USD Reuters less 0.80%	USD	DUB	17	04/07/16	Alexander Forbes Group Holdings, Ltd.	1,786	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Lazard Master Alternatives Portfolio (continued)

Total Return Swap Agreements open at June 30, 2015 (continued):

Receive	Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Unrealized Appreciation	Unrealized Depreciation

1 Month USD Reuters less 0.80%	USD	DUB	30	04/07/16	Anglo Platinum, Ltd.	$2,703	$—
1 Month USD Reuters less 0.80%	USD	DUB	24	04/07/16	Aspen Pharmacare Holdings, Ltd.	1,808	—
1 Month USD Reuters less 0.80%	USD	DUB	32	04/07/16	Attacq, Ltd.	4,482	—
1 Month USD Reuters less 0.80%	USD	DUB	24	04/07/16	Datatec, Ltd.	—	1,379
1 Month USD Reuters less 0.80%	USD	DUB	15	04/07/16	Grindrod, Ltd.	2,966	—
1 Month USD Reuters less 0.80%	USD	DUB	29	04/07/16	Hyprop Investments, Ltd.	—	423
1 Month USD Reuters less 0.80%	USD	DUB	39	04/07/16	Impala Platinum Holdings, Ltd.	3,513	—
1 Month USD Reuters less 0.80%	USD	DUB	27	04/07/16	Metropolitan Holdings, Ltd.	660	—
1 Month USD Reuters less 0.80%	USD	DUB	16	04/07/16	Murray & Roberts Holdings, Ltd.	1,187	—
1 Month USD Reuters less 0.80%	USD	DUB	9	04/07/16	Nampak, Ltd.	1,768	—
1 Month USD Reuters less 0.80%	USD	DUB	13	04/07/16	Northam Platinum, Ltd.	1,919	—
1 Month USD Reuters less 0.80%	USD	DUB	47	04/07/16	Rand Merchant Insurance Holdings, Ltd.	46	—
1 Month USD Reuters less 0.80%	USD	DUB	15	04/07/16	Resilient Property Income Fund, Ltd.	1,229	—
1 Month USD Reuters less 0.80%	USD	DUB	20	04/07/16	Reunert, Ltd.	—	2,157
1 Month USD Reuters less 0.80%	USD	DUB	47	04/07/16	Steinhoff International Holdings, Ltd.	—	202
1 Month USD Reuters less 0.80%	USD	DUB	16	04/07/16	Trencor, Ltd.	154	—
1 Month USD Reuters less 0.83%	USD	DUB	20	04/06/16	China Oil And Gas Group, Ltd.	2,753	—
1 Month USD Reuters less 0.85%	USD	DUB	23	04/05/16	Komercni Banka AS	—	535
1 Month USD Reuters less 1.00%	USD	DUB	26	04/05/16	Hong Leong Financial Group	3,322	—
1 Month USD Reuters less 1.00%	USD	DUB	44	04/06/16	Cathay Financial Holding Co.	—	4,730
1 Month USD Reuters less 1.00%	USD	DUB	15	04/06/16	China Dongxiang Group Co.	—	6,794
1 Month USD Reuters less 1.00%	USD	DUB	9	04/06/16	China Shipping Development Co., Ltd.	1,550	—
1 Month USD Reuters less 1.00%	USD	DUB	18	04/06/16	Dalian Port (PDA) Co., Ltd.	—	1,460
1 Month USD Reuters less 1.00%	USD	DUB	39	04/06/16	Lotte Confectionery Co., Ltd.	—	3,205
1 Month USD Reuters less 1.00%	USD	DUB	67	04/06/16	Quanta Computer, Inc.	488	—
1 Month USD Reuters less 1.00%	USD	DUB	17	04/06/16	Samsung Sdi Co., Ltd.	1,603	—
1 Month USD Reuters less 1.00%	USD	DUB	24	04/06/16	SK C&C Co., Ltd.	—	4,363
1 Month USD Reuters less 1.25%	USD	DUB	16	04/06/16	Samsung Techwin Co., Ltd.	—	3,988
1 Month USD Reuters less 1.50%	USD	DUB	18	04/06/16	Br Malls Participacoes SA	2,675	—
1 Month USD Reuters less 1.50%	USD	DUB	8	04/06/16	China Shipping Container	—	1,821
1 Month USD Reuters less 1.50%	USD	DUB	32	04/06/16	Jinro, Ltd.	—	558
1 Month USD Reuters less 1.75%	USD	DUB	35	04/06/16	Angang Steel Co., Ltd.	1,632	—
1 Month USD Reuters less 1.75%	USD	DUB	44	04/06/16	CPFL Energia SA	419	—
1 Month USD Reuters less 1.75%	USD	DUB	13	04/06/16	Epistar Corp.	1,787	—
1 Month USD Reuters less 1.75%	USD	DUB	15	04/06/16	Far Eastern Department Store, Ltd.	3,778	—
1 Month USD Reuters less 1.75%	USD	DUB	12	04/06/16	Multiplan Empreendimentos SA	1,726	—
1 Month USD Reuters less 1.75%	USD	DUB	11	04/06/16	Unimicron Technology Corp.	2,182	—
1 Month USD Reuters less 2.00%	USD	DUB	12	04/05/16	Indorama Ventures PCL	—	404
1 Month USD Reuters less 2.00%	USD	DUB	10	04/06/16	Byd Co., Ltd.	—	1,533
1 Month USD Reuters less 2.00%	USD	DUB	10	04/06/16	Shanghai Jin Jiang International Holdings Co., Ltd.	866	—

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Lazard Master Alternatives Portfolio (continued)

Total Return Swap Agreements open at June 30, 2015 (continued):

Receive	Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Unrealized Appreciation	Unrealized Depreciation

1 Month USD Reuters less 2.25%	USD	DUB	81	04/05/16	BTS Group Holdings PCL	$3,258	$—
1 Month USD Reuters less 2.25%	USD	DUB	21	04/06/16	Aliansce Shopping Centers SA	3,945	—
1 Month USD Reuters less 2.25%	USD	DUB	11	04/06/16	Kolon Industries, Inc.	1,222	—
1 Month USD Reuters less 2.25%	USD	DUB	50	04/06/16	Synnex Technology International Corp.	—	5,109
1 Month USD Reuters less 2.25%	USD	DUB	42	04/06/16	Yulon Motor Co.	5,664	—
1 Month USD Reuters less 2.50%	USD	DUB	29	04/05/16	Anadolu Efes Biracilik ve Malt Sanayii AS	—	2,632
1 Month USD Reuters less 2.50%	USD	DUB	9	04/05/16	Arcelik AS	122	—
1 Month USD Reuters less 2.50%	USD	DUB	22	04/05/16	Bank Handlowy W Warszawie SA	1,370	—
1 Month USD Reuters less 2.50%	USD	DUB	13	04/05/16	Bank Pekao SA	239	—
1 Month USD Reuters less 2.50%	USD	DUB	13	04/05/16	LPP SA	725	—
1 Month USD Reuters less 2.50%	USD	DUB	10	04/05/16	Polski Koncern Naftowy SA	—	2,448
1 Month USD Reuters less 2.50%	USD	DUB	13	04/05/16	Thai Tap Water Supply PCL	592	—
1 Month USD Reuters less 2.50%	USD	DUB	39	04/06/16	Cheng Uei Precision Industry Co., Ltd.	2,401	—
1 Month USD Reuters less 2.50%	USD	DUB	10	04/06/16	Cogobuy Group	—	1,145
1 Month USD Reuters less 2.50%	USD	DUB	22	04/06/16	Radiant Opto-Electronics Corp.	—	4,504
1 Month USD Reuters less 2.66%	USD	DUB	18	04/06/16	Changsha Zoomlion Heavy Industry Science and Technology Co., Ltd.	1,248	—
1 Month USD Reuters less 2.75%	USD	DUB	76	04/05/16	Axiata Group Berhad	8,338	—
1 Month USD Reuters less 2.75%	USD	DUB	9	04/06/16	Lojas Americanas SA	418	—
1 Month USD Reuters less 3.00%	USD	DUB	11	04/06/16	Li Ning Co., Ltd.	2,037	—
1 Month USD Reuters less 3.00%	USD	DUB	21	04/06/16	Oriental Union Chemical Corp.	1,761	—
1 Month USD Reuters less 3.00%	USD	DUB	30	04/06/16	Tong Tang Industry Co., Ltd.	2,829	—
1 Month USD Reuters less 3.00%	USD	DUB	23	04/06/16	U-ming Marine Transport Corp.	772	—
1 Month USD Reuters less 3.19%	USD	DUB	22	04/06/16	China Yurun Food Group, Ltd.	—	2,037
1 Month USD Reuters less 3.25%	USD	DUB	29	04/06/16	Fila Korea, Ltd.	—	1,740
1 Month USD Reuters less 3.25%	USD	DUB	45	04/06/16	Sino-American Silicon Products, Inc.	7,000	—
1 Month USD Reuters less 3.50%	USD	DUB	10	04/05/16	Sm Prime Holdings, Inc.	121	—
1 Month USD Reuters less 3.75%	USD	DUB	20	04/06/16	Hyundai Mipo Dockyard Co., Ltd.	4,412	—
1 Month USD Reuters less 4.00%	USD	DUB	9	04/06/16	Chipbond Technology Corp.	221	—
1 Month USD Reuters less 4.00%	USD	DUB	16	04/06/16	Paradise Co., Ltd.	183	—
1 Month USD Reuters less 4.25%	USD	DUB	22	04/06/16	B2w Companhia Global Do Varejo	100	—
1 Month USD Reuters less 4.25%	USD	DUB	13	04/06/16	China Huishan Dairy Holdings Co.	—	3,531
1 Month USD Reuters less 4.25%	USD	DUB	10	04/06/16	Yanzhou Coal Mining Co.	757	—
1 Month USD Reuters less 4.50%	USD	DUB	12	04/05/16	IOI Corp. Berhad	1,539	—
1 Month USD Reuters less 4.50%	USD	DUB	10	04/06/16	Iguatemi Empresa de Shopping Centers SA	1,332	—
1 Month USD Reuters less 4.75%	USD	DUB	9	04/06/16	Kingsoft Corp., Ltd.	—	1,298
1 Month USD Reuters less 5.00%	USD	DUB	10	04/05/16	Coca-Cola Icecek Uretim AS	118	—
1 Month USD Reuters less 5.00%	USD	DUB	10	04/05/16	Ulker Biskuvi Sanayi AS	684	—
1 Month USD Reuters less 5.00%	USD	DUB	10	04/06/16	Arabtech Holding Co.	—	1,971

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  37

Lazard Master Alternatives Portfolio (continued)

Total Return Swap Agreements open at June 30, 2015 (continued):

Receive	Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Unrealized Appreciation	Unrealized Depreciation

1 Month USD Reuters less 5.00%	USD	DUB	56	04/06/16	China Coal Energy Co.	$1,097	$—
1 Month USD Reuters less 5.00%	USD	DUB	9	04/06/16	China Molybdenum Co., Ltd.	2,256	—
1 Month USD Reuters less 5.00%	USD	DUB	16	04/06/16	Dubai Financial Market	—	4,768
1 Month USD Reuters less 5.00%	USD	DUB	15	04/06/16	Emaar Malls Group PJSC	—	1,979
1 Month USD Reuters less 5.00%	USD	DUB	19	04/06/16	Fu Shou Yuan International Group Ltd.	—	22
1 Month USD Reuters less 5.00%	USD	DUB	12	04/06/16	Hanjin Kal Corp.	2,566	—
1 Month USD Reuters less 5.00%	USD	DUB	41	04/06/16	Hyundai Rotem Co.	—	2,524
1 Month USD Reuters less 5.01%	USD	DUB	9	04/05/16	PT Charoen Pokphand Indonesia Tbk	1,029	—
1 Month USD Reuters less 5.01%	USD	DUB	81	04/05/16	Malayan Banking Berhad	3,075	—
1 Month USD Reuters less 5.25%	USD	DUB	23	04/06/16	Tty Biopharm Co., Ltd.	—	3,174
1 Month USD Reuters less 5.50%	USD	DUB	17	04/06/16	Cosmax, Inc.	—	8,012
1 Month USD Reuters less 5.50%	USD	DUB	13	04/06/16	Lung Yen Life Services Corp.	141	—
1 Month USD Reuters less 6.00%	USD	DUB	13	04/06/16	NHN Entertainment Corp.	1,055	—
1 Month USD Reuters less 6.00%	USD	DUB	9	04/06/16	YG Entertainment, Inc.	—	171
1 Month USD Reuters less 6.50%	USD	DUB	18	04/06/16	S.M. Entertainment Co.	2,268	—
1 Month USD Reuters less 6.50%	USD	DUB	23	04/06/16	Seoul Semiconductor Co., Ltd.	4,125	—
1 Month USD Reuters less 6.75%	USD	DUB	9	04/06/16	Sinopec Yizheng Chemical Fibre Co., Ltd.	—	1,188
1 Month USD Reuters less 7.50%	USD	DUB	55	04/06/16	Acer, Inc.	13,305	—
1 Month USD Reuters less 7.50%	USD	DUB	8	04/06/16	Hypermarcas SA	—	621
1 Month USD Reuters less 7.75%	USD	DUB	11	04/06/16	Hyundai Merchant Marine Co., Ltd.	2,706	—
USD FED OPEN less 0.30%	USD	DUB	35	09/28/15	Alon USA Energy, Inc.	—	4,993
USD FED OPEN less 0.30%	USD	DUB	4	09/28/15	Alpha Natural Resources, Inc.	2,627	—
USD FED OPEN less 0.30%	USD	DUB	51	09/28/15	Altra Holdings, Inc.	1,004	—
USD FED OPEN less 0.30%	USD	DUB	27	09/28/15	Ani Pharmaceuticals, Inc.	—	599
USD FED OPEN less 0.30%	USD	DUB	6	09/28/15	Ascent Media Corp.	—	35
USD FED OPEN less 0.30%	USD	DUB	12	09/28/15	Atlas Air Worldwide Holdings, Inc.	16	—
USD FED OPEN less 0.30%	USD	DUB	8	09/28/15	Avid Technology, Inc.	404	—
USD FED OPEN less 0.30%	USD	DUB	33	09/28/15	Barnes & Noble, Inc.	—	4,796
USD FED OPEN less 0.30%	USD	DUB	14	09/28/15	Blucora, Inc.	—	766
USD FED OPEN less 0.30%	USD	DUB	28	09/28/15	Bunge, Ltd.	14	—
USD FED OPEN less 0.30%	USD	DUB	1	09/28/15	Campus Crest Communities, Inc.	154	—
USD FED OPEN less 0.30%	USD	DUB	19	09/28/15	Carriage Services, Inc.	59	—
USD FED OPEN less 0.30%	USD	DUB	3	09/28/15	Cenveo, Inc.	355	—
USD FED OPEN less 0.30%	USD	DUB	10	09/28/15	Colony Financial, Inc.	1,257	—
USD FED OPEN less 0.30%	USD	DUB	62	09/28/15	Cowen Group, Inc.	—	11,384
USD FED OPEN less 0.30%	USD	DUB	7	09/28/15	Ctrip.com International, Ltd.	13	—
USD FED OPEN less 0.30%	USD	DUB	11	09/28/15	EMC Corp.	432	—
USD FED OPEN less 0.30%	USD	DUB	18	09/28/15	Encore Capital Group, Inc.	302	—
USD FED OPEN less 0.30%	USD	DUB	21	09/28/15	Fireeye, Inc.	—	532
USD FED OPEN less 0.30%	USD	DUB	8	09/28/15	Forest City Enterprises, Inc.	431	—
USD FED OPEN less 0.30%	USD	DUB	41	09/28/15	Green Plains, Inc.	3,300	—

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Lazard Master Alternatives Portfolio (concluded)

Total Return Swap Agreements open at June 30, 2015 (concluded):

Receive	Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Unrealized Appreciation	Unrealized Depreciation

USD FED OPEN less 0.30%	USD	DUB	2	09/28/15	HCA Holdings, Inc.	$—	$219
USD FED OPEN less 0.30%	USD	DUB	11	09/28/15	Healthways, Inc.	3,326	—
USD FED OPEN less 0.30%	USD	DUB	11	09/28/15	Hovnanian Enterprises, Inc.	2,918	—
USD FED OPEN less 0.30%	USD	DUB	24	09/28/15	Intel Corp.	1,003	—
USD FED OPEN less 0.30%	USD	DUB	15	09/28/15	Ironwood Pharmaceuticals, Inc.	—	70
USD FED OPEN less 0.30%	USD	DUB	17	09/28/15	LGI Homes, Inc.	—	1,367
USD FED OPEN less 0.30%	USD	DUB	16	09/28/15	Merck & Co. Inc.	476	—
USD FED OPEN less 0.30%	USD	DUB	16	09/28/15	MSC Industrial Direct Co.	439	—
USD FED OPEN less 0.30%	USD	DUB	12	09/28/15	Navistar International Corp.	2,746	—
USD FED OPEN less 0.30%	USD	DUB	8	09/28/15	Netsuite, Inc.	278	—
USD FED OPEN less 0.30%	USD	DUB	32	09/28/15	Omnicare, Inc.	—	2,553
USD FED OPEN less 0.30%	USD	DUB	44	09/28/15	Photronics, Inc.	—	1,086
USD FED OPEN less 0.30%	USD	DUB	10	09/28/15	Quidel Corp.	69	—
USD FED OPEN less 0.30%	USD	DUB	28	09/28/15	Ramco Gershenson Properties Trust	3,448	—
USD FED OPEN less 0.30%	USD	DUB	4	09/28/15	Redwood Trust, Inc.	440	—
USD FED OPEN less 0.30%	USD	DUB	24	09/28/15	Renewable Energy Group, Inc.	—	4,474
USD FED OPEN less 0.30%	USD	DUB	17	09/28/15	Sandisk Corp.	988	—
USD FED OPEN less 0.30%	USD	DUB	63	09/28/15	SunEdison, Inc.	—	10,207
USD FED OPEN less 0.30%	USD	DUB	93	09/28/15	Trinity Industries, Inc.	14,315	—
USD FED OPEN less 0.30%	USD	DUB	45	09/28/15	United States Treasury Note, 1.50%, 05/31/20	—	244
USD FED OPEN less 0.30%	USD	DUB	53	09/28/15	United States Treasury Note, 2.125%, 05/15/25	—	200
USD FED OPEN less 0.30%	USD	DUB	43	09/28/15	Universal Corp.	—	8,080
USD FED OPEN less 0.30%	USD	DUB	12	09/28/15	Violin Memory, Inc.	3,571	—
USD FED OPEN less 0.30%	USD	DUB	9	09/28/15	Vishay Intertechnology, Inc.	1,332	—
USD FED OPEN less 0.30%	USD	DUB	15	09/28/15	Webmd Health Corp.	602	—
USD FED OPEN less 0.30%	USD	DUB	29	09/28/15	Workday, Inc.	2,108	—
USD FED OPEN less 0.30%	USD	DUB	13	09/28/15	Wright Medical Group, Inc.	—	410
USD FED OPEN less 0.38%	USD	DUB	12	09/28/15	Vector Group, Ltd.	—	634
USD FED OPEN less 0.60%	USD	DUB	59	04/06/16	Bancolombia SA	—	5,348
USD FED OPEN less 0.60%	USD	DUB	26	04/06/16	Grupo Televisa SA	—	4,582
USD FED OPEN less 0.60%	USD	DUB	14	04/06/16	JD.com, Inc.	—	84
USD FED OPEN less 0.75%	USD	DUB	86	09/28/15	iShares Russell 2000 ETF	—	148
USD FED OPEN less 1.00%	USD	DUB	18	09/28/15	AAR Corp.	—	1,064
USD FED OPEN less 2.50%	USD	DUB	2	09/28/15	Pdl Biopharma, Inc.	119	—
USD FED OPEN less 2.50%	USD	DUB	14	09/28/15	Solarcity Corp.	1,597	—
USD FED OPEN less 3.00%	USD	DUB	13	09/28/15	AmTrust Financial Services, Inc.	—	2,365
USD FED OPEN less 3.00%	USD	DUB	28	09/28/15	Exelixis, Inc.	—	7,203
USD FED OPEN less 4.50%	USD	DUB	17	09/28/15	Jakks Pacific, Inc.	—	5,420
USD FED OPEN less 6.00%	USD	DUB	24	09/28/15	Solazyme, Inc.	2,971	—
USD FED OPEN less 8.25%	USD	DUB	31	09/28/15	Theravance, Inc.	—	819
						227,786	183,841
Gross unrealized appreciation/depreciation on Total Return Swap Agreements						$488,374	$335,523

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  39

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2015 (unaudited)

(a)	Non-income producing security.
(b)	Principal amount denominated in USD.
(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers,” and are considered to be liquid at June 30, 2015. The percentage of net assets for each Portfolio was as follows:

Percentage of
Portfolio	Net Assets

Enhanced Opportunities	13.5%
Master Alternatives	3.0

(d)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

	Aggregate	Aggregate Gross	Aggregate Gross	Net Unrealized
	Cost and Short	Unrealized	Unrealized	Appreciation
Portfolio	Proceeds	Appreciation	Depreciation	(Depreciation)

Enhanced Opportunities	$4,336,280	$52,683	$96,977	$(44,294)
Fundamental Long/Short	107,512,038	6,975,744	4,096,689	2,879,055
Master Alternatives	14,104,625	800,850	588,687	212,163

(e)	Some or all of this security position has been pledged to cover collateral requirements on securities sold short.
(f)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy – see Note 9.
(g)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	— American Depositary Receipt	OJSC	— Open Joint Stock Company
ETF	— Exchange-Traded Fund	PJSC	— Public Joint Stock Company
FED OPEN	— Federal Funds Effective Rate	REIT	— Real Estate Investment Trust
GDR	— Global Depositary Receipt

Currency Abbreviations:

AED	— United Arab Emirates Dirham	KRW	— South Korean Won
AUD	— Australian Dollar	MYR	— Malaysian Ringgit
CAD	— Canadian Dollar	PHP	— Philippine Peso
CHF	— Swiss Franc	SEK	— Swedish Krona
EUR	— Euro	SGD	— Singapore Dollar
GBP	— British Pound Sterling	THB	— Thai Baht
HKD	— Hong Kong Dollar	TRY	— New Turkish Lira
IDR	— Indonesian Rupiah	TWD	— Taiwan Dollar
ILS	— Israeli Shekel	USD	— United States Dollar
JPY	— Japanese Yen	ZAR	— South African Rand

Counterparty Abbreviations:

DUB	— Deutsche Bank AG	SSB	— State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

	Lazard	Lazard
	Enhanced	Master Alternatives
	Opportunities	Portfolio
Industry*	Portfolio	Long	Short

Aerospace & Defense	0.5%	0.1%	—%
Agriculture	1.3	1.7	—
Alcohol & Tobacco	1.7	2.7	—
Automotive	—	0.5	—
Banking	3.1	6.3	-0.8
Cable Television	—	—	-0.2
Chemicals	0.5	2.0	-0.6
Commercial Services	2.7	3.0	-1.3
Computer Software	1.2	0.5	-0.4
Construction & Engineering	—	0.5	-0.1
Construction Materials	—	0.1	—
Consumer Products	0.9	1.0	-0.2
Diversified	—	0.4	—
Electric	—	1.0	—
Energy Exploration & Production	0.1	0.7	—
Energy Integrated	0.2	1.0	-0.1
Energy Services	0.1	0.3	-0.1
Financial Services	5.8	5.3	-1.8
Food & Beverages	—	1.7	-1.1
Forest & Paper Products	1.3	1.2	-0.2
Gas Utilities	—	0.3	—
Health Services	1.3	2.3	-0.2
Household & Personal Products	—	0.8	—
Housing	0.4	1.3	—
Insurance	0.2	3.0	-1.0
Leisure & Entertainment	1.4	2.6	-0.6
Manufacturing	2.1	3.0	-0.9
Medical Products	1.3	1.9	-0.9
Metals & Glass Containers	0.5	0.1	—
Metals & Mining	0.2	1.0	—
Pharmaceutical & Biotechnology	2.2	5.0	-3.9
Real Estate	10.8	4.5	—
Retail	1.3	4.7	-3.9
Semiconductors & Components	—	1.1	-1.0
Technology	2.5	2.3	-0.6
Technology Hardware	2.5	1.8	-0.0
Telecommunications	0.1	0.7	-0.2
Transportation	5.6	2.5	-0.2
Subtotal	51.8	68.9	-20.3
Exchange-Traded Funds	0.4	0.1	-4.6
Short-Term Investments	32.3	37.8	—
Total Investments	84.5%	106.8%	-24.9%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  41

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2015	Lazard Enhanced Opportunities Portfolio	Lazard Fundamental Long/Short Portfolio	Lazard Master Alternatives Portfolio

ASSETS
Investments in securities, at value	$4,291,986	$179,659,320	$18,659,444
Cash	197,409	—	209,897
Cash at other bank	600,000	—	1,714,906
Foreign currency	—	—	744,632
Receivables for:
Investments sold	113,757	9,995,497	520,295
Capital stock sold	—	648,325	—
Dividends and interest	14,606	98,667	29,768
Amount due from Investment Manager (Note 3)	53,909	—	59,342
Gross unrealized appreciation on:
Forward currency contracts	—	—	92,184
Swap agreements	145,758	—	488,374
Deferred offering costs (Note 2(i))	43,949	—	87,751
Total assets	5,461,374	190,401,809	22,606,593
LIABILITIES
Securities sold short, at value	—	69,268,227	4,342,656
Due to custodian	—	18,585	—
Foreign currency due to custodian	4,922	—	—
Payables for:
Management fees	—	131,732	—
Accrued distribution fees	23	4,902	107
Accrued directors’ fees	49	416	167
Investments purchased	173,462	3,264,256	333,170
Dividends on securities sold short	—	59,102	3,328
Capital stock redeemed	—	38,101	—
Gross unrealized depreciation on:
Forward currency contracts	—	—	5,317
Swap agreements	165,952	—	335,523
Written options, at value	8,857	—	7,705
Other accrued expenses and payables	27,707	85,944	106,721
Total liabilities	380,972	72,871,265	5,134,694
Net assets	$5,080,402	$117,530,544	$17,471,899
NET ASSETS
Paid in capital	$5,034,630	$114,650,137	$17,111,039
Accumulated net investment loss	(2,691)	(1,045,295)	(79,467)
Accumulated net realized gain (loss)	114,713	1,046,647	(4,677)
Net unrealized appreciation (depreciation) on:
Investments	(44,294)	1,979,542	227,535
Securities sold short	—	899,513	(15,372)
Foreign currency and forward currency contracts	428	—	81,383
Written options	(2,190)	—	(1,393)
Swap agreements	(20,194)	—	152,851
Net assets	$5,080,402	$117,530,544	$17,471,899
Institutional Shares
Net assets	$4,967,019	$90,864,451	$16,931,922
Shares of capital stock outstanding*	492,193	7,886,683	1,657,977
Net asset value, offering and redemption price per share	$10.09	$11.52	$10.21

Open Shares
Net assets	$113,383	$26,666,093	$539,977
Shares of capital stock outstanding*	11,249	2,320,148	52,941
Net asset value, offering and redemption price per share	$10.08	$11.49	$10.20

Cost of investments in securities	$4,336,280	$177,679,778	$18,431,909
Proceeds received from securities sold short	$—	$70,167,740	$4,327,284
Premiums received from written options	$6,667	$—	$6,312
Cost of foreign currency	$—	$—	$749,986

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2015	Lazard Enhanced Opportunities Portfolio	Lazard Fundamental Long/Short Portfolio	Lazard Master Alternatives Portfolio

Investment Income (Loss)

Income
Dividends	$12,597	$416,172	$124,210
Interest	27,520	10,975	23,815
Total investment income*	40,117	427,147	148,025
Expenses
Management fees (Note 3)	35,140	582,388	119,978
Custodian fees	106,898	57,644	136,431
Administration fees	25,374	33,115	26,586
Amortization of offering costs (Note 2(i))	28,946	27,045	69,408
Distribution fees (Open Shares)	137	21,886	645
Professional services	25,950	20,985	24,929
Shareholders’ services	22,001	15,965	19,981
Registration fees	3,849	13,831	14,961
Shareholders’ reports	2,107	3,174	2,206
Directors’ fees and expenses	107	1,177	365
Organization expenses	4,097	—	4,430
Other	2,438	2,926	2,590
Total gross expenses before expenses on securities sold short	257,044	780,136	422,510
Broker expense on securities sold short	—	317,693	33,453
Dividend expense on securities sold short	—	425,478	48,257
Total gross expenses	257,044	1,523,307	504,220
Management fees waived and expenses reimbursed	(192,633)	(51,066)	(254,537)
Administration and shareholders’ services fees waived	(21,603)	—	(21,609)
Total net expenses	42,808	1,472,241	228,074
Net investment loss	(2,691)	(1,045,094)	(80,049)
Net Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Foreign Currency, Forward Currency Contracts, Futures Contracts, Options and Swap Agreements
Net realized gain (loss) on:
Investments	65,224	2,576,777	304,821
Securities sold short	—	(1,883,553)	(237,740)
Foreign currency and forward currency contracts	6,630	—	30,533
Futures contracts	—	—	(21,404)
Purchased options	(12,716)	—	(12,025)
Written options	3,885	—	3,551
Swap agreements	51,753	—	(72,349)
Total net realized gain (loss) on investments, securities sold short, foreign currency, forward currency contacts, futures contracts, options and swap agreements	114,776	693,224	(4,613)
Net change in unrealized appreciation (depreciation) on:
Investments	(39,488)	150,422	304,056
Securities sold short	—	1,296,626	(54,221)
Foreign currency and forward currency contracts	428	—	81,497
Purchased options	(4,234)	—	(3,671)
Written options	(2,190)	—	(1,393)
Swap agreements	(20,194)	—	152,851
Total net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign currency, forward currency contracts, options and swap agreements	(65,678)	1,447,048	479,119
Net realized and unrealized gain on investments, securities sold short, foreign currency, forward currency contracts, futures contracts, options and swap agreements	49,098	2,140,272	474,506
Net increase in net assets resulting from operations	$46,407	$1,095,178	$394,457
* Net of foreign withholding taxes of	$122	$8,027	$8,471

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  43

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Enhanced Opportunities Portfolio
	Six Months Ended June 30, 2015 (unaudited)	Period Ended December 31, 2014 (a)

Increase (Decrease) in Net Assets
Operations
Net investment loss	$(2,691)	$(234)
Net realized gain (loss) on investments, securities sold short, foreign currency, forward currency
contracts, futures contracts, options and swap agreements	114,776	(63)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, foreign
currency, forward currency contracts, options and swap agreements	(65,678)	(572)
Net increase (decrease) in net assets resulting from operations	46,407	(869)
Distributions to shareholders
From net realized gains
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	—	—
Capital stock transactions
Net proceeds from sales
Institutional Shares	26,300	4,900,000
Open Shares	12,500	100,000
Net proceeds from reinvestment of distributions
Institutional Shares	—	—
Open Shares	—	—
Cost of shares redeemed
Institutional Shares	(3,936)	—
Open Shares	—	—
Net increase in net assets from capital stock transactions	34,864	5,000,000
Redemption fees (Note 2(l))
Open Shares	—	—
Net increase in net assets from redemption fees	—	—
Total increase in net assets	81,271	4,999,131
Net assets at beginning of period	4,999,131	—
Net assets at end of period*	$5,080,402	$4,999,131
*Includes undistributed net investment income (loss) of	$(2,691)	$—
(a) The Portfolio commenced operations on December 31, 2014.
(b) The Portfolio commenced operations on April 30, 2014.
Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	490,000	—
Shares sold	2,593	490,000
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	(400)	—
Net increase	2,193	490,000
Shares outstanding at end of period	492,193	490,000
Open Shares
Shares outstanding at beginning of period	10,000	—
Shares sold	1,249	10,000
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase	1,249	10,000
Shares outstanding at end of period	11,249	10,000

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

Lazard Fundamental Long/Short Portfolio		Lazard Master Alternatives Portfolio
Six Months Ended June 30, 2015 (unaudited)	Period Ended December 31, 2014 (b)	Six Months Ended June 30, 2015 (unaudited)	Period Ended December 31, 2014 (a)

$(1,045,094)	$(168,162)	$(80,049)	$(789)

693,224	1,070,618	(4,613)	(64)

1,447,048	1,432,007	479,119	(34,115)
1,095,178	2,334,463	394,457	(34,968)

—	(419,620)	—	—
—	(131,039)	—	—
—	(550,659)	—	—

58,218,840	38,830,731	224,100	16,366,000
17,845,536	10,626,369	30,092	500,000

—	129,090	—	—
—	130,605	—	—

(8,566,909)	(383,317)	(7,782)	—
(2,143,513)	(36,299)	—	—
65,353,954	49,297,179	246,410	16,866,000

423	6	—	—
423	6	—	—
66,449,555	51,080,989	640,867	16,831,032
51,080,989	—	16,831,032	—
$117,530,544	$51,080,989	$17,471,899	$16,831,032
$(1,045,295)	$(201)	$(79,467)	$582

3,576,865	—	1,636,600	—
5,050,267	3,599,400	22,131	1,636,600
—	11,454	—	—
(740,449)	(33,989)	(754)	—
4,309,818	3,576,865	21,377	1,636,600
7,886,683	3,576,865	1,657,977	1,636,600

961,228	—	50,000	—
1,546,451	952,892	2,941	50,000
—	11,599	—	—
(187,531)	(3,263)	—	—
1,358,920	961,228	2,941	50,000
2,320,148	961,228	52,941	50,000

Semi-Annual Report  45

The Lazard Funds, Inc. Financial Highlights

LAZARD ENHANCED OPPORTUNITIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	Period Ended 12/31/14*
Institutional Shares
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.01)	—	(b)
Net realized and unrealized gain	0.10	—	(b)
Total from investment operations	0.09	—	(b)
Net asset value, end of period	$10.09	$10.00

Total Return (c)	0.90%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,967	$4,899
Ratios to average net assets (d):
Net expenses	1.70%	1.70%
Gross expenses	9.81%	69.35	%(e)
Net investment loss	-0.10%	-1.70%
Portfolio turnover rate	403%	37%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	Period Ended 12/31/14*
Open Shares
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.02)	—	(b)
Net realized and unrealized gain	0.10	—	(b)
Total from investment operations	0.08	—	(b)
Net asset value, end of period	$10.08	$10.00

Total Return (c)	0.80%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$113	$100
Ratios to average net assets (d):
Net expenses	1.95%	1.95%
Gross expenses	29.65%	69.36	%(e)
Net investment loss	-0.34%	-1.95%
Portfolio turnover rate	403%	37%

*	The Portfolio commenced operations on December 31, 2014.
†	Unaudited.
(a)	Net investment loss has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

LAZARD FUNDAMENTAL LONG/SHORT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	For the Period 4/30/14* to 12/31/14
Institutional Shares
Net asset value, beginning of period	$11.26	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.14)	(0.14)
Net realized and unrealized gain	0.40	1.55
Total from investment operations	0.26	1.41
Less distributions from:
Net realized gains	—	(0.15)
Total distributions	—	(0.15)
Net asset value, end of period	$11.52	$11.26

Total Return (c)	2.31%	14.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$90,864	$40,273
Ratios to average net assets (d):
Net expenses	3.48%	3.20%
Gross expenses	3.59%	5.51%
Gross expenses, excluding expenses on securities sold short	1.81%	4.01%
Net investment loss	-2.46%	-1.94%
Portfolio turnover rate:
Excluding securities sold short	107%	132%
Including securities sold short	140%	277%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	For the Period 4/30/14* to 12/31/14
Open Shares
Net asset value, beginning of period	$11.24	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.15)	(0.17)
Net realized and unrealized gain	0.40	1.56
Total from investment operations	0.25	1.39
Less distributions from:
Net realized gains	—	(0.15)
Total distributions	—	(0.15)
Redemption fees	— (b)	— (b)
Net asset value, end of period	$11.49	$11.24

Total Return (c)	2.13%	14.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$26,666	$10,808
Ratios to average net assets (d):
Net expenses	3.74%	3.41%
Gross expenses	3.92%	6.28%
Gross expenses, excluding expenses on securities sold short	2.13%	4.82%
Net investment loss	-2.72%	-2.34%
Portfolio turnover rate:
Excluding securities sold short	107%	132%
Including securities sold short	140%	277%

*	The Portfolio commenced operations on April 30, 2014.
†	Unaudited.
(a)	Net investment loss has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  47

LAZARD MASTER ALTERNATIVES PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	Period Ended 12/31/14*
Institutional Shares
Net asset value, beginning of period	$9.98	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.05)	—	(b)
Net realized and unrealized gain (loss)	0.28	(0.02)
Total from investment operations	0.23	(0.02)
Net asset value, end of period	$10.21	$9.98

Total Return (c)	2.10%	-0.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,932	$16,332
Ratios to average net assets (d):
Net expenses	2.65%	1.70%
Gross expenses	5.76%	20.60	%(e)
Gross expenses, excluding expenses on securities sold short	4.81%	20.60	%(e)
Net investment loss	-0.93%	-1.70%
Portfolio turnover rate:
Excluding securities sold short	161%	0	%(f)
Including securities sold short	163%	36%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	Period Ended 12/31/14*
Open Shares
Net asset value, beginning of period	$9.98	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.06)	—	(b)
Net realized and unrealized gain (loss)	0.28	(0.02)
Total from investment operations	0.22	(0.02)
Net asset value, end of period	$10.20	$9.98

Total Return (c)	2.00%	-0.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$540	$499
Ratios to average net assets (d):
Net expenses	2.90%	1.95%
Gross expenses	9.79%	20.60	%(e)
Gross expenses, excluding expenses on securities sold short	8.84%	20.60	%(e)
Net investment loss	-1.17%	-1.95%
Portfolio turnover rate:
Excluding securities sold short	161%	0	%(f)
Including securities sold short	163%	36%

*	The Portfolio commenced operations on December 31, 2014.
†	Unaudited.
(a)	Net investment loss has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.
(f)	Amount is less than 1%.

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2015 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio, Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Master Alternatives Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of June 30, 2015. This report includes only the financial statements of Enhanced Opportunities, Fundamental Long/Short and Master Alternatives Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Share class. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2015, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances.

Semi-Annual Report  49

Forward currency contracts are valued using quotations from an independent pricing service. Exchange-traded options and futures contracts are valued at the last reported sales price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, are valued by an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securi-

ties may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are

50  Semi-Annual Report

included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2015, only Master Alternatives Portfolio traded in forward currency contracts.

(d) Futures Transactions—For hedging and investment purposes, certain Portfolios may enter into futures contracts in US domestic markets, or exchanges located outside the United States.

Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contact at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

During the period ended June 30, 2015, only Master Alternatives Portfolio traded in futures contracts.

(e) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk

Semi-Annual Report  51

involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the period ended June 30, 2015, transactions in options purchased and written were as follows:

Enhanced Opportunities Portfolio

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of period	—	$—
Options purchased	601	37,322
Options sold	(342)	(16,526)
Options expired	(170)	(11,803)
Options outstanding at end of period	89	$8,993

Written Options	Number of Contracts	Premiums

Options outstanding at beginning of period	—	$—
Options written	179	23,392
Options exercised	(124)	(16,016)
Options expired	(16)	(709)
Options outstanding at end of period	39	$6,667

Master Alternatives Portfolio

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of period	—	$—
Options purchased	611	55,258
Options sold	(354)	(21,714)
Options expired	(181)	(21,613)
Options outstanding at end of period	76	$11,931
Written Options	Number of Contracts	Premiums

Options outstanding at beginning of period	—	$—
Options written	157	19,884
Options exercised	(103)	(12,780)
Options expired	(18)	(792)
Options outstanding at end of period	36	$6,312

During the period ended June 30, 2015, Fundamental Long/Short Portfolio did not trade in options.

(f) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for an equity basket return. The counterparty pays out the total return of the basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the equity basket underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities.

During the period ended June 30, 2015, Enhanced Opportunities and Master Alternatives Portfolios traded in swap agreements with average notional exposure of approximately $4,600,000 and $9,600,000, respectively.

(g) Short Sales—Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ

52  Semi-Annual Report

from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of June 30, 2015 pursuant to short sale arrangements, the Portfolios have a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street Bank and Trust Company), in the event of the lender’s default, against any obligations owed by the lender to the Portfolios under any agreement or collateral document, including the collateral value of the Securities Loan Collateral, as that term is defined in the Securities Lending and Services Agreement between the Portfolios and the lender. At June 30, 2015, Fundamental Long/Short and Master Alternatives Portfolios had pledged $87,079,504 and $5,422,073, respectively, of long securities as collateral under such arrangement.

For the period ended June 30, 2015, the Portfolios received proceeds from securities sold short and purchased to cover short positions as follows:

Portfolio	Proceeds from Securities Sold Short	Purchased to Cover Short Positions

Fundamental Long/Short	$94,170,938	$52,243,659
Master Alternatives	8,482,935	8,301,801

(h) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2014, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Amount

Enhanced Opportunities	$63
Master Alternatives	64

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2014, the Portfolios elected to defer no such losses.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Portfolios’ 2014 tax returns.

(i) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treat-

Semi-Annual Report  53

ments of net operating losses, foreign currency transactions, wash sales, certain fund expenses and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(j) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(k) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(l) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(m) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Invest-

ment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Enhanced Opportunities	1.40%
Fundamental Long/Short	1.40
Master Alternatives	1.40

The Investment Manager has voluntarily agreed, through May 1 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares	Year

Enhanced Opportunities*	1.70%	1.95%	2016	(a)
Fundamental Long/Short*	1.70	1.95	2016
Master Alternatives*	1.70	1.95	2016	(a)

(a)	Agreement is through December 31, 2016.

*	Expense limitations do not include broker expense and dividend expense on securities sold short.

During the period ended June 30, 2015, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Enhanced Opportunities	$34,372	$149,378	$768	$8,115
Fundamental Long/Short	35,738	—	15,328	—
Master Alternatives	116,367	126,813	3,611	7,746

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional

54  Semi-Annual Report

class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2015, State Street waived its fees as follows:

Portfolio	Amount

Enhanced Opportunities	$9,375
Master Alternatives	9,375

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the period ended June 30, 2015, BDFS waived its fees as follows:

Portfolio	Amount

Enhanced Opportunities	$12,228
Master Alternatives	12,234

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affili-

ates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager (the “1099 Fund”): (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2015 were as follows:

Portfolio	Purchases	Sales

Enhanced Opportunities	$10,081,207	$7,518,387
Fundamental Long/Short	129,333,487	81,986,475
Master Alternatives	22,358,588	18,531,062

For the period ended June 30, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable: from January 1, 2015 to June 28, 2015, at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, and from June 29, 2015 to June 30, 2015, at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund

Semi-Annual Report  55

has agreed to pay a 0.10% per annum fee from January 1, 2015 to June 28, 2015 and 0.20% per annum from June 29, 2015 to June 30, 2015 on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2015, the Portfolios had no borrowings under the Agreement.

7. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations.

The Portfolios’ investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolios’ share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

(c) Short Position Risk—Short positions may involve substantial risks. If a short position appreciates in value during the period of the Portfolios’ investment, there will be a loss to the Portfolios that could be substantial. Short positions involve more risk than long

56  Semi-Annual Report

positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolios’ potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

(d) Swap Agreements and Other Derivatives Risk—Swap agreements and other derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, interest rate, index, commodity, currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolios’ performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolios to experience losses greater than if the Portfolios had not engaged in such transactions.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market partic-

ipants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Semi-Annual Report  57

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2015:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2015

Enhanced Opportunities Portfolio
Assets:
Common Stocks*	$910,582	$—	$—	$910,582
Corporate Bonds*	—	1,381,925	—	1,381,925
Exchange-Traded Fund	18,423	—	—	18,423
Preferred Stocks*	335,797	—	—	335,797
Purchased Options*	4,759	—	—	4,759
Short-Term Investment	1,640,500	—	—	1,640,500
Other Financial Instruments**
Total Return Swap Agreements	—	145,758	—	145,758
Total	$2,910,061	$1,527,683	$—	$4,437,744
Liabilities:
Other Financial Instruments**
Written Options	$(8,857)	$—	$—	$(8,857)
Total Return Swap Agreements	—	(165,952)	—	(165,952)
Total	$(8,857)	$(165,952)	$—	$(174,809)
Fundamental Long/Short Portfolio
Common Stocks*	$97,191,195	$—	$—	$97,191,195
Short-Term Investment	82,468,125	—	—	82,468,125
Securities Sold Short*	(69,268,227)	—	—	(69,268,227)
Total	$110,391,093	$—	$—	$110,391,093
Master Alternatives Portfolio
Assets:
Common Stocks*
China	$523,256	$12,098	$—	$535,354
Greece	10,483	6,781	—	17,264
Hong Kong	232,997	1,264	—	234,261
Other	9,833,502	—	—	9,833,502
Corporate Bonds*	—	1,105,764	—	1,105,764
Exchange-Traded Fund	13,947	—	—	13,947
Preferred Stocks*	314,558	—	—	314,558
Purchased Options*	8,260	—	—	8,260
Short-Term Investment	6,596,534	—	—	6,596,534
Securities Sold Short*	(4,342,656)	—	—	(4,342,656)
Other Financial Instruments**
Forward Currency Contracts	—	92,184	—	92,184
Total Return Swap Agreements	—	488,374	—	488,374
Total	$13,190,881	$1,706,465	$—	$14,897,346
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(5,317)	$—	$(5,317)
Written Options	(7,705)	—	—	(7,705)
Total Return Swap Agreements	—	(335,523)	—	(335,523)
Total	$(7,705)	$(340,840)	$—	$(348,545)

*	Please refer to Portfolios of Investments (page 12 through 39) and Notes to Portfolios of Investments (page 41) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

58  Semi-Annual Report

Certain common stocks (see footnote (f) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities which were trading on active markets.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (f) in the Notes to Portfolios of Investments) in the Enhanced Opportunities and Master Alternatives Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

At June 30, 2015, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

Master Alternatives	$500,769

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2015.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, futures contracts, options or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

A Portfolio may write or purchase a covered call or put option to seek to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Enhanced Opportunities Portfolio

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2015:

Fair Value

Asset Derivatives
Equity Risk:
Gross unrealized appreciation on total return swap agreements	$145,758
Liability Derivatives
Equity Risk:
Gross unrealized depreciation on purchased options	$4,234
Gross unrealized depreciation on written options	$2,190
Gross unrealized depreciation on total return swap agreements	$165,952

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2015 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized loss on purchased options	$(12,716)
Net realized gain on written options	$3,885
Net realized gain on total return swap agreements	$51,753
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized depreciation on purchased options	$(4,234)
Net change in unrealized depreciation on written options	$(2,190)
Net change in unrealized depreciation on total return swap agreements	$(20,194)

Semi-Annual Report  59

Master Alternatives Portfolio

During the period ended June 30, 2015, the notional amounts of purchases and sales of forward currency contracts were $14,729,340 and $17,016,926, respectively, with average notional exposure of approximately $6,700,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2015:

Fair Value

Asset Derivatives
Equity Risk:
Gross unrealized appreciation on total return swap agreements	$488,374
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$92,184
Liability Derivatives
Equity Risk:
Gross unrealized depreciation on purchased options	$3,671
Gross unrealized depreciation on written options	$1,393
Gross unrealized depreciation on total return swap agreements	$335,523
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$5,317

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2015 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized loss on futures contracts	$(21,404)
Net realized loss on purchased options	$(12,025)
Net realized gain on written options	$3,551
Net realized loss on total return swap agreements	$(72,349)
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$31,724
Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized depreciation on purchased options	$(3,671)
Net change in unrealized depreciation on written options	$(1,393)
Net change in unrealized appreciation on total return swap agreements	$152,851
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$86,867

See Notes 2(c), 2(d), 2(e), 2(f) and the Portfolios of Investments for additional disclosures about derivative instruments.

During the period ended June 30, 2015, Fundamental Long/Short Portfolio did not trade in derivative instruments.

As of June 30, 2015, Enhanced Opportunities and Master Alternatives Portfolios hold derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

60  Semi-Annual Report

The required information for the affected Portfolios are presented in the below table, as of June 30, 2015:

Enhanced Opportunities Portfolio

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities
Total Return Swap Agreements	$145,758	$—	$145,758

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Assets Presented
	in Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Received	Net Amounts
Deutsche Bank AG	$145,758	$(145,758)	$—	$—

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities
Total Return Swap Agreements	$165,952	$—	$165,952

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Liabilities Presented
	in Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Pledged	Net Amounts
Deutsche Bank AG	$165,952	$(145,758)	$—	$20,194

Master Alternatives Portfolio

			Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$92,184	$—	$92,184
Total Return Swap Agreements	488,374	—	488,374
Total	$580,558	$—	$580,558

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Assets Presented
	in Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Received	Net Amounts
Deutsche Bank AG	$488,374	$(335,523)	$—	$152,851
State Street Bank and Trust Co.	92,184	(5,317)	—	86,867
Total	$580,558	$(340,840)	$—	$239,718

Semi-Annual Report  61

			Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$5,317	$—	$5,317
Total Return Swap Agreements	335,523	—	335,523
Total	$340,840	$—	$340,840

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Liabilities Presented
	in Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Pledged	Net Amounts
Deutsche Bank AG	$335,523	$(335,523)	$—	$—
State Street Bank and Trust Co.	5,317	(5,317)	—	—
Total	$340,840	$(340,840)	$—	$—

11. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

62  Semi-Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (70)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (52)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (44)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Richard Reiss, Jr. (71)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Semi-Annual Report  63

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2015, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of the 1099 Fund.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (42)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (56)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

64  Semi-Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Fundamental Long/Short Portfolio

At a meeting of the Board held on June 8-9, 2015, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of Lazard Fundamental Long/Short Portfolio, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the

Lazard Funds complex of 39 active funds comprised approximately $30 billion (as of April 30, 2015) of the approximately $180 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2015). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolio; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $30 billion fund complex not managed by a large, global firm such as the Investment Manager.

The Investment Manager representatives noted that the Investment Manager had historically provided certain administrative, operational and compliance assistance services in connection with the operation of the Fund, but that such services had been in addition to the investment advisory and other services that were contractually required by the Management Agreement currently in place. The Investment Manager representatives explained that the Management Agreement, on behalf of the Portfolio, was proposed to be revised in order to include such services. The Investment Man-

Semi-Annual Report  65

ager representatives reviewed the proposed revisions with the Directors and confirmed that no changes were proposed to the nature, extent or quality of services provided or to the Management Agreement’s terms related to investment advisory services.

Comparative Management Fee, Expense Ratio and Performance Information
The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2015) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for the Portfolio. They noted the methodology and assumptions used by Strategic Insight, including that management fee comparisons for the Portfolio and the rankings used therein include administrative fees (which, for the Portfolio, includes a fixed dollar fee paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The Directors acknowledged that, for a smaller Portfolio, the fixed dollar administrative fee may have a more significant impact on the contractual management fee.

In reviewing Strategic Insight’s analysis (which was for the Institutional Shares and Open Shares classes of the Portfolio), it was noted that, the Portfolio was in the fourth quartile of the Group for Institutional Shares and the third quartile of the Group for Open Shares. The Directors noted, however, that the actual management fee for the Portfolio was the lowest in the Group for both share classes.

It also was noted that, the total expenses of the Portfolio were in the third quartile of both share class Groups. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for the Portfolio. The Investment Manager representatives presented supplemental comparisons against peer funds the Investment Manager believed were more appropriate than those comprising the respective Groups, showing that the Portfolio’s contractual management fee and net expenses were within the range of those in the Investment Manager’s group of comparison funds.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolio, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for the Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Portfolio compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolio’s management fees.

Performance. Strategic Insight’s performance analyses compared the Portfolio’s investment returns to those of the funds in the relevant Group and Category over measurement periods up to ten years through March 31, 2015. Although year-to-date performance was provided by Strategic Insight, except as noted, the Directors did not consider three-month performance to be relevant to their considerations and focused on longer-term performance.

The Directors noted that for the Portfolio, performance was above the 2015 year-to-date Group and Category averages (the Portfolio commenced operations in 2014).

Investment Manager Profitability and Economies of Scale
The Directors reviewed information prepared by the Investment Manager for the Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the

66  Semi-Annual Report

calendar year ended December 31, 2014 and the Investment Manager’s cost allocation methodology to compute an estimate of the Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolio. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolio’s brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolio’s Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to the Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the Portfolio’s circumstances, including the size of the Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to the Portfolio’s management fee schedule as the Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for a Portfolio with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $180 billion global asset management business.

•	The Board was generally satisfied with the overall performance of the Portfolio because relative performance in the Group and/or Category was satisfactory.

•	The Board concluded that the Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolio increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement.

Semi-Annual Report  67

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS031

Lazard Funds Semi-Annual Report

June 30, 2015

Asset Allocation Fund

Lazard Capital Allocator Opportunistic Strategies Portfolio

Privacy Notice Regarding Customer Financial Information	Rev. 8/2015

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all, sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

Social Security number and credit history;

Assets and income;

Account transactions;

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., and Lazard Asset Management Securities LLC, on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard collect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

Open an account;

Seek advice about your investments;

Direct us to buy securities;

Direct us to sell your securities;

Enter into an investment advisory contract;

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

Sharing for affiliates’ everyday business purposes — information about your creditworthiness;

Affiliates from using your information to market to you;

Sharing for nonaffiliates to market to you;

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.
Other important information
Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overview
5	Performance Overview
6	Information About Your Portfolio’s Expenses
7	Portfolio Holdings Presented by Sector
8	Portfolio of Investments
8	Lazard Capital Allocator Opportunistic Strategies Portfolio
9	Notes to Portfolio of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
22	Board of Directors and Officers Information
24	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

During the first half of 2015, global equity markets were supported by monetary easing measures in many countries and the stabilization of oil prices. In Europe, equities performed well as the European Central Bank’s quantitative easing program appeared to forestall deflation. Japanese equities continued their impressive streak as Abenomics reforms began to pay dividends. US equity markets rose as corporate earnings generally exceeded expectations. Despite concerns about the possibility of higher US short-term interest rates, heightened volatility in the Chinese stock market, and a potential debt default by Greece, emerging markets performed in line with developed markets.

Globally, fixed-income markets staged impressive rallies during the first quarter of 2015 amid weak growth in the United States due to another harsh winter and continued downward pressure on inflation worldwide. However, the action-packed second quarter, particularly in Greece, created some volatility in global bonds. Meanwhile, there was significant divergence between the winners and losers in emerging markets debt. From a global bond standpoint, fundamental challenges in Turkey, Brazil, and South Africa are likely to persist while some eastern European countries, including Hungary, the Czech Republic, and Poland, are benefiting from monetary stimulus, structural reforms, and economic and business ties to Germany. Currency markets were volatile during the period as investors either reassessed or rebalanced their overweight positions to the US dollar. Notably, central banks cut rates in more than thirty countries.

At Lazard Asset Management LLC, we remain focused on active management and are committed to you, our valued shareholders, and we continue to focus our strengths in pursuing the Portfolios’ investment objectives. As always, we appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overview

Capital Allocator

As the first half of 2015 ended, the global economy showed many encouraging signs. The US economy emerged from its winter torpor with surprising strength, suggesting that recent weakness was in fact related to severe weather rather than a secular slowdown. In Europe, the European Central Bank’s (ECB) quantitative easing (QE) program appeared to forestall deflation, though news flow about Greece heightened market volatility. In Japan, the “Abenomics” reforms appeared to be delivering results. Emerging markets equities rallied at the onset of the year, but stumbled in the second quarter due to uncertainty about Chinese economic growth, commodities prices, and US Federal Reserve interest rate policy.

Japan was the standout performer over the last six months. The economy continued to show strength and further evidence that Prime Minister Shinzō Abe’s program to break Japan out of its two-decade malaise is gaining momentum. Europe also performed relatively well. In January, ECB President Mario Draghi announced a QE initiative that called for €60 billion purchases on a monthly basis until at least September 2016, totaling more than €1 trillion. Draghi’s main objective was to halt deflation and raise confidence. In the latter goal, QE appears to have been a success. Lower oil prices and a cheaper euro have additionally boosted the competitiveness of European companies. While concerns about Greece’s debt troubles raised market volatility at the end of the period, progress remained and fears of deflation in Europe have, for now at least, dissipated.

During the period, emerging markets equities advanced several times, only to retrace much of their gains. Chinese policymakers have responded to slower growth with stimulus measures by cutting interest rates and bank reserve requirements. These measures, along with new access to Chinese stocks for foreign investors, have helped drive Chinese equity markets to extraordinary heights. However, other emerging markets have struggled in the wake of China’s slowing economy, which has long been an engine of growth for the asset class. Other negative factors for emerging markets broadly have been lower commodities prices — especially oil — and the US dollar’s climb. For most of the past decade, emerging markets equity prices have moved inversely to the US dollar, and have been highly correlated to commodities prices. In addition, many emerging markets countries have also been plagued by scandal, power struggles, and geopolitical rivalry.

In the United States, equity returns were subdued, though we believe that economic prospects are relatively strong. At the beginning of the year investors wondered whether the sharp slowdown in US growth was due to an especially severe winter or whether it reflected deeper, secular challenges. This question was effectively answered in the second quarter with a series of positive indicators, and investor faith seemed to be restored. The US economy’s recent strength renewed attention on the Fed and its monetary policy. The tepid pace of improvement has some speculating that the Fed might continue to push interest rate hikes out, potentially into 2016, but with growth and employment conditions improving the market expectation for a rate hike in 2015 continues to rise.

Lazard Capital Allocator Opportunistic Strategies Portfolio

For the six months ended June 30, 2015, the Lazard Capital Allocator Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of -0.60%, while Open Shares posted a total return of -0.80%, as compared with the 2.63% return for the MSCI World® Index and 1.53% return for the Global Asset Allocation Blended Index.1

Thematic investments, which represented 40% of the Portfolio as of June 30, 2015, performed in line with the Global Asset Allocation Blended Index and lagged the MSCI World Index during the period. Japanese equity and US consumer services positions helped performance. A position in US financials was a relative drag on performance. During the period, derivative exposure included two custom baskets of securities. One basket is focused on US large-cap equities that have historically outperformed the market during periods of low energy prices, and this investment added to relative returns during the period. The other basket, which is composed of stocks that historically tend to outperform in low growth and

Semi-Annual Report  3

low inflation environments, had a neutral effect on the Portfolio’s performance. These investments represent unique opportunity sets based on a top-down macroeconomic investment thesis. These custom baskets of securities do not exist in public markets; accordingly, the specific exposure desired was achieved by designing and building these baskets via swap agreements with one or more counterparties.

Diversifying investments, which represented 40% of the Portfolio at the end of June, underperformed both benchmarks over the last six months. Short euro and yen positions, as well as a position in long-term US Treasuries, hurt performance. The short currency positions were exited during the period.

Contrarian investments, which represented 14% of the Portfolio at the end of the period, underperformed both benchmarks during the period. Exposure to regional banking aided returns, although this was offset by the poor performance of energy and gaming positions. The energy and gaming positions were sold over the last six months.

Discounted investments, which represented 6% of the Portfolio as of June 30, 2015, underperformed both benchmarks during the period. An Indian equity closed-end fund contributed to returns during the period. However, this was offset by strongly underperforming energy closed-end fund positions. The Indian equity closed-end fund position was exited during the period.

Notes to Investment Overview:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager, composed of 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond® Index.

4  Semi-Annual Report

The Lazard Funds, Inc. Performance Overview (unaudited)

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World® Index and Global Asset Allocation Blended Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	Institutional Shares				Open Shares
	One Year	Five Years	Since Inception	†	One Year	Five Years	Since Inception†
Capital Allocator Opportunistic Strategies Portfolio**	0.91%	7.99%	3.72%		0.62%	7.62%	3.46%
MSCI World Index	1.43%	13.10%	4.82%		1.43%	13.10%	4.89%
Global Asset Allocation Blended Index	1.61%	9.39%	5.16%		1.61%	9.39%	5.19%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Portfolio’s Investment Manager that is comprised of 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond® Index. The Barclays Capital US Aggregate Bond Index covers the investment grade, US dollar-denominated, fixed-rate taxable bond market, with maturities of no less than one year. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

Semi-Annual Report  5

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2015 through June 30, 2015 and held for the entire period.

Actual Expenses

For each Share class of the Portfolio, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolio, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15 - 6/30/15	Annualized Expense Ratio During Period 1/1/15 - 6/30/15

Capital Allocator Opportunistic Strategies
Institutional Shares
Actual	$1,000.00	$994.00	$5.04	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.11	1.02%
Open Shares
Actual	$1,000.00	$992.00	$6.52	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.61	1.32%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

6  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2015 (unaudited)

Sector*	Lazard Capital Allocator Opportunistic Strategies Portfolio
Consumer Discretionary	8.8%
Consumer Staples	2.5
Energy	5.7
Financials	13.3
Health Care	3.5
Industrials	5.3
Information Technology	9.5
Materials	3.4
Telecommunication Services	1.1
Utilities	1.1
Fixed-Income	25.1
Short-Term Investment	20.7
Total Investments	100.0%

*	Represents percentage of total investments.

Semi-Annual Report  7

The Lazard Funds, Inc. Portfolio of Investments June 30, 2015 (unaudited)

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Notes | 4.0%
VelocityShares Daily Inverse VIX Medium Term ETN (a)	84,600	$3,931,362
VelocityShares Daily Inverse VIX Short-Term ETN (a)	72,520	2,945,037

Total Exchange-Traded Notes
(Identified cost $6,862,188)		6,876,399

Exchange-Traded Funds | 67.7%
iShares 20+ Year Treasury Bond ETF	29,500	3,465,070
iShares iBoxx $ Investment Grade Corporate Bond ETF	30,000	3,471,600
iShares MSCI Europe Small-Cap ETF	124,700	5,806,032
iShares MSCI Germany ETF	121,300	3,381,844
iShares MSCI Japan ETF	1,363,200	17,462,592
iShares MSCI Japan Small-Cap ETF	89,700	5,292,300
iShares MSCI Spain Capped ETF	100,400	3,368,420
iShares MSCI Taiwan ETF	277,900	4,385,262
iShares North American Tech ETF	98,100	10,167,084
iShares U.S. Consumer Services ETF	48,800	6,984,256
PowerShares Fundamental High Yield Corporate Bond Portfolio	932,500	17,400,450
SPDR Barclays Convertible Securities ETF	90,400	4,300,328
SPDR S&P Regional Banking ETF	293,650	12,967,584
Vanguard Short-Term Corporate Bond ETF	225,200	17,921,416

Total Exchange-Traded Funds (Identified cost $117,114,958)		116,374,238

Total Return Swap Agreements open at June 30, 2015:
Description	Shares	Value

Closed-End Management Investment Companies | 5.8%
Adams Natural Resources Fund, Inc.	334,900	$7,478,317
Salient Midstream & MLP Fund	121,700	2,454,689

Total Closed-End Management Investment Companies (Identified cost $10,987,633)		9,933,006

Short-Term Investment | 20.2%
State Street Institutional Treasury Money Market Fund (Identified cost $34,707,703)	34,707,703	34,707,703

Total Investments | 97.7% (Identified cost $169,672,482) (b)		$167,891,346

Cash and Other Assets in Excess of Liabilities | 2.3%		3,998,192

Net Assets | 100.0%		$171,889,538

Currency	Counterparty	Notional Amount (000)	Expiration Date	Pay	Receive	Unrealized Depreciation

USD	GSC	7,649	01/21/16	1 Month USD LIBOR	Appreciation, and dividends paid,
				plus 0.40%	on securities in a basket of domestic equity securities	$82,986

USD	GSC	4,370	06/27/16	1 Month USD LIBOR	Appreciation, and dividends paid,
				plus 0.40%	on securities in a basket of
					domestic equity securities	—
Gross unrealized depreciation on Total Return Swap Agreements						$82,986

The accompanying notes are an integral part of these financial statements.

8  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolio of Investments June 30, 2015 (unaudited)

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost was $169,672,482, aggregate gross unrealized appreciation was $1,268,940, aggregate gross unrealized depreciation was $3,050,076, and the net unrealized depreciation was $1,781,136.

Abbreviations:
ETF	—	Exchange-Traded Fund
ETN	—	Exchange-Traded Note
GSC	—	Goldman Sachs International
LIBOR	—	London Interbank Offered Rate
USD	—	United States Dollar

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  9

The Lazard Funds, Inc. Statement of Assets and Liabilities (unaudited)

Lazard
Capital Allocator
Opportunistic
June 30, 2015	Strategies Portfolio

ASSETS
Investments in securities, at value	$167,891,346
Receivables for:
Investments sold	3,890,839
Dividends and interest	243,990
Capital stock sold	127,658
Total assets	172,153,833

LIABILITIES
Due to custodian	745
Payables for:
Management fees	117,166
Accrued directors’ fees	1,900
Accrued distribution fees	1,810
Capital stock redeemed	21,192
Gross unrealized depreciation on swap agreements	82,986
Premium for swap agreements written	1,616
Other accrued expenses and payables	36,880
Total liabilities	264,295
Net assets	$171,889,538

NET ASSETS
Paid in capital	$165,734,574
Distributions in excess of net investment income	(513,625)
Accumulated net realized gain	8,532,711
Net unrealized depreciation on:
Investments	(1,781,136)
Swap agreements	(82,986)
Net assets	$171,889,538

Institutional Shares
Net assets	$162,801,255
Shares of capital stock outstanding*	16,344,454
Net asset value, offering and redemption price per share	$9.96

Open Shares
Net assets	$9,088,283
Shares of capital stock outstanding*	913,921
Net asset value, offering and redemption price per share	$9.94

Cost of investments in securities	$169,672,482

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

10  Semi-Annual Report

The Lazard Funds, Inc. Statement of Operations (unaudited)

Lazard
Capital Allocator
Opportunistic
For the Six Months Ended June 30, 2015	Strategies Portfolio

Investment Income

Income
Dividends	$1,095,361

Expenses
Management fees (Note 3)	892,022
Administration fees	42,636
Professional services	38,294
Custodian fees	25,771
Shareholders’ reports	17,106
Shareholders’ services	16,092
Registration fees	15,084
Distribution fees (Open Shares)	6,484
Directors’ fees and expenses	4,042
Other	4,139
Total gross expenses	1,061,670
Management fees waived	(144,026)
Total net expenses	917,644
Net investment income	177,717

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts and Swap Agreements
Net realized gain (loss) on:
Investments	8,009,115
Foreign currency and forward currency contracts	(512,567)
Swap agreements	829,578
Total net realized gain on investments, foreign currency, forward currency contracts and swap agreements	8,326,126
Net change in unrealized depreciation on:
Investments	(8,966,496)
Swap agreements	(492,738)
Total net change in unrealized depreciation on investments and swap agreements	(9,459,234)
Net realized and unrealized loss on investments, foreign currency, forward currency contracts and swap agreements	(1,133,108)
Net decrease in net assets resulting from operations	$(955,391)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  11

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Capital Allocator Opportunistic Strategies Portfolio
	Six Months Ended	Year Ended
	June 30, 2015	December 31,
	(unaudited)	2014

Increase (Decrease) in Net Assets

Operations
Net investment income	$177,717	$729,169
Net realized gain on investments, foreign currency, forward currency contracts, options and swap agreements	8,326,126	14,990,239
Net change in unrealized depreciation on investments, foreign currency, forward currency contracts and swap agreements	(9,459,234)	(7,053,884)
Net increase (decrease) in net assets resulting from operations	(955,391)	8,665,524
Distributions to shareholders
From net investment income
Institutional Shares	—	(5,125,559)
Open Shares	—	(92,244)
From net realized gains
Institutional Shares	—	(7,156,671)
Open Shares	—	(144,846)
Net decrease in net assets resulting from distributions	—	(12,519,320)
Capital stock transactions
Net proceeds from sales
Institutional Shares	12,883,654	43,633,391
Open Shares	6,597,590	2,263,638
Net proceeds from reinvestment of distributions
Institutional Shares	—	11,844,026
Open Shares	—	229,550
Cost of shares redeemed
Institutional Shares	(34,791,820)	(80,417,261)
Open Shares	(1,284,606)	(1,037,731)
Net decrease in net assets from capital stock transactions	(16,595,182)	(23,484,387)
Redemption fees (Note 2(h))
Institutional Shares	638	558
Open Shares	—	5
Net increase in net assets from redemption fees	638	563
Total decrease in net assets	(17,549,935)	(27,337,620)
Net assets at beginning of period	189,439,473	216,777,093
Net assets at end of period*	$171,889,538	$189,439,473
*Includes distributions in excess of net investment income of	$(513,625)	$(691,342)
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	18,509,479	20,912,934
Shares sold	1,280,348	4,201,701
Shares issued to shareholders from reinvestment of distributions	—	1,173,839
Shares redeemed	(3,445,373)	(7,778,995)
Net decrease	(2,165,025)	(2,403,455)
Shares outstanding at end of period	16,344,454	18,509,479
Open Shares
Shares outstanding at beginning of period	394,279	255,504
Shares sold	647,575	217,360
Shares issued to shareholders from reinvestment of distributions	—	22,773
Shares redeemed	(127,933)	(101,358)
Net increase	519,642	138,775
Shares outstanding at end of period	913,921	394,279

The accompanying notes are an integral part of these financial statements.

12  Semi-Annual Report

The Lazard Funds, Inc. Financial Highlights

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Institutional Shares
Net asset value, beginning of period	$10.02	$10.24	$10.03	$9.26	$9.96	$8.80
Income (loss) from investment operations:
Net investment income (a)	0.01	0.04	0.09	0.11	0.12	0.12
Net realized and unrealized gain (loss)	(0.07)	0.41	1.12	0.74	(0.45)	1.16
Total from investment operations	(0.06)	0.45	1.21	0.85	(0.33)	1.28
Less distributions from:
Net investment income	—	(0.28)	(0.48)	(0.08)	(0.13)	(0.12)
Net realized gains	—	(0.39)	(0.52)	—	(0.24)	—
Total distributions	—	(0.67)	(1.00)	(0.08)	(0.37)	(0.12)
Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)
Net asset value, end of period	$9.96	$10.02	$10.24	$10.03	$9.26	$9.96
Total Return (c)	–0.60%	4.40%	12.22%	9.16%	–3.28%	14.58%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$162,801	$185,489	$214,161	$224,982	$258,832	$239,403
Ratios to average net assets (d):
Net expenses	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%
Gross expenses	1.17%	1.15%	1.13%	1.12%	1.13%	1.13%
Net investment income	0.20%	0.35%	0.89%	1.13%	1.25%	1.36%
Portfolio turnover rate	153%	265%	193%	139%	155%	117%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Open Shares
Net asset value, beginning of period	$10.02	$10.24	$10.03	$9.26	$9.97	$8.80
Income (loss) from investment operations:
Net investment income (a)	0.01	0.01	0.06	0.07	0.08	0.06
Net realized and unrealized gain (loss)	(0.09)	0.41	1.12	0.75	(0.45)	1.20
Total from investment operations	(0.08)	0.42	1.18	0.82	(0.37)	1.26
Less distributions from:
Net investment income	—	(0.25)	(0.45)	(0.05)	(0.10)	(0.09)
Net realized gains	—	(0.39)	(0.52)	—	(0.24)	—
Total distributions	—	(0.64)	(0.97)	(0.05)	(0.34)	(0.09)
Redemption fees	—	— (b)	—	—	— (b)	— (b)
Net asset value, end of period	$9.94	$10.02	$10.24	$10.03	$9.26	$9.97
Total Return (c)	–0.80%	4.10%	11.90%	8.84%	–3.72%	14.35%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,088	$3,950	$2,616	$3,099	$6,111	$7,163
Ratios to average net assets (d):
Net expenses	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%
Gross expenses	1.73%	1.81%	1.84%	1.67%	1.57%	1.52%
Net investment income	0.33%	0.14%	0.60%	0.69%	0.77%	0.66%
Portfolio turnover rate	153%	265%	193%	139%	155%	117%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements June 30, 2015 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio, Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Master Alternatives Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of June 30, 2015. This report includes only the financial statements of Capital Allocator Opportunistic Strategies Portfolio.

Effective November 29, 2013, the Fund formed an R6 Share class. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2015, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Exchange-traded options are valued at the last reported

14  Semi-Annual Report

sales price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, are valued by an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterpar-

Semi-Annual Report  15

ties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(d) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for an equity basket return. The counterparty pays out the total return of the basket of equity securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the equity basket underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities.

During the period ended June 30, 2015, the average notional exposure of swap agreements was approximately $14,100,000.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2014, the Portfolio had no unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2014, the Portfolio elected to defer such losses as follows:

Post October	Late Year
Capital Loss	Ordinary Loss
Deferral	Deferral
$(1,486,648)	$(257,913)

Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Portfolio’s 2014 tax returns.

(f) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolio intends to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treat-

16  Semi-Annual Report

ments of foreign currency transactions, wash sales, certain derivatives, passive foreign investment companies and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—The Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolio and are included as paid in capital on the Statement of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the

Portfolio, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by the Portfolio monthly, at the annual rate of 1.00%.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolio through May 1, 2016 if annualized operating expenses exceed 1.02% and 1.32% of average daily net assets for the Institutional Shares and Open Shares, respectively. The expense caps exclude, among other things, acquired fund fees and expenses.

During the period ended June 30, 2015, the Investment Manager waived its management fees of $133,382 and $10,644 for the Institutional Shares and Open Shares, respectively.

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee

Semi-Annual Report  17

computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager (the “1099 Fund”): (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The Statement of Operations shows the Directors’ fees and expenses paid by the Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2015 were $206,413,018 and $204,422,852, respectively.

For the period ended June 30, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable: from January 1, 2015 to June 28, 2015, at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, and from June 29, 2015 to June 30, 2015, at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee from January 1, 2015 to June 28, 2015 and 0.20% per annum from June 29, 2015 to June 30, 2015 on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2015, the Portfolio had no borrowings under the Agreement.

7. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these

18  Semi-Annual Report

countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(b) Underlying Funds Risk—Shares of ETNs, ETFs and closed-end funds (the “Underlying Funds”) in which the Portfolio invests may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index based strategy may diverge from the performance of the index. ETNs may trade in secondary markets, but typically are redeemable by the issuer. The Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not registered under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make interest payments. The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the Securities and Exchange Commis-

sion (the “SEC”) on which the Portfolio may rely or an exemption is available.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Semi-Annual Report  19

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolio’s investments by each fair value hierarchy level as of June 30, 2015:

	Unadjusted
	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2015
Assets
Exchange-Traded Notes	$6,876,399	$—	$—	$6,876,399
Exchange-Traded Funds	116,374,238	—	—	116,374,238
Closed-End Management Investment Companies	9,933,006	—	—	9,933,006
Short-Term Investment	34,707,703	—	—	34,707,703
Total	$167,891,346	$—	$—	$167,891,346
Liabilities:
Other Financial Instruments*
Total Return Swap Agreements	$—	$(82,986)	$—	$(82,986)

* Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2015.

For further information regarding security characteristics see Portfolio of Investments.

10. Derivative Instruments

The Portfolio may use derivative instruments, including forward currency contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

During the period ended June 30, 2015, the notional amounts of purchases and sales of forward currency contracts were $32,091,167 and $31,578,600, respectively, with average notional exposure of approximately $53,000,000.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2015:

Fair Value
Liability Derivatives
Equity Risk:
Gross unrealized depreciation on total return swap agreements	$82,986

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2015 was:

Amount
Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized gain on total return swap agreements	$829,578
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(512,567)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk:
Net change in unrealized depreciation on total return swap agreements	$(492,738)

20  Semi-Annual Report

See Notes 2(c), 2(d) and the Portfolio of Investments for additional disclosures about derivative instruments.

As of June 30, 2015, the Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master net-

ting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of June 30, 2015:

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities

Total Return Swap Agreements	$82,986	$—	$82,986

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of
	Liabilities Presented
	in Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Pledged	Net Amounts

Goldman Sachs International	$82,986	$—	$—	$82,986

11. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

Semi-Annual Report  21

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)
Independent Directors(3):
Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)
Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)
Kenneth S. Davidson (70)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)
Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)
Nancy A. Eckl (52)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)
Trevor W. Morrison (44)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Office of Counsel to the President, The White House, Associate Counsel to the President (2009)
Richard Reiss, Jr. (71)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)
Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

22  Semi-Annual Report

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)
Interested Directors(4):
Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)
Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2015, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of the 1099 Fund.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):
Nathan A. Paul (42)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager
Stephen St. Clair (56)	Treasurer (May 2003)	Vice President of the Investment Manager
Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014) Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)
Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager
Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report  23

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 8-9, 2015, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 39 active funds comprised approximately $30 billion (as of April 30, 2015) of the approximately $180 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2015). The Investment

Manager’s representatives noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $30 billion fund complex not managed by a large, global firm such as the Investment Manager.

The Investment Manager representatives noted that the Investment Manager had historically provided certain administrative, operational and compliance assistance services in connection with the operation of the Fund, but that such services had been in addition to the investment advisory and other services that were contractually required by the Management Agreement currently in place. The Investment Manager representatives explained that the Management Agreement, on behalf of each Portfolio for which the Management Agreement is being considered, was proposed to be revised in order to include such services. The Investment Manager representatives reviewed the proposed revisions with the Directors and confirmed that no changes were proposed to the nature, extent or quality of services provided or to the Management

24  Semi-Annual Report

Agreement’s terms related to investment advisory services.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2015) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight, including that management fee comparisons for the Portfolios and the rankings used therein include administrative fees (which, for the Portfolios, include a fixed dollar fee paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The Directors acknowledged that, for smaller Portfolios, the fixed dollar administrative fee may have a more significant impact on the contractual management fee.

In reviewing Strategic Insight’s analysis (which was for the Institutional Shares and Open Shares classes of each Portfolio), it was noted that, for both share classes of the Global Dynamic Multi Asset Portfolio and for the Open Share class of the Capital Allocator Opportunistic Strategies Portfolio, contractual management fees were below the median of the relevant Group.

It also was noted that, for both share classes of the Portfolios, expense ratios were at or below the medians of those of the funds in the relevant Group. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for each Portfolio.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strate-

gies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. Strategic Insight’s performance analyses compared the Capital Allocator Opportunistic Strategies Portfolio’s investment returns to those of the funds in the relevant Group and Category over measurement periods up to ten years through March 31, 2015. Although year-to-date performance was provided by Strategic Insight the Directors did not consider three-month performance to be relevant to their considerations and focused on longer-term performance.

The Directors noted both share classes of Capital Allocator Opportunistic Strategies were above the average of the performance Group and/or Category for most periods.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2014 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment

Semi-Annual Report  25

Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting rela-

tively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $180 billion global asset management business.

•	The Board was generally satisfied with the overall performance of the Capital Allocator Opportunistic Strategies Portfolio because relative performance in the Group and/or Category was satisfactory.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement.

26  Semi-Annual Report

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS030

Lazard Funds Semi-Annual Report

June 30, 2015

Emerging Market Funds

Lazard Emerging Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Equity Advantage Portfolio

Lazard Emerging Markets Equity Blend Portfolio

Lazard Emerging Markets Multi Asset Portfolio

Lazard Emerging Markets Debt Portfolio

Lazard Explorer Total Return Portfolio

Lazard Emerging Markets Income Portfolio

Privacy Notice Regarding Customer Financial Information	Rev. 8/2015

FACTS	What does Lazard do with your personal information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all, sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

Social Security number and credit history;

Assets and income;

Account transactions;

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., and Lazard Asset Management Securities LLC, on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard collect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?	We collect your personal information, for example, when you:
Open an account;
Seek advice about your investments;
Direct us to buy securities;
Direct us to sell your securities;
Enter into an investment advisory contract;
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
Sharing for affiliates’ everyday business purposes — information about your creditworthiness;
Affiliates from using your information to market to you;
Sharing for nonaffiliates to market to you;
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Lazard does not jointly market.
Other important information
Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
9	Performance Overviews
18	Information About Your Portfolio’s Expenses
21	Portfolio Holdings Presented by Sector and Region
22	Portfolios of Investments
22	Lazard Emerging Markets Equity Portfolio
24	Lazard Emerging Markets Core Equity Portfolio
26	Lazard Developing Markets Equity Portfolio
28	Lazard Emerging Markets Equity Advantage Portfolio
31	Lazard Emerging Markets Equity Blend Portfolio
34	Lazard Emerging Markets Multi Asset Portfolio
49	Lazard Emerging Markets Debt Portfolio
55	Lazard Explorer Total Return Portfolio
66	Lazard Emerging Markets Income Portfolio
69	Notes to Portfolios of Investments
74	Statements of Assets and Liabilities
76	Statements of Operations
78	Statements of Changes in Net Assets
82	Financial Highlights
92	Notes to Financial Statements
108	Board of Directors and Officers Information
110	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

During the first half of 2015, global equity markets were supported by monetary easing measures in many countries and the stabilization of oil prices. In Europe, equities performed well as the European Central Bank’s quantitative easing program appeared to forestall deflation. Japanese equities continued their impressive streak as Abenomics reforms began to pay dividends. US equity markets rose as corporate earnings generally exceeded expectations. Despite concerns about the possibility of higher US short-term interest rates, heightened volatility in the Chinese stock market, and a potential debt default by Greece, emerging markets performed in line with developed markets.

Globally, fixed-income markets staged impressive rallies during the first quarter of 2015 amid weak growth in the United States due to another harsh winter and continued downward pressure on inflation worldwide. However, the action-packed second quarter, particularly in Greece, created some volatility in global bonds. Meanwhile, there was significant divergence between the winners and losers in emerging markets debt. From a global bond standpoint, fundamental challenges in Turkey, Brazil, and South Africa are likely to persist while some eastern European countries, including Hungary, the Czech Republic, and Poland, are benefiting from monetary stimulus, structural reforms, and economic and business ties to Germany. Currency markets were volatile during the period as investors either reassessed or rebalanced their overweight positions to the US dollar. Notably, central banks cut rates in more than thirty countries.

At Lazard Asset Management LLC, we remain focused on active management and are committed to you, our valued shareholders, and we continue to focus our strengths in pursuing the Portfolios’ investment objectives. As always, we appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

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The Lazard Funds, Inc. Investment Overviews

Emerging Markets Equities, Debt, and Currency

Continuing worries about world economic activity and the possibility of higher US short-term interest rates resulted in modest returns for emerging markets in the first half of 2015. Additional issues over the potential default of Greece and heightened volatility in the Chinese stock market made the period under review even more complex. The MSCI Emerging Markets® Index (the “EM Index”) rose by just under 3%, as measured in US dollar terms during the first half of 2015. Asian emerging markets finished positively, aided by a strong though volatile market in China. Despite the focus on Greece, eastern European equities were the strongest region, helped by a powerful recovery in Russian and Hungarian shares.

All Latin American markets fell during the first half of 2015. Despite a recovery in the second quarter, various events resulted in a decrease of almost 9% for the Brazilian market. Colombian equities fared even worse, suffering from the effect of lower crude oil prices early in the year. Slightly negative returns were recorded in Mexico, though its status as a “safe haven” benefited from its trade relationship with the United States.

Performance varied widely in Asian markets during the first half of 2015. Indonesian shares were hit by concerns over economic growth, government policy, and other socio-political events. Malaysian equities were hurt by worries over exports as well as lower oil prices towards the end of the period. Decent technology sector performance helped the Taiwanese and South Korean markets. The opening of the Shanghai Connect system, a means for foreign investors to purchase China A-shares and for mainland China investors to buy Chinese shares in Hong Kong, caused those markets to rise sharply. Investors in both categories eagerly participated, resulting in large increases in trading volumes and significant speculation. By the end of the period under review, the Chinese markets were experiencing some days of heavy selling, causing the authorities to reduce interest rates, lower reserve requirements, and increase the allowable equity investment exposure for local funds.

Markets in eastern Europe, the Middle East, and Africa also experienced wide differences in return during the period. A delicate cease-fire in Ukraine and a modest recovery in crude oil prices allowed Russian equities and the ruble to rebound solidly. An improved outlook for the Hungarian economy with a possible end to the additional bank tax resulted in strong returns. However, in Turkey, President Recep Tayyip Erdogan’s comments on interest rates undermined the independence of the central bank and forced the lira markedly downwards. Greek equities plunged amid sharp volatility as the Syriza government and the European Union discussed economic terms for further financing. Ultimately, Syriza decided to leave the decision to the Greek populace in a referendum.

The decline in the price of oil and other commodities has weighed on emerging markets assets for the past several months. However, while emerging markets has many oil exporters, it also has some of the largest net importers of oil. These countries should see positive implications to their current accounts, growth and inflation, suggesting that the net effect of lower oil prices on emerging markets growth should be positive over the medium term. This has not exerted a sustained positive impact on emerging markets asset prices or the performance of emerging markets currencies. The Asian and emerging European regions stand to benefit as most countries (except Malaysia and Vietnam) are net oil importers. In Indonesia, for example, the government remains committed to structural reforms in the oil sector by reducing fuel subsidies, which is expected to reduce its dependency on imported refined fuel and boost domestic refining (as other countries such as India and Malaysia have done). The impact of these actions on the country’s fundamental metrics will likely be felt over time, but will improve the fiscal position in the near term. Other countries in Asia such as Thailand, South Korea, and the Philippines, along with several countries in central Europe, stand to reap benefits as well.

By sector, the energy, consumer staples, and information technology sectors outperformed the EM Index, while the utilities, materials, and consumer discretionary sectors underperformed.

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Generally speaking, bonds were volatile during the six months, with the yield on the 10-year US Treasury note trading in a range of 1.64% to 2.50%, and this yield volatility spread to emerging markets debt. While economic fundamentals vary significantly by country, in general, we find those in the emerging markets to be reasonably good despite growing headwinds that include slowing Chinese growth, lower commodity prices, a strong US dollar, and the prospect of rising US interest rates. All things considered, we believe emerging markets debt valuations are currently more attractive than they were just a few months ago.

This first half of 2015 saw a continuation of emerging markets currency weakness that has plagued markets for two years. Emerging markets local currency and debt markets continued to be under pressure from ongoing price volatility of oil and other commodities, concerns over Greece’s possible exit from the euro zone, the enduring conflict in eastern Ukraine, the uncertain path of US interest rate normalization in light of improving data, and Chinese stock market turbulence. In this environment, nearly all emerging markets currencies depreciated against the strong US dollar, many by over 5%. Only Russia, Taiwan, and China saw their currencies appreciate during the first half of 2015.

Lazard Emerging Markets Equity Portfolio

For the six months ended June 30, 2015, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of -1.05%, while Open Shares posted a total return of -1.19%, as compared with the 2.95% return for the EM Index. The R6 Shares posted a total return of -1.51% for the period since inception on January 19, 2015 through June 30, 2015, compared with the 2.80% return for the EM Index for the same period.

During the period, NetEase, a Chinese online gaming company, benefited from the huge success of its mobile Fantasy Westward Journey game, which is ranked first at the iOS store in China and fourth globally. Shares of China Construction Bank, a Chinese state owned bank, performed well due to expectations of continued government stimulus to stabilize the economy. Mobile TeleSystems and Sberbank, a Russian telecom services company and bank, respectively, rebounded from prior weakness as oil prices bounced from their recent lows, and as the market was hopeful that the signing of Minsk II agreement would ease tensions in Ukraine. OTP Bank, a Hungarian bank, benefited from improving returns in Hungary and Bulgaria as well as a reduction of the special banking tax in 2016. A higher-than-index exposure to Russia helped performance.

In contrast, Punjab National Bank, an Indian bank, declined due to continued pressure on asset quality and lower levels of growth. Shares of Pacific Rubiales, a Canadian energy company with assets primarily based in Colombia and Latin America, declined sharply due to concerns that debt covenants could be eventually breached unless oil prices rebounded from the recent lows. Wynn Macau, a Chinese casino operator, experienced a greater-than-expected decline in gross gaming revenues following a government crack down on corruption and transit visa changes. Shares of Via Varejo declined as sales continue to decline due to a lackluster economic environment. Shares of Turkiye Is Bankasi, a Turkish bank, fell on the back of macroeconomic concerns after the Turkish President publicly admonished the Central Bank and questioned its need to be independent. Stock selection in the energy and consumer discretionary sectors detracted from performance and a lower-than-index exposure to China hurt returns.

Lazard Emerging Markets Core Equity Portfolio

For the six months ended June 30, 2015, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of 5.09%, while Open Shares posted a total return of 4.68%, as compared with the 2.95% return for the EM Index.

During the period, Largan Precision, a Taiwanese optical lens and LCD manufacturer, rose due to continuing enthusiasm over Apple iPhone sales growth in Asia. Eclat Textile, a Taiwanese integrated OEM company specializing in functional wear, helped performance on strong revenue growth and the continued positive outlook for growing orders. KEPCO Plant Service and Engineering outperformed amid the outlook for ongoing strong revenue growth, higher operating profit margins and cash flows, and the possibility of rising

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dividend payouts. CRCC Corporation, formerly known as CSR Locomotive, outperformed due to enthusiasm over the consolidation in the locomotive manufacturing business in China. We sold CSR Locomotive during the period. NetEase, a Chinese internet web portal, email, gaming, and entertainment provider rose on enthusiasm for its strong product pipeline of PC and mobile games. In addition, stock selection in the consumer discretionary and industrials sectors and in Taiwan contributed to performance.

In contrast, Gran Tierra Energy, a Latin American oil and gas exploration and production company, declined due to the worsening oil price outlook. Genomma Lab, a Mexican based over-the-counter and personal care company, hurt performance as revenues in Mexico collapsed and margins contracted due to weak consumer sentiment in Mexico and problems with a major distributor. We sold both Gran Tierra Energy and Genomma Lab during the period. Kasikornbank, a Thailand-based provider of commercial and investment banking services, declined due to slowing loan growth and weaker asset quality. Shares of SK Hynix, a South Korean semiconductor and memory component manufacturer, and Baidu, the Chinese internet search engine declined due to concerns of slowing global growth’s impact on technology sales. Finally, an underweight allocation to the energy sector hurt performance for the period.

Lazard Developing Markets Equity Portfolio

For the six months ended June 30, 2015, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of 1.82%, while Open Shares posted a total return of 1.63%, as compared with the 2.95% return for the EM Index.

Korea Aerospace Industries, a Korean defense contractor, outperformed on expectations of a significant fighter jet manufacturing contract win, as well as consistent order flow for its book of business. Catcher Technology, a Taiwanese manufacturer of metal casings for mobile products, rose after reporting better-than-expected profitability as more mobile phones adopt metal casing technology. X5 Retail Group, a Russian food retailer, moved higher after results showed continued improvements in the company’s operations and an acceleration in revenue growth. Ping An Insurance, a Chinese life insurance company did well after reporting a strong 2014 result across its life, property and casualty, and banking divisions. China State Construction International Holdings, a Chinese building and engineering services firm, rallied on strong order growth. Stock selection in the consumer staples and industrials sectors, as well as in Korea, Taiwan, India, and Turkey helped performance. Additionally, a lower-than-index exposure to the utilities sectors as well as to Malaysia, and a higher-than-index exposure to Russia, added value.

Genomma Lab Internacional, a Mexican provider of personal-care and over-ther-counter products, fell following weak fourth-quarter sales in its Mexican business. We sold Genomma Lab Internacional during the period. Estacio Participacoes, a Brazilian private education company, underperformed on the back of changes to a government funded education program. Marcopolo, a Brazilian bus body manufacturer, fell on weak bus demand in Brazil and lower-than-expected activity in its international business. Via Varejo, a Brazilian electronics and appliance retailer, fell as concerns grew that weak economic releases suggested a challenging environment for sales of its products. Pacific Rubiales Energy, a Colombian oil and gas exploration and production company, fell as lower oil prices will likely pressure the company’s ability to reinvest in its business and grow production. We sold Pacific Rubiales Energy during the period. Stock selection in the materials, consumer discretionary, and financials sectors, as well as in Brazil and Mexico detracted value. Lastly, a higher-than-index exposure to Turkey and Colombia hurt performance.

Lazard Emerging Markets Equity Blend Portfolio

For the six months ended June 30, 2015, the Lazard Emerging Markets Equity Blend Portfolio’s Institutional Shares posted a total return of 1.80%, while Open Shares posted a total return of 1.60%, as compared with the 2.95% return for the EM Index.

The Portfolio is managed using various emerging markets equity strategies and considers various economic and other factors through quantitative and qualitative analysis.

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Changes made to the market forecast during 2015 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers Index, which measures economic activity) in China, the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks; and equity and fixed-income valuations, along with other data.

For the first six months of 2015, stock selection in information technology, materials, consumer staples, and telecom services and lower-than-index exposures to materials and utilities added value, as did stock selection in Taiwan, India, and Malaysia, lower-than-index exposure to Malaysia and higher-than-index exposure to Russia. Our exposure to small caps over the period also added. In contrast, stock selection in the consumer discretionary, energy, financials, and industrials sectors detracted from performance, as did stock selection in Brazil, South Korea, and China and higher-than-index exposures to Brazil and Turkey. The Portfolio does not include any derivatives positions.

Lazard Emerging Markets Multi Asset Portfolio

For the six months ended June 30, 2015, the Lazard Emerging Markets Multi Asset Portfolio’s Institutional Shares posted a total return of -0.23%, while Open Shares posted a total return of -0.35%, as compared with the 2.95% return for the EM Index.

The Portfolio is managed using a combination of emerging markets equity and fixed income strategies which consider a market forecast based on four categories pertinent to allocation decisions among the strategies: Economy, Valuation, Liquidity, and Sentiment.

Changes made to the market forecast during 2015 reflected a consideration of many factors, including monetary policies of central banks around the globe; global macro data readings (particularly the Purchasing Managers Index, which measures economic activity) in China, the United States, the euro zone, and Japan; fiscal policy in developed and emerging markets; geopolitical events and risks; and equity and fixed-income valuations, along with other data.

For the first six months of 2015, stock selection in information technology, materials, utilities, telecom services, and consumer staples and lower-than-index exposures to materials and utilities added value, as did stock selection in Taiwan, India, and Malaysia, lower-than-index exposure to Malaysia, and higher-than-index exposures to Russia and Hungary. Exposure to the local currencies of Kazakhstan and China — implemented via derivative instruments — also contributed, as did exposures to local debt in Serbia and Brazil. Our exposure to small cap equities also added. In contrast, stock selection in the consumer discretionary, energy, financials, and industrials sectors detracted from performance, as did stock selection in Brazil, China, and South Korea and higher-than-index exposures to Brazil and Turkey, exposure to the local currencies of Uganda, Turkey, and Mexico — implemented via derivative instruments — and external debt positions in Venezuela.

Lazard Emerging Markets Debt Portfolio

For the six months ended June 30, 2015, the Lazard Emerging Markets Debt Portfolio’s Institutional Shares posted a total return of -2.21%, while Open Shares posted a total return of -2.24%, as compared with the -1.63% return for the blended 50% JPMorgan EMBI Global Diversified® Index/50% JPMorgan GBI-EM Global Diversified® Index (the “Global Diversified Index”).

The Portfolio maintained an overweight position to hard currency debt throughout much of the six months, which was beneficial as hard currency debt outperformed local currency debt by over 6.5% during this time. However, gains from this asset allocation decision were more than offset by losses from bottom-up country selection. Notably, an underweight exposure to Ukraine and an overweight exposure to Venezuela weighed on relative performance. The Portfolio’s underweight to Ukraine was based on the portfolio management team’s view that, as part of the restructuring process, bondholders will be forced to take larger principal reductions than are currently implied by bond prices. The Portfolio’s overweight in Venezuela detracted from returns amid volatility in oil prices and growing concerns about Venezuelan authorities’ inaction and resistance to tackling the

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roots of the country’s economic problems. On a more positive note, the Portfolio’s positioning in Malaysia was beneficial. The primary changes to the Portfolio included a shift from a long-standing overweight position to hard currency debt to a small overweight in local currency debt toward the end of the reporting period. This reallocation was partially achieved by reducing the Portfolio’s off-benchmark position in corporates, which the portfolio management team now finds less attractive given current valuations.

The portfolio management team did not use any derivatives during the first half of 2015.

Lazard Explorer Total Return Portfolio

For the six months ended June 30, 2015, the Lazard Explorer Total Return Portfolio’s Institutional Shares posted a total return of -1.77%, while Open Shares posted a total return of -1.93%, as compared with the -1.63% return for the Global Diversified Index.

Throughout the period, the Portfolio maintained a strong bias toward hard currency debt, and the portfolio management team was highly tactical in adjusting the Portfolio’s net exposure. The Portfolio’s net long position was as high as 95% in January, which allowed the Portfolio to capture the strong performance in external debt markets early in 2015. This net long positioning was as low as 25% in May, which allowed the Portfolio to preserve capital during the external debt market’s mild sell-off toward the end of the reporting period. Early in the first half, one of the key themes in the Portfolio was a net long position in US dollar-denominated European sovereign debt. The rationale for this theme was driven by the portfolio management team’s expectations of: (1) a large quantitative easing program from the European Central Bank; (2) yield convergence with core Europe; and (3) benefits to countries in the European periphery from lower oil prices. This thesis proved to be correct as European yield spreads tightened meaningfully during the first quarter.

The Portfolio’s corporate exposure was the primary detractor from its performance during the first half of 2015. The Portfolio began the year with a 29% expo-

sure to corporates, of which roughly 20% was in high yield debt. High yield corporate debt continued to underperform in January following its significant sell-off in the fourth quarter of 2014. During the six months the portfolio management team reduced the Portfolio’s corporate exposure and rotated up in credit quality. Exposure to Venezuela also detracted from performance amid volatility in oil prices and growing concerns about Venezuelan authorities’ inaction and resistance to tackling the roots of the country’s economic problems.

Lazard Emerging Markets Income Portfolio

For the six months ended June 30, 2015, the Lazard Emerging Markets Income Portfolio’s Institutional Shares posted a total return of -0.95%, while Open Shares posted a total return of -1.09%, as compared with the -1.21% return for the JPMorgan Emerging Local Markets® Index Plus.

The Portfolio’s best relative performance for the period was earned from active management of Polish exposure. We ended the period underweight due to a tactical reduction following recent zloty strength and concern over EU risks surrounding Greece. Underweight exposure to the Czech Republic added 10 basis points as the koruna weakened by 7% (versus the dollar) due to euro linkages and loose monetary policy. Overweight Indian exposure also benefited the Portfolio due to its high yield, reform agenda, two-way central bank intervention to limit currency volatility, and benefits from lower oil prices.

Conversely, overweight exposure to Mexico detracted 16 basis points. We held overweight exposure to the peso due to trade linkages to the improving US economy, structural reform agenda, and infrastructure investment which may lift growth rate and encourage significant foreign inflows. However, the peso weakened by 5% during the period. Turkey detracted due to lira weakness stemming from political interference with the central bank and electoral risk ahead of June elections. We held the position due to its high yield, and terms of trade benefit from lower oil prices. Finally, underweight exposure during the currency’s first quarter strength detracted.

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New Funds Launched: Lazard Emerging Markets Equity Advantage Portfolio

We are pleased to announce the May 29, 2015 launch of the Lazard Emerging Markets Equity Advantage

Portfolio. Portfolio commentaries will be provided in the December 31, 2015 Lazard Funds Annual Report.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Five	Ten	Since
	Year	Years	Years	Inception †
Institutional Shares**	-13.12%	3.79%	8.73%	7.18%
Open Shares**	-13.40%	3.48%	8.39%	6.97%
R6 Shares**	N/A	N/A	N/A	-1.51%
EM Index	-5.13%	3.68%	8.11%	5.64%
				(Institutional Shares)
				6.32%
				(Open Shares)
				2.80%
				(R6 Shares)

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the portfolio have been waived by BFDS; without such waiver/reimbursement of expenses, the portfolio’s return would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was July 15, 1994, for the Open Shares was January 8, 1997 and for the R6 Shares was January 19, 2015.

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Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	-2.75%	1.21%
Open Shares**	-3.25%	0.78%
EM Index	-5.13%	-1.33%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was October 31, 2013.

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Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	-12.49%	0.44%	4.36%
Open Shares**	-12.80%	0.11%	4.05%
EM Index	-5.13%	3.68%	5.69%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

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Lazard Emerging Markets Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Advantage Portfolio and EM Index

Total Returns*

Period Ended June 30, 2015

	Since
	Inception	†
Institutional Shares**	-2.90%
Open Shares**	-2.90%
EM Index	-2.60%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 29, 2015.

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Lazard Emerging Markets Equity Blend Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Blend Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	-10.99%	1.53%	1.48%
Open Shares**	-11.31%	1.21%	1.17%
EM Index	-5.13%	3.68%	3.47%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 28, 2010.

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Lazard Emerging Markets Multi Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Multi Asset Portfolio and EM Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	-9.40%	-2.35%
Open Shares**	-9.72%	-2.65%
EM Index	-5.13%	-1.77%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EM Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

Before April 30, 2014, the Portfolio was known as Lazard Emerging Markets Multi-Strategy Portfolio.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 31, 2011.

14  Semi-Annual Report

Lazard Emerging Markets Debt Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Debt Portfolio, JPMorgan EMBI Global Diversified® Index, JPMorgan GBI-EM Global Diversified® Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	-11.08%	1.69%
Open Shares**	-11.34%	1.39%
JPMorgan EMBI Global Diversified Index	0.51%	6.40%
JPMorgan GBI-EM Global Diversified Index	-15.39%	-1.49%
Global Diversified Index	-7.72%	2.46%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global Index. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global Index. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

Semi-Annual Report  15

Lazard Explorer Total Return Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Explorer Total Return Portfolio, JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and Global Diversified Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	-5.42%	-0.80%
Open Shares**	-5.72%	-1.09%
JPMorgan EMBI Global Diversified Index	0.51%	5.92%
JPMorgan GBI-EM Global Diversified Index	15.39%	-6.23%
Global Diversified Index	-7.72%	-0.29%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The JPMorgan EMBI Global Diversified Index is a uniquely-weighted version of the EMBI Global Index. The JPMorgan GBI-EM Global Diversified Index is a uniquely-weighted version of the GBI-EM Global Index. These indices limit the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The Global Diversified Index is a 50/50 blend of the JPMorgan EMBI Global Diversified Index and the JPMorgan GBI-EM Global Diversified Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was June 28, 2013.

16  Semi-Annual Report

Lazard Emerging Markets Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Income Portfolio and JPMorgan Emerging Local Markets® Index Plus*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	-10.51%	-7.89%
Open Shares**	-10.75%	-8.18%
JPMorgan Emerging Local Markets Index Plus	-10.23%	-7.63%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The JPMorgan Emerging Local Markets Index Plus tracks total returns for local currency-denominated money market instruments in 23 emerging markets countries with at least US $10 billion of external trade. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was April 30, 2014.

Semi-Annual Report  17

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2015 through June 30, 2015 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15 - 6/30/15	Annualized Expense Ratio During Period 1/1/15 - 6/30/15

Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$989.50	$5.38	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	$5.46	1.09%
Open Shares
Actual	$1,000.00	$988.10	$6.80	1.38%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$6.90	1.38%
R6 Shares**
Actual	$1,000.00	$984.90	$4.89	1.11%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.27	$4.97	1.11%
Emerging Markets Core Equity
Institutional Shares
Actual	$1,000.00	$1,050.90	$6.61	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Open Shares
Actual	$1,000.00	$1,046.80	$8.12	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$1,018.20	$6.00	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%
Open Shares
Actual	$1,000.00	$1,016.30	$7.90	1.58%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.96	$7.90	1.58%
Emerging Markets Equity Advantage†
Institutional Shares
Actual	$1,000.00	$971.00	$0.87	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.22	$0.89	1.10%
Open Shares
Actual	$1,000.00	$971.00	$1.13	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,002.96	$1.15	1.40%
Emerging Markets Equity Blend
Institutional Shares
Actual	$1,000.00	$1,018.00	$6.05	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.79	$6.06	1.21%
Open Shares
Actual	$1,000.00	$1,016.00	$8.00	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Emerging Markets Multi Asset
Institutional Shares
Actual	$1,000.00	$997.70	$6.44	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Open Shares
Actual	$1,000.00	$996.50	$7.92	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%

Semi-Annual Report  19

Portfolio	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15 - 6/30/15	Annualized Expense Ratio During Period 1/1/15 - 6/30/15

Emerging Markets Debt
Institutional Shares
Actual	$1,000.00	$977.90	$4.51	0.92%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.23	$4.61	0.92%
Open Shares
Actual	$1,000.00	$977.60	$6.37	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Explorer Total Return
Institutional Shares
Actual	$1,000.00	$982.30	$5.65	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	$5.76	1.15%
Open Shares
Actual	$1,000.00	$980.70	$7.37	1.50%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Emerging Markets Income
Institutional Shares
Actual	$1,000.00	$990.50	$4.44	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Open Shares
Actual	$1,000.00	$989.10	$5.92	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).
**	The inception date for the R6 Share was January 19, 2015.
†	The Portfolio commenced operations on May 29, 2015.

20  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector and Region June 30, 2015 (unaudited)

Sector*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio

Consumer Discretionary	8.4%	13.8%	14.0%	6.1%	11.2%	8.2%
Consumer Staples	9.9	3.7	3.7	8.4	6.1	3.8
Energy	7.8	0.4	8.6	8.3	8.1	6.1
Financials	28.7	30.0	28.6	26.3	28.1	21.0
Health Care	—	5.1	6.4	3.2	3.0	2.3
Industrials	5.5	7.6	12.3	7.4	8.2	5.4
Information Technology	21.2	24.9	17.4	19.6	22.8	15.3
Materials	4.7	4.6	7.6	5.9	3.6	2.5
Telecommunication Services	10.5	5.4	—	7.9	5.8	4.5
Utilities	0.6	2.2	—	5.5	—	0.2
Sovereign Debt	—	—	—	—	—	15.2
US Treasury Securities	—	—	—	—	—	7.9
Short-Term Investments	2.7	2.3	1.4	1.4	3.1	7.6
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Region*	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

Africa	13.8%	14.0%	2.9%
Asia	24.0	18.0	3.2
Europe	27.5	24.0	2.6
North America	10.8	10.0	83.2
South America	23.0	21.2	3.1
Short-Term Investments	0.9	12.8	5.0
Total Investments	100.0%	100.0%	100.0%

*Represents percentage of total investments.

Semi-Annual Report  21

The Lazard Funds Inc. Portfolios of Investments June 30, 2015 (unaudited)

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 96.7%

Argentina | 1.1%
YPF SA Sponsored ADR	5,384,081	$147,685,342

Brazil | 13.2%
Ambev SA ADR	36,801,140	224,486,954
Banco do Brasil SA	49,663,110	387,835,808
BB Seguridade Participacoes SA	24,918,500	273,301,229
CCR SA	22,238,800	106,648,389
CEMIG SA Sponsored ADR	21,999,831	83,819,356
Cielo SA	24,777,505	349,216,902
Localiza Rent a Car SA	7,901,737	77,998,234
Natura Cosmeticos SA	8,329,100	73,778,075
Souza Cruz SA	16,110,925	126,592,872
Vale SA Sponsored ADR	11,326,700	66,714,263
Via Varejo SA	13,429,800	48,508,139
		1,818,900,221
China | 11.9%
Baidu, Inc. Sponsored ADR (a)	2,074,100	412,911,828
China Construction Bank Corp., Class H	610,733,220	558,610,669
China Shenhua Energy Co., Ltd., Class H	44,825,000	102,238,391
CNOOC, Ltd.	128,684,000	182,943,757
NetEase, Inc. ADR	2,122,261	307,441,340
Weichai Power Co., Ltd., Class H	25,363,000	84,908,160
		1,649,054,145
Colombia | 0.1%
Pacific Rubiales Energy Corp.	4,283,217	16,152,083

Egypt | 1.3%
Commercial International Bank Egypt SAE GDR	24,212,175	177,959,486

Hong Kong | 3.4%
China Mobile, Ltd. Sponsored ADR	5,960,704	382,021,519
Huabao International Holdings, Ltd.	153,217,000	92,109,478
		474,130,997
Hungary | 1.3%
OTP Bank Nyrt.	9,334,242	184,754,159

India | 9.6%
Axis Bank, Ltd.	33,237,161	291,242,711
Bajaj Auto, Ltd.	2,934,503	116,827,136
Description	Shares	Value

Bharat Heavy Electricals, Ltd.	29,511,831	$114,353,711
HCL Technologies, Ltd.	8,650,794	124,993,649
Hero MotoCorp, Ltd.	4,064,780	160,628,386
Punjab National Bank	68,819,120	150,379,719
Tata Consultancy Services, Ltd.	9,195,204	368,934,457
		1,327,359,769
Indonesia | 6.3%
PT Astra International Tbk	282,173,500	149,737,672
PT Bank Mandiri (Persero) Tbk	258,548,230	194,892,909
PT Semen Indonesia (Persero) Tbk	110,375,900	99,344,519
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	7,199,255	312,375,674
PT United Tractors Tbk	79,097,984	120,879,162
		877,229,936
Macau | 0.7%
Wynn Macau, Ltd.	58,198,000	96,701,981

Malaysia | 0.7%
British American Tobacco Malaysia Berhad	5,924,500	97,354,625

Mexico | 1.9%
Grupo Mexico SAB de CV, Series B	48,246,347	145,161,110
Kimberly-Clark de Mexico SAB de CV, Series A	50,954,795	110,192,682
		255,353,792
Pakistan | 2.2%
Habib Bank, Ltd.	52,155,700	109,922,846
Oil & Gas Development Co., Ltd.	45,255,549	79,705,794
Pakistan Petroleum, Ltd.	70,236,502	113,178,937
		302,807,577
Philippines | 1.7%
Philippine Long Distance Telephone Co. Sponsored ADR	3,733,050	232,569,015

Russia | 7.6%
ALROSA AO	75,982,893	86,770,716
Eurasia Drilling Co., Ltd. GDR	212,886	3,506,232
Gazprom OAO Sponsored ADR	41,112,522	211,729,488
Lukoil OAO Sponsored ADR	2,478,756	109,077,658
Magnit PJSC Sponsored GDR	556,603	30,980,523
Magnit PJSC Sponsored GDR (b), (c)	1,458,065	81,155,898
MegaFon OAO GDR	863,182	11,998,230
MegaFon OAO GDR (b), (c)	5,557,964	77,255,699
Mobile TeleSystems OJSC Sponsored ADR	16,517,143	161,537,659
Sberbank of Russia (a)	208,334,173	272,191,514
		1,046,203,617

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

South Africa | 8.5%
Imperial Holdings, Ltd.	7,481,262	$114,069,875
Nedbank Group, Ltd.	5,810,647	115,486,967
PPC, Ltd.	40,422,923	58,644,139
Sanlam, Ltd.	18,045,198	98,398,688
Shoprite Holdings, Ltd.	15,392,159	219,508,432
Standard Bank Group, Ltd.	9,710,902	127,847,705
The Bidvest Group, Ltd.	4,781,861	121,118,730
Tiger Brands, Ltd.	2,627,983	61,236,799
Vodacom Group, Ltd.	9,669,771	110,241,430
Woolworths Holdings, Ltd.	18,526,471	150,148,779
		1,176,701,544
South Korea | 13.1%
Coway Co., Ltd.	1,773,947	145,357,260
Hanwha Life Insurance Co., Ltd.	26,781,748	190,397,832
Hyundai Mobis Co., Ltd.	945,102	179,624,030
KB Financial Group, Inc.	5,877,223	194,423,353
KT&G Corp.	2,175,031	185,046,790
Samsung Electronics Co., Ltd.	335,330	381,190,049
Shinhan Financial Group Co., Ltd.	7,748,374	288,623,371
SK Hynix, Inc.	6,623,253	251,166,437
		1,815,829,122
Taiwan | 5.2%
Hon Hai Precision Industry Co., Ltd.	48,561,448	152,666,887
Taiwan Semiconductor Manufacturing Co., Ltd.	125,319,284	570,657,745
		723,324,632
Description	Shares	Value

Thailand | 2.7%
CP All Public Co. Ltd. (b)	104,533,100	$143,140,912
Kasikornbank Public Co. Ltd.	4,838,100	27,072,905
PTT Exploration & Production Public Co. Ltd. (b)	32,205,770	103,934,181
The Siam Cement Public Co. Ltd.	6,478,900	99,364,042
		373,512,040
Turkey | 4.2%
Akbank TAS	51,290,383	148,315,536
KOC Holding AS	27,246,872	126,062,913
Turkcell Iletisim Hizmetleri AS	33,474,844	154,253,320
Turkiye Is Bankasi AS, C Shares	73,588,923	154,860,463
		583,492,232
Total Common Stocks (Identified cost $13,710,277,061)		13,377,076,315

Short-Term Investment | 2.7%
State Street Institutional Treasury Money Market Fund (Identified cost $372,849,993)	372,849,993	372,849,993

Total Investments | 99.4% (Identified cost $14,083,127,054) (d)		$13,749,926,308

Cash and Other Assets in Excess of Liabilities | 0.6%		87,997,542

Net Assets | 100.0%		$13,837,923,850

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 96.1%

Brazil | 3.2%
Cosan, Ltd., Class A	41,495	$255,609
Embraer SA Sponsored ADR	15,900	481,611
Klabin SA	107,360	659,195
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	25,735	396,483
		1,792,898
China | 24.4%
Alibaba Group Holding, Ltd. Sponsored ADR	10,200	839,154
Anhui Conch Cement Co., Ltd., Class H	150,000	526,346
Baidu, Inc. Sponsored ADR (a)	5,854	1,165,414
China Lesso Group Holdings, Ltd.	925,000	751,785
CT Environmental Group, Ltd.	450,000	597,945
ENN Energy Holdings, Ltd.	108,000	651,354
Industrial and Commercial Bank of China, Ltd., Class H	3,540,000	2,808,600
Lenovo Group, Ltd.	546,000	756,499
NetEase, Inc. ADR	7,400	1,072,001
PICC Property & Casualty Co., Ltd., Class H	461,180	1,049,495
Ping An Insurance (Group) Co. of China, Ltd., Class H	125,000	1,683,534
Sinotrans, Ltd., Class H	782,000	524,592
Vipshop Holdings, Ltd. ADR (a)	35,200	783,200
WuXi PharmaTech Cayman, Inc. ADR (a)	14,730	622,490
		13,832,409
Hong Kong | 4.7%
China Mobile, Ltd. Sponsored ADR	28,000	1,794,520
Haier Electronics Group Co., Ltd.	326,000	876,870
		2,671,390
India | 10.2%
Dr Reddy’s Laboratories, Ltd. ADR	18,675	1,033,101
HDFC Bank, Ltd. ADR	20,669	1,251,095
ICICI Bank, Ltd. Sponsored ADR	134,100	1,397,322
Sun Pharmaceutical Industries, Ltd.	56,447	775,969
Tata Motors, Ltd. Sponsored ADR	23,927	824,764
UPL, Ltd.	63,426	532,766
		5,815,017
Description	Shares	Value

Indonesia | 2.5%
PT Bank Mandiri (Persero) Tbk	881,000	$664,095
PT Matahari Department Store Tbk	606,000	752,245
		1,416,340
Mexico | 5.2%
Alsea SAB de CV	141,700	427,602
Fibra Uno Administracion SA de CV REIT	216,600	515,127
Gruma SAB de CV, Class B	59,000	761,078
Grupo Financiero Banorte SAB de CV, Class O	114,100	627,360
Grupo Televisa SAB Sponsored ADR	16,700	648,294
		2,979,461
Peru | 1.1%
Credicorp, Ltd.	4,350	604,302

Philippines | 3.8%
Alliance Global Group, Inc.	944,500	454,550
BDO Unibank, Inc.	367,780	884,173
GT Capital Holdings, Inc.	27,000	817,964
		2,156,687
Russia | 0.7%
Magnit PJSC Sponsored GDR	7,310	406,875

South Africa | 5.2%
Aspen Pharmacare Holdings, Ltd.	16,936	501,147
Mondi PLC	43,232	931,297
MTN Group, Ltd.	29,821	560,706
Naspers, Ltd., N Shares	6,079	946,877
		2,940,027
South Korea | 10.2%
Amorepacific Corp.	1,165	436,568
DGB Financial Group, Inc.	92,616	971,453
Hotel Shilla Co., Ltd.	9,248	924,427
KEPCO Plant Service & Engineering Co., Ltd.	5,328	563,633
Samsung Electronics Co., Ltd.	855	971,930
SK Hynix, Inc.	33,013	1,251,916
SK Telecom Co., Ltd. Sponsored ADR	28,100	696,599
		5,816,526
Taiwan | 19.9%
Advanced Semiconductor Engineering, Inc. ADR	145,900	962,940
Delta Electronics, Inc.	81,000	414,785
Eclat Textile Co., Ltd.	57,760	947,238
Hermes Microvision, Inc.	8,000	521,156
Hon Hai Precision Industry Co., Ltd. GDR	156,590	1,071,076
Largan Precision Co., Ltd.	24,000	2,741,901

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

MediaTek, Inc.	35,000	$478,698
Mega Financial Holding Co., Ltd.	1,123,000	1,011,826
Merida Industry Co., Ltd.	108,800	705,246
President Chain Store Corp.	70,000	492,311
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	84,849	1,926,921
		11,274,098
Thailand | 2.3%
Bangkok Bank Public Co. Ltd.	72,900	385,269
Kasikornbank Public Co. Ltd.	170,300	952,960
		1,338,229
Turkey | 2.7%
TAV Havalimanlari Holding AS	86,254	732,166
Turk Traktor ve Ziraat Makineleri AS	15,943	410,458
Turkiye Garanti Bankasi AS	119,999	374,311
		1,516,935
Total Common Stocks (Identified cost $52,343,437)		54,561,194
Description	Shares	Value

Preferred Stock | 1.9%

Brazil | 1.9%
Itau Unibanco Holding SA Sponsored ADR (Identified cost $1,394,676)	100,552	$1,101,044

Short-Term Investment | 2.3%
State Street Institutional Treasury Money Market Fund (Identified cost $1,297,925)	1,297,925	1,297,925

Total Investments | 100.3% (Identified cost $55,036,038) (d)		$56,960,163

Liabilities in Excess of Cash and Other Assets | (0.3)%		(185,972)

Net Assets | 100.0%		$56,774,191

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 96.7%

Argentina | 1.3%
YPF SA Sponsored ADR	198,400	$5,442,112

Brazil | 5.9%
Cosan SA Industria e Comercio	368,500	2,980,854
Estacio Participacoes SA	856,700	4,959,828
Gerdau SA Sponsored ADR	1,503,850	3,624,278
Localiza Rent a Car SA	267,820	2,643,658
Petroleo Brasileiro SA Sponsored ADR (a)	716,000	5,842,560
Vale SA Sponsored ADR	643,115	3,787,947
Via Varejo SA	497,900	1,798,404
		25,637,529
China | 20.1%
AAC Technologies Holdings, Inc.	1,003,200	5,675,035
Agricultural Bank of China, Ltd., Class H	21,565,500	11,656,952
Anhui Conch Cement Co., Ltd., Class H	3,394,000	11,909,463
Baidu, Inc. Sponsored ADR (a)	70,680	14,070,974
China Construction Bank Corp., Class H	5,075,184	4,642,046
China Medical System Holdings, Ltd.	3,506,000	4,875,758
China Merchants Bank Co., Ltd., Class H	2,744,711	8,037,740
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	426,100	10,447,972
Ping An Insurance (Group) Co. of China, Ltd., Class H	731,500	9,852,043
Zhuzhou CSR Times Electric Co., Ltd., Class H	817,500	6,159,026
		87,327,009
Colombia | 3.0%
Bancolombia SA Sponsored ADR	232,000	9,976,000
Cemex Latam Holdings SA (a)	594,640	2,912,468
		12,888,468
Hong Kong | 6.5%
China State Construction International Holdings, Ltd.	7,147,340	12,798,096
Melco Crown Entertainment, Ltd. ADR	160,900	3,158,467
Techtronic Industries Co., Ltd.	3,815,500	12,551,715
		28,508,278
India | 13.0%
Adani Ports & Special Economic Zone, Ltd.	849,153	4,105,084
Aurobindo Pharma, Ltd.	567,817	13,000,584
Glenmark Pharmaceuticals, Ltd.	629,376	9,865,627
HDFC Bank, Ltd. ADR	144,055	8,719,649
Description	Shares	Value

ICICI Bank, Ltd. Sponsored ADR	586,575	$6,112,111
Reliance Industries, Ltd.	746,130	11,705,149
Shriram Transport Finance Co., Ltd.	226,929	3,033,144
		56,541,348
Indonesia | 1.7%
PT Bank Rakyat Indonesia (Persero) Tbk	9,359,900	7,266,077

Mexico | 2.6%
Grupo Financiero Banorte SAB de CV, Class O	2,067,457	11,367,561

Peru | 2.9%
Credicorp, Ltd.	92,400	12,836,208

Poland | 1.0%
Eurocash SA	443,046	4,401,002

Russia | 9.1%
NovaTek OAO Sponsored GDR	81,404	8,286,927
Sberbank of Russia (a)	8,660,248	11,314,736
TMK OAO GDR	716,877	3,082,571
X5 Retail Group NV GDR (a)	697,877	11,619,652
Yandex NV Class A (a)	349,000	5,311,780
		39,615,666
South Africa | 1.4%
Petra Diamonds, Ltd. (a)	1,235,112	2,889,657
Standard Bank Group, Ltd.	238,819	3,144,143
		6,033,800
South Korea | 9.4%
CJ CGV Co., Ltd.	48,955	5,617,679
Hotel Shilla Co., Ltd.	47,346	4,732,690
Kia Motors Corp.	118,045	4,793,974
Korea Aerospace Industries, Ltd.	181,311	12,922,340
Samsung Electronics Co., Ltd.	11,402	12,961,349
		41,028,032
Taiwan | 11.5%
Advanced Semiconductor Engineering, Inc.	6,157,000	8,341,169
Catcher Technology Co., Ltd.	968,000	12,110,000
Eclat Textile Co., Ltd.	558,000	9,150,950
Hiwin Technologies Corp.	518,821	3,413,462
Hota Industrial Manufacturing Co., Ltd.	58,000	183,975
MediaTek, Inc.	293,000	4,007,390
Taiwan Semiconductor Manufacturing Co., Ltd.	2,856,000	13,005,169
		50,212,115

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

Turkey | 4.8%
Aselsan Elektronik Sanayi Ve Ticaret AS	1,528,741	$7,928,622
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	6,044,668	6,224,873
Ford Otomotiv Sanayi AS	253,486	3,390,722
TAV Havalimanlari Holding AS	399,521	3,391,330
		20,935,547
United States | 2.5%
First Cash Financial Services, Inc. (a)	66,400	3,027,176
Freeport-McMoRan, Inc.	427,200	7,954,464
		10,981,640
Total Common Stocks (Identified cost $432,216,785)		421,022,392
Description	Shares	Value

Preferred Stock | 1.5%

Brazil | 1.5%
Banco Bradesco SA ADR (Identified cost $8,987,034)	712,385	$6,525,447

Short-Term Investment | 1.4%
State Street Institutional Treasury Money Market Fund (Identified cost $5,998,558)	5,998,558	5,998,558

Total Investments | 99.6% (Identified cost $447,202,377) (d)		$433,546,397

Cash and Other Assets in Excess of Liabilities | 0.4%		1,923,935

Net Assets | 100.0%		$435,470,332

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio

Common Stocks | 92.4%

Brazil | 4.0%
Ambev SA ADR	6,600	$40,260
BB Seguridade Participacoes SA	1,300	14,258
Braskem SA Sponsored ADR	900	7,794
BRF SA ADR	700	14,637
Cielo SA Sponsored ADR	2,400	33,936
JBS SA Sponsored ADR	1,100	11,561
		122,446
Chile | 2.6%
Banco Santander Chile ADR	600	12,150
Cia Cervecerias Unidas SA Sponsored ADR	500	10,590
Enersis SA Sponsored ADR	3,000	47,490
Latam Airlines Group SA Sponsored ADR (a)	1,200	8,448
		78,678
China | 18.2%
Agricultural Bank of China, Ltd., Class H	32,000	17,297
Bank of Chongqing Co., Ltd., Class H	6,000	5,728
Boer Power Holdings, Ltd.	3,000	6,370
China Construction Bank Corp., Class H	73,000	66,770
China Galaxy Securities Co., Ltd., Class H	4,000	5,233
China Hongqiao Group, Ltd.	14,000	13,184
China Lesso Group Holdings, Ltd.	6,000	4,876
China Life Insurance Co., Ltd., Class H	6,000	26,008
China Lilang, Ltd.	4,000	4,624
China Medical System Holdings, Ltd.	4,000	5,563
China Mengniu Dairy Co., Ltd.	2,000	9,959
China Merchants Bank Co., Ltd., Class H	9,500	27,820
China Overseas Land & Investment, Ltd.	10,000	35,412
China Railway Construction Corp., Ltd.	4,000	6,151
China Railway Group, Ltd., Class H	4,000	4,340
China Southern Airlines Co., Ltd., Class H (a)	10,000	11,817
China Telecom Corp., Ltd. Class H	12,000	7,044
Chongqing Rural Commercial Bank Co., Ltd., Class H	8,000	6,450
CIFI Holdings Group Co., Ltd.	18,000	4,737
CNOOC, Ltd.	29,000	41,228
Cosmo Lady China Holdings Co., Ltd.	5,000	4,928
Fufeng Group, Ltd.	15,000	11,127
Great Wall Motor Co., Ltd. Class H (b)	2,500	12,098
Haitong Securities Co., Ltd., Class H	2,000	5,302
Jintian Pharmaceutical Group, Ltd.	10,000	5,341
Longfor Properties Co., Ltd.	3,000	4,768
Description	Shares	Value

New China Life Insurance Co., Ltd.	1,100	$6,577
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	200	4,904
Noah Holdings, Ltd. Sponsored ADR (a)	200	6,046
PetroChina Co., Ltd., Class H	6,000	6,680
PICC Property & Casualty Co., Ltd., Class H	4,000	9,103
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,500	20,202
Qingdao Port International Co., Ltd., Class H	6,000	3,522
Shanghai Electric Group Co., Ltd.	6,000	4,876
Shenzhou International Group Holdings, Ltd.	2,000	9,701
Tencent Holdings, Ltd.	4,000	79,881
The People’s Insurance Co. Group of China, Ltd., Class H	25,000	15,997
TravelSky Technology, Ltd. Class H	3,000	4,412
Vipshop Holdings, Ltd. ADR (a)	200	4,450
West China Cement, Ltd.	34,000	6,623
Xinhua Winshare Publishing & Media Co., Ltd., Class H	4,000	4,758
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	2,000	4,046
Zhuzhou CSR Times Electric Co., Ltd., Class H	1,000	7,534
		553,487
Colombia | 0.4%
Ecopetrol SA Sponsored ADR	900	11,934

Egypt | 1.2%
Commercial International Bank Egypt SAE ADR	5,100	37,587

Greece | 0.2%
Hellenic Telecommunications Organization SA Sponsored ADR (b)	1,507	6,314

Hong Kong | 3.5%
Chia Tai Enterprises International, Ltd. (a), (b)	340	307
China Everbright, Ltd.	2,000	6,915
China Mobile, Ltd.	4,500	57,705
China Resources Land, Ltd.	4,000	12,978
China Unicom Hong Kong, Ltd.	6,000	9,428
CP Pokphand Co., Ltd.	34,000	5,263
Nexteer Automotive Group, Ltd.	4,000	4,164
Shimao Property Holdings, Ltd.	2,500	4,947
Sino Biopharmaceutical, Ltd.	4,000	4,655
		106,362

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Hungary | 1.4%
MOL Hungarian Oil & Gas Nyrt.	521	$26,664
Richter Gedeon Nyrt.	1,155	17,350
		44,014
India | 5.9%
Axis Bank, Ltd. GDR	193	8,424
Cipla, Ltd.	668	6,456
Dr Reddy’s Laboratories, Ltd. ADR	500	27,660
HDFC Bank, Ltd. ADR	400	24,212
ICICI Bank, Ltd. Sponsored ADR	800	8,336
Infosys, Ltd. Sponsored ADR	2,600	41,210
Reliance Industries, Ltd. Sponsored GDR (c)	715	22,272
Tata Motors, Ltd. Sponsored ADR	1,000	34,470
Tata Steel, Ltd. GDR	1,034	5,051
		178,091
Indonesia | 3.0%
PT Bank Central Asia Tbk ADR	636	16,021
PT Bank Mandiri (Persero) Tbk ADR	3,200	24,064
PT Bank Negara Indonesia (Persero) Tbk ADR	1,271	12,631
PT Bank Rakyat Indonesia (Persero) Tbk ADR	1,289	19,786
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	400	17,356
		89,858
Luxembourg | 0.2%
Ternium SA Sponsored ADR	300	5,193

Malaysia | 2.1%
Dialog Group Berhad	11,900	5,015
Tenaga Nasional Berhad Sponsored ADR	4,000	53,360
Westports Holdings Berhad	4,800	5,381
		63,756
Mexico | 6.0%
Alfa SAB de CV, Series A	7,400	14,181
America Movil SAB de CV, Series L	26,300	28,111
Arca Continental SAB de CV	3,000	17,037
Fomento Economico Mexicano SAB de CV Sponsored ADR	100	8,909
Gentera SAB de CV	12,600	22,406
Grupo Aeroportuario del Centro Norte SAB de CV	2,100	10,320
Grupo Aeroportuario del Sureste SAB de CV ADR	200	28,374
Kimberly-Clark de Mexico SAB de CV, Series A	10,100	21,842
Description	Shares	Value

Megacable Holdings SAB de CV	1,700	$7,116
Promotora y Operadora de Infraestructura SAB de CV (a)	1,200	12,842
Wal-Mart de Mexico SAB de CV	4,500	10,991
		182,129
Peru | 0.9%
Cia de Minas Buenaventura SAA ADR	1,200	12,456
Credicorp, Ltd.	100	13,892
		26,348
Philippines | 3.1%
Ayala Corp.	460	8,059
BDO Unibank, Inc.	11,110	26,709
DMCI Holdings, Inc.	26,600	7,787
Globe Telecom, Inc.	290	16,143
JG Summit Holdings, Inc.	8,770	13,946
Megaworld Corp.	52,000	5,490
Universal Robina Corp.	2,630	11,316
Vista Land & Lifescapes, Inc.	39,400	5,549
		94,999
Poland | 2.0%
Enea SA	1,736	7,364
Energa SA	932	5,637
Polskie Gornictwo Naftowe i Gazownictwo SA	19,963	35,042
Tauron Polska Energia SA	12,155	14,159
		62,202
Russia | 2.0%
MMC Norilsk Nickel PJSC ADR	746	12,585
Mobile TeleSystems OJSC Sponsored ADR	1,400	13,692
Rosneft Oil Co. OJSC GDR	1,125	4,635
Sberbank of Russia Sponsored ADR	1,041	5,434
Severstal PAO GDR	613	6,486
Tatneft OAO Sponsored ADR	536	17,141
		59,973
South Africa | 6.1%
Capitec Bank Holdings, Ltd.	147	5,860
Clicks Group, Ltd.	2,112	15,624
FirstRand, Ltd.	3,962	17,364
Hyosung Corp.	104	13,426
Life Healthcare Group Holdings, Ltd.	3,521	10,862
Mondi, Ltd.	261	5,727
Mr Price Group, Ltd.	1,187	24,440
MTN Group, Ltd.	373	7,013
Naspers, Ltd., N Shares	241	37,539
Sanlam, Ltd.	929	5,066

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (concluded)

Sasol, Ltd.	1,010	$37,358
Vodacom Group, Ltd.	489	5,575
		185,854
South Korea | 14.3%
Amorepacific Corp.	72	26,981
BGF retail Co., Ltd.	66	9,467
Hansol Chemical Co., Ltd.	89	7,875
Hyundai Motor Co. GDR	141	6,451
Hyundai Steel Co. Sponsored GDR (c)	300	18,208
Industrial Bank of Korea GDR	1,700	22,022
Kangwon Land, Inc.	256	8,492
KB Financial Group, Inc. ADR	700	23,009
Korea Electric Power Corp. Sponsored ADR	1,600	32,576
KT&G Corp. GDR (c)	700	29,777
LG Chem, Ltd.	38	9,488
LG Display Co., Ltd. ADR	1,600	18,544
LG Electronics, Inc. GDR	894	9,342
Lotte Chemical Corp.	21	5,441
Samsung Electronics Co., Ltd. GDR	251	143,195
Shinhan Financial Group Co., Ltd. ADR	300	11,118
SK Hynix, Inc.	800	30,338
SK Telecom Co., Ltd. Sponsored ADR	900	22,311
		434,635
Taiwan | 10.1%
AU Optronics Corp. Sponsored ADR	2,600	11,596
Cathay Financial Holding Co., Ltd. GDR	700	12,228
Chunghwa Telecom Co., Ltd. Sponsored ADR	400	12,768
Delta Electronics, Inc. GDR	823	21,036
E.Sun Financial Holding Co., Ltd. GDR	1,500	25,117
Far Eastern New Century Corp. GDR (b)	2,370	25,118
Far EasTone Telecommunications Co., Ltd. GDR	312	11,176
Hon Hai Precision Industry Co., Ltd. GDR	2,765	18,913
Silicon Motion Technology Corp. ADR	400	13,844
Siliconware Precision Industries Co., Ltd. Sponsored ADR	3,300	24,585
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	5,100	115,821
United Microelectronics Corp. Sponsored ADR	2,300	4,715
Yageo Corp. Sponsored GDR	984	8,438
		305,355
Description	Shares	Value

Thailand | 3.6%
Airports of Thailand Public Co. Ltd ADR	153	$13,158
Bumrungrad Hospital Public Co. Ltd ADR (a)	234	12,956
Kasikornbank Public Co. Ltd ADR	765	17,289
Pruksa Real Estate Public Co. Ltd ADR	543	7,873
PTT Exploration & Production Public Co. Ltd. (b)	4,900	15,813
PTT Global Chemical Public Co. Ltd ADR	734	7,120
PTT Public Co. Ltd ADR (a)	1,014	21,556
The Siam Cement Public Co. Ltd.	500	7,668
Tisco Financial Group Public Co. Ltd ADR	542	7,127
		110,560
Turkey | 1.6%
Eregli Demir ve Celik Fabrikalari TAS ADR	1,505	10,535
Koza Altin Isletmeleri ADR	522	5,524
TAV Havalimanlari Holding ADR	372	12,484
Turk Hava Yollari AO ADR (a)	152	4,907
Turk Telekomunikasyon ADR	2,817	14,029
		47,479
Total Common Stocks (Identified cost $2,907,636)		2,807,254

Preferred Stocks | 1.9%

Brazil | 1.9%
Banco Bradesco SA ADR	4,200	38,472
Itau Unibanco Holding SA Sponsored ADR	1,800	19,710

Total Preferred Stocks (Identified cost $56,880)		58,182

Short-Term Investment | 1.4%
State Street Institutional Treasury Money Market Fund (Identified cost $41,634)	41,634	41,634

Total Investments | 95.7% (Identified cost $3,006,150) (d)		$2,907,070

Cash and Other Assets in Excess of Liabilities | 4.3%		130,305

Net Assets | 100.0%		$3,037,375

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio

Common Stocks | 95.7%

Argentina | 1.7%
YPF SA Sponsored ADR	321,165	$8,809,556

Brazil | 8.1%
Ambev SA ADR	816,275	4,979,277
Banco do Brasil SA	815,957	6,372,081
Cielo SA Sponsored ADR	580,296	8,205,385
Companhia de Locacao das Americas	101,500	115,241
Estacio Participacoes SA	745,700	4,317,198
GAEC Educacao SA	164,245	1,148,991
Iochpe-Maxion SA	473,200	1,917,700
Localiza Rent a Car SA	473,610	4,675,015
Natura Cosmeticos SA	197,495	1,749,385
Petroleo Brasileiro SA Sponsored ADR (a)	407,950	3,328,872
Souza Cruz SA	443,835	3,487,469
Tegma Gestao Logistica SA (a)	324,945	1,169,513
Via Varejo SA	314,300	1,135,245
		42,601,372
Cambodia | 0.1%
NagaCorp, Ltd.	978,000	724,206

China | 17.8%
AAC Technologies Holdings, Inc.	824,140	4,662,105
Agricultural Bank of China, Ltd., Class H	16,621,000	8,984,266
Anhui Conch Cement Co., Ltd., Class H	1,629,500	5,717,876
Baidu, Inc. Sponsored ADR (a)	89,637	17,844,934
China Animal Healthcare, Ltd. (b)	2,961,000	1,986,338
China Construction Bank Corp., Class H	13,180,281	12,055,420
China Lesso Group Holdings, Ltd.	2,902,000	2,358,573
China Pioneer Pharma Holdings, Ltd.	2,623,000	1,519,344
China Shenhua Energy Co., Ltd., Class H	2,019,000	4,605,004
China ZhengTong Auto Services Holdings, Ltd.	2,580,000	1,680,825
CNOOC, Ltd.	4,298,800	6,111,394
Cosmo Lady China Holdings Co., Ltd.	2,234,000	2,201,851
Greatview Aseptic Packaging Co., Ltd.	2,993,000	1,698,912
NetEase, Inc. ADR	78,285	11,340,757
New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	193,765	4,751,118
Ping An Insurance (Group) Co. of China, Ltd., Class H	418,000	5,629,739
		93,148,456
Description	Shares	Value

Colombia | 0.9%
Bancolombia SA Sponsored ADR	102,520	$4,408,360
Pacific Rubiales Energy Corp.	105,085	396,277
		4,804,637
Egypt | 1.3%
Commercial International Bank Egypt SAE GDR	677,714	4,981,198
Edita Food Industries SAE (b), (c)	75,482	1,403,965
Integrated Diagnostics Holdings PLC	52,400	306,540
		6,691,703
Georgia | 0.4%
Bank of Georgia Holdings PLC	72,336	2,216,330

Hong Kong | 4.6%
China Mobile, Ltd. Sponsored ADR	113,886	7,298,954
China State Construction International Holdings, Ltd.	3,930,504	7,037,998
Man Wah Holdings, Ltd.	2,315,200	2,266,949
Pacific Textiles Holdings, Ltd.	1,317,000	2,106,778
Techtronic Industries Co., Ltd.	1,611,000	5,299,650
		24,010,329
Hungary | 0.9%
OTP Bank Nyrt.	226,125	4,475,729

India | 9.5%
Aurobindo Pharma, Ltd.	327,097	7,489,124
Axis Bank, Ltd.	1,678,208	14,705,403
Bajaj Auto, Ltd.	116,251	4,628,133
Balkrishna Industries, Ltd.	189,083	2,120,058
Dewan Housing Finance Corp., Ltd.	355,209	2,340,263
HCL Technologies, Ltd.	233,891	3,379,446
ICICI Bank, Ltd. Sponsored ADR	583,765	6,082,831
Reliance Industries, Ltd.	371,708	5,831,286
UPL, Ltd.	359,252	3,017,649
		49,594,193
Indonesia | 4.9%
PT Bank Mandiri (Persero) Tbk	8,215,200	6,192,594
PT Bank Rakyat Indonesia (Persero)Tbk	8,545,818	6,634,106
PT Pakuwon Jati Tbk	66,615,100	2,148,471
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	167,815	7,281,493
PT United Tractors Tbk	2,378,180	3,634,383
		25,891,047
Macau | 0.7%
Wynn Macau, Ltd.	2,063,930	3,429,433

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (continued)

Malaysia | 0.7%
Berjaya Auto Berhad	2,871,820	$2,055,106
Kossan Rubber Industries Berhad	1,022,300	1,761,184
		3,816,290
Mexico | 3.4%
Credito Real SAB de CV	808,015	1,807,013
Grupo Financiero Banorte SAB de CV, Class O	875,200	4,812,138
Grupo Financiero Interacciones SA de CV, Class O	263,071	1,602,612
Grupo Mexico SAB de CV, Series B	1,127,301	3,391,765
Kimberly-Clark de Mexico SAB de CV, Series A	1,962,700	4,244,452
Unifin Financiera SAPI de CV SOFOM ENR	997,550	2,086,810
		17,944,790
Peru | 1.0%
Credicorp, Ltd.	36,316	5,045,019

Philippines | 0.8%
Philippine Long Distance Telephone Co. Sponsored ADR	65,102	4,055,855

Poland | 0.7%
Eurocash SA	352,224	3,498,821

Russia | 7.5%
Gazprom OAO Sponsored ADR	764,481	3,937,077
Lukoil OAO Sponsored ADR	79,773	3,582,605
MegaFon OAO GDR	12,102	168,218
MegaFon OAO GDR (b), (c)	180,368	2,507,115
Mobile TeleSystems OJSC Sponsored ADR	420,500	4,112,490
NovaTek OAO Sponsored GDR	57,352	5,838,434
Sberbank of Russia (a)	4,421,835	5,777,189
Sberbank of Russia Sponsored ADR	987,577	5,244,034
X5 Retail Group NV GDR (a)	335,898	5,592,702
Yandex NV Class A (a)	170,385	2,593,260
		39,353,124
South Africa | 1.8%
Standard Bank Group, Ltd.	439,395	5,784,802
Sun International, Ltd.	184,518	1,675,920
Tiger Brands, Ltd.	91,415	2,130,136
		9,590,858
Description	Shares	Value

South Korea | 9.4%
Eugene Technology Co., Ltd.	156,316	$2,242,195
Fila Korea, Ltd.	21,455	2,135,017
Hanwha Life Insurance Co., Ltd.	720,855	5,124,730
Hyundai Mobis Co., Ltd.	28,449	5,406,955
Koh Young Technology, Inc.	48,353	1,781,620
KT&G Corp.	56,918	4,842,457
Samsung Electronics Co., Ltd.	12,456	14,159,494
Shinhan Financial Group Co., Ltd.	165,578	6,167,705
SK Hynix, Inc.	192,480	7,299,210
		49,159,383
Taiwan | 11.7%
Actron Technology Corp.	387,000	1,448,687
Advanced Semiconductor Engineering, Inc.	2,823,000	3,824,447
Catcher Technology Co., Ltd.	611,000	7,643,812
Chailease Holding Co., Ltd.	935,900	2,256,752
Chicony Electronics Co., Ltd.	986,520	2,647,389
Eclat Textile Co., Ltd.	286,000	4,690,272
Hon Hai Precision Industry Co., Ltd.	1,356,712	4,265,215
King Slide Works Co., Ltd.	157,000	2,096,420
Macauto Industrial Co., Ltd.	554,000	2,100,763
MediaTek, Inc.	174,000	2,379,815
Radiant Opto-Electronics Corp.	476,280	1,767,459
Silergy Corp.	158,000	1,623,296
Sinmag Equipment Corp.	342,760	1,899,624
Sporton International, Inc.	231,000	1,560,988
Taiwan Semiconductor Manufacturing Co., Ltd.	4,226,000	19,243,644
Voltronic Power Technology Corp.	132,000	1,664,198
		61,112,781
Thailand | 0.6%
KCE Electronics Public Co. Ltd (b)	1,096,800	1,802,265
Supalai Public Co. Ltd. (b)	2,700,600	1,503,198
		3,305,463
Turkey | 6.1%
Aselsan Elektronik Sanayi Ve Ticaret AS	784,977	4,071,184
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	2,474,354	2,548,120
Ford Otomotiv Sanayi AS	207,526	2,775,944
KOC Holding AS ADR	283,567	6,598,604
TAV Havalimanlari Holding AS	481,159	4,084,313
Turkcell Iletisim Hizmetleri AS ADR	430,475	4,946,158
Turkiye Is Bankasi AS, C Shares	2,277,054	4,791,830
Turkiye Sinai Kalkinma Bankasi AS	3,679,339	2,333,822
		32,149,975

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Blend Portfolio (concluded)

United Arab Emirates | 0.5%
Al Noor Hospitals Group PLC	186,629	$2,771,126

United States | 0.6%
Freeport-McMoRan, Inc.	169,100	3,148,642

Total Common Stocks (Identified cost $503,106,595)		501,349,118

Preferred Stocks | 0.7%

Brazil | 0.7%
Banco ABC Brasil SA	486,600	1,831,147
Vale SA Sponsored ADR	331,815	1,675,666

Total Preferred Stocks (Identified cost $6,822,232)		3,506,813
Description	Shares	Value

Short-Term Investment | 3.1%
State Street Institutional Treasury Money Market Fund (Identified cost $16,251,172)	16,251,172	$16,251,172

Total Investments | 99.5% (Identified cost $526,179,999) (d)		$521,107,103

Cash and Other Assets in Excess of Liabilities | 0.5%		2,762,990

Net Assets | 100.0%		$523,870,093

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Description	Shares	Value

Lazard Emerging Markets Multi Asset Portfolio

Common Stocks | 66.2%

Argentina | 1.0%
YPF SA Sponsored ADR	70,687	$1,938,944

Brazil | 5.1%
Ambev SA ADR	198,300	1,209,630
Banco do Brasil SA	188,745	1,473,973
Cielo SA Sponsored ADR	129,130	1,825,898
Companhia de Locacao das Americas	16,000	18,166
Estacio Participacoes SA	141,840	821,177
GAEC Educacao SA	38,570	269,820
Iochpe-Maxion SA	111,400	451,462
Localiza Rent a Car SA	110,568	1,091,419
Natura Cosmeticos SA	47,155	417,693
Petroleo Brasileiro SA Sponsored ADR (a)	76,840	627,014
Souza Cruz SA	105,964	832,621
Tegma Gestao Logistica SA (a)	74,412	267,817
Via Varejo SA	60,475	218,434
		9,525,124
Cambodia | 0.1%
NagaCorp, Ltd.	224,565	166,290

China | 12.6%
AAC Technologies Holdings, Inc.	157,000	888,139
Agricultural Bank of China, Ltd., Class H	3,204,000	1,731,881
Anhui Conch Cement Co., Ltd., Class H	327,500	1,149,190
Baidu, Inc. Sponsored ADR (a)	22,347	4,448,841
China Animal Healthcare, Ltd. (a), (b)	644,000	432,017
China Construction Bank Corp., Class H	3,044,065	2,784,272
China Lesso Group Holdings, Ltd.	677,775	550,855
China Pioneer Pharma Holdings, Ltd.	615,000	356,232
China Shenhua Energy Co., Ltd., Class H	477,000	1,087,958
China ZhengTong Auto Services Holdings, Ltd.	594,570	387,352
CNOOC, Ltd.	998,000	1,418,808
Cosmo Lady China Holdings Co., Ltd.	512,000	504,632
CT Environmental Group, Ltd.	188,000	249,808
Greatview Aseptic Packaging Co., Ltd.	685,000	388,825
Industrial and Commercial Bank of China, Ltd., Class H	1,045,000	829,092
Lenovo Group, Ltd.	198,000	274,335
NetEase, Inc. ADR	18,065	2,616,986
Description	Shares	Value

New Oriental Education & Technology Group, Inc. Sponsored ADR (a)	38,445	$942,671
PICC Property & Casualty Co., Ltd., Class H	158,000	359,556
Ping An Insurance (Group) Co. of China, Ltd., Class H	128,675	1,733,030
Vipshop Holdings, Ltd. ADR (a)	15,700	349,325
		23,483,805
Colombia | 0.5%
Bancolombia SA Sponsored ADR	19,520	839,360
Pacific Rubiales Energy Corp.	18,550	69,952
		909,312
Egypt | 0.9%
Commercial International Bank Egypt SAE GDR	162,717	1,195,970
Edita Food Industries SAE (b), (c)	17,958	334,019
Integrated Diagnostics Holdings PLC	12,100	70,785
		1,600,774
Georgia | 0.3%
Bank of Georgia Holdings PLC	17,098	523,872

Hong Kong | 3.3%
China Mobile, Ltd. Sponsored ADR	37,228	2,385,942
China State Construction International Holdings, Ltd.	748,125	1,339,600
Haier Electronics Group Co., Ltd.	118,000	317,395
Man Wah Holdings, Ltd.	542,400	531,096
Pacific Textiles Holdings, Ltd.	310,000	495,901
Techtronic Industries Co., Ltd.	309,500	1,018,151
		6,088,085
Hungary | 0.5%
OTP Bank Nyrt.	52,363	1,036,429

India | 6.7%
Aurobindo Pharma, Ltd.	62,987	1,442,133
Axis Bank, Ltd.	389,955	3,417,005
Bajaj Auto, Ltd.	26,885	1,070,334
Balkrishna Industries, Ltd.	44,416	498,006
Dewan Housing Finance Corp., Ltd.	83,529	550,324
Dr Reddy’s Laboratories, Ltd. ADR	9,100	503,412
HCL Technologies, Ltd.	56,251	812,760
HDFC Bank, Ltd. ADR	16,500	998,745
ICICI Bank, Ltd. Sponsored ADR	112,705	1,174,386
Reliance Industries, Ltd.	70,679	1,108,799
Tata Motors, Ltd. Sponsored ADR	7,200	248,184
UPL, Ltd.	83,525	701,594
		12,525,682

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Indonesia | 3.3%
PT Bank Mandiri (Persero) Tbk	2,389,500	$1,801,198
PT Bank Rakyat Indonesia (Persero)Tbk	1,672,700	1,298,515
PT Pakuwon Jati Tbk	15,648,160	504,685
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	38,892	1,687,524
PT United Tractors Tbk	574,715	878,291
		6,170,213
Macau | 0.4%
Wynn Macau, Ltd.	473,200	786,271

Malaysia | 0.5%
Berjaya Auto Berhad	674,660	482,794
Kossan Rubber Industries Berhad	234,185	403,446
		886,240
Mexico | 2.9%
Credito Real SAB de CV	194,255	434,424
Fibra Uno Administracion SA de CV REIT	113,300	269,455
Gruma SAB de CV, Class B	28,800	371,510
Grupo Financiero Banorte SAB de CV, Class O	232,800	1,280,011
Grupo Financiero Interacciones SA de CV, Class O	62,787	382,494
Grupo Mexico SAB de CV, Series B	261,209	785,912
Grupo Televisa SAB Sponsored ADR	9,800	380,436
Kimberly-Clark de Mexico SAB de CV, Series A	474,835	1,026,858
Unifin Financiera SAPI de CV SOFOM ENR	234,315	490,172
		5,421,272
Peru | 0.7%
Credicorp, Ltd.	9,330	1,296,124

Philippines | 0.8%
BDO Unibank, Inc.	192,220	462,112
Philippine Long Distance Telephone Co. Sponsored ADR	15,940	993,062
		1,455,174
Poland | 0.4%
Eurocash SA	68,262	678,081

Russia | 4.5%
Gazprom OAO Sponsored ADR	176,989	911,493
Lukoil OAO Sponsored ADR	19,085	857,107
MegaFon OAO GDR	11,785	163,812
Description	Shares	Value

MegaFon OAO GDR (b), (c)	32,786	$455,725
Mobile TeleSystems OJSC Sponsored ADR	100,310	981,032
NovaTek OAO Sponsored GDR	10,907	1,110,333
Sberbank of Russia (a)	840,494	1,098,117
Sberbank of Russia Sponsored ADR	234,812	1,246,852
X5 Retail Group NV GDR (a)	64,002	1,065,633
Yandex NV Class A (a)	32,800	499,216
		8,389,320
South Africa | 2.0%
Aspen Pharmacare Holdings, Ltd.	15,713	464,958
Mondi PLC	20,858	449,320
Naspers, Ltd., N Shares	4,751	740,025
Standard Bank Group, Ltd.	101,947	1,342,171
Sun International, Ltd.	43,344	393,680
Tiger Brands, Ltd.	18,953	441,639
		3,831,793
South Korea | 6.6%
Eugene Technology Co., Ltd.	36,734	526,912
Fila Korea, Ltd.	4,906	488,203
Hanwha Life Insurance Co., Ltd.	164,581	1,170,046
Hotel Shilla Co., Ltd.	3,490	348,859
Hyundai Mobis Co., Ltd.	6,536	1,242,218
KEPCO Plant Service & Engineering Co., Ltd.	2,523	266,900
Koh Young Technology, Inc.	11,571	426,346
KT&G Corp.	8,605	732,094
Samsung Electronics Co., Ltd.	2,965	3,370,496
Shinhan Financial Group Co., Ltd.	38,386	1,429,861
SK Hynix, Inc.	54,101	2,051,614
SK Telecom Co., Ltd. Sponsored ADR	11,300	280,127
		12,333,676
Taiwan | 8.0%
Actron Technology Corp.	89,000	333,161
Advanced Semiconductor Engineering, Inc.	546,000	739,691
Catcher Technology Co., Ltd.	118,000	1,476,219
Chailease Holding Co., Ltd.	219,500	529,284
Chicony Electronics Co., Ltd.	231,545	621,366
Delta Electronics, Inc.	29,000	148,503
Eclat Textile Co., Ltd.	75,000	1,229,967
Hon Hai Precision Industry Co., Ltd.	158,000	496,719
Hon Hai Precision Industry Co., Ltd. GDR	127,501	872,107
King Slide Works Co., Ltd.	37,000	494,061
Macauto Industrial Co., Ltd.	127,000	481,583
MediaTek, Inc.	33,000	451,344
Merida Industry Co., Ltd.	39,000	252,799
Radiant Opto-Electronics Corp.	116,930	433,923
Silergy Corp.	37,000	380,139
Sinmag Equipment Corp.	80,720	447,362

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Description	Shares	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Sporton International, Inc.	58,000	$391,936
Taiwan Semiconductor Manufacturing Co., Ltd.	291,000	1,325,107
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	157,085	3,567,400
Voltronic Power Technology Corp.	31,000	390,834
		15,063,505
Thailand | 0.5%
Kasikornbank Public Co. Ltd.	47,300	264,680
KCE Electronics Public Co. Ltd (b)	254,200	417,702
Supalai Public Co. Ltd. (b)	608,500	338,701
		1,021,083
Turkey | 3.8%
Aselsan Elektronik Sanayi Ve Ticaret AS	151,033	783,314
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	470,345	484,367
Ford Otomotiv Sanayi AS	39,448	527,671
KOC Holding AS ADR	66,104	1,538,240
TAV Havalimanlari Holding AS	119,524	1,014,578
Turkcell Iletisim Hizmetleri AS ADR	101,827	1,169,992
Turkiye Is Bankasi AS, C Shares	524,981	1,104,770
Turkiye Sinai Kalkinma Bankasi AS	828,993	525,834
		7,148,766
United Arab Emirates | 0.5%
Al Noor Hospitals Group PLC	42,889	636,829
Emaar Properties PJSC	110,384	236,823
		873,652
United States | 0.3%
Freeport-McMoRan, Inc.	31,600	588,392

Total Common Stocks (Identified cost $126,356,628)		123,741,879

Preferred Stocks | 0.6%

Brazil | 0.6%
Banco ABC Brasil SA	120,526	453,557
Itau Unibanco Holding SA Sponsored ADR	25,800	282,510
Vale SA Sponsored ADR	79,210	400,011

Total Preferred Stocks (Identified cost $1,810,405)		1,136,078
Description	Security Currency	Principal Amount (000)	Value

Corporate Bonds | 3.5%

Argentina | 0.1%
YPF SA:
8.750%, 04/04/24	USD	100	$100,750
8.500%, 07/28/25	USD	75	74,250
			175,000
Brazil | 0.1%
Banco do Brasil SA, 9.000%, 06/18/24 (e)	USD	200	181,940

Brazil | 0.3%
Petrobras Global Finance BV:
5.750%, 01/20/20	USD	75	74,313
6.850%, 06/05/15	USD	525	436,614
			510,927
Bulgaria | 0.1%
ContourGlobal Power Holdings SA, 7.125%, 06/01/19 (c)	USD	150	157,875

Chile | 0.2%
AES Gener SA, 5.250%, 08/15/21	USD	50	53,000
ENTEL Chile SA, 4.875%, 10/30/24	USD	200	200,000
SACI Falabella, 4.375%, 01/27/25 (c)	USD	200	199,000
			452,000
China | 0.3%
BCP Singapore VI Cayman Financing Co., Ltd., 8.000%, 04/15/21	USD	100	100,750
Green Dragon Gas, Ltd., 10.000%, 11/20/17	USD	200	196,000
Kunlun Energy Co., Ltd., 2.875%, 05/13/20 (c)	USD	200	197,296
			494,046
Colombia | 0.1%
Grupo Aval, Ltd., 4.750%, 09/26/22	USD	225	217,125

Georgia | 0.1%
Bank of Georgia JSC, 7.750%, 07/05/17	USD	200	208,500

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Guatemala | 0.1%
Comcel Trust, 6.875%, 02/06/24 (c)	USD	125	$132,187
Industrial Senior Trust, 5.500%, 11/01/22	USD	100	96,849
			229,036
Hong Kong | 0.1%
The Bank of East Asia, Ltd., 6.125%, 07/16/20	USD	100	112,216

India | 0.1%
Bharti Airtel International Netherlands BV, 5.125%, 03/11/23	USD	200	209,284

Indonesia | 0.1%
PT Berau Coal Energy Tbk, 7.250%, 03/13/17	USD	225	136,688

Iraq | 0.1%
Genel Energy Finance PLC, 7.500%, 05/14/19	USD	200	181,000

Kuwait | 0.1%
Burgan Finance No. 1 Jersey, Ltd., 7.875%, 09/29/20	USD	125	144,688

Mexico | 0.2%
Credito Real SAB de CV, 7.500%, 03/13/19 (c)	USD	100	105,250
JB y Co. SA de CV, 3.750%, 05/13/25	USD	150	146,066
Sixsigma Networks Mexico SA de CV, 8.250%, 11/07/21 (c)	USD	200	206,750
			458,066
Panama | 0.1%
Global Bank Corp., 5.125%, 10/30/19 (c)	USD	200	203,846

Peru | 0.1%
Banco de Credito del Peru, 6.125%, 04/24/27	USD	170	181,263
Description	Security Currency	Principal Amount (000)	Value

Cementos Pacasmayo SAA, 4.500%, 02/08/23	USD	100	$95,000
			276,263
Qatar | 0.1%
CBQ Finance, Ltd., 2.875%, 06/24/19	USD	200	203,842

Russia | 0.2%
Gazprom OAO Via Gaz Capital SA, 4.300%, 11/12/15	USD	200	201,750
Sberbank of Russia Via SB Capital SA, 5.717%, 06/16/21	USD	200	191,000
			392,750
Singapore | 0.2%
BOC Aviation Pte, Ltd., 3.000%, 03/30/20 (c)	USD	200	197,062
Flextronics International, Ltd., 4.625%, 02/15/20	USD	75	76,968
Oversea-Chinese Banking Corp., Ltd., 3.750%, 11/15/22	USD	100	103,301
			377,331
South Africa | 0.2%
AngloGold Ashanti Holdings PLC, 8.500%, 07/30/20	USD	75	82,875
Petra Diamonds US Treasury PLC, 8.250%, 05/31/20 (c)	USD	200	205,750
			288,625
Thailand | 0.1%
PTT Exploration & Production Public Co. Ltd., 4.875%, 06/18/19 (e)	USD	225	226,688

Turkey | 0.2%
KOC Holding AS, 3.500%, 04/24/20	USD	200	195,700
Turkiye Halk Bankasi AS, 4.750%, 02/11/21 (c)	USD	250	246,562
			442,262
United Arab Emirates | 0.1%
Dolphin Energy, Ltd., 5.888%, 06/15/19	USD	92	100,101

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  37

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Uruguay | 0.1%
Navios South American Logistics, Inc., 7.250%, 05/01/22	USD	103	$98,880

Total Corporate Bonds (Identified cost $6,551,312)			6,478,979

Foreign Government Obligations | 15.5%

Angola | 0.1%
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	250	250,000

Bolivia | 0.1%
Bolivia Government Bond, 5.950%, 08/22/23	USD	125	132,969

Brazil | 1.2%
Brazil NTN-B:
6.000%, 08/15/16	BRL	680	575,244
6.000%, 08/15/18	BRL	270	227,276
6.000%, 08/15/50	BRL	320	272,221
Brazil NTN-F,
10.000%, 01/01/25	BRL	2,740	760,893
Federal Republic of Brazil:
4.250%, 01/07/25	USD	200	192,850
5.000%, 01/27/45	USD	275	238,906
			2,267,390
Chile | 0.1%
Republic of Chile, 3.625%, 10/30/42	USD	150	134,250

Colombia | 0.4%
Republic of Colombia:
7.375%, 03/18/19	USD	125	145,469
4.000%, 02/26/24	USD	225	224,437
5.625%, 02/26/44	USD	325	330,281
			700,187
Congo | 0.3%
Republic of Congo, 4.000%, 06/30/29 (f)	USD	556	501,842
Description	Security Currency	Principal Amount (000)	Value

Costa Rica | 0.1%
Republic of Costa Rica, 5.625%, 04/30/43	USD	300	$250,500

Croatia | 0.2%
Croatia:
6.250%, 04/27/17	USD	50	53,000
6.750%, 11/05/19	USD	150	165,562
6.625%, 07/14/20	USD	125	137,188
			355,750
Dominican Republic | 0.2%
Dominican Republic:
7.500%, 05/06/21	USD	125	140,625
6.850%, 01/27/45 (c)	USD	210	215,775
			356,400
Ecuador | 0.3%
Republic of Ecuador:
10.500%, 03/24/20 (c)	USD	200	201,500
7.950%, 06/20/24	USD	300	269,625
			471,125
Egypt | 0.2%
Arab Republic of Egypt, 5.875%, 06/11/25 (c)	USD	445	434,431

El Salvador | 0.1%
Republic of El Salvador:
7.375%, 12/01/19	USD	50	54,594
6.375%, 01/18/27 (c)	USD	100	97,625
			152,219
Georgia | 0.1%
Republic of Georgia, 6.875%, 04/12/21	USD	200	215,500

Guatemala | 0.1%
Republic of Guatemala, 4.875%, 02/13/28	USD	200	197,414

Hungary | 0.8%
Hungary:
6.375%, 03/29/21	USD	180	204,840
5.750%, 11/22/23	USD	200	223,000
7.625%, 03/29/41	USD	200	266,453
Hungary Government Bonds:
7.500%, 11/12/20	HUF	124,520	536,412
6.000%, 11/24/23	HUF	10,900	44,633
3.000%, 06/26/24	HUF	35,000	115,670
5.500%, 06/24/25	HUF	26,700	107,072
			1,498,080

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Indonesia | 1.4%
Indonesia Government Bonds:
7.875%, 04/15/19	IDR	9,022,000	$672,662
8.375%, 09/15/26	IDR	5,894,000	443,601
8.375%, 03/15/34	IDR	5,204,000	387,346
Perusahaan Penerbit SBSN Indonesia III, 4.325%, 05/28/25 (c)	USD	650	635,050
Republic of Indonesia:
3.750%, 04/25/22	USD	200	197,450
8.500%, 10/12/35	USD	100	135,450
7.750%, 01/17/38	USD	100	127,650
			2,599,209
Ivory Coast | 0.3%
Ivory Coast:
6.375%, 03/03/28	USD	300	294,300
6.375%, 03/03/28 (c)	USD	250	245,250
			539,550
Kenya | 0.1%
Republic of Kenya, 6.875%, 06/24/24	USD	250	255,000

Malaysia | 0.1%
Malaysia Sovereign Sukuk Berhad, 3.043%, 04/22/25	USD	200	199,510

Mexico | 2.1%
Mexican Bonos:
4.750%, 06/14/18	MXN	11,000	702,702
10.000%, 12/05/24	MXN	26,748	2,182,410
Mexican Udibonos, 2.500%, 12/10/20	MXN	8,548	551,629
United Mexican States:
5.625%, 01/15/17	USD	130	138,742
4.000%, 10/02/23	USD	100	103,000
6.750%, 09/27/34	USD	125	157,500
6.050%, 01/11/40	USD	50	57,000
4.750%, 03/08/44	USD	50	47,813
5.550%, 01/21/45	USD	25	26,781
			3,967,577
Morocco | 0.1%
Kingdom of Morocco, 4.250%, 12/11/22	USD	125	127,969
Description	Security Currency	Principal Amount (000)	Value

Nigeria | 0.1%
Republic of Nigeria, 6.375%, 07/12/23	USD	200	$201,000

Pakistan | 0.0%
Islamic Republic of Pakistan, 8.250%, 04/15/24 (c)	USD	5	5,470

Panama | 0.2%
Republic of Panama:
3.750%, 03/16/25	USD	300	297,000
6.700%, 01/26/36	USD	50	61,938
			358,938
Paraguay | 0.2%
Republic of Paraguay, 6.100%, 08/11/44	USD	275	281,531

Peru | 0.2%
Republic of Peru:
7.350%, 07/21/25	USD	125	163,625
6.550%, 03/14/37	USD	125	155,937
5.625%, 11/18/50	USD	100	111,750
			431,312
Philippines | 0.4%
Republic of Philippines:
4.200%, 01/21/24	USD	200	218,400
5.500%, 03/30/26	USD	200	236,050
3.950%, 01/20/40	USD	275	278,162
			732,612
Poland | 0.2%
Poland Government Bonds:
4.000%, 10/25/23	PLN	900	253,245
3.250%, 07/25/25	PLN	700	185,332
			438,577
Portugal | 0.6%
Republic of Portugal:
5.125%, 10/15/24	USD	1,125	1,153,215
5.125%, 10/15/24 (c)	USD	60	61,505
			1,214,720
Romania | 0.5%
Romania Government Bonds:
6.750%, 02/07/22	USD	200	234,375
5.850%, 04/26/23	RON	1,910	532,887
5.800%, 07/26/27	RON	170	47,185
6.125%, 01/22/44	USD	100	113,000
			927,447

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  39

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Russia | 0.5%
Russia Foreign Bonds:
4.875%, 09/16/23	USD	200	$198,250
5.625%, 04/04/42	USD	200	189,000
Russia Government Bonds - OFZ:
7.500%, 02/27/19	RUB	8,900	145,600
6.700%, 05/15/19	RUB	8,150	128,930
7.000%, 08/16/23	RUB	20,800	300,777
			962,557
Rwanda | 0.1%
Republic of Rwanda, 6.625%, 05/02/23	USD	225	226,857

Senegal | 0.1%
Republic of Senegal, 8.750%, 05/13/21	USD	200	223,750

Serbia | 0.4%
Republic of Serbia, 4.875%, 02/25/20	USD	400	405,500
Serbia Treasury Bonds:
10.000%, 03/20/21	RSD	16,320	159,700
10.000%, 06/05/21	RSD	19,730	193,461
			758,661
Slovenia | 0.5%
Republic of Slovenia, 5.250%, 02/18/24	USD	800	873,981

South Africa | 1.1%
Republic of South Africa:
8.000%, 12/21/18	ZAR	3,118	259,915
6.875%, 05/27/19	USD	200	228,000
7.250%, 01/15/20	ZAR	2,200	177,305
5.875%, 05/30/22	USD	125	138,906
10.500%, 12/21/26	ZAR	7,690	735,700
8.250%, 03/31/32	ZAR	7,660	600,193
			2,140,019
Sri Lanka | 0.2%
Republic of Sri Lanka:
6.000%, 01/14/19	USD	50	51,063
6.250%, 07/27/21	USD	250	254,437
			305,500
Description	Security Currency	Principal Amount (000)	Value

Turkey | 0.6%
Turkey Government Bonds:
9.000%, 03/08/17	TRY	1,000	$370,322
7.400%, 02/05/20	TRY	1,710	590,821
8.000%, 03/12/25	TRY	540	185,971
			1,147,114
Uganda | 0.2%
Uganda Government Bond, 12.875%, 05/19/16	UGX	519,600	152,403
Uganda Treasury Bills:
0.000%, 09/03/15	UGX	574,000	170,331
0.000%, 09/17/15	UGX	218,100	64,276
0.000%, 10/29/15	UGX	250,100	72,716
			459,726
Uruguay | 0.5%
Republica Orient Uruguay:
5.000%, 09/14/18	UYU	10,421	391,703
4.500%, 08/14/24	USD	75	78,985
7.625%, 03/21/36	USD	100	134,000
4.125%, 11/20/45	USD	1	860
5.100%, 06/18/50	USD	325	312,000
			917,548
Venezuela | 0.2%
Republic of Venezuela:
6.000%, 12/09/20	USD	215	81,162
12.750%, 08/23/22	USD	80	37,600
9.000%, 05/07/23	USD	190	75,050
8.250%, 10/13/24	USD	100	38,000
7.650%, 04/21/25	USD	115	42,837
11.750%, 10/21/26	USD	85	37,188
9.250%, 09/15/27	USD	140	60,200
			372,037
Vietnam | 0.2%
Socialist Republic of Vietnam, 4.800%, 11/19/24	USD	300	300,150

Zambia | 0.1%
Zambia Government Bond, 11.000%, 05/26/20	ZMW	2,010	170,554

Total Foreign Government Obligations (Identified cost $30,286,914)			29,056,933
The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Multi Asset Portfolio (continued)

Quasi Government Bonds | 0.5%

Mexico | 0.1%
Petroleos Mexicanos, 5.500%, 06/27/44 (c)	USD	275	$253,687

Tunisia | 0.2%
Banque Centrale de Tunisie SA, 5.750%, 01/30/25 (c)	USD	280	273,350

Venezuela | 0.2%
Petroleos de Venezuela SA:
8.500%, 11/02/17	USD	160	110,600
12.750%, 02/17/22	USD	70	34,895
6.000%, 05/16/24	USD	360	129,600
6.000%, 11/15/26	USD	305	107,894
			382,989
Total Quasi Government Bonds (Identified cost $1,003,564)			910,026

US Treasury Securities | 8.0%
US Treasury Notes:
0.250%, 07/31/15	USD	4,900	4,900,000
4.250%, 08/15/15	USD	3,480	3,498,214
1.250%, 08/31/15	USD	1,600	1,602,750
0.250%, 10/15/15	USD	5,000	5,003,533

Total US Treasury Securities (Identified cost $15,005,589)			15,004,497
Description	Shares	Value

Warrant | 0.0%

Iraq | 0.0%
Gulf Keystone Petroleum, Ltd. Expires 04/18/17 (Identified cost $0)	64,000	$0

Short-Term Investment | 7.8%
State Street Institutional Treasury Money Market Fund (Identified cost $14,551,253)	14,551,253	14,551,253

Total Investments | 102.1% (Identified cost $195,565,665) (d), (g)		$190,879,645

Liabilities in Excess of Cash and Other Assets | (2.1)%		(3,881,110)

Net Assets | 100.0%		$186,998,535

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  41

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2015:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
AUD	SCB	07/22/15	586,862	$450,000	$452,294	$2,294	$—
BRL	BRC	07/02/15	20,707	6,674	6,660	—	14
BRL	BRC	07/02/15	629,185	202,793	202,369	—	424
BRL	BRC	08/04/15	20,707	6,591	6,583	—	8
BRL	JPM	07/02/15	172,019	55,517	55,328	—	189
BRL	JPM	07/02/15	629,185	202,793	202,369	—	424
BRL	JPM	07/22/15	305,091	97,095	97,440	345	—
BRL	SCB	07/02/15	20,707	6,674	6,660	—	14
BRL	SCB	07/02/15	137,808	44,483	44,324	—	159
BRL	SCB	07/02/15	629,184	202,793	202,369	—	424
BRL	SCB	07/02/15	934,650	300,000	300,618	618	—
BRL	SCB	07/02/15	1,334,383	435,003	429,187	—	5,816
BRL	SCB	07/22/15	553,275	180,000	176,705	—	3,295
BRL	SCB	07/22/15	555,075	180,000	177,280	—	2,720
BRL	SCB	08/04/15	20,707	6,596	6,583	—	13
BRL	UBS	07/02/15	20,707	6,674	6,660	—	14
BRL	UBS	07/02/15	629,185	202,793	202,369	—	424
BRL	UBS	08/04/15	20,707	6,596	6,583	—	13
CLP	BNP	07/09/15	280,984,200	447,000	439,233	—	7,767
CLP	HSB	08/18/15	354,809,000	557,000	552,632	—	4,368
CLP	JPM	07/13/15	37,908,000	60,000	59,237	—	763
CLP	JPM	07/22/15	25,300,000	40,000	39,504	—	496
CLP	SCB	07/13/15	156,461,911	247,800	244,495	—	3,305
CLP	SCB	07/22/15	108,839,699	172,200	169,944	—	2,256
CNH	HSB	07/10/15	2,723,922	438,000	438,539	539	—
CNH	HSB	04/14/16	2,208,583	344,000	349,409	5,409	—
CNY	HSB	09/10/15	4,455,566	706,000	715,215	9,215	—
COP	BRC	08/13/15	230,560,393	90,133	88,106	—	2,027
COP	JPM	08/13/15	304,485,821	119,079	116,356	—	2,723
COP	SCB	07/13/15	985,519,470	390,000	377,848	—	12,152
COP	SCB	07/22/15	850,119,200	332,000	325,632	—	6,368
COP	SCB	08/13/15	229,902,074	89,867	87,855	—	2,012
COP	SCB	08/13/15	232,529,639	90,921	88,859	—	2,062
DOP	CIT	07/08/15	4,827,240	106,000	107,282	1,282	—
DOP	CIT	08/07/15	9,972,000	220,327	220,755	428	—
DOP	CIT	08/13/15	3,710,610	81,000	82,038	1,038	—
DOP	CIT	09/14/15	3,736,530	81,000	82,050	1,050	—
DOP	CIT	10/07/15	10,929,600	234,390	238,789	4,399	—
DOP	CIT	06/30/16	4,827,240	100,526	99,267	—	1,259
EGP	CIT	08/17/15	897,050	116,500	116,180	—	320
EGP	JPM	07/20/15	885,400	116,500	115,584	—	916
EUR	BRC	07/22/15	111,235	126,180	124,043	—	2,137
EUR	CIT	07/13/15	291,000	330,096	324,470	—	5,626

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2015 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (continued)
EUR	CIT	08/27/15	145,000	$161,653	$161,777	$124	$—
EUR	JPM	07/06/15	410,232	462,372	457,372	—	5,000
EUR	JPM	08/24/15	410,232	459,482	457,676	—	1,806
EUR	SCB	07/22/15	118,765	134,721	132,440	—	2,281
EUR	SCB	08/13/15	62,395	69,605	69,600	—	5
EUR	UBS	09/08/15	252,294	285,000	281,535	—	3,465
HUF	BRC	07/10/15	92,929,905	331,000	328,389	—	2,611
HUF	BRC	07/13/15	39,994,292	146,510	141,319	—	5,191
HUF	JPM	07/13/15	27,234,019	99,780	96,231	—	3,549
HUF	SCB	07/13/15	22,853,777	83,709	80,753	—	2,956
IDR	BRC	07/13/15	1,915,312,840	143,201	143,373	172	—
IDR	BRC	07/22/15	2,764,837,958	205,549	206,587	1,038	—
IDR	JPM	07/13/15	2,316,171,125	173,107	173,379	272	—
IDR	JPM	07/22/15	2,764,837,958	205,947	206,587	640	—
IDR	JPM	03/24/16	1,409,100,000	99,936	100,132	196	—
IDR	SCB	07/13/15	1,922,600,030	143,692	143,918	226	—
IDR	SCB	07/22/15	2,764,837,958	205,717	206,587	870	—
IDR	UBS	07/22/15	2,764,837,958	205,412	206,587	1,175	—
INR	BRC	07/22/15	14,442,750	223,763	225,920	2,157	—
INR	BRC	07/24/15	5,478,494	85,883	85,663	—	220
INR	BRC	07/24/15	10,953,553	171,767	171,274	—	493
INR	HSB	08/21/15	44,355,348	684,000	689,776	5,776	—
INR	JPM	07/13/15	14,585,340	231,000	228,549	—	2,451
INR	JPM	07/22/15	6,409,000	99,302	100,252	950	—
INR	JPM	07/24/15	6,315,317	99,041	98,749	—	292
INR	SCB	07/13/15	6,593,030	103,000	103,311	311	—
INR	SCB	07/22/15	14,445,000	223,815	225,955	2,140	—
INR	SCB	07/24/15	10,929,047	171,302	170,891	—	411
INR	SCB	07/24/15	11,613,712	182,008	181,596	—	412
INR	SCB	07/27/15	27,783,450	434,592	434,180	—	412
JPY	UBS	07/01/15	46,025,364	372,396	376,070	3,674	—
KES	CIT	07/20/15	8,155,580	83,000	81,841	—	1,159
KES	CIT	08/18/15	8,205,380	83,000	81,895	—	1,105
KES	JPM	07/06/15	10,976,000	112,000	110,427	—	1,573
KRW	SCB	07/13/15	475,320,960	424,000	426,018	2,018	—
KRW	UBS	07/27/15	590,078,400	533,462	528,708	—	4,754
KWD	BNP	08/06/15	139,098	485,000	459,608	—	25,392
KWD	CIT	08/18/15	113,353	395,000	374,418	—	20,582
MXN	BRC	07/13/15	531,975	33,795	33,819	24	—
MXN	BRC	07/22/15	1,403,045	91,857	89,140	—	2,717
MXN	BRC	07/22/15	2,806,875	181,350	178,330	—	3,020
MXN	BRC	09/25/15	724,668	46,768	45,833	—	935
MXN	JPM	07/22/15	2,806,875	181,358	178,330	—	3,028

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  43

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2015 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (continued)
MXN	SCB	07/13/15	531,974	$33,808	$33,820	$12	$—
MXN	SCB	07/13/15	1,827,528	120,000	116,183	—	3,817
MXN	SCB	07/22/15	1,346,347	88,144	85,538	—	2,606
MXN	SCB	07/22/15	2,806,875	181,346	178,330	—	3,016
MXN	UBS	07/22/15	2,806,873	181,282	178,329	—	2,953
MYR	BRC	07/13/15	435,221	115,720	115,252	—	468
MYR	BRC	07/22/15	635,657	169,157	168,209	—	948
MYR	JPM	07/13/15	1,093,674	292,817	289,618	—	3,199
MYR	JPM	07/22/15	829,929	220,843	219,617	—	1,226
MYR	JPM	07/22/15	849,132	229,000	224,699	—	4,301
MYR	JPM	08/04/15	551,851	149,000	145,882	—	3,118
MYR	JPM	08/13/15	763,217	204,151	201,626	—	2,525
MYR	SCB	07/13/15	108,968	28,870	28,857	—	13
MYR	SCB	07/13/15	434,095	115,411	114,954	—	457
MYR	SCB	07/13/15	885,876	237,182	234,591	—	2,591
MYR	SCB	08/13/15	299,200	80,000	79,042	—	958
MYR	SCB	08/13/15	336,195	90,000	88,816	—	1,184
MYR	SCB	08/13/15	582,643	155,850	153,922	—	1,928
MYR	SCB	08/26/15	1,720,921	457,631	454,207	—	3,424
NGN	SCB	04/25/16	15,429,760	67,086	68,828	1,742	—
PEN	SCB	07/13/15	316,550	100,000	99,410	—	590
PHP	BRC	07/13/15	1,813,600	40,000	40,195	195	—
PHP	HSB	07/29/15	4,261,700	95,000	94,373	—	627
PHP	SCB	07/13/15	2,258,500	50,000	50,056	56	—
PHP	SCB	07/22/15	8,028,000	176,420	177,842	1,422	—
PHP	SCB	08/17/15	33,831,100	746,000	748,413	2,413	—
PLN	BRC	07/13/15	447,124	122,303	118,884	—	3,419
PLN	BRC	08/13/15	663,433	180,266	176,250	—	4,016
PLN	JPM	07/06/15	1,695,139	457,000	450,794	—	6,206
PLN	JPM	07/13/15	532,257	145,730	141,519	—	4,211
PLN	SCB	07/13/15	738,108	201,967	196,252	—	5,715
PLN	SCB	08/13/15	257,600	70,000	68,435	—	1,565
PLN	SCB	08/13/15	329,625	90,000	87,569	—	2,431
PLN	SCB	08/13/15	661,511	179,734	175,739	—	3,995
RON	BRC	07/13/15	322,510	82,022	80,341	—	1,681
RON	JPM	07/13/15	383,708	97,619	95,586	—	2,033
RON	JPM	09/10/15	119,041	30,000	29,629	—	371
RON	SCB	07/13/15	552,221	140,359	137,565	—	2,794
RSD	CIT	07/13/15	9,686,958	89,911	89,653	—	258
RSD	CIT	08/27/15	4,657,620	43,898	42,954	—	944
RUB	JPM	07/23/15	4,251,317	78,048	76,428	—	1,620
RUB	JPM	07/23/15	7,325,350	134,041	131,692	—	2,349
RUB	SCB	07/13/15	3,748,500	70,000	67,652	—	2,348

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2015 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (concluded)
RUB	SCB	07/13/15	11,319,736	$195,971	$204,295	$8,324	$—
RUB	SCB	07/23/15	3,375,102	61,951	60,676	—	1,275
RUB	SCB	07/23/15	6,879,871	125,958	123,683	—	2,275
SGD	HSB	07/10/15	301,657	227,126	223,946	—	3,180
SGD	JPM	07/13/15	366,976	274,631	272,424	—	2,207
SGD	SCB	07/13/15	194,250	145,369	144,201	—	1,168
THB	BRC	07/13/15	7,898,864	234,597	233,781	—	816
THB	BRC	07/23/15	8,066,160	239,409	238,649	—	760
THB	JPM	07/13/15	3,374,442	100,199	99,873	—	326
THB	SCB	07/13/15	2,868,419	85,205	84,896	—	309
THB	SCB	07/22/15	6,077,700	180,000	179,824	—	176
THB	SCB	07/22/15	6,412,500	190,000	189,730	—	270
THB	SCB	07/23/15	6,906,450	205,000	204,337	—	663
TRY	BRC	07/13/15	439,752	161,003	163,510	2,507	—
TRY	BRC	08/13/15	285,827	105,173	105,343	170	—
TRY	JPM	07/08/15	704,018	258,000	262,146	4,146	—
TRY	JPM	07/13/15	529,256	194,041	196,790	2,749	—
TRY	JPM	07/24/15	1,192,054	441,000	441,836	836	—
TRY	SCB	07/13/15	477,806	174,956	177,659	2,703	—
TRY	SCB	08/13/15	105,362	39,000	38,832	—	168
TRY	SCB	08/13/15	284,942	104,828	105,017	189	—
TRY	UBS	08/13/15	137,792	51,000	50,784	—	216
UGX	BRC	07/08/15	559,303,000	186,248	169,069	—	17,179
UGX	CIT	08/24/15	272,880,000	90,000	81,370	—	8,630
UGX	SCB	07/20/15	252,901,000	83,000	76,159	—	6,841
UYU	CIT	07/22/15	1,211,510	44,821	44,568	—	253
ZAR	BRC	07/13/15	1,942,237	159,125	159,345	220	—
ZAR	JPM	07/13/15	2,478,438	202,175	203,337	1,162	—
ZAR	JPM	07/20/15	3,159,287	253,000	258,882	5,882	—
ZAR	SCB	07/13/15	969,101	79,350	79,507	157	—
ZAR	SCB	07/13/15	970,054	79,350	79,585	235	—
ZAR	SCB	07/13/15	1,712,676	140,000	140,512	512	—
ZAR	SCB	07/20/15	805,035	66,000	65,967	—	33
ZAR	SCB	07/22/15	1,193,572	97,575	97,771	196	—
ZAR	SCB	07/22/15	2,094,842	170,000	171,599	1,599	—
ZAR	SCB	07/22/15	3,210,524	262,266	262,990	724	—
ZMW	BRC	02/23/16	1,018,820	121,000	122,568	1,568	—
ZMW	CIT	08/18/15	511,360	68,000	66,766	—	1,234
ZMW	CIT	09/08/15	1,980,420	260,000	256,199	—	3,801
ZMW	SCB	07/02/15	1,160,108	155,198	154,681	—	517
ZMW	SCB	08/18/15	295,771	38,612	38,617	5	—
Total Forward Currency Purchase Contracts				$30,566,199	$30,349,773	$88,104	$304,530

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2015 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts
AUD	BRC	07/22/15	195,047	$151,167	$150,323	$844	$—
AUD	SCB	07/22/15	195,047	151,170	150,323	847	—
AUD	UBS	07/22/15	195,048	151,210	150,323	887	—
BRL	BRC	07/02/15	20,707	6,666	6,660	6	—
BRL	BRC	07/02/15	629,185	195,703	202,369	—	6,666
BRL	BRC	07/22/15	247,309	80,022	78,985	1,037	—
BRL	CIT	02/18/16	1,937,780	619,000	576,722	42,278	—
BRL	JPM	07/02/15	172,019	55,444	55,328	116	—
BRL	JPM	07/02/15	629,185	195,782	202,369	—	6,587
BRL	JPM	07/22/15	157,175	50,000	50,199	—	199
BRL	JPM	07/22/15	308,981	99,978	98,683	1,295	—
BRL	SCB	07/02/15	20,707	6,671	6,660	11	—
BRL	SCB	07/02/15	137,808	44,417	44,324	93	—
BRL	SCB	07/02/15	629,184	195,642	202,369	—	6,727
BRL	SCB	07/02/15	934,650	301,248	300,618	630	—
BRL	SCB	07/02/15	1,334,383	430,085	429,186	899	—
BRL	SCB	07/22/15	125,700	40,000	40,146	—	146
BRL	SCB	07/22/15	283,140	90,000	90,429	—	429
BRL	SCB	07/22/15	305,091	96,940	97,439	—	499
BRL	UBS	07/02/15	20,707	6,671	6,660	11	—
BRL	UBS	07/02/15	629,185	195,825	202,369	—	6,544
BRL	UBS	07/22/15	667,058	217,000	213,045	3,955	—
CAD	JPM	07/22/15	76,740	62,166	61,425	741	—
CAD	SCB	07/22/15	59,991	48,610	48,019	591	—
CLP	BRC	07/13/15	98,169,250	155,000	153,404	1,596	—
CLP	BRC	07/22/15	55,697,443	88,409	86,967	1,442	—
CLP	SCB	07/13/15	98,138,250	155,000	153,356	1,644	—
CLP	SCB	07/22/15	57,716,296	91,591	90,119	1,472	—
CLP	SCB	07/22/15	134,256,322	210,796	209,630	1,166	—
COP	BRC	07/13/15	157,490,812	59,854	60,382	—	528
COP	JPM	07/22/15	402,101,625	158,623	154,022	4,601	—
COP	SCB	07/13/15	26,180,000	10,000	10,037	—	37
COP	SCB	07/13/15	822,285,500	312,312	315,264	—	2,952
COP	SCB	07/22/15	203,400,000	80,000	77,911	2,089	—
COP	SCB	07/22/15	402,101,625	157,452	154,022	3,430	—
DOP	CIT	07/08/15	4,827,240	107,272	107,282	—	10
EUR	CIT	08/27/15	36,513	43,898	40,737	3,161	—
EUR	JPM	07/06/15	410,232	459,170	457,372	1,798	—
EUR	JPM	07/24/15	198,000	221,064	220,804	260	—
EUR	JPM	08/24/15	2,235,976	2,550,191	2,494,572	55,619	—
EUR	SCB	07/22/15	62,415	69,606	69,602	4	—
EUR	SCB	07/22/15	230,000	262,266	256,483	5,783	—
EUR	SCB	08/13/15	588,554	649,648	656,516	—	6,868

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Lazard Emerging Markets Multi Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2015 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (continued)
HUF	BRC	07/13/15	36,237,500	$130,000	$128,045	$1,955	$—
HUF	SCB	07/13/15	55,216,520	195,824	195,107	717	—
IDR	BRC	07/13/15	3,106,500,000	230,196	232,540	—	2,344
IDR	BRC	07/22/15	2,695,753,677	200,309	201,425	—	1,116
IDR	SCB	07/13/15	3,106,500,000	229,533	232,540	—	3,007
IDR	SCB	07/22/15	2,687,845,706	199,691	200,834	—	1,143
INR	BRC	07/22/15	7,186,886	112,312	112,420	—	108
INR	SCB	07/22/15	11,368,437	177,687	177,830	—	143
JPY	CIT	09/11/15	112,131,015	896,464	917,023	—	20,559
JPY	HSB	08/18/15	37,290,820	313,000	304,866	8,134	—
JPY	UBS	07/01/15	21,314,240	172,000	174,157	—	2,157
JPY	UBS	07/01/15	24,711,124	199,000	201,913	—	2,913
JPY	UBS	10/01/15	46,025,364	372,835	376,549	—	3,714
KES	CIT	07/06/15	10,976,000	110,757	110,427	330	—
KWD	CIT	08/06/15	28,078	95,926	92,774	3,152	—
KWD	CIT	08/06/15	111,021	381,121	366,834	14,287	—
KWD	CIT	08/18/15	56,531	193,201	186,727	6,474	—
KWD	CIT	08/18/15	56,823	194,000	187,691	6,309	—
MXN	BRC	07/13/15	2,977,756	190,000	189,307	693	—
MYR	BRC	07/13/15	998,028	263,714	264,290	—	576
MYR	BRC	07/22/15	739,500	196,185	195,688	497	—
MYR	SCB	07/13/15	998,028	263,617	264,290	—	673
MYR	SCB	07/22/15	739,450	196,219	195,675	544	—
NGN	SCB	04/25/16	15,429,760	64,695	68,828	—	4,133
PEN	JPM	07/13/15	313,125	98,803	98,334	469	—
PHP	BRC	07/13/15	1,770,200	38,923	39,234	—	311
PLN	BRC	07/13/15	1,302,294	348,277	346,261	2,016	—
PLN	JPM	07/06/15	1,695,139	462,372	450,794	11,578	—
PLN	SCB	07/13/15	446,452	119,267	118,705	562	—
RON	BRC	07/13/15	198,499	50,000	49,448	552	—
RON	JPM	09/10/15	2,429,862	605,000	604,793	207	—
RON	SCB	07/13/15	283,072	70,636	70,517	119	—
RON	UBS	07/13/15	807,649	201,574	201,195	379	—
RSD	CIT	07/13/15	35,223,368	330,096	325,991	4,105	—
RSD	CIT	08/27/15	17,605,900	161,654	162,368	—	714
RUB	SCB	07/13/15	15,267,965	264,243	275,551	—	11,308
RUB	SCB	07/23/15	348,095	6,343	6,257	86	—
RUB	SCB	07/23/15	8,270,000	150,337	148,675	1,662	—
SGD	BRC	07/13/15	492,315	362,263	365,470	—	3,207
SGD	BRC	07/22/15	203,117	150,727	150,763	—	36
SGD	HSB	07/10/15	301,657	226,614	223,946	2,668	—
SGD	JPM	07/22/15	203,117	150,767	150,763	4	—
SGD	SCB	07/13/15	67,759	50,000	50,301	—	301

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  47

Lazard Emerging Markets Multi Asset Portfolio (concluded)

Forward Currency Contracts open at June 30, 2015 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
SGD	SCB	07/22/15	203,116	$150,822	$150,762	$60	$—
THB	BRC	07/13/15	1,583,450	46,813	46,865	—	52
THB	BRC	07/22/15	4,142,857	122,581	122,577	4	—
THB	JPM	07/22/15	4,142,857	122,489	122,577	—	88
THB	SCB	07/13/15	12,531,160	370,000	370,882	—	882
THB	SCB	07/22/15	4,142,857	122,595	122,577	18	—
TRY	BRC	07/13/15	440,689	163,466	163,858	—	392
TRY	BRC	07/13/15	1,082,929	401,487	402,658	—	1,171
TRY	JPM	07/08/15	90,811	33,000	33,814	—	814
TRY	SCB	07/13/15	378,931	140,511	140,895	—	384
TRY	SCB	07/13/15	502,894	186,534	186,988	—	454
TRY	SCB	08/13/15	74,079	27,258	27,302	—	44
TWD	BRC	07/22/15	3,263,575	105,666	105,784	—	118
TWD	SCB	07/22/15	8,850,420	286,477	286,872	—	395
UGX	BRC	07/08/15	250,920,000	85,000	75,850	9,150	—
UGX	BRC	07/08/15	308,383,000	104,821	93,220	11,601	—
UGX	CIT	08/24/15	584,456,000	172,000	174,280	—	2,280
ZAR	BRC	07/13/15	3,268,375	258,744	268,145	—	9,401
ZAR	BRC	07/22/15	1,548,949	126,179	126,882	—	703
ZAR	CIT	07/20/15	3,159,963	256,422	258,938	—	2,516
ZAR	SCB	07/13/15	3,268,375	258,617	268,145	—	9,528
ZAR	SCB	07/22/15	1,330,560	106,723	108,993	—	2,270
ZAR	SCB	07/22/15	1,653,587	134,721	135,454	—	733
ZMW	SCB	07/02/15	295,771	39,436	39,436	—	—
ZMW	SCB	07/02/15	864,338	117,000	115,245	1,755	—
Total Forward Currency Sale Contracts				$22,699,113	$22,599,600	228,393	128,880
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$316,497	$433,410

Credit Default Swap Agreements open at June 30, 2015:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation

Republic of Turkey	BRC	385,000	06/20/20	(1.000)%	$20,722	$21,874	$—	$1,152
Republic of Turkey	BRC	535,000	06/20/20	(1.000)	28,795	28,086	709	—
Republic of Turkey	BRC	430,000	06/20/20	(1.000)	23,144	23,250	—	106
Republic of Turkey	BRC	450,000	06/20/20	(1.000)	24,220	24,531	—	311
Russian Federation	BRC	385,000	06/20/20	1.000	(40,144)	(41,391)	1,247	—
Russian Federation	BRC	535,000	06/20/20	1.000	(55,784)	(54,058)	—	1,726
Russian Federation	BRC	430,000	06/20/20	1.000	(44,836)	(46,065)	1,229	—
Russian Federation	BRC	450,000	06/20/20	1.000	(46,922)	(46,837)	—	85
Total Credit Default Swap Agreements					$(90,805)	$(90,610)	$3,185	$3,380

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio

Corporate Bonds | 3.6%

Abu Dhabi | 0.2%
ADCB Finance Cayman, Ltd., 4.500%, 03/06/23	USD	675	$691,875

Brazil | 0.2%
Petrobras Global Finance BV, 6.850%, 06/05/15	USD	750	623,734

Bulgaria | 0.2%
ContourGlobal Power Holdings SA:
7.125%, 06/01/19	USD	200	210,500
7.125%, 06/01/19 (c)	USD	525	552,562
			763,062
Chile | 0.2%
VTR Finance BV, 6.875%, 01/15/24	USD	625	640,516

China | 0.3%
BCP Singapore VI Cayman Financing Co., Ltd.:
8.000%, 04/15/21	USD	370	372,775
8.000%, 04/15/21 (c)	USD	250	251,875
ENN Energy Holdings, Ltd., 6.000%, 05/13/21	USD	550	608,957
			1,233,607
Colombia | 0.1%
Grupo Aval, Ltd., 4.750%, 09/26/22	USD	625	603,125

El Salvador | 0.2%
Agricola Senior Trust, 6.750%, 06/18/20 (c)	USD	650	664,625

Guatemala | 0.1%
Industrial Senior Trust, 5.500%, 11/01/22	USD	600	581,091

India | 0.1%
Reliance Holding USA, Inc., 5.400%, 02/14/22	USD	575	621,152
		Principal
	Security	Amount
Description	Currency	(000)	Value

Indonesia | 0.1%
PT Perusahaan Gas Negara Persero Tbk, 5.125%, 05/16/24	USD	600	$605,700

Israel | 0.1%
B Communications, Ltd., 7.375%, 02/15/21 (c)	USD	575	616,688

Mexico | 0.1%
Cemex SAB de CV, 6.125%, 05/05/25 (c)	USD	600	591,000

Panama | 0.1%
Global Bank Corp., 5.125%, 10/30/19 (c)	USD	600	611,538

Peru | 0.2%
Union Andina de Cementos SAA, 5.875%, 10/30/21	USD	750	759,375

Russia | 0.1%
ALROSA Finance SA, 7.750%, 11/03/20	USD	575	605,906

South Africa | 0.5%
Transnet SOC, Ltd., 9.500%, 05/13/21 (c)	ZAR	24,000	1,943,771

South Korea | 0.2%
SK E&S Co., Ltd., 4.875%, 11/26/19 (e)	USD	650	651,625

Thailand | 0.2%
PTT Exploration & Production Public Co. Ltd., 4.875%, 06/18/19 (e)	USD	625	629,688

Turkey | 0.2%
Turkiye Garanti Bankasi AS, 5.250%, 09/13/22	USD	650	658,937

United Arab Emirates | 0.2%
Emirates NBD PJSC, 4.875%, 03/28/23	USD	650	676,812

Total Corporate Bonds (Identified cost $15,224,217)			14,773,827

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  49

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Foreign Government Obligations | 90.6%

Angola | 0.1%
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	575	$575,000

Argentina | 1.1%
Republic of Argentina:
8.750%, 06/02/17 (h)	USD	350	332,155
8.280%, 12/31/33 (h)	USD	2,804	2,703,841
2.500%, 12/31/38 (h)	USD	2,375	1,321,391
			4,357,387
Belize | 0.1%
Republic of Belize, 5.000%, 02/20/38	USD	285	215,531

Bolivia | 0.7%
Bolivia Government Bonds:
4.875%, 10/29/22	USD	975	987,188
5.950%, 08/22/23	USD	1,700	1,808,375
			2,795,563
Brazil | 7.4%
Brazil Letras do Tesouro Nacional:
0.000%, 01/01/17	BRL	34,140	9,017,326
0.000%, 01/01/19	BRL	38,190	8,020,993
Brazil NTN, 0.000%, 01/01/16	BRL	3,280	985,445
Brazil NTN-B, 6.000%, 08/15/50	BRL	3,969	3,376,347
Brazil NTN-F, 10.000%, 01/01/25	BRL	9,430	2,618,693
Federal Republic of Brazil:
4.875%, 01/22/21	USD	1,800	1,886,400
2.625%, 01/05/23	USD	2,625	2,336,250
4.250%, 01/07/25	USD	875	843,719
8.250%, 01/20/34	USD	1,194	1,488,023
			30,573,196
Chile | 0.0%
Republic of Chile, 5.500%, 08/05/20	CLP	110,000	183,639
		Principal
	Security	Amount
Description	Currency	(000)	Value

Colombia | 4.5%
Colombian Titulos De Tesoreria:
7.250%, 06/15/16	COP	647,000	$254,567
11.000%, 07/24/20	COP	3,089,000	1,426,022
10.000%, 07/24/24	COP	19,660,000	8,905,962
6.000%, 04/28/28	COP	855,000	279,611
Republic of Colombia:
12.000%, 10/22/15	COP	896,000	350,689
7.750%, 04/14/21	COP	1,151,000	485,799
4.375%, 07/12/21	USD	1,425	1,494,112
4.000%, 02/26/24	USD	620	618,450
9.850%, 06/28/27	COP	2,728,000	1,286,415
7.375%, 09/18/37	USD	2,175	2,688,844
6.125%, 01/18/41	USD	800	869,000
			18,659,471
Congo | 0.5%
Republic of Congo, 4.000%, 06/30/29 (f)	USD	2,250	2,032,075

Costa Rica | 0.8%
Republic of Costa Rica:
4.250%, 01/26/23	USD	475	441,453
5.625%, 04/30/43	USD	1,325	1,106,375
7.000%, 04/04/44	USD	1,775	1,711,766
			3,259,594
Croatia | 1.2%
Croatia:
6.750%, 11/05/19	USD	1,925	2,124,719
6.625%, 07/14/20	USD	150	164,625
6.375%, 03/24/21	USD	575	623,875
6.000%, 01/26/24	USD	1,975	2,091,031
			5,004,250
Dominican Republic | 0.9%
Dominican Republic:
7.500%, 05/06/21	USD	1,480	1,665,000
5.500%, 01/27/25	USD	425	428,187
7.450%, 04/30/44	USD	1,635	1,790,325
			3,883,512
Ecuador | 1.0%
Republic of Ecuador:
10.500%, 03/24/20	USD	350	352,625
10.500%, 03/24/20 (c)	USD	2,120	2,135,900
7.950%, 06/20/24	USD	725	651,594
7.950%, 06/20/24 (c)	USD	975	876,281
			4,016,400

The accompanying notes are an integral part of these financial statements.

50  Semi-Annual Report

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Egypt | 1.0%
Arab Republic of Egypt:
5.750%, 04/29/20	USD	850	$884,000
5.875%, 06/11/25 (c)	USD	3,225	3,148,406
			4,032,406
El Salvador | 0.8%
Republic of El Salvador:
7.375%, 12/01/19	USD	625	682,422
6.375%, 01/18/27	USD	200	195,250
6.375%, 01/18/27 (c)	USD	1,080	1,054,350
7.650%, 06/15/35	USD	1,145	1,164,322
			3,096,344
Gabon | 0.2%
Gabonese Republic, 6.375%, 12/12/24	USD	800	778,000

Georgia | 0.1%
Republic of Georgia, 6.875%, 04/12/21	USD	500	538,750

Ghana | 0.3%
Republic of Ghana:
7.875%, 08/07/23	USD	1,175	1,069,250
8.125%, 01/18/26	USD	275	250,938
			1,320,188
Guatemala | 0.3%
Republic of Guatemala:
5.750%, 06/06/22	USD	400	432,000
4.875%, 02/13/28	USD	875	863,686
			1,295,686
Hungary | 4.2%
Hungary:
4.000%, 03/25/19	USD	350	363,891
6.250%, 01/29/20	USD	200	225,170
6.375%, 03/29/21	USD	1,111	1,264,318
5.375%, 02/21/23	USD	2,120	2,321,146
5.750%, 11/22/23	USD	1,360	1,516,400
5.375%, 03/25/24	USD	880	953,700
7.625%, 03/29/41	USD	500	666,132
Hungary Government Bonds:
5.500%, 02/12/16	HUF	512,050	1,859,391
2.500%, 06/22/18	HUF	436,200	1,559,330
6.500%, 06/24/19	HUF	1,149,840	4,657,460
		Principal
	Security	Amount
Description	Currency	(000)	Value

3.500%, 06/24/20	HUF	67,100	$242,900
7.000%, 06/24/22	HUF	253,500	1,081,044
6.000%, 11/24/23	HUF	45,200	185,083
3.000%, 06/26/24	HUF	22,600	74,690
5.500%, 06/24/25	HUF	92,940	372,705
			17,343,360
Indonesia | 6.8%
Indonesia Government Bonds:
7.875%, 04/15/19	IDR	69,665,000	5,194,085
8.375%, 03/15/24	IDR	39,716,000	2,988,657
6.125%, 05/15/28	IDR	12,513,000	773,408
9.000%, 03/15/29	IDR	73,738,000	5,812,263
8.375%, 03/15/34	IDR	57,792,000	4,301,597
Perusahaan Penerbit SBSN Indonesia III, 4.325%, 05/28/25 (c)	USD	1,875	1,831,875
Republic of Indonesia:
3.750%, 04/25/22	USD	450	444,263
3.375%, 04/15/23	USD	1,550	1,463,200
5.875%, 01/15/24	USD	1,520	1,684,160
4.125%, 01/15/25 (c)	USD	650	639,113
7.750%, 01/17/38	USD	2,170	2,770,005
			27,902,626
Iraq | 0.3%
Republic of Iraq, 5.800%, 01/15/28	USD	1,625	1,324,375

Ivory Coast | 1.6%
Ivory Coast, 5.750%, 12/31/32	USD	6,750	6,395,625

Jamaica | 0.3%
Jamaica Government Bond, 7.625%, 07/09/25	USD	1,175	1,321,875

Kazakhstan | 0.9%
Republic of Kazakhstan:
3.875%, 10/14/24	USD	850	802,209
3.875%, 10/14/24 (c)	USD	1,885	1,779,016
4.875%, 10/14/44	USD	1,400	1,212,750
			3,793,975
Kenya | 0.4%
Republic of Kenya, 6.875%, 06/24/24	USD	1,650	1,683,000

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  51

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Malaysia | 6.6%
Malaysia Government Bonds:
3.172%, 07/15/16	MYR	2,350	$623,937
4.262%, 09/15/16	MYR	5,060	1,359,883
3.654%, 10/31/19	MYR	39,390	10,455,633
4.048%, 09/30/21	MYR	26,800	7,174,132
3.795%, 09/30/22	MYR	7,880	2,068,683
Malaysia Sovereign Sukuk Berhad, 3.043%, 04/22/25 (c)	USD	5,625	5,611,219
			27,293,487
Mexico | 6.8%
Mexican Bonos:
8.000%, 12/17/15	MXN	8,912	579,425
5.000%, 12/11/19	MXN	180,280	11,394,072
10.000%, 12/05/24	MXN	60,522	4,942,524
10.000%, 11/20/36	MXN	53,646	4,670,017
7.750%, 11/13/42	MXN	2,974	210,516
Mexican Udibonos:
5.000%, 06/16/16	MXN	28,732	1,917,191
4.000%, 11/15/40	MXN	5,593	383,379
United Mexican States:
5.625%, 01/15/17	USD	750	800,437
3.500%, 01/21/21	USD	535	546,569
6.750%, 09/27/34	USD	880	1,108,800
6.050%, 01/11/40	USD	680	775,200
4.750%, 03/08/44	USD	580	554,625
			27,882,755
Mongolia | 0.3%
Mongolia Government International Bond, 4.125%, 01/05/18	USD	1,175	1,133,875

Morocco | 0.3%
Kingdom of Morocco:
4.250%, 12/11/22	USD	800	819,000
5.500%, 12/11/42	USD	525	534,844
			1,353,844
Mozambique | 0.1%
Republic of Mozambique, 6.305%, 09/11/20	USD	475	445,313

Nigeria | 1.0%
Nigeria Government Bond, 14.200%, 03/14/24	NGN	476,550	2,334,987
		Principal
	Security	Amount
Description	Currency	(000)	Value

Republic of Nigeria:
5.125%, 07/12/18	USD	550	$552,750
6.750%, 01/28/21	USD	1,050	1,086,750
6.375%, 07/12/23	USD	275	276,375
			4,250,862
Pakistan | 0.4%
Islamic Republic of Pakistan, 8.250%, 04/15/24	USD	1,425	1,558,964

Panama | 0.9%
Republic of Panama:
5.200%, 01/30/20	USD	1,150	1,271,612
4.000%, 09/22/24	USD	750	758,438
9.375%, 04/01/29	USD	1,125	1,662,187
			3,692,237
Paraguay | 0.8%
Republic of Paraguay:
4.625%, 01/25/23	USD	1,830	1,857,450
6.100%, 08/11/44 (c)	USD	1,210	1,238,737
			3,096,187
Peru | 1.9%
Republic of Peru:
7.125%, 03/30/19	USD	225	262,406
5.700%, 08/12/24	PEN	11,990	3,570,988
7.350%, 07/21/25	USD	2,050	2,683,450
8.750%, 11/21/33	USD	685	1,036,066
6.900%, 08/12/37	PEN	530	161,002
			7,713,912
Philippines | 1.6%
Republic of Philippines:
7.000%, 01/27/16	PHP	40,000	910,277
9.375%, 01/18/17	USD	425	478,338
4.000%, 01/15/21	USD	1,110	1,202,962
4.200%, 01/21/24	USD	300	327,600
10.625%, 03/16/25	USD	450	719,887
7.750%, 01/14/31	USD	1,600	2,313,600
3.950%, 01/20/40	USD	540	546,210
			6,498,874
Poland | 5.1%
Poland Government Bonds:
4.750%, 10/25/16	PLN	18,420	5,085,096
5.500%, 10/25/19	PLN	30,713	9,155,496
5.750%, 09/23/22	PLN	17,700	5,504,182
3.250%, 07/25/25	PLN	4,430	1,172,890
			20,917,664

The accompanying notes are an integral part of these financial statements.

52  Semi-Annual Report

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Emerging Markets Debt Portfolio (continued)

Romania | 2.2%
Romania Government Bonds:
5.750%, 04/29/20	RON	4,580	$1,277,802
5.950%, 06/11/21	RON	14,780	4,179,826
6.750%, 02/07/22	USD	2,170	2,542,969
4.375%, 08/22/23	USD	1	1,028
6.125%, 01/22/44	USD	850	960,500
			8,962,125
Russia | 6.1%
Russia Foreign Bonds:
5.000%, 04/29/20	USD	900	927,000
4.875%, 09/16/23	USD	1,600	1,586,000
12.750%, 06/24/28	USD	600	945,000
7.500%, 03/31/30	USD	5,750	6,743,313
5.625%, 04/04/42	USD	3,000	2,835,000
Russia Government Bonds - OFZ:
6.900%, 08/03/16	RUB	91,650	1,602,650
7.500%, 02/27/19	RUB	279,850	4,578,211
7.600%, 07/20/22	RUB	144,490	2,215,382
7.000%, 01/25/23	RUB	97,440	1,426,878
7.000%, 08/16/23	RUB	73,000	1,055,613
8.150%, 02/03/27	RUB	35,000	527,680
7.050%, 01/19/28	RUB	63,690	867,325
			25,310,052
Rwanda | 0.5%
Republic of Rwanda, 6.625%, 05/02/23	USD	2,025	2,041,716

Senegal | 0.1%
Republic of Senegal, 8.750%, 05/13/21	USD	525	587,344

Serbia | 0.8%
Republic of Serbia:
4.875%, 02/25/20	USD	1,375	1,393,906
7.250%, 09/28/21	USD	1,625	1,826,094
			3,220,000
South Africa | 6.1%
Republic of South Africa:
13.500%, 09/15/15	ZAR	5,960	496,690
8.250%, 09/15/17	ZAR	9,620	807,055
5.500%, 03/09/20	USD	2,725	2,970,250
6.750%, 03/31/21	ZAR	25,000	1,945,681
4.665%, 01/17/24	USD	900	924,750
		Principal
	Security	Amount
Description	Currency	(000)	Value

5.875%, 09/16/25	USD	1,725	$1,919,062
10.500%, 12/21/26	ZAR	46,430	4,441,943
8.250%, 03/31/32	ZAR	141,160	11,060,483
6.250%, 03/08/41	USD	700	793,503
			25,359,417
Sri Lanka | 0.8%
Republic of Sri Lanka:
6.250%, 10/04/20	USD	900	923,850
6.250%, 07/27/21	USD	825	839,644
5.875%, 07/25/22	USD	1,600	1,582,000
			3,345,494
Tanzania | 0.3%
United Republic of Tanzania, 6.397%, 03/09/20	USD	1,400	1,433,250

Thailand | 3.3%
Thailand Government Bonds:
3.250%, 06/16/17	THB	35,830	1,096,095
3.875%, 06/13/19	THB	199,890	6,307,911
3.625%, 06/16/23	THB	27,700	864,846
3.850%, 12/12/25	THB	169,910	5,428,549
			13,697,401
Turkey | 6.5%
Republic of Turkey:
7.000%, 03/11/19	USD	2,500	2,815,625
3.250%, 03/23/23	USD	1,000	932,500
6.875%, 03/17/36	USD	2,225	2,586,562
Turkey Government Bonds:
9.000%, 01/27/16	TRY	9,876	3,665,407
9.000%, 03/08/17	TRY	4,015	1,486,843
6.300%, 02/14/18	TRY	15,030	5,195,812
8.500%, 09/14/22	TRY	13,500	4,845,715
8.000%, 03/12/25	TRY	15,850	5,458,583
			26,987,047
Uruguay | 1.1%
Republica Orient Uruguay:
4.500%, 08/14/24	USD	1,485	1,563,891
7.875%, 01/15/33	USD	875	1,180,156
5.100%, 06/18/50	USD	1,950	1,872,000
			4,616,047
Venezuela | 1.1%
Republic of Venezuela:
5.750%, 02/26/16	USD	1,510	1,238,200
6.000%, 12/09/20	USD	1,300	490,750
9.000%, 05/07/23	USD	1,175	464,125
8.250%, 10/13/24	USD	1,625	617,500

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  53

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Debt Portfolio (concluded)

7.650%, 04/21/25	USD	726	$270,435
9.250%, 09/15/27	USD	1,250	537,500
11.950%, 08/05/31	USD	1,375	598,125
7.000%, 03/31/38	USD	382	136,565
			4,353,200
Vietnam | 0.2%
Socialist Republic of Vietnam:
4.800%, 11/19/24	USD	200	200,100
4.800%, 11/19/24 (c)	USD	825	825,413
			1,025,513
Zambia | 0.2%
Republic of Zambia:
5.375%, 09/20/22	USD	950	826,500
8.500%, 04/14/24	USD	195	197,925
			1,024,425
Total Foreign Government Obligations (Identified cost $392,556,485)			374,182,833

Quasi Government Bonds | 3.5%

Azerbaijan | 0.5%
State Oil Co. of the Azerbaijan Republic:
5.450%, 02/09/17	USD	1,600	1,666,000
4.750%, 03/13/23	USD	400	384,500
			2,050,500
Colombia | 0.2%
Emgesa SA ESP, 8.750%, 01/25/21	COP	1,000,000	410,523
Empresas Publicas de Medellin ESP, 8.375%, 02/01/21	COP	1,170,000	477,774
			888,297
Ecuador | 0.1%
EP Petroecuador, 5.912%, 09/24/19	USD	514	457,882

Kazakhstan | 0.6%
KazMunayGas National Co. JSC, 9.125%, 07/02/18	USD	2,050	2,324,188
Description	Security Currency	Principal Amount (000)	Value

Mexico | 0.7%
Petroleos Mexicanos:
3.500%, 07/18/18	USD	700	$720,125
8.000%, 05/03/19	USD	960	1,129,200
5.500%, 06/27/44	USD	475	439,375
5.500%, 06/27/44 (c)	USD	705	650,362
			2,939,062
South Africa | 0.2%
Eskom Holdings, Ltd., 7.850%, 04/02/26	ZAR	9,000	674,353

Tunisia | 0.1%
Banque Centrale de Tunisie SA, 5.750%, 01/30/25	USD	560	546,700

Venezuela | 1.1%
Petroleos de Venezuela SA:
5.000%, 10/28/15	USD	465	454,538
5.250%, 04/12/17	USD	893	449,134
8.500%, 11/02/17	USD	2,150	1,486,187
6.000%, 05/16/24	USD	1,000	360,000
9.750%, 05/17/35	USD	1,850	753,875
5.500%, 04/12/37	USD	2,295	783,169
			4,286,903
Total Quasi Government Bonds (Identified cost $15,939,871)			14,167,885

Description		Shares	Value

Short-Term Investment | 0.8%
State Street Institutional Treasury Money Market Fund (Identified cost $3,507,276)		3,507,276	$3,507,276

Total Investments | 98.5% (Identified cost $427,227,849) (d)			$406,631,821

Cash and Other Assets in Excess of Liabilities | 1.5%			6,291,390

Net Assets | 100.0%			$412,923,211

The accompanying notes are an integral part of these financial statements.

54  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio

Corporate Bonds | 22.4%

Abu Dhabi | 0.3%
ADCB Finance Cayman, Ltd., 4.500%, 03/06/23	USD	975	$999,375

Argentina | 0.5%
YPF SA:
8.750%, 04/04/24	USD	975	982,312
8.500%, 07/28/25	USD	625	618,750
			1,601,062
Brazil | 0.6%
Banco do Brasil SA:
9.000%, 06/18/24 (c), (e)	USD	450	409,365
9.000%, 06/18/24 (e)	USD	625	568,563
Klabin Finance SA, 5.250%, 07/16/24	USD	775	757,562
			1,735,490
Brazil | 1.4%
Petrobras Global Finance BV:
5.750%, 01/20/20	USD	675	668,817
6.850%, 06/05/15	USD	4,475	3,721,611
			4,390,428
Bulgaria | 0.4%
ContourGlobal Power Holdings SA:
7.125%, 06/01/19	USD	450	473,625
7.125%, 06/01/19 (c)	USD	550	578,875
			1,052,500
Chile | 1.4%
AES Gener SA, 5.250%, 08/15/21	USD	425	450,500
Colbun SA, 4.500%, 07/10/24	USD	1,175	1,173,590
ENTEL Chile SA, 4.875%, 10/30/24	USD	1,300	1,300,000
SACI Falabella:
4.375%, 01/27/25	USD	850	845,750
4.375%, 01/27/25 (c)	USD	450	447,750
			4,217,590
China | 1.9%
Agile Property Holdings, Ltd., 9.875%, 03/20/17	USD	500	516,250
Description	Security Currency	Principal Amount (000)	Value

Bank of China, Ltd.:
5.000%, 11/13/24	USD	425	$434,681
5.000%, 11/13/24 (c)	USD	500	511,389
BCP Singapore VI Cayman Financing Co., Ltd., 8.000%, 04/15/21	USD	1,000	1,007,500
Country Garden Holdings Co., Ltd., 7.250%, 04/04/21	USD	975	989,625
ENN Energy Holdings, Ltd., 6.000%, 05/13/21	USD	700	775,036
Green Dragon Gas, Ltd., 10.000%, 11/20/17	USD	400	392,000
Kunlun Energy Co., Ltd.:
2.875%, 05/13/20	USD	475	468,579
2.875%, 05/13/20 (c)	USD	800	789,185
			5,884,245
Colombia | 1.4%
Bancolombia SA, 5.125%, 09/11/22	USD	750	748,500
Grupo Aval, Ltd., 4.750%, 09/26/22	USD	1,250	1,206,250
Millicom International Cellular SA:
6.000%, 03/15/25	USD	750	727,500
6.000%, 03/15/25 (c)	USD	1,050	1,018,500
Oleoducto Central SA, 4.000%, 05/07/21	USD	575	572,470
			4,273,220
Georgia | 0.5%
Bank of Georgia JSC, 7.750%, 07/05/17	USD	1,450	1,511,625

Guatemala | 0.9%
Comcel Trust, 6.875%, 02/06/24	USD	925	978,188
Industrial Senior Trust, 5.500%, 11/01/22	USD	1,675	1,622,212
			2,600,400
Hong Kong | 0.5%
FPC Finance, Ltd., 6.000%, 06/28/19	USD	550	589,875
HPHT Finance 15, Ltd., 2.875%, 03/17/20	USD	300	299,837
The Bank of East Asia, Ltd., 6.125%, 07/16/20	USD	550	617,189
			1,506,901

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  55

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

India | 1.2%
Bharti Airtel International Netherlands BV, 5.125%, 03/11/23	USD	925	$967,938
GCX, Ltd., 7.000%, 08/01/19	USD	1,125	1,139,063
Greenko Dutch BV, 8.000%, 08/01/19	USD	600	560,634
ICICI Bank, Ltd.:
4.800%, 05/22/19	USD	350	371,460
5.750%, 11/16/20	USD	625	693,855
			3,732,950
Indonesia | 0.6%
PT Berau Coal Energy Tbk, 7.250%, 03/13/17	USD	1,700	1,032,750
Theta Capital Pte, Ltd., 6.125%, 11/14/20	USD	650	658,125
			1,690,875
Iraq | 0.5%
Genel Energy Finance PLC, 7.500%, 05/14/19	USD	1,800	1,629,000

Israel | 0.2%
Pontis III, Ltd., 0.000%, 06/08/25 (c), (f)	USD	525	522,375

Jamaica | 0.2%
Digicel, Ltd., 6.000%, 04/15/21	USD	650	627,250

Kuwait | 0.3%
Burgan Finance No. 1 Jersey, Ltd., 7.875%, 09/29/20	USD	875	1,012,813

Luxembourg | 0.2%
Altice Financing SA, 6.625%, 02/15/23 (c)	USD	550	547,415

Mexico | 1.6%
Alfa SAB de CV, 5.250%, 03/25/24	USD	350	358,750
Cemex SAB de CV, 6.125%, 05/05/25 (c)	USD	1,600	1,576,000
Credito Real SAB de CV, 7.500%, 03/13/19	USD	1,175	1,236,687
Description	Security Currency	Principal Amount (000)	Value

JB y Co. SA de CV, 3.750%, 05/13/25	USD	675	$657,298
Sixsigma Networks Mexico SA de CV:
8.250%, 11/07/21	USD	775	801,156
8.250%, 11/07/21 (c)	USD	250	258,438
			4,888,329
Panama | 0.5%
Global Bank Corp.:
5.125%, 10/30/19	USD	1,050	1,070,191
5.125%, 10/30/19 (c)	USD	450	458,654
			1,528,845
Paraguay | 0.3%
Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	USD	950	990,375

Peru | 1.0%
Banco de Credito del Peru, 6.125%, 04/24/27	USD	1,375	1,466,094
Cementos Pacasmayo SAA, 4.500%, 02/08/23	USD	475	451,250
Consorcio Transmantaro SA, 4.375%, 05/07/23	USD	1,225	1,218,875
			3,136,219
Philippines | 0.3%
Energy Development Corp., 6.500%, 01/20/21	USD	250	276,570
SM Investments Corp., 4.250%, 10/17/19	USD	650	659,906
			936,476
Qatar | 0.2%
CBQ Finance, Ltd., 2.875%, 06/24/19	USD	650	662,487

Russia | 1.1%
Gazprom OAO Via Gaz Capital SA, 4.300%, 11/12/15	USD	900	907,875
Phosagro OAO, 4.204%, 02/13/18	USD	550	528,825
Sberbank of Russia Via SB Capital SA, 5.717%, 06/16/21	USD	850	811,750
Sibur Securities, Ltd., 3.914%, 01/31/18	USD	1,150	1,076,687
			3,325,137

The accompanying notes are an integral part of these financial statements.

56  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

Singapore | 1.0%
BOC Aviation Pte, Ltd., 3.000%, 03/30/20 (c)	USD	800	$788,247
Flextronics International, Ltd., 4.625%, 02/15/20	USD	625	641,406
HPHT Finance 15, Ltd., 2.875%, 03/17/20 (c)	USD	975	974,471
Oversea-Chinese Banking Corp., Ltd., 3.750%, 11/15/22	USD	600	619,806
			3,023,930
South Africa | 0.9%
AngloGold Ashanti Holdings PLC, 8.500%, 07/30/20	USD	625	690,625
Myriad International Holdings BV, 6.000%, 07/18/20	USD	1,250	1,371,875
Petra Diamonds US Treasury PLC, 8.250%, 05/31/20 (c)	USD	725	745,844
			2,808,344
South Korea | 0.2%
Shinhan Bank, 2.250%, 04/15/20	USD	625	617,606

Thailand | 0.8%
PTT Exploration & Production Public Co. Ltd., 4.875%, 06/18/19 (e)	USD	1,625	1,637,187
Siam Commercial Bank Public Co. Ltd., 3.500%, 04/07/19	USD	700	719,583
			2,356,770
Turkey | 1.1%
Akbank TAS, 5.000%, 10/24/22	USD	750	742,500
KOC Holding AS, 3.500%, 04/24/20	USD	775	758,337
Turkiye Halk Bankasi AS:
4.750%, 02/11/21	USD	200	197,250
4.750%, 02/11/21 (c)	USD	1,075	1,060,219
Turkiye Sise ve Cam Fabrikalari AS, 4.250%, 05/09/20	USD	675	666,563
			3,424,869
United Arab Emirates | 0.3%
Dolphin Energy, Ltd., 5.888%, 06/15/19	USD	840	915,211
Description	Security Currency	Principal Amount (000)	Value

Uruguay | 0.1%
Navios South American Logistics, Inc., 7.250%, 05/01/22	USD	221	$212,160

Total Corporate Bonds (Identified cost $68,956,187)			68,362,272

Foreign Government Obligations | 58.6%

Angola | 0.3%
Republic of Angola Northern Lights III BV, 7.000%, 08/16/19	USD	775	775,000

Bolivia | 0.5%
Bolivia Government Bonds:
4.875%, 10/29/22	USD	590	597,375
5.950%, 08/22/23	USD	1,000	1,063,750
			1,661,125
Brazil | 4.1%
Brazil NTN-B, 6.000%, 08/15/50	BRL	1,900	1,616,309
Brazil NTN-F, 10.000%, 01/01/25	BRL	23,000	6,387,057
Federal Republic of Brazil:
4.250%, 01/07/25	USD	1,550	1,494,588
5.000%, 01/27/45	USD	3,350	2,910,312
			12,408,266
Chile | 0.5%
Republic of Chile:
3.125%, 03/27/25	USD	525	527,625
3.625%, 10/30/42	USD	1,075	962,125
			1,489,750
Colombia | 2.0%
Republic of Colombia:
7.375%, 03/18/19	USD	930	1,082,288
4.000%, 02/26/24	USD	1,305	1,301,737
5.625%, 02/26/44	USD	2,885	2,931,881
5.000%, 06/15/45	USD	775	719,781
			6,035,687
Congo | 1.5%
Republic of Congo, 4.000%, 06/30/29 (f)	USD	4,968	4,485,698

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  57

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

Costa Rica | 0.5%
Republic of Costa Rica:
4.250%, 01/26/23	USD	750	$697,031
5.625%, 04/30/43	USD	1,030	860,050
			1,557,081
Croatia | 1.0%
Croatia:
6.250%, 04/27/17	USD	250	265,000
6.750%, 11/05/19	USD	1,365	1,506,619
6.625%, 07/14/20	USD	1,275	1,399,312
			3,170,931
Dominican Republic | 1.1%
Dominican Republic:
7.500%, 05/06/21	USD	450	506,250
5.500%, 01/27/25	USD	550	554,125
5.500%, 01/27/25 (c)	USD	600	604,500
6.850%, 01/27/45 (c)	USD	1,500	1,541,250
			3,206,125
Ecuador | 0.9%
Republic of Ecuador:
10.500%, 03/24/20 (c)	USD	1,205	1,214,038
7.950%, 06/20/24	USD	1,675	1,505,406
			2,719,444
Egypt | 1.0%
Arab Republic of Egypt, 5.875%, 06/11/25 (c)	USD	3,100	3,026,375

El Salvador | 0.5%
Republic of El Salvador:
7.375%, 12/01/19	USD	580	633,287
6.375%, 01/18/27	USD	700	683,375
6.375%, 01/18/27 (c)	USD	275	268,469
			1,585,131
Georgia | 0.5%
Republic of Georgia, 6.875%, 04/12/21	USD	1,495	1,610,863

Guatemala | 0.3%
Republic of Guatemala,
4.875%, 02/13/28	USD	825	814,333

Hungary | 2.8%
Hungary:
6.375%, 03/29/21	USD	1,650	1,877,700
Description	Security Currency	Principal Amount (000)	Value

5.750%, 11/22/23	USD	1,700	$1,895,500
7.625%, 03/29/41	USD	1,700	2,264,851
Hungary Government Bonds:
6.000%, 11/24/23	HUF	98,500	403,334
3.000%, 06/26/24	HUF	304,900	1,007,651
5.500%, 06/24/25	HUF	230,300	923,541
			8,372,577
Indonesia | 5.3%
Indonesia Government Bonds:
8.375%, 09/15/26	IDR	49,450,000	3,721,759
8.375%, 03/15/34	IDR	45,694,000	3,401,114
Perusahaan Penerbit SBSN Indonesia III, 4.325%, 05/28/25 (c)	USD	4,900	4,787,300
Republic of Indonesia:
3.750%, 04/25/22	USD	750	740,437
8.500%, 10/12/35	USD	375	507,938
7.750%, 01/17/38	USD	750	957,375
5.250%, 01/17/42	USD	200	193,900
6.750%, 01/15/44	USD	775	901,325
5.125%, 01/15/45	USD	1,025	979,644
			16,190,792
Ivory Coast | 1.5%
Ivory Coast:
6.375%, 03/03/28	USD	1,925	1,888,425
6.375%, 03/03/28 (c)	USD	1,105	1,084,005
5.750%, 12/31/32	USD	1,665	1,577,587
			4,550,017
Kazakhstan | 0.2%
Republic of Kazakhstan:
3.875%, 10/14/24	USD	300	283,133
4.875%, 10/14/44	USD	225	194,906
			478,039
Kenya | 0.5%
Republic of Kenya:
5.875%, 06/24/19	USD	400	408,800
6.875%, 06/24/24	USD	1,175	1,198,500
			1,607,300
Malaysia | 0.5%
Malaysia Sovereign Sukuk Berhad, 3.043%, 04/22/25	USD	1,550	1,546,203

Mexico | 2.3%
Mexican Bonos, 10.000%, 12/05/24	MXN	29,766	2,430,838
United Mexican States: 5.625%, 01/15/17	USD	1,150	1,227,337

The accompanying notes are an integral part of these financial statements.

58  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

4.000%, 10/02/23	USD	1,000	$1,030,000
3.600%, 01/30/25	USD	400	395,400
6.050%, 01/11/40	USD	400	456,000
4.750%, 03/08/44	USD	750	717,188
5.550%, 01/21/45	USD	375	401,719
4.600%, 01/23/46	USD	375	349,219
			7,007,701
Morocco | 0.5%
Kingdom of Morocco:
4.250%, 12/11/22	USD	850	870,187
5.500%, 12/11/42	USD	685	697,844
			1,568,031
Nigeria | 0.7%
Republic of Nigeria:
5.125%, 07/12/18	USD	300	301,500
6.750%, 01/28/21	USD	925	957,375
6.375%, 07/12/23	USD	975	979,875
			2,238,750
Panama | 1.0%
Republic of Panama:
4.000%, 09/22/24	USD	375	379,219
3.750%, 03/16/25	USD	1,900	1,881,000
6.700%, 01/26/36	USD	625	774,218
			3,034,437
Paraguay | 1.0%
Republic of Paraguay:
4.625%, 01/25/23	USD	650	659,750
6.100%, 08/11/44	USD	1,810	1,852,987
6.100%, 08/11/44 (c)	USD	550	563,063
			3,075,800
Peru | 1.2%
Republic of Peru:
7.350%, 07/21/25	USD	1,375	1,799,875
6.550%, 03/14/37	USD	900	1,122,750
5.625%, 11/18/50	USD	701	783,367
			3,705,992
Philippines | 2.0%
Republic of Philippines:
4.200%, 01/21/24	USD	1,050	1,146,600
5.500%, 03/30/26	USD	1,525	1,799,881
3.950%, 01/20/40	USD	3,050	3,085,075
			6,031,556
Description	Security Currency	Principal Amount (000)	Value

Poland | 1.3%
Poland Government Bonds:
4.000%, 10/25/23	PLN	7,900	$2,222,926
3.250%, 07/25/25	PLN	6,500	1,720,944
			3,943,870
Portugal | 3.5%
Republic of Portugal:
5.125%, 10/15/24	USD	7,295	7,477,959
5.125%, 10/15/24 (c)	USD	3,225	3,305,883
			10,783,842
Romania | 1.1%
Romania Government Bonds:
6.750%, 02/07/22	USD	1,900	2,226,562
6.125%, 01/22/44	USD	974	1,100,620
			3,327,182
Russia | 2.6%
Russia Foreign Bonds:
4.875%, 09/16/23	USD	1,600	1,586,000
5.625%, 04/04/42	USD	1,600	1,512,000
Russia Government Bonds - OFZ:
7.500%, 02/27/19	RUB	76,600	1,253,139
6.700%, 05/15/19	RUB	71,000	1,123,192
7.000%, 08/16/23	RUB	172,800	2,498,766
			7,973,097
Rwanda | 0.8%
Republic of Rwanda, 6.625%, 05/02/23	USD	2,390	2,409,729

Senegal | 0.5%
Republic of Senegal, 8.750%, 05/13/21	USD	1,450	1,622,188

Serbia | 1.1%
Republic of Serbia:
4.875%, 02/25/20	USD	885	897,169
7.250%, 09/28/21	USD	2,065	2,320,543
			3,217,712
Slovenia | 2.5%
Republic of Slovenia, 5.250%, 02/18/24	USD	6,865	7,499,846

South Africa | 4.3%
Republic of South Africa:
6.875%, 05/27/19	USD	1,740	1,983,600
7.250%, 01/15/20	ZAR	19,000	1,531,270
5.500%, 03/09/20	USD	175	90,750

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  59

Description	Security Currency	Principal Amount (000)	Value

Lazard Explorer Total Return Portfolio (continued)

10.500%, 12/21/26	ZAR	66,950	$6,405,085
8.250%, 03/31/32	ZAR	27,220	2,132,802
5.375%, 07/24/44	USD	875	877,187
			13,120,694
Sri Lanka | 0.5%
Republic of Sri Lanka:
6.250%, 07/27/21	USD	750	763,313
5.875%, 07/25/22	USD	775	766,281
			1,529,594
Turkey | 3.2%
Turkey Government Bonds:
9.000%, 03/08/17	TRY	8,500	3,147,737
7.400%, 02/05/20	TRY	14,800	5,113,541
8.000%, 03/12/25	TRY	4,610	1,587,638
			9,848,916
Uruguay | 1.5%
Republica Orient Uruguay:
4.500%, 08/14/24	USD	725	763,516
7.625%, 03/21/36	USD	775	1,038,500
4.125%, 11/20/45	USD	150	129,000
5.100%, 06/18/50	USD	2,800	2,688,000
			4,619,016
Venezuela | 1.0%
Republic of Venezuela:
6.000%, 12/09/20	USD	1,950	736,125
12.750%, 08/23/22	USD	675	317,250
9.000%, 05/07/23	USD	1,750	691,250
8.250%, 10/13/24	USD	325	123,500
7.650%, 04/21/25	USD	1,225	456,312
11.750%, 10/21/26	USD	775	339,063
9.250%, 09/15/27	USD	1,150	494,500
			3,158,000
Vietnam | 0.5%
Socialist Republic of Vietnam, 4.800%, 11/19/24	USD	1,555	1,555,778

Total Foreign Government Obligations (Identified cost $181,978,959)			178,562,468

Quasi Government Bonds | 3.1%

Ecuador | 0.1%
EP Petroecuador, 5.912%, 09/24/19	USD	291	258,803
Description	Security Currency	Principal Amount (000)	Value

Mexico | 0.7%
Petroleos Mexicanos:
5.500%, 06/27/44	USD	1,190	$1,100,750
5.500%, 06/27/44 (c)	USD	1,195	1,102,388
			2,203,138
South Korea | 0.2%
Korea Gas Corp., 2.250%, 07/25/17	USD	600	607,513

Tunisia | 1.0%
Banque Centrale de Tunisie SA:
5.750%, 01/30/25	USD	650	634,562
5.750%, 01/30/25 (c)	USD	2,495	2,435,744
			3,070,306
Venezuela | 1.1%
Petroleos de Venezuela SA:
8.500%, 11/02/17	USD	1,625	1,123,281
12.750%, 02/17/22	USD	625	311,562
6.000%, 05/16/24	USD	2,575	927,000
6.000%, 11/15/26	USD	2,625	928,594
			3,290,437
Total Quasi Government Bonds (Identified cost $10,286,506)			9,430,197

Description		Shares	Value

Warrant | 0.0%

Iraq | 0.0%
Gulf Keystone Petroleum, Ltd. Expires 04/18/17 (Identified cost $0)		96,000	$0

Short-Term Investment | 12.4%
State Street Institutional Treasury Money Market Fund (Identified cost $37,797,167)		37,797,167	37,797,167

Total Investments | 96.5% (Identified cost $299,018,819) (d), (g)			$294,152,104

Cash and Other Assets in Excess of Liabilities | 3.5%			10,795,340

Net Assets | 100.0%			$304,947,444

The accompanying notes are an integral part of these financial statements.

60  Semi-Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at June 30, 2015:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
AUD	SCB	07/22/15	5,112,221	$3,920,000	$3,939,988	$19,988	$—
BRL	BRC	07/02/15	1,138,055	366,807	366,040	—	767
BRL	BRC	07/02/15	2,831,400	912,589	910,681	—	1,908
BRL	BRC	07/02/15	4,016,180	1,294,456	1,291,750	—	2,706
BRL	BRC	08/04/15	1,138,055	362,259	361,825	—	434
BRL	JPM	07/02/15	2,047,031	660,652	658,400	—	2,252
BRL	JPM	07/02/15	4,016,180	1,294,456	1,291,750	—	2,706
BRL	JPM	07/22/15	3,112,481	990,542	994,063	3,521	—
BRL	SCB	07/02/15	1,138,055	366,807	366,040	—	767
BRL	SCB	07/02/15	1,639,919	529,348	527,458	—	1,890
BRL	SCB	07/02/15	4,016,180	1,294,456	1,291,750	—	2,706
BRL	SCB	07/02/15	8,598,780	2,760,000	2,765,681	5,681	—
BRL	SCB	07/02/15	10,024,555	3,267,957	3,224,263	—	43,694
BRL	SCB	07/22/15	4,733,575	1,540,000	1,511,807	—	28,193
BRL	SCB	07/22/15	4,748,975	1,540,000	1,516,726	—	23,274
BRL	SCB	08/04/15	1,138,055	362,542	361,825	—	717
BRL	UBS	07/02/15	1,138,055	366,807	366,040	—	767
BRL	UBS	07/02/15	4,016,180	1,294,456	1,291,750	—	2,706
BRL	UBS	08/04/15	1,138,055	362,554	361,825	—	729
CLP	JPM	07/13/15	324,405,001	513,462	506,932	—	6,530
CLP	JPM	07/22/15	216,509,614	342,308	338,063	—	4,245
CLP	SCB	07/13/15	1,338,952,891	2,120,596	2,092,313	—	28,283
CLP	SCB	07/22/15	931,416,656	1,473,635	1,454,332	—	19,303
COP	BRC	08/13/15	1,959,763,354	766,131	748,902	—	17,229
COP	JPM	08/13/15	2,624,377,794	1,026,350	1,002,877	—	23,473
COP	SCB	07/13/15	8,970,754,150	3,550,000	3,439,383	—	110,617
COP	SCB	08/13/15	1,954,167,613	763,869	746,764	—	17,105
COP	SCB	08/13/15	2,004,184,031	783,650	765,877	—	17,773
EUR	BRC	07/22/15	981,771	1,113,671	1,094,813	—	18,858
EUR	SCB	07/22/15	1,048,229	1,189,059	1,168,924	—	20,135
EUR	SCB	08/13/15	536,320	598,292	598,251	—	41
HUF	BRC	07/13/15	342,981,351	1,256,434	1,211,920	—	44,514
HUF	JPM	07/13/15	233,552,334	855,691	825,254	—	30,437
HUF	SCB	07/13/15	195,988,459	717,874	692,522	—	25,352
IDR	BRC	07/13/15	17,779,099,403	1,329,278	1,330,872	1,594	—
IDR	BRC	07/22/15	23,755,642,686	1,766,087	1,775,005	8,918	—
IDR	JPM	07/13/15	21,500,110,328	1,606,884	1,609,412	2,528	—
IDR	JPM	07/22/15	23,755,642,686	1,769,507	1,775,005	5,498	—
IDR	SCB	07/13/15	17,846,743,877	1,333,837	1,335,935	2,098	—
IDR	SCB	07/22/15	23,755,642,686	1,767,533	1,775,005	7,472	—
IDR	UBS	07/22/15	23,755,642,686	1,764,907	1,775,006	10,099	—
INR	BRC	07/22/15	125,170,500	1,939,275	1,957,970	18,695	—
INR	BRC	07/24/15	47,300,238	741,499	739,603	—	1,896

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  61

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at June 30, 2015 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (continued)
INR	BRC	07/24/15	94,570,818	$1,482,999	$1,478,744	$—	$4,255
INR	JPM	07/22/15	57,681,000	893,725	902,271	8,546	—
INR	JPM	07/24/15	54,525,198	855,096	852,576	—	2,520
INR	SCB	07/22/15	125,190,000	1,939,727	1,958,275	18,548	—
INR	SCB	07/24/15	94,359,253	1,478,985	1,475,435	—	3,550
INR	SCB	07/24/15	100,270,488	1,571,421	1,567,866	—	3,555
MXN	BRC	07/13/15	2,168,656	137,770	137,869	99	—
MXN	BRC	07/22/15	12,003,829	785,884	762,641	—	23,243
MXN	BRC	07/22/15	24,083,025	1,555,982	1,530,071	—	25,911
MXN	JPM	07/22/15	24,083,025	1,556,053	1,530,072	—	25,981
MXN	SCB	07/13/15	2,168,656	137,822	137,870	48	—
MXN	SCB	07/13/15	16,752,340	1,100,000	1,065,009	—	34,991
MXN	SCB	07/22/15	11,518,743	754,116	731,822	—	22,294
MXN	SCB	07/22/15	24,083,025	1,555,952	1,530,071	—	25,881
MXN	UBS	07/22/15	24,083,025	1,555,404	1,530,071	—	25,333
MYR	BRC	07/13/15	3,799,816	1,010,321	1,006,239	—	4,082
MYR	BRC	07/22/15	5,476,428	1,457,349	1,449,183	—	8,166
MYR	JPM	07/13/15	10,070,055	2,696,133	2,666,676	—	29,457
MYR	JPM	07/22/15	7,150,161	1,902,651	1,892,090	—	10,561
MYR	JPM	08/13/15	6,508,546	1,740,951	1,719,419	—	21,532
MYR	SCB	07/13/15	951,378	252,054	251,937	—	117
MYR	SCB	07/13/15	3,789,982	1,007,625	1,003,634	—	3,991
MYR	SCB	07/13/15	8,156,745	2,183,867	2,160,007	—	23,860
MYR	SCB	08/13/15	2,655,400	710,000	701,500	—	8,500
MYR	SCB	08/13/15	2,876,335	770,000	759,866	—	10,134
MYR	SCB	08/13/15	4,968,649	1,329,049	1,312,611	—	16,438
NGN	SCB	04/25/16	94,782,810	412,099	422,800	10,701	—
PEN	SCB	07/13/15	2,912,260	920,000	914,568	—	5,432
PHP	BRC	07/13/15	10,428,200	230,000	231,124	1,124	—
PHP	SCB	07/13/15	19,423,100	430,000	430,481	481	—
PHP	SCB	07/22/15	70,022,000	1,538,776	1,551,179	12,403	—
PLN	BRC	07/13/15	4,195,353	1,147,568	1,115,484	—	32,084
PLN	BRC	08/13/15	5,657,609	1,537,269	1,503,018	—	34,251
PLN	JPM	07/13/15	4,994,153	1,367,381	1,327,874	—	39,507
PLN	SCB	07/13/15	6,925,656	1,895,052	1,841,432	—	53,620
PLN	SCB	08/13/15	2,244,800	610,000	596,360	—	13,640
PLN	SCB	08/13/15	2,820,125	770,000	749,203	—	20,797
PLN	SCB	08/13/15	5,641,218	1,532,732	1,498,664	—	34,068
RON	BRC	07/13/15	2,821,964	717,692	702,986	—	14,706
RON	JPM	07/13/15	3,357,442	854,170	836,380	—	17,790
RON	SCB	07/13/15	4,831,930	1,228,139	1,203,693	—	24,446
RUB	JPM	07/23/15	37,350,857	685,714	671,478	—	14,236
RUB	JPM	07/23/15	61,420,246	1,123,884	1,104,187	—	19,697

The accompanying notes are an integral part of these financial statements.

62  Semi-Annual Report

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at June 30, 2015 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (concluded)
RUB	SCB	07/13/15	39,091,500	$730,000	$705,510	$—	$24,490
RUB	SCB	07/13/15	99,398,685	1,720,817	1,793,915	73,098	—
RUB	SCB	07/23/15	29,652,685	544,285	533,083	—	11,202
RUB	SCB	07/23/15	57,685,071	1,056,116	1,037,037	—	19,079
SGD	JPM	07/13/15	3,128,029	2,340,901	2,322,093	—	18,808
SGD	SCB	07/13/15	1,655,746	1,239,099	1,229,143	—	9,956
THB	BRC	07/13/15	67,328,416	1,999,656	1,992,703	—	6,953
THB	JPM	07/13/15	28,763,100	854,074	851,294	—	2,780
THB	SCB	07/13/15	24,449,858	726,269	723,636	—	2,633
THB	SCB	07/22/15	52,335,750	1,550,000	1,548,482	—	1,518
THB	SCB	07/22/15	54,337,500	1,610,000	1,607,709	—	2,291
TRY	BRC	07/13/15	4,090,521	1,497,630	1,520,949	23,319	—
TRY	BRC	08/13/15	2,504,390	921,510	923,002	1,492	—
TRY	JPM	07/13/15	4,923,083	1,804,947	1,830,514	25,567	—
TRY	SCB	07/13/15	4,444,493	1,627,424	1,652,564	25,140	—
TRY	SCB	08/13/15	901,434	333,667	332,227	—	1,440
TRY	SCB	08/13/15	2,496,638	918,489	920,145	1,656	—
TRY	UBS	08/13/15	1,178,885	436,334	434,483	—	1,851
ZAR	BRC	07/13/15	18,040,395	1,478,030	1,480,072	2,042	—
ZAR	JPM	07/13/15	23,020,877	1,877,891	1,888,682	10,791	—
ZAR	SCB	07/13/15	9,001,462	737,039	738,499	1,460	—
ZAR	SCB	07/13/15	9,010,306	737,040	739,225	2,185	—
ZAR	SCB	07/13/15	13,946,076	1,140,000	1,144,166	4,166	—
ZAR	SCB	07/22/15	10,145,358	829,391	831,057	1,666	—
ZAR	SCB	07/22/15	17,781,512	1,443,000	1,456,573	13,573	—
ZAR	SCB	07/22/15	28,196,776	2,303,376	2,309,739	6,363	—
Total Forward Currency Purchase Contracts				$136,454,914	$135,521,840	$330,560	$1,263,634
Forward Currency Sale Contracts
AUD	BRC	07/22/15	1,681,946	$1,303,553	$1,296,275	$7,278	$—
AUD	SCB	07/22/15	1,681,946	1,303,575	1,296,275	7,300	—
AUD	UBS	07/22/15	1,681,946	1,303,920	1,296,275	7,645	—
BRL	BRC	07/02/15	1,138,055	366,346	366,040	306	—
BRL	BRC	07/02/15	2,831,400	900,000	910,682	—	10,682
BRL	BRC	07/02/15	4,016,180	1,249,201	1,291,750	—	42,549
BRL	BRC	07/22/15	2,115,865	684,635	675,764	8,871	—
BRL	JPM	07/02/15	2,047,031	659,779	658,400	1,379	—
BRL	JPM	07/02/15	4,016,180	1,249,706	1,291,750	—	42,044
BRL	JPM	07/22/15	1,351,705	430,000	431,707	—	1,707
BRL	JPM	07/22/15	2,643,505	855,365	844,282	11,083	—
BRL	SCB	07/02/15	1,138,055	366,641	366,040	601	—
BRL	SCB	07/02/15	1,639,919	528,563	527,458	1,105	—
BRL	SCB	07/02/15	4,016,180	1,248,812	1,291,750	—	42,938
BRL	SCB	07/02/15	8,598,780	2,771,475	2,765,681	5,794	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  63

Lazard Explorer Total Return Portfolio (continued)

Forward Currency Contracts open at June 30, 2015 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (continued)
BRL	SCB	07/02/15	10,024,555	$3,231,018	$3,224,263	$6,755	$—
BRL	SCB	07/22/15	1,084,163	345,000	346,259	—	1,259
BRL	SCB	07/22/15	2,438,150	775,000	778,695	—	3,695
BRL	SCB	07/22/15	3,112,481	988,968	994,063	—	5,095
BRL	UBS	07/02/15	1,138,055	366,641	366,040	601	—
BRL	UBS	07/02/15	4,016,180	1,249,978	1,291,750	—	41,772
CAD	JPM	07/22/15	641,823	519,935	513,736	6,199	—
CAD	SCB	07/22/15	489,383	396,541	391,718	4,823	—
CLP	BRC	07/13/15	836,022,000	1,320,000	1,306,409	13,591	—
CLP	BRC	07/22/15	476,522,594	756,386	744,052	12,334	—
CLP	SCB	07/13/15	835,758,000	1,320,000	1,305,996	14,004	—
CLP	SCB	07/22/15	493,794,948	783,615	771,021	12,594	—
CLP	SCB	07/22/15	1,158,121,233	1,818,372	1,808,313	10,059	—
COP	BRC	07/13/15	5,041,622,353	1,916,056	1,932,956	—	16,900
COP	JPM	07/22/15	3,481,075,550	1,373,232	1,333,400	39,832	—
COP	SCB	07/13/15	4,008,108,000	1,522,317	1,536,707	—	14,390
COP	SCB	07/22/15	1,652,625,000	650,000	633,026	16,974	—
COP	SCB	07/22/15	3,481,075,550	1,363,097	1,333,401	29,696	—
EUR	SCB	07/22/15	536,488	598,291	598,260	31	—
EUR	SCB	07/22/15	2,020,000	2,303,376	2,252,586	50,790	—
EUR	SCB	08/13/15	5,058,919	5,584,055	5,643,087	—	59,032
HUF	BRC	07/13/15	267,600,000	960,000	945,561	14,439	—
HUF	SCB	07/13/15	517,415,700	1,835,003	1,828,281	6,722	—
IDR	BRC	07/13/15	28,660,725,000	2,123,803	2,145,427	—	21,624
IDR	BRC	07/22/15	22,846,512,629	1,697,616	1,707,076	—	9,460
IDR	SCB	07/13/15	28,660,725,000	2,117,683	2,145,427	—	27,744
IDR	SCB	07/22/15	22,779,492,140	1,692,384	1,702,068	—	9,684
INR	BRC	07/22/15	60,964,625	952,721	953,635	—	914
INR	SCB	07/22/15	96,435,702	1,507,279	1,508,489	—	1,210
MXN	BRC	07/13/15	21,314,464	1,360,000	1,355,040	4,960	—
MYR	BRC	07/13/15	9,201,023	2,431,239	2,436,545	—	5,306
MYR	BRC	07/22/15	6,344,910	1,683,268	1,679,003	4,265	—
MYR	SCB	07/13/15	9,201,023	2,430,340	2,436,545	—	6,205
MYR	SCB	07/22/15	6,374,059	1,691,405	1,686,716	4,689	—
NGN	SCB	04/25/16	94,782,810	397,413	422,801	—	25,388
PEN	JPM	07/13/15	2,919,735	921,284	916,915	4,369	—
PHP	BRC	07/13/15	10,178,650	223,805	225,593	—	1,788
PLN	BRC	07/13/15	8,126,034	2,173,178	2,160,595	12,583	—
PLN	SCB	07/13/15	8,126,035	2,170,822	2,160,596	10,226	—
RON	BRC	07/13/15	3,533,278	890,000	880,183	9,817	—
RON	SCB	07/13/15	3,730,707	930,931	929,365	1,566	—
RON	UBS	07/13/15	3,905,645	974,779	972,944	1,835	—

The accompanying notes are an integral part of these financial statements.

64  Semi-Annual Report

Lazard Explorer Total Return Portfolio (concluded)

Forward Currency Contracts open at June 30, 2015 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
RUB	SCB	07/13/15	139,938,500	$2,421,919	$2,525,563	$—	$103,644
RUB	SCB	07/23/15	1,588,412	28,946	28,556	390	—
RUB	SCB	07/23/15	67,000,000	1,217,961	1,204,498	13,463	—
SGD	BRC	07/13/15	3,409,745	2,509,010	2,531,224	—	22,214
SGD	BRC	07/22/15	1,760,343	1,306,298	1,306,609	—	311
SGD	JPM	07/22/15	1,760,343	1,306,643	1,306,609	34	—
SGD	SCB	07/13/15	1,409,377	1,040,000	1,046,251	—	6,251
SGD	SCB	07/22/15	1,760,343	1,307,129	1,306,610	519	—
THB	BRC	07/13/15	17,185,250	508,064	508,628	—	564
THB	BRC	07/22/15	35,560,211	1,052,167	1,052,136	31	—
THB	JPM	07/22/15	35,560,211	1,051,377	1,052,136	—	759
THB	SCB	07/13/15	103,636,080	3,060,000	3,067,292	—	7,292
THB	SCB	07/22/15	35,560,212	1,052,295	1,052,136	159	—
TRY	BRC	07/13/15	3,827,702	1,419,824	1,423,227	—	3,403
TRY	BRC	07/13/15	6,795,451	2,519,353	2,526,703	—	7,350
TRY	SCB	07/13/15	4,367,996	1,620,176	1,624,120	—	3,944
TRY	SCB	07/13/15	6,795,451	2,519,820	2,526,703	—	6,883
TRY	SCB	08/13/15	400,867	147,502	147,741	—	239
TWD	BRC	07/22/15	48,203,825	1,560,701	1,562,449	—	1,748
TWD	SCB	07/22/15	57,367,500	1,856,914	1,859,476	—	2,562
ZAR	BRC	07/13/15	30,130,957	2,385,344	2,472,008	—	86,664
ZAR	BRC	07/22/15	13,671,159	1,113,672	1,119,873	—	6,201
ZAR	SCB	07/13/15	30,130,956	2,384,174	2,472,008	—	87,834
ZAR	SCB	07/22/15	11,615,763	931,691	951,505	—	19,814
ZAR	SCB	07/22/15	14,594,704	1,189,059	1,195,525	—	6,466
Total Forward Currency Sale Contracts				$113,078,441	$113,484,258	359,712	765,529
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$690,272	$2,029,163

Credit Default Swap Agreements open at June 30, 2015:

Referenced Obligation	Counterparty	Notional Amount	Expiration Date	Receive (Pay) Rate	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation

Republic of Turkey	BRC	2,335,000	06/20/20	(1.000)%	$125,675	$132,664	$—	$6,989
Republic of Turkey	BRC	5,625,000	06/20/20	(1.000)	302,750	295,300	7,450	—
Republic of Turkey	BRC	4,880,000	06/20/20	(1.000)	262,652	263,864	—	1,212
Republic of Turkey	BRC	2,730,000	06/20/20	(1.000)	146,935	148,822	—	1,887
Russian Federation	BRC	2,335,000	06/20/20	1.000	(243,470)	(251,034)	7,564	—
Russian Federation	BRC	5,625,000	06/20/20	1.000	(586,517)	(568,365)	—	18,152
Russian Federation	BRC	4,880,000	06/20/20	1.000	(508,836)	(522,791)	13,955	—
Russian Federation	BRC	2,730,000	06/20/20	1.000	(284,656)	(284,148)	—	508
Total Credit Default Swap Agreements					$(785,467)	$(785,688)	$28,969	$28,748

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  65

Description	Security Currency	Principal Amount (000)	Value

Lazard Emerging Markets Income Portfolio

Foreign Government Obligations | 14.1%

Brazil | 3.1%
Brazil NTN-B, 6.000%, 08/15/16	BRL	220	$186,108
Brazil NTN-F, 10.000%, 01/01/17	BRL	940	287,254
			473,362
Hungary | 0.4%
Hungary Government Bond, 7.500%, 11/12/20	HUF	14,700	63,325

Indonesia | 0.3%
Indonesia Government Bond, 7.875%, 04/15/19	IDR	650,000	48,463

Malaysia | 1.2%
Bank Negara Monetary Note, 0.000%, 08/04/15	MYR	700	184,999

Mexico | 2.5%
Mexican Bonos, 4.750%, 06/14/18	MXN	900	57,494
Mexican Udibonos, 2.500%, 12/10/20	MXN	5,118	330,297
			387,791
Romania | 2.0%
Romania Government Bonds:
5.850%, 04/26/23	RON	1,060	295,738
5.800%, 07/26/27	RON	30	8,327
			304,065
Singapore | 1.7%
Singapore Government Bond, 2.875%, 07/01/15	SGD	355	263,552

South Africa | 2.9%
Republic of South Africa, 8.000%, 12/21/18	ZAR	5,400	449,697

Total Foreign Government Obligations (Identified cost $2,316,176)			2,175,254
Description	Security Currency	Principal Amount (000)	Value

Supranationals | 0.3%
European Investment Bank, 7.200%, 07/09/19 (c) (Identified cost $51,166)	IDR	600,000	$42,661

US Treasury Securities | 80.7%
US Treasury Notes:
0.250%, 07/15/15	USD	225	225,018
0.250%, 07/31/15	USD	600	600,000
0.250%, 08/15/15	USD	600	600,047
4.250%, 08/15/15	USD	600	603,140
0.375%, 08/31/15	USD	600	600,281
1.250%, 08/31/15	USD	600	601,031
0.250%, 09/15/15	USD	600	600,094
0.250%, 09/30/15	USD	600	600,235
1.250%, 09/30/15	USD	600	601,781
0.250%, 10/15/15	USD	600	600,328
0.250%, 10/31/15	USD	600	600,281
1.250%, 10/31/15	USD	200	200,734
0.375%, 11/15/15	USD	615	615,625
0.250%, 11/30/15	USD	600	600,422
1.375%, 11/30/15	USD	615	618,316
0.250%, 12/15/15	USD	600	600,375
0.250%, 12/31/15	USD	600	600,187
2.125%, 12/31/15	USD	500	504,766
0.375%, 01/15/16	USD	600	600,656
0.375%, 01/31/16	USD	500	500,742
2.000%, 01/31/16	USD	450	454,852
0.375%, 02/15/16	USD	500	500,742
2.625%, 02/29/16	USD	450	457,277

Total US Treasury Securities (Identified cost $12,487,260)			12,486,930

Description	Shares	Value

Short-Term Investment | 5.0%
State Street Institutional Treasury Money Market Fund (Identified cost $777,784)	777,784	$777,784

Total Investments | 100.1% (Identified cost $15,632,386) (d), (g)		$15,482,629

Liabilities in Excess of Cash and Other Assets | (0.1)%		(21,136)

Net Assets | 100.0%		$15,461,493

The accompanying notes are an integral part of these financial statements.

66  Semi-Annual Report

Lazard Emerging Markets Income Portfolio (continued)

Forward Currency Contracts open at June 30, 2015:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
BRL	CIT	02/18/16	39,240	$12,000	$11,679	$—	$321
BRL	CIT	02/18/16	66,234	20,000	19,713	—	287
BRL	CIT	02/18/16	79,855	25,000	23,766	—	1,234
BRL	CIT	02/18/16	543,056	162,000	161,624	—	376
BRL	JPM	02/18/16	118,524	35,000	35,275	275	—
CLP	HSB	07/27/15	34,344,750	55,000	53,603	—	1,397
CLP	HSB	07/27/15	72,325,650	113,000	112,881	—	119
CLP	HSB	08/18/15	138,229,000	217,000	215,298	—	1,702
CNH	HSB	07/10/15	2,543,571	409,000	409,504	504	—
CNH	HSB	07/10/15	3,108,500	500,000	500,455	455	—
CNH	HSB	07/14/15	2,246,987	358,000	361,645	3,645	—
CNH	HSB	10/14/15	2,266,247	358,000	362,452	4,452	—
CNY	SCB	07/13/15	668,225	109,000	109,219	219	—
COP	SCB	07/22/15	453,226,200	177,000	173,605	—	3,395
CZK	JPM	07/10/15	3,269,997	135,000	133,679	—	1,321
CZK	JPM	07/10/15	7,979,747	326,000	326,216	216	—
HUF	BRC	07/10/15	50,337,560	182,000	177,879	—	4,121
HUF	BRC	07/10/15	103,879,350	370,000	367,081	—	2,919
IDR	JPM	03/24/16	6,467,748,000	458,706	455,573	—	3,133
ILS	JPM	07/08/15	203,388	53,000	53,894	894	—
INR	HSB	08/21/15	15,109,351	233,000	235,892	2,892	—
INR	SCB	07/13/15	65,802,280	1,028,000	1,033,623	5,623	—
INR	SCB	07/27/15	20,693,880	323,696	324,386	690	—
JPY	UBS	07/01/15	18,985,037	153,610	155,126	1,516	—
KRW	SCB	07/13/15	873,290,160	779,000	779,809	809	—
KRW	UBS	07/27/15	861,585,000	778,918	768,957	—	9,961
KWD	CIT	08/18/15	16,504	57,000	54,516	—	2,484
MXN	BRC	09/25/15	15,263,744	985,072	965,383	—	19,689
MYR	JPM	07/22/15	574,740	155,000	152,891	—	2,109
MYR	JPM	08/04/15	522,222	141,000	138,766	—	2,234
MYR	SCB	08/26/15	1,197,576	318,462	317,616	—	846
PHP	HSB	07/29/15	2,404,080	53,000	53,270	270	—
PHP	HSB	07/29/15	3,633,660	81,000	80,515	—	485
PHP	SCB	08/17/15	2,403,550	53,000	53,206	206	—
PLN	JPM	07/06/15	348,270	94,000	92,617	—	1,383
PLN	JPM	07/06/15	752,983	203,000	200,243	—	2,757
PLN	JPM	08/03/15	1,101,253	293,443	292,637	—	806
RON	JPM	09/10/15	239,915	60,000	59,715	—	285
RON	JPM	09/10/15	264,674	67,000	65,877	—	1,123
RON	JPM	09/10/15	309,547	76,909	77,046	137	—
RUB	BRC	07/06/15	18,064,200	330,000	326,847	—	3,153
RUB	BRC	07/06/15	24,915,640	457,000	450,814	—	6,186

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  67

Lazard Emerging Markets Income Portfolio (concluded)

Forward Currency Contracts open at June 30, 2015 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts (concluded)
RUB	BRC	07/06/15	44,245,486	$806,627	$800,561	$—	$6,066
SGD	HSB	07/10/15	15,916	12,000	11,816	—	184
SGD	HSB	07/10/15	90,484	67,000	67,174	174	—
SGD	HSB	07/10/15	435,307	323,000	323,165	165	—
SGD	HSB	07/10/15	632,000	475,850	469,187	—	6,663
THB	SCB	07/23/15	19,910,790	591,000	589,089	—	1,911
TRY	JPM	07/08/15	96,026	36,000	35,756	—	244
TRY	JPM	07/08/15	323,539	118,884	120,472	1,588	—
TRY	JPM	07/08/15	427,817	158,000	159,301	1,301	—
TRY	JPM	07/08/15	695,831	255,000	259,098	4,098	—
TRY	JPM	07/24/15	427,085	158,000	158,300	300	—
TWD	JPM	07/13/15	6,465,206	209,000	209,309	309	—
TWD	JPM	07/13/15	15,721,420	506,000	508,975	2,975	—
ZAR	SCB	07/20/15	4,000,780	328,000	327,837	—	163
Total Forward Currency Purchase Contracts				$14,840,177	$14,784,833	$33,713	$89,057
Forward Currency Sale Contracts
BRL	CIT	02/18/16	85,618	$26,000	$25,482	$518	$—
BRL	CIT	02/18/16	534,789	163,140	159,164	3,976	—
EUR	JPM	07/24/15	71,000	79,270	79,177	93	—
EUR	JPM	08/24/15	2,473	2,821	2,759	62	—
JPY	HSB	08/18/15	13,820,240	116,000	112,986	3,014	—
JPY	UBS	07/01/15	2,726,240	22,000	22,276	—	276
JPY	UBS	07/01/15	5,091,236	41,000	41,600	—	600
JPY	UBS	07/01/15	11,167,560	90,000	91,249	—	1,249
JPY	UBS	07/23/15	2,386,000	20,000	19,501	499	—
JPY	UBS	09/11/15	3,241,475	25,915	26,509	—	594
JPY	UBS	10/01/15	18,985,037	153,791	155,323	—	1,532
KWD	CIT	08/18/15	16,504	56,348	54,516	1,832	—
PLN	JPM	07/06/15	1,101,253	293,650	292,860	790	—
RON	JPM	09/10/15	40,163	10,000	9,997	3	—
RON	JPM	09/10/15	622,980	157,000	155,060	1,940	—
RON	JPM	09/10/15	1,198,835	301,659	298,390	3,269	—
SGD	HSB	07/10/15	67,611	51,000	50,193	807	—
SGD	HSB	07/10/15	206,460	155,099	153,273	1,826	—
TRY	JPM	07/08/15	8,256	3,000	3,074	—	74
ZAR	CIT	07/20/15	5,485,217	449,028	449,476	—	448
Total Forward Currency Sale Contracts				$2,216,721	$2,202,865	18,629	4,773
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$52,342	$93,830

The accompanying notes are an integral part of these financial statements.

68  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2015 (unaudited)

(a)	Non-income producing security.
(b)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy – see Note 9.
(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers,” and are considered to be liquid at June 30, 2015. The percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets

Emerging Markets Equity	1.1%
Emerging Markets Equity Advantage	2.3
Emerging Markets Equity Blend	0.7
Emerging Markets Multi Asset	2.7
Emerging Markets Debt	6.1
Explorer Total Return	10.0
Emerging Markets Income	0.3

(d)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Equity	$14,083,127,054	$2,111,143,628	$2,444,344,374	$(333,200,746)
Emerging Markets Core Equity	55,036,038	4,760,601	2,836,476	1,924,125
Developing Markets Equity	447,202,377	50,302,341	63,958,321	(13,655,980)
Emerging Markets Equity Advantage	3,006,150	34,320	133,400	(99,080)
Emerging Markets Equity Blend	526,179,999	59,177,587	64,250,483	(5,072,896)
Emerging Markets Multi Asset	195,565,665	9,487,994	14,174,014	(4,686,020)
Emerging Markets Debt	427,227,849	1,169,542	21,765,570	(20,596,028)
Explorer Total Return	299,018,819	413,586	5,280,301	(4,866,715)
Emerging Markets Income	15,632,386	2,068	151,825	(149,757)

(e)	Date shown is the next perpetual call date.
(f)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at June 30, 2015 which may step up at a future date.
(g)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.
(h)	Issue in default.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  69

Security Abbreviations:
ADR	—	American Depositary Receipt	NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
GDR	—	Global Depositary Receipt	OJSC	—	Open Joint Stock Company
NTN	—	Brazil Sovereign “Nota do Tesouro Nacional”	PJSC	—	Public Joint Stock Company
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B	REIT	—	Real Estate Investment Trust

Currency Abbreviations:
AUD	—	Australian Dollar	MXN	—	Mexican New Peso
BRL	—	Brazilian Real	MYR	—	Malaysian Ringgit
CAD	—	Canadian Dollar	NGN	—	Nigerian Naira
CLP	—	Chilean Peso	PEN	—	Peruvian Nuevo Sol
CNH	—	Yuan Renminbi	PHP	—	Philippine Peso
CNY	—	Chinese Renminbi	PLN	—	Polish Zloty
COP	—	Colombian Peso	RON	—	New Romanian Leu
CZK	—	Czech Koruna	RSD	—	Serbian Dinar
DOP	—	Dominican Republic Peso	RUB	—	Russian Ruble
EGP	—	Egyptian Pound	SGD	—	Singapore Dollar
EUR	—	Euro	THB	—	Thai Baht
HUF	—	Hungarian Forint	TRY	—	New Turkish Lira
IDR	—	Indonesian Rupiah	TWD	—	Taiwan Dollar
ILS	—	Israeli Shekel	UGX	—	Ugandan Shilling
INR	—	Indian Rupee	USD	—	United States Dollar
JPY	—	Japanese Yen	UYU	—	Uruguayan Peso
KES	—	Kenya Shilling	ZAR	—	South African Rand
KRW	—	South Korean Won	ZMW	—	Zambian Kwacha
KWD	—	Kuwaiti Dinar

Counterparty Abbreviations:
BNP	—	BNP Paribas SA	JPM	—	JPMorgan Chase Bank NA
BRC	—	Barclays Bank PLC	SCB	—	Standard Chartered Bank
CIT	—	Citibank NA	UBS	—	UBS AG
HSB	—	HSBC Bank USA NA

The accompanying notes are an integral part of these financial statements.

70  Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio	Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio

Agriculture	—%	1.4%	—%	0.2%	0.6%	0.4%
Alcohol & Tobacco	4.6	—	—	2.7	2.5	1.5
Apparel & Textiles	—	1.7	2.1	0.8	1.3	0.9
Automotive	3.1	1.5	1.9	1.9	2.1	1.4
Banking	22.4	21.2	23.3	16.9	21.8	16.6
Cable Television	—	1.7	—	1.2	—	0.4
Chemicals	0.7	—	—	1.9	—	—
Commercial Services	3.4	1.7	1.0	1.4	2.8	1.8
Computer Software	5.2	3.9	4.5	2.6	6.1	4.2
Construction & Engineering	—	—	2.9	0.8	1.3	0.7
Construction Materials	—	2.3	2.7	0.2	1.5	1.0
Consumer Products	—	2.8	2.9	0.7	1.8	1.4
Diamonds & Precious Stones	—	—	—	—	—	0.1
Diversified	0.9	0.8	—	—	1.3	0.9
Electric	0.6	—	—	5.3	—	—
Energy Exploration & Production	3.6	—	—	3.6	1.2	1.4
Energy Integrated	4.1	—	7.9	4.3	6.9	4.8
Energy Services	—	—	0.7	0.2	—	0.1
Financial Services	2.8	1.8	1.4	2.1	2.9	2.2
Food & Beverages	0.4	1.3	—	2.4	0.7	0.7
Forest & Paper Products	0.8	2.8	—	0.9	1.1	1.0
Gas Utilities	—	1.1	—	—	—	0.1
Health Services	—	1.1	—	0.8	0.6	0.4
Household & Personal Products	2.2	0.8	—	0.9	0.7	0.5
Housing	1.1	—	0.7	0.7	—	—
Insurance	3.4	4.8	2.3	3.4	2.1	1.7
Leisure & Entertainment	0.7	1.9	5.6	0.4	2.8	1.9
Manufacturing	3.6	3.0	9.0	1.9	5.3	3.2
Metals & Mining	2.2	—	4.2	2.9	1.6	1.0
Pharmaceutical & Biotechnology	—	4.1	6.4	2.0	2.1	1.7
Real Estate	—	0.9	1.4	2.2	1.2	1.0
Retail	4.9	7.4	4.2	2.9	2.8	2.2
Semiconductors & Components	8.7	16.1	10.8	12.5	11.3	7.6
Technology	3.6	—	—	1.4	0.6	0.4
Technology Hardware	1.1	3.2	—	1.2	1.7	1.5
Telecommunications	10.4	5.4	—	7.8	5.8	4.7
Transportation	2.2	2.2	2.3	3.2	1.9	1.3
Water	—	1.1	—	—	—	0.1
Subtotal	96.7	98.0	98.2	94.3	96.4	70.8
Foreign Government Obligations	—	—	—	—	—	15.5
US Treasury Securities	—	—	—	—	—	8.0
Short-Term Investments	2.7	2.3	1.4	1.4	3.1	7.8
Total Investments	99.4%	100.3%	99.6%	95.7%	99.5%	102.1%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  71

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (concluded):

Industry*	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio

Banking	1.1%	6.9%
Chemicals	—	0.3
Commercial Services	—	0.2
Computer Software	0.2	0.7
Construction Materials	0.3	0.9
Diamonds & Precious Stones	0.1	0.2
Diversified	—	0.3
Electric	0.5	1.0
Energy Exploration & Production	1.7	2.7
Energy Integrated	1.8	3.8
Energy Services	—	0.7
Financial Services	0.1	1.4
Food & Beverages	—	0.4
Forest & Paper Products	—	0.3
Gas Utilities	0.5	0.8
Media	0.2	—
Metals & Mining	—	0.2
Printing & Publishing	—	0.5
Real Estate	—	0.7
Retail	—	0.6
Telecommunications	0.1	2.4
Transportation	0.5	0.5
Subtotal	7.1	25.5
Foreign Government Obligations	90.6	58.6
Short-Term Investments	0.8	12.4
Total Investments	98.5%	96.5%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

72  Semi-Annual Report

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Semi-Annual Report  73

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2015	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio

ASSETS
Investments in securities, at value	$13,749,926,308	$56,960,163	$433,546,397
Cash	—	—	—
Cash at other bank	—	—	—
Foreign currency	3,936,026	317,368	138,938
Receivables for:
Dividends and interest	73,841,737	282,929	1,300,286
Investments sold	29,756,987	113,980	127,705
Capital stock sold	22,040,142	64,356	1,904,378
Amount due from Investment Manager (Note 3)	—	—	—
Gross unrealized appreciation on:
Forward currency contracts	—	—	—
Swap agreements	—	—	—
Deferred offering costs (Note 2(h))	4,098	—	—
Total assets	13,879,505,298	57,738,796	437,017,704

LIABILITIES
Due to custodian	—	—	—
Payables for:
Management fees	11,480,942	34,826	362,849
Accrued distribution fees	280,116	355	2,606
Accrued directors’ fees	135,764	434	4,443
Capital stock redeemed	23,747,977	7,000	661,028
Investments purchased	1,127,389	871,469	183,975
Dividends	—	—	—
Gross unrealized depreciation on:
Forward currency contracts	—	—	—
Swap agreements	—	—	—
Premium for swap agreements sold	—	—	—
Premium for swap agreements written	—	—	—
Other accrued expenses and payables	4,809,260	50,521	332,471
Total liabilities	41,581,448	964,605	1,547,372
Net assets	$13,837,923,850	$56,774,191	$435,470,332

NET ASSETS
Paid in capital	$14,241,097,087	$56,327,910	$559,585,544
Undistributed (distributions in excess of) net investment income	171,488,584	(97,250)	(129,956)
Accumulated net realized loss	(238,923,672)	(1,375,578)	(110,169,025)
Net unrealized appreciation (depreciation) on:
Investments	(335,799,992)	1,924,125	(13,818,765)
Foreign currency and forward currency contracts	61,843	(5,016)	2,534
Swap agreements	—	—	—
Net assets	$13,837,923,850	$56,774,191	$435,470,332

Institutional Shares
Net assets	$12,455,739,895	$54,597,608	$423,688,371
Shares of capital stock outstanding*	732,384,920	5,402,755	39,897,524
Net asset value, offering and redemption price per share	$17.01	$10.11	$10.62

Open Shares
Net assets	$1,291,887,688	$2,176,583	$11,781,961
Shares of capital stock outstanding*	74,077,384	216,055	1,111,187
Net asset value, offering and redemption price per share	$17.44	$10.07	$10.60

R6 Shares
Net assets	$90,296,267	—	—
Shares of capital stock outstanding*	5,310,911	—	—
Net asset value, offering and redemption price per share	$17.00	—	—

Cost of investments in securities	$14,083,127,054	$55,036,038	$447,202,377
Cost of foreign currency	$3,924,917	$317,368	$138,593

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

74  Semi-Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

$2,907,070	$521,107,103	$190,879,645	$406,631,821	$294,152,104	$15,482,629
264	—	—	—	—	—
—	—	—	—	1,110,000	—
721	169,680	1,064,866	2,584,554	7,950,790	20,927

13,001	1,899,503	1,181,678	7,111,369	4,455,407	64,918
—	810,340	348,503	413,812	—	402,923
117,500	1,293,479	460,908	87,171	124,881	—
17,909	—	—	—	—	8,974

—	—	316,497	—	690,272	52,342
—	—	3,185	—	28,969	—
42,479	—	—	—	—	—
3,098,944	525,280,105	194,255,282	416,828,727	308,512,423	16,032,713

—	—	—	42	—	—

—	446,681	152,785	277,340	253,463	—
21	21,240	203	392	1,480	28
21	5,864	1,976	3,080	1,296	48
—	380,366	66,185	491,138	364,458	—
—	169,768	6,366,612	3,080,048	38,276	450,865
—	—	—	31,096	869	—

—	—	433,410	—	2,029,163	93,830
—	—	3,380	—	28,748	—
—	—	90,610	—	785,688	—
—	—	8,142	—	—	—
61,527	386,093	133,444	22,380	61,538	26,449
61,569	1,410,012	7,256,747	3,905,516	3,564,979	571,220
$3,037,375	$523,870,093	$186,998,535	$412,923,211	$304,947,444	$15,461,493

$3,123,600	$573,544,507	$208,268,986	$477,287,703	$323,120,159	$15,898,856
13,923	1,310,293	803,847	(7,948,066)	(36,787)	(240,910)
(1,069)	(45,749,148)	(17,248,032)	(35,395,149)	(11,749,164)	(4,487)

(99,080)	(5,237,789)	(4,719,438)	(20,596,028)	(4,866,715)	(149,757)
1	2,230	(106,633)	(425,249)	(1,520,270)	(42,209)
—	—	(195)	—	221	—
$3,037,375	$523,870,093	$186,998,535	$412,923,211	$304,947,444	$15,461,493

$2,936,771	$425,167,068	$186,040,439	$412,070,392	$297,705,771	$15,326,888
302,354	41,768,714	21,700,935	48,689,978	32,880,238	1,689,512
$9.71	$10.18	$8.57	$8.46	$9.05	$9.07

$100,604	$98,703,025	$958,096	$852,819	$7,241,673	$134,605
10,360	9,726,910	111,738	99,874	795,325	14,872
$9.71	$10.15	$8.57	$8.54	$9.11	$9.05

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
$3,006,150	$526,179,999	$195,565,665	$427,227,849	$299,018,819	$15,632,386
$721	$169,253	$1,076,181	$2,878,314	$8,054,336	$21,117

Semi-Annual Report  75

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Period Ended June 30, 2015	Lazard Emerging Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Developing Markets Equity Portfolio

Investment Income

Income
Dividends	$250,347,493	$527,990	$4,336,397
Interest	—	—	1
Total investment income*	250,347,493	527,990	4,336,398

Expenses
Management fees (Note 3)	69,391,530	243,129	2,162,348
Custodian fees	4,283,152	62,689	233,877
Distribution fees (Open Shares)	1,780,603	3,032	16,699
Administration fees	768,300	29,658	68,042
Shareholders’ reports	604,994	2,212	41,267
Shareholders’ services	466,415	15,462	24,255
Directors’ fees and expenses	295,383	959	9,423
Professional services	150,820	18,351	25,377
Registration fees	45,351	17,484	24,854
Amortization of offering costs (Note 2(h))	3,271	—	—
Organization expenses	1,138	—	—
Other†	126,729	2,959	6,945
Total gross expenses	77,917,686	395,935	2,613,087
Management fees waived and expenses reimbursed	—	(76,228)	—
Administration and shareholders’ services fees waived	(6,114)	—	—
Total net expenses	77,911,572	319,707	2,613,087
Net investment income	172,435,921	208,283	1,723,311

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts and Swap Agreements
Net realized gain (loss) on:
Investments**	(227,236,277)	(1,075,113)	(28,895,999)
Foreign currency and forward currency contracts	(2,931,826)	(18,211)	(266,240)
Swap agreements	—	—	—
Total net realized gain (loss) on investments, foreign currency, forward currency contracts and swap agreements	(230,168,103)	(1,093,324)	(29,162,239)
Net change in unrealized appreciation (depreciation) on:
Investments***	(86,593,145)	2,930,705	33,782,873
Foreign currency and forward currency contracts	58,250	(4,968)	10,867
Swap agreements	—	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts and swap agreements	(86,534,895)	2,925,737	33,793,740
Net realized and unrealized gain (loss) on investments, foreign currency, forward currency contracts and swap agreements	(316,702,998)	1,832,413	4,631,501
Net increase (decrease) in net assets resulting from operations	$(144,267,077)	$2,040,696	$6,354,812
* Net of foreign withholding taxes of	$34,199,984	$75,368	$462,032
** Net of foreign capital gains taxes of	$—	$—	$101,389
*** Includes net change in unrealized foreign capital gains taxes of	$(2,599,246)	$—	$64,467
† Includes interest on line of credit of	$—	$474	$539

(a) From the Portfolio’s commencement of operations on May 29, 2015.

The accompanying notes are an integral part of these financial statements.

76  Semi-Annual Report

Lazard Emerging Markets Equity Advantage Portfolio (a)	Lazard Emerging Markets Equity Blend Portfolio	Lazard Emerging Markets Multi Asset Portfolio	Lazard Emerging Markets Debt Portfolio	Lazard Explorer Total Return Portfolio	Lazard Emerging Markets Income Portfolio

$16,617	$7,348,093	$1,638,719	$—	$—	$—
—	—	1,238,565	10,454,866	4,266,546	45,138
16,617	7,348,093	2,877,284	10,454,866	4,266,546	45,138

2,062	2,750,539	952,969	1,580,093	1,208,027	28,881
5,888	252,127	164,375	106,226	71,454	28,469
21	139,832	1,305	1,281	9,101	168
4,109	79,806	43,855	64,298	48,956	25,761
701	86,673	12,598	3,555	4,700	1,644
2,932	177,166	16,260	15,765	16,082	15,144
21	12,505	4,223	7,376	3,463	132
5,034	24,520	28,427	27,921	26,605	20,039
561	30,163	20,096	20,305	17,365	12,599
3,804	—	—	—	—	15,249
1,067	—	—	—	—	—
70	8,067	4,206	6,341	3,869	2,431
26,270	3,561,398	1,248,314	1,833,161	1,409,622	150,517
(19,971)	(11,056)	(7,887)	(6,958)	(4,506)	(100,949)
(3,605)	—	—	—	—	(9,375)
2,694	3,550,342	1,240,427	1,826,203	1,405,116	40,193
13,923	3,797,751	1,636,857	8,628,663	2,861,430	4,945

(993)	(35,777,929)	(9,583,303)	(12,354,623)	(8,546,744)	(139,047)
(76)	(99,645)	313,013	(334,211)	1,339,856	141,356
—	—	(197,946)	—	(634,485)	—

(1,069)	(35,877,574)	(9,468,236)	(12,688,834)	(7,841,373)	2,309

(99,080)	40,496,163	7,264,658	(4,390,149)	770,299	(35,296)
1	2,547	74,299	(85,492)	(1,346,137)	(28,740)
—	—	202,053	—	667,586	—

(99,079)	40,498,710	7,541,010	(4,475,641)	91,748	(64,036)

(100,148)	4,621,136	(1,927,226)	(17,164,475)	(7,749,625)	(61,727)
$(86,225)	$8,418,887	$(290,369)	$(8,535,812)	$(4,888,195)	$(56,782)
$2,026	$928,303	$213,080	$167,405	$(5,023)	$392
$—	$189,885	$32,259	$35,867	$(2,221)	$—
$—	$(72,797)	$(10,296)	$—	$—	$—
$—	$2,656	$—	$89	$—	$2

Semi-Annual Report  77

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Emerging Markets Equity Portfolio		Lazard Emerging Markets Core Equity Portfolio
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets
Operations
Net investment income	$172,435,921	$289,096,793	$208,283	$60,252
Net realized gain (loss) on investments, foreign currency and forward currency contracts	(230,168,103)	204,425,909	(1,093,324)	(270,609)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(86,534,895)	(1,138,493,359)	2,925,737	(974,052)
Net increase (decrease) in net assets resulting from operations	(144,267,077)	(644,970,657)	2,040,696	(1,184,409)
Distributions to shareholders
From net investment income
Institutional Shares	—	(260,208,938)	—	(325,319)
Open Shares	—	(26,512,068)	—	(42,737)
From net realized gains
Institutional Shares	—	(242,338,939)	—	—
Open Shares	—	(31,751,273)	—	—
From return of capital
Institutional Shares	—	—	—	(17,144)
Open Shares	—	—	—	(2,252)
Net decrease in net assets resulting from distributions	—	(560,811,218)	—	(387,452)
Capital stock transactions
Net proceeds from sales
Institutional Shares	1,632,274,343	2,785,687,244	13,822,406	41,489,162
Open Shares	138,918,297	291,205,135	765,496	6,581,493
R6 Shares	93,459,389	—	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	1,804	443,622,509	—	166,092
Open Shares	—	53,741,798	—	34,510
Cost of shares redeemed
Institutional Shares	(1,205,484,090)	(2,660,246,028)	(950,703)	(4,037,695)
Open Shares	(308,261,943)	(975,340,501)	(4,002,381)	(1,455,720)
R6 Shares	(287)	—	—	—
Net increase (decrease) in net assets from capital stock transactions	350,907,513	(61,329,843)	9,634,818	42,777,842
Redemption fees (Note 2(j))
Institutional Shares	20,377	67,217	—	—
Open Shares	21,652	27,027	—	282
Net increase in net assets from redemption fees	42,029	94,244	—	282
Total increase (decrease) in net assets	206,682,465	(1,267,017,474)	11,675,514	41,206,263
Net assets at beginning of period	13,631,241,385	14,898,258,859	45,098,677	3,892,414
Net assets at end of period*	$13,837,923,850	$13,631,241,385	$56,774,191	$45,098,677
*Includes undistributed (distributions in excess of) net investment income of	$171,488,584	$(947,337)	$(97,250)	$(305,533)
(a) The Portfolio commenced operations on May 29, 2015.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	707,314,715	679,948,606	4,141,159	332,077
Shares sold	94,530,908	145,475,699	1,355,274	4,182,945
Shares issued to shareholders from reinvestment of distributions	104	24,766,476	—	17,247
Shares redeemed	(69,460,807)	(142,876,066)	(93,678)	(391,110)
Net increase (decrease)	25,070,205	27,366,109	1,261,596	3,809,082
Shares outstanding at end of period	732,384,920	707,314,715	5,402,755	4,141,159
Open Shares
Shares outstanding at beginning of period	83,551,356	115,276,325	547,633	63,785
Shares sold	7,810,350	14,950,480	74,545	629,779
Shares issued to shareholders from reinvestment of distributions	—	2,898,847	—	3,584
Shares redeemed	(17,284,322)	(49,574,296)	(406,123)	(149,515)
Net increase (decrease)	(9,473,972)	(31,724,969)	(331,578)	483,848
Shares outstanding at end of period	74,077,384	83,551,356	216,055	547,633
R6 Shares*
Shares outstanding at beginning of period	—	—
Shares sold	5,310,928	—
Shares redeemed	(17)	—
Net increase	5,310,911	—
Shares outstanding at end of period	5,310,911	—

* The inception date for the R6 Shares was January 19, 2015.

The accompanying notes are an integral part of these financial statements.

78  Semi-Annual Report

Lazard Developing Markets Equity Portfolio		Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Blend Portfolio
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Period Ended June 30, 2015 (a) (unaudited)	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014

$1,723,311	$4,190,638	$13,923	$3,797,751	$8,278,550

(29,162,239)	(10,145,838)	(1,069)	(35,877,574)	4,108,849

33,793,740	(50,394,682)	(99,079)	40,498,710	(67,688,890)

6,354,812	(56,349,882)	(86,225)	8,418,887	(55,301,491)

—	(7,086,749)	—	—	(9,413,910)
—	(205,797)	—	—	(2,397,601)

—	—	—	—	—
—	—	—	—	—

—	—	—	—	(142,329)
—	—	—	—	(36,249)
—	(7,292,546)	—	—	(11,990,089)

90,331,257	202,079,783	3,020,000	72,322,495	190,763,944
1,271,305	9,912,568	103,600	11,630,454	63,704,064
—	—	—	—	—

—	6,212,668	—	—	9,543,351
—	199,401	—	—	2,136,896

(99,683,426)	(278,284,304)	—	(117,357,940)	(163,324,467)
(5,681,178)	(36,645,367)	—	(37,944,623)	(46,084,987)
—	—	—	—	—

(13,762,042)	(96,525,251)	3,123,600	(71,349,614)	56,738,801

1,345	3,357	—	1,400	2,907
2	912	—	114	1,263
1,347	4,269	—	1,514	4,170
(7,405,883)	(160,163,410)	3,037,375	(62,929,213)	(10,548,609)
442,876,215	603,039,625	—	586,799,306	597,347,915
$435,470,332	$442,876,215	$3,037,375	$523,870,093	$586,799,306

$(129,956)	$(1,853,267)	$13,923	$1,310,293	$(2,487,458)

40,927,103	47,319,142	—	46,286,681	42,827,110
8,511,843	17,759,739	302,354	7,132,311	17,480,521

—	599,100	—	—	947,701
(9,541,422)	(24,750,878)	—	(11,650,278)	(14,968,651)
(1,029,579)	(6,392,039)	302,354	(4,517,967)	3,459,571
39,897,524	40,927,103	302,354	41,768,714	46,286,681

1,536,338	3,753,626	—	12,384,807	10,619,862
121,970	858,092	10,360	1,148,769	5,700,656

—	19,210	—	—	212,415
(547,121)	(3,094,590)	—	(3,806,666)	(4,148,126)
(425,151)	(2,217,288)	10,360	(2,657,897)	1,764,945
1,111,187	1,536,338	10,360	9,726,910	12,384,807

Semi-Annual Report  79

	Lazard Emerging Markets Multi Asset Portfolio		Lazard Emerging Markets Debt Portfolio
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets
Operations
Net investment income	$1,636,857	$4,564,030	$8,628,663	$16,516,844
Net realized gain (loss) on investments, foreign currency, forward currency contracts, options and swap agreements	(9,468,236)	(5,355,641)	(12,688,834)	(33,656,581)
Net change in unrealized appreciation (depreciation) on investments, foreign currency, forward currency contracts, options and swap agreements	7,541,010	(10,460,495)	(4,475,641)	4,620,466
Net decrease in net assets resulting from operations	(290,369)	(11,252,106)	(8,535,812)	(12,519,271)
Distributions to shareholders
From net investment income
Institutional Shares	—	(3,815,304)	(8,579,467)	(4,871,679)
Open Shares	—	(29,024)	(20,293)	(40,972)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
From return of capital
Institutional Shares	—	(106,077)	—	(12,190,985)
Open Shares	—	(807)	—	(102,530)
Net decrease in net assets resulting from distributions	—	(3,951,212)	(8,599,760)	(17,206,166)
Capital stock transactions
Net proceeds from sales
Institutional Shares	7,639,147	96,895,257	133,958,651	168,311,344
Open Shares	96,093	684,542	61,033	342,520
Net proceeds from reinvestment of distributions
Institutional Shares	—	3,520,615	8,425,103	16,698,576
Open Shares	—	19,974	19,661	123,828
Cost of shares redeemed
Institutional Shares	(15,760,556)	(114,168,186)	(39,385,440)	(275,457,957)
Open Shares	(335,337)	(1,612,316)	(294,208)	(8,512,593)
Net increase (decrease) in net assets from capital stock transactions	(8,360,653)	(14,660,114)	102,784,800	(98,494,282)
Redemption fees (Note 2(j))
Institutional Shares	—	127	2,730	713
Open Shares	—	—	50	1
Net increase in net assets from redemption fees	—	127	2,780	714
Total increase (decrease) in net assets	(8,651,022)	(29,863,305)	85,652,008	(128,219,005)
Net assets at beginning of period	195,649,557	225,512,862	327,271,203	455,490,208
Net assets at end of period*	$186,998,535	$195,649,557	$412,923,211	$327,271,203
*Includes undistributed (distributions in excess of) net investment income of	$803,847	$(833,010)	$(7,948,066)	$(7,976,969)
(a) The Portfolio commenced operations on April 30, 2014.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	22,650,250	24,076,955	36,913,195	46,798,919
Shares sold	890,458	10,602,139	15,378,190	17,837,703
Shares issued to shareholders from reinvestment of distributions	—	408,898	969,645	1,742,981
Shares redeemed	(1,839,773)	(12,437,742)	(4,571,052)	(29,466,408)
Net increase (decrease)	(949,315)	(1,426,705)	11,776,783	(9,885,724)
Shares outstanding at end of period	21,700,935	22,650,250	48,689,978	36,913,195
Open Shares
Shares outstanding at beginning of period	139,329	235,128	124,131	971,317
Shares sold	11,185	73,889	6,946	35,334
Shares issued to shareholders from reinvestment of distributions	—	2,317	2,239	12,870
Shares redeemed	(38,776)	(172,005)	(33,442)	(895,390)
Net increase (decrease)	(27,591)	(95,799)	(24,257)	(847,186)
Shares outstanding at end of period	111,738	139,329	99,874	124,131

The accompanying notes are an integral part of these financial statements.

80  Semi-Annual Report

Lazard Explorer Total Return Portfolio		Lazard Emerging Markets Income Portfolio
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Period Ended December 31, 2014 (a)

$2,861,430	$4,843,171	$4,945	$3,134

(7,841,373)	(1,297,846)	2,309	(350,292)

91,748	(6,352,243)	(64,036)	(127,930)
(4,888,195)	(2,806,918)	(56,782)	(475,088)

(2,787,337)	(6,931,869)	(12,459)	—
(79,377)	(346,247)	—	—

—	(86,593)	—	—
—	(4,325)	—	—

—	(233,009)	—	—
—	(11,639)	—	—
(2,866,714)	(7,613,682)	(12,459)	—

207,224,621	165,082,565	11,194,673	5,545,100
2,412,704	5,800,920	10,273	207,700

2,766,971	7,234,199	12,459	—
77,998	304,315	—	—

(38,215,380)	(60,293,265)	(797,651)	(99,405)
(2,191,442)	(1,199,825)	(6,673)	(60,654)

172,075,472	116,928,909	10,413,081	5,592,741

—	584	—	—
3,644	11	—	—
3,644	595	—	—
164,324,207	106,508,906	10,343,840	5,117,653
140,623,237	34,114,333	5,117,653	—
$304,947,444	$140,623,237	$15,461,493	$5,117,653

$(36,787)	$(31,503)	$(240,910)	$(233,396)

14,321,463	3,190,427	544,226	—
22,407,596	16,663,479	1,229,485	554,137

300,878	751,650	1,371	—
(4,149,699)	(6,284,093)	(85,570)	(9,911)
18,558,775	11,131,036	1,145,286	544,226
32,880,238	14,321,463	1,689,512	544,226

763,194	269,801	14,487	—
259,584	584,641	1,128	20,680

8,422	31,480	—	—
(235,875)	(122,728)	(743)	(6,193)
32,131	493,393	385	14,487
795,325	763,194	14,872	14,487

Semi-Annual Report  81

The Lazard Funds, Inc. Financial Highlights

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Institutional Shares
Net asset value, beginning of period	$17.19	$18.67	$19.54	$16.80	$21.78	$18.01
Income (loss) from investment operations:
Net investment income (a)	0.22	0.37	0.35	0.35	0.49	0.38
Net realized and unrealized gain (loss)	(0.40)	(1.13)	(0.51)	3.39	(4.36)	3.71

Total from investment operations	(0.18)	(0.76)	(0.16)	3.74	(3.87)	4.09
Less distributions from:
Net investment income	—	(0.37)	(0.36)	(0.36)	(0.63)	(0.32)
Net realized gains	—	(0.35)	(0.35)	(0.64)	(0.48)	—

Total distributions	—	(0.72)	(0.71)	(1.00)	(1.11)	(0.32)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$17.01	$17.19	$18.67	$19.54	$16.80	$21.78

Total Return (c)	–1.05%	–4.16%	–0.80%	22.36%	–17.75%	22.81%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,455,740	$12,156,645	$12,691,329	$13,315,172	$10,902,557	$14,561,085
Ratios to average net assets (d):
Net expenses	1.09%	1.09%	1.09%	1.10%	1.12%	1.14%
Gross expenses	1.09%	1.09%	1.09%	1.10%	1.12%	1.14%
Net investment income	2.52%	1.97%	1.80%	1.85%	2.44%	1.96%
Portfolio turnover rate	6%	12%	16%	23%	23%	23%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Open Shares
Net asset value, beginning of period	$17.65	$19.14	$20.03	$17.20	$22.19	$18.28
Income (loss) from investment operations:
Net investment income (a)	0.19	0.34	0.30	0.30	0.49	0.34
Net realized and unrealized gain (loss)	(0.40)	(1.16)	(0.53)	3.47	(4.50)	3.76

Total from investment operations	(0.21)	(0.82)	(0.23)	3.77	(4.01)	4.10
Less distributions from:
Net investment income	—	(0.32)	(0.31)	(0.30)	(0.50)	(0.19)
Net realized gains	—	(0.35)	(0.35)	(0.64)	(0.48)	—

Total distributions	—	(0.67)	(0.66)	(0.94)	(0.98)	(0.19)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$17.44	$17.65	$19.14	$20.03	$17.20	$22.19

Total Return (c)	–1.19%	–4.39%	–1.14%	22.03%	–18.02%	22.43%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,291,888	$1,474,597	$2,206,930	$2,625,843	$2,731,646	$4,187,207
Ratios to average net assets (d):
Net expenses	1.38%	1.37%	1.37%	1.40%	1.42%	1.49%
Gross expenses	1.38%	1.37%	1.37%	1.40%	1.42%	1.49%
Net investment income	2.19%	1.76%	1.55%	1.58%	2.18%	1.73%
Portfolio turnover rate	6%	12%	16%	23%	23%	23%

The accompanying notes are an integral part of these financial statements.

82  Semi-Annual Report

Selected data for a share of capital stock outstanding throughout the period	For the Period 1/19/15* to 6/30/15†

Lazard Emerging Markets Equity Portfolio (concluded)

R6 Shares
Net asset value, beginning of period	$17.26
Income (loss) from investment operations:
Net investment income (a)	0.22
Net realized and unrealized loss	(0.48)

Total from investment operations	(0.26)

Net asset value, end of period	$17.00

Total Return (c)	–1.51%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$90,296
Ratios to average net assets (d):
Net expenses	1.11%
Gross expenses	1.13%
Net investment income	2.92%
Portfolio turnover rate	6%

†	Unaudited.
*	The inception date for the R6 Shares was January 19, 2015.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived by BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  83

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	Year Ended 12/31/14	For the Period 10/31/13* to 12/31/13
Institutional Shares
Net asset value, beginning of period	$9.62	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.03	(0.01)
Net realized and unrealized gain (loss)	0.45	(0.15)	(0.16)

Total from investment operations	0.49	(0.12)	(0.17)
Less distributions from:
Net investment income	—	(0.08)	—
Return of capital	—	(0.01)	—

Total distributions	—	(0.09)	—

Net asset value, end of period	$10.11	$9.62	$9.83

Total Return (c)	5.09%	–1.25%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$54,598	$39,832	$3,265
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.30%
Gross expenses	1.59%	2.28%	24.66%
Net investment income (loss)	0.89%	0.28%	–0.71%
Portfolio turnover rate	29%	45%	12%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	Year Ended 12/31/14	For the Period 10/31/13* to 12/31/13
Open Shares
Net asset value, beginning of period	$9.62	$9.83	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.01	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.44	(0.11)	(0.16)

Total from investment operations	0.45	(0.15)	(0.17)
Less distributions from:
Net investment income	—	(0.05)	—
Return of capital	—	(0.01)	—

Total distributions	—	(0.06)	—

Redemption fees	—	— (b)	—

Net asset value, end of period	$10.07	$9.62	$9.83

Total Return (c)	4.68%	–1.56%	–1.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,177	$5,266	$627
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.60%
Gross expenses	2.45%	2.81%	30.92%
Net investment income (loss)	0.13%	–0.35%	–0.90%
Portfolio turnover rate	29%	45%	12%

*	The Portfolio commenced operations on October 31, 2013.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

84  Semi-Annual Report

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Institutional Shares
Net asset value, beginning of period	$10.43	$11.81	$12.40	$10.68	$15.12	$13.18
Income (loss) from investment operations:
Net investment income (a)	0.04	0.09	0.11	0.09	0.06	0.02
Net realized and unrealized gain (loss)	0.15	(1.30)	(0.60)	1.74	(4.00)	3.63

Total from investment operations	0.19	(1.21)	(0.49)	1.83	(3.94)	3.65
Less distributions from:
Net investment income	—	(0.17)	(0.10)	(0.11)	—	(0.09)
Net realized gains	—	—	—	—	(0.50)	(1.62)

Total distributions	—	(0.17)	(0.10)	(0.11)	(0.50)	(1.71)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$10.62	$10.43	$11.81	$12.40	$10.68	$15.12

Total Return (c)	1.82%	–10.27%	–3.90%	17.16%	–26.15%	28.62%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$423,688	$426,847	$558,716	$339,771	$160,441	$72,798
Ratios to average net assets (d):
Net expenses	1.20%	1.19%	1.17%	1.21%	1.30%	1.30%
Gross expenses	1.20%	1.19%	1.17%	1.21%	1.30%	1.67%
Net investment income	0.81%	0.80%	0.96%	0.74%	0.45%	0.15%
Portfolio turnover rate	32%	57%	48%	61%	68%	112%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Open Shares
Net asset value, beginning of period	$10.43	$11.81	$12.40	$10.68	$15.16	$13.19
Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	0.08	0.11	0.05	0.01	(0.05)
Net realized and unrealized gain (loss)	0.15	(1.33)	(0.63)	1.74	(3.99)	3.65

Total from investment operations	0.17	(1.25)	(0.52)	1.79	(3.98)	3.60
Less distributions from:
Net investment income	—	(0.13)	(0.07)	(0.07)	—	(0.01)
Net realized gains	—	—	—	—	(0.50)	(1.62)

Total distributions	—	(0.13)	(0.07)	(0.07)	(0.50)	(1.63)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$10.60	$10.43	$11.81	$12.40	$10.68	$15.16

Total Return (c)	1.63%	–10.57%	–4.18%	16.79%	–26.34%	28.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,782	$16,029	$44,324	$93,352	$63,415	$101,584
Ratios to average net assets (d):
Net expenses	1.58%	1.49%	1.45%	1.53%	1.60%	1.60%
Gross expenses	1.58%	1.49%	1.45%	1.53%	1.62%	1.85%
Net investment income (loss)	0.31%	0.70%	0.90%	0.43%	0.10%	–0.33%
Portfolio turnover rate	32%	57%	48%	61%	68%	112%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  85

LAZARD EMERGING MARKETS EQUITY ADVANTAGE PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 5/29/15* to 6/30/15†
Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.05
Net realized and unrealized loss	(0.34)

Total from investment operations	(0.29)

Net asset value, end of period	$9.71

Total Return (b)	–2.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,937
Ratios to average net assets (c):
Net expenses	1.10%
Gross expenses	10.24%
Net investment income	5.75%
Portfolio turnover rate	2%

Selected data for a share of capital stock outstanding throughout the period	For the Period 5/29/15* to 6/30/15†
Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.04
Net realized and unrealized loss	(0.33)

Total from investment operations	(0.29)

Net asset value, end of period	$9.71

Total Return (b)	–2.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$101
Ratios to average net assets (c):
Net expenses	1.40%
Gross expenses	27.45%
Net investment income	5.46%
Portfolio turnover rate	2%

*	The Portfolio commenced operations on May 29, 2015.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

86  Semi-Annual Report

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended				For the Period 5/28/10* to
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Institutional Shares
Net asset value, beginning of period	$10.00	$11.18	$11.45	$9.77	$12.45	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.15	0.11	0.11	0.15	(0.01)
Net realized and unrealized gain (loss)	0.11	(1.12)	(0.24)	1.68	(2.70)	2.48

Total from investment operations	0.18	(0.97)	(0.13)	1.79	(2.55)	2.47
Less distributions from:
Net investment income	—	(0.21)	(0.08)	(0.11)	(0.08)	—
Net realized gains	—	—	(0.05)	—	(0.05)	(0.02)
Return of capital	—	— (b)	(0.01)	—	—	—

Total distributions	—	(0.21)	(0.14)	(0.11)	(0.13)	(0.02)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$10.18	$10.00	$11.18	$11.45	$9.77	$12.45

Total Return (c)	1.80%	–8.66%	–1.14%	18.19%	–20.43%	24.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$425,167	$463,043	$478,754	$201,512	$85,091	$54,826
Ratios to average net assets (d):
Net expenses	1.21%	1.28%	1.30%	1.34%	1.35%	1.35%
Gross expenses	1.21%	1.28%	1.33%	1.34%	1.54%	6.24%
Net investment income (loss)	1.47%	1.33%	1.00%	1.01%	1.34%	–0.16%
Portfolio turnover rate	15%	44%	48%	57%	62%	62%

Selected data for a share of capital	Six Months Ended	Year Ended				For the Period 5/28/10* to
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Open Shares
Net asset value, beginning of period	$9.99	$11.17	$11.44	$9.76	$12.43	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	0.10	0.07	0.09	0.11	(0.05)
Net realized and unrealized gain (loss)	0.11	(1.10)	(0.24)	1.66	(2.68)	2.50

Total from investment operations	0.16	(1.00)	(0.17)	1.75	(2.57)	2.45
Less distributions from:
Net investment income	—	(0.18)	(0.04)	(0.07)	(0.05)	—
Net realized gains	—	—	(0.05)	—	(0.05)	(0.02)
Return of capital	—	— (b)	(0.01)	—	—	—

Total distributions	—	(0.18)	(0.10)	(0.07)	(0.10)	(0.02)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$10.15	$9.99	$11.17	$11.44	$9.76	$12.43

Total Return (c)	1.60%	–8.95%	–1.47%	17.97%	–20.74%	24.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$98,703	$123,756	$118,594	$37,648	$22,571	$9,121
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.60%	1.64%	1.65%	1.65%
Gross expenses	1.62%	1.63%	1.69%	1.77%	1.92%	6.06%
Net investment income (loss)	1.01%	0.94%	0.61%	0.78%	0.94%	–0.70%
Portfolio turnover rate	15%	44%	48%	57%	62%	62%

*	The Portfolio commenced operations on May 28, 2010.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  87

LAZARD EMERGING MARKETS MULTI ASSET PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended			For the Period 3/31/11* to
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$8.58	$9.28	$9.70	$8.57	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.07	0.17	0.13	0.09	0.09
Net realized and unrealized gain (loss)	(0.08)	(0.70)	(0.37)	1.11	(1.47)

Total from investment operations	(0.01)	(0.53)	(0.24)	1.20	(1.38)
Less distributions from:
Net investment income	—	(0.17)	(0.10)	(0.07)	(0.05)
Net realized gains	—	—	(0.08)	—	—
Return of capital	—	— (b)	—	—	—

Total distributions	—	(0.17)	(0.18)	(0.07)	(0.05)

Redemption fees	—	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$8.57	$8.58	$9.28	$9.70	$8.57

Total Return (c)	–0.23%	–5.57%	–2.41%	14.02%	–13.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$186,040	$194,451	$223,328	$125,019	$56,527
Ratios to average net assets (d):
Net expenses	1.30%	1.28%	1.30%	1.30%	1.30%
Gross expenses	1.30%	1.28%	1.31%	1.57%	2.23%
Net investment income	1.72%	1.86%	1.42%	1.01%	1.34%
Portfolio turnover rate	66%	122%	155%	160%	98%

Selected data for a share of capital	Six Months Ended	Year Ended			For the Period 3/31/11* to
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$8.60	$9.29	$9.71	$8.59	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.06	0.15	0.10	0.08	0.07
Net realized and unrealized gain (loss)	(0.09)	(0.70)	(0.37)	1.08	(1.46)

Total from investment operations	(0.03)	(0.55)	(0.27)	1.16	(1.39)
Less distributions from:
Net investment income	—	(0.14)	(0.07)	(0.04)	(0.02)
Net realized gains	—	—	(0.08)	—	—
Return of capital	—	— (b)	—	—	—

Total distributions	—	(0.14)	(0.15)	(0.04)	(0.02)

Redemption fees	—	—	— (b)	—	— (b)

Net asset value, end of period	$8.57	$8.60	$9.29	$9.71	$8.59

Total Return (c)	–0.35%	–5.89%	–2.73%	13.28%	–13.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$958	$1,198	$2,185	$858	$262
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	3.02%	2.23%	2.52%	3.82%	16.96%
Net investment income	1.38%	1.63%	1.03%	0.82%	1.00%
Portfolio turnover rate	66%	122%	155%	160%	98%

*	The Portfolio commenced operations on March 31, 2011.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

88  Semi-Annual Report

LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended			For the Period 2/28/11* to
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$8.84	$9.53	$10.85	$9.76	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.19	0.49	0.49	0.48	0.34
Net realized and unrealized gain (loss)	(0.38)	(0.66)	(1.25)	1.33	(0.17)

Total from investment operations	(0.19)	(0.17)	(0.76)	1.81	0.17
Less distributions from:
Net investment income	(0.19)	(0.15)	(0.52)	(0.48)	(0.40)
Net realized gains	—	—	(0.04)	(0.24)	(0.01)
Return of capital	—	(0.37)	—	—	—

Total distributions	(0.19)	(0.52)	(0.56)	(0.72)	(0.41)

Redemption fees	— (b)	— (b)	— (b)	— (b)	—

Net asset value, end of period	$8.46	$8.84	$9.53	$10.85	$9.76

Total Return (c)	–2.21%	–2.07%	–7.13%	18.95%	1.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$412,070	$326,165	$446,180	$286,163	$106,813
Ratios to average net assets (d):
Net expenses	0.92%	0.96%	0.97%	1.00%	1.04%
Gross expenses	0.92%	0.96%	0.97%	1.03%	1.67%
Net investment income	4.37%	5.14%	4.84%	4.60%	4.14%
Portfolio turnover rate	71%	204%	108%	220%	108%

Selected data for a share of capital	Six Months Ended	Year Ended			For the Period 2/28/11* to
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$8.91	$9.59	$10.88	$9.77	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.17	0.46	0.45	0.45	0.33
Net realized and unrealized gain (loss)	(0.37)	(0.68)	(1.24)	1.35	(0.20)

Total from investment operations	(0.20)	(0.22)	(0.79)	1.80	0.13
Less distributions from:
Net investment income	(0.17)	(0.09)	(0.46)	(0.45)	(0.35)
Net realized gains	—	—	(0.04)	(0.24)	(0.01)
Return of capital	—	(0.37)	—	—	—

Total distributions	(0.17)	(0.46)	(0.50)	(0.69)	(0.36)

Redemption fees	— (b)	— (b)	— (b)	— (b)	—

Net asset value, end of period	$8.54	$8.91	$9.59	$10.88	$9.77

Total Return (c)	–2.24%	–2.53%	–7.35%	18.68%	1.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$853	$1,107	$9,310	$1,138	$128
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.30%	1.30%	1.39%
Gross expenses	2.66%	1.71%	1.39%	2.97%	16.28%
Net investment income	3.98%	4.80%	4.45%	4.26%	3.84%
Portfolio turnover rate	71%	204%	108%	220%	108%

*	The Portfolio commenced operations on February 28, 2011.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  89

LAZARD EXPLORER TOTAL RETURN PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	Year Ended 12/31/14	For the Period 6/28/13* to 12/31/13
Institutional Shares
Net asset value, beginning of period	$9.32	$9.86	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.11	0.36	0.16
Net realized and unrealized loss	(0.26)	(0.38)	(0.12)

Total from investment operations	(0.15)	(0.02)	0.04
Less distributions from:
Net investment income	(0.12)	(0.49)	(0.18)
Net realized gains	—	(0.01)	—
Return of capital	—	(0.02)	—

Total distributions	(0.12)	(0.52)	(0.18)

Redemption fees	—	— (b)	—

Net asset value, end of period	$9.05	$9.32	$9.86

Total Return (c)	–1.77%	–0.21%	0.38%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$297,706	$133,473	$31,450
Ratios to average net assets (d):
Net expenses	1.15%	1.24%	1.30%
Gross expenses	1.15%	1.30%	2.97%
Net investment income	2.38%	3.57%	3.15%
Portfolio turnover rate	146%	182%	69%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	Year Ended 12/31/14	For the Period 6/28/13* to 12/31/13
Open Shares
Net asset value, beginning of period	$9.37	$9.88	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.10	0.33	0.14
Net realized and unrealized loss	(0.26)	(0.38)	(0.11)

Total from investment operations	(0.16)	(0.05)	0.03
Less distributions from:
Net investment income	(0.10)	(0.43)	(0.15)
Net realized gains	—	(0.01)	—
Return of capital	—	(0.02)	—

Total distributions	(0.10)	(0.46)	(0.15)

Redemption fees	— (b)	— (b)	—

Net asset value, end of period	$9.11	$9.37	$9.88

Total Return (c)	–1.93%	–0.52%	0.27%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,242	$7,150	$2,665
Ratios to average net assets (d):
Net expenses	1.50%	1.54%	1.60%
Gross expenses	1.62%	1.78%	5.01%
Net investment income	2.16%	3.26%	2.78%
Portfolio turnover rate	146%	182%	69%

*	The Portfolio commenced operations on June 28, 2013.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD EMERGING MARKETS INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	For the Period 4/30/14* to 12/31/14
Institutional Shares
Net asset value, beginning of period	$9.16	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.01	0.01
Net realized and unrealized loss	(0.09)	(0.85)

Total from investment operations	(0.08)	(0.84)
Less distributions from:
Net investment income	(0.01)	—

Total distributions	(0.01)	—

Net asset value, end of period	$9.07	$9.16

Total Return (b)	–0.95%	–8.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,327	$4,985
Ratios to average net assets (c):
Net expenses	0.90%	0.90%
Gross expenses	3.21%	5.15%
Net investment income	0.12%	0.10%
Portfolio turnover rate	86%	125%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	For the Period 4/30/14* to 12/31/14
Open Shares
Net asset value, beginning of period	$9.14	$10.00
Loss from investment operations:
Net investment loss (a)	(0.01)	(0.01)
Net realized and unrealized loss	(0.08)	(0.85)

Total from investment operations	(0.09)	(0.86)

Net asset value, end of period	$9.05	$9.14

Total Return (b)	–1.09%	–8.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$135	$132
Ratios to average net assets (c):
Net expenses	1.20%	1.20%
Gross expenses	14.79%	13.96%
Net investment loss	–0.13%	–0.18%
Portfolio turnover rate	86%	125%

*	The Portfolio commenced operations on April 30, 2014.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  91

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2015 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio, Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Master Alternatives Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of June 30, 2015. This report includes only the financial statements of Emerging Markets Equity, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Advantage, Emerging Markets Equity Blend, Emerging Markets Multi Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Share class. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2015, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be

92  Semi-Annual Report

the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally traded. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, are valued by an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securi-

ties may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

During the period ended June 30, 2015, Emerging Markets Multi Asset, Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios traded in fixed-income securities.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

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The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2015, Emerging Markets Multi Asset, Explorer Total Return and Emerging Markets Income Portfolios traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

None of the Portfolios presented traded in options during the period ended June 30, 2015.

(e) Swap Agreements—Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels,

94  Semi-Annual Report

(iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Swap agreements are valued by an independent pricing service, and the change in value, if any, is recorded as an unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities.

During the period ended June 30, 2015, Emerging Markets Multi Asset and Explorer Total Return Portfolios traded in swap agreements with average notional exposure of approximately $3,700,000 and $18,100,000, respectively.

(f) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2014, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Core Equity	$92,870	$—
Developing Markets Equity	17,587,271	49,969,993
Emerging Markets Equity Blend	221,840	—
Emerging Markets Multi Asset	557,845	4,264,151
Emerging Markets Debt	7,779,232	3,275,142
Emerging Markets Income	6,016	—

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2014, the following Portfolios elected to defer such losses as follows:

Portfolio	Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral

Emerging Markets Equity	$—	$(724,683)
Emerging Markets Equity Blend	—	(43,681)
Emerging Markets Multi Asset	—	(575,077)
Emerging Markets Debt	(7,281,440)	(7,831,064)
Explorer Total Return	(3,864,090)	(765,961)
Emerging Markets Income	(157)	(240,115)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Portfolios’ 2014 tax returns.

(g) Dividends and Distributions—Emerging Markets Debt, Explorer Total Return and Emerging Markets Income Portfolios intend to declare dividends from net investment income, if any, daily and to pay such dividends monthly. Dividends from net investment income, if any, on the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax

Semi-Annual Report  95

differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and certain fixed-income securities and derivatives. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(h) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment

Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Emerging Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Developing Markets Equity	1.00
Emerging Markets Equity Advantage	0.85
Emerging Markets Equity Blend	1.00
Emerging Markets Multi Asset	1.00
Emerging Markets Debt	0.80
Explorer Total Return	1.00
Emerging Markets Income	0.65

The Investment Manager has voluntarily agreed, through May 1 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares	R6 Shares	Year

Emerging Markets Equity	1.30%	1.60%	1.25%	2016
Emerging Markets Core Equity	1.30	1.60	N/A	2016
Developing Markets Equity	1.30	1.60	N/A	2016
Emerging Markets Equity Advantage	1.10	1.40	N/A	2017	(a)
Emerging Markets Equity Blend	1.30	1.60	N/A	2016
Emerging Markets Multi Asset	1.30	1.60	N/A	2025
Emerging Markets Debt	1.00	1.30	N/A	2016	(b)
Explorer Total Return	1.20	1.50	N/A	2016
Emerging Markets Income	0.90	1.20	N/A	2016

(a)	Agreement is through May 29, 2017.
(b)	Agreement extends, for May 2, 2016 through May 1, 2025, at levels of 1.10% and 1.40%, respectively.

96 Semi-Annual Report

During the period ended June 30, 2015, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Emerging Markets Core Equity	$65,909	$—	$10,319	$—
Emerging Markets Equity Advantage	1,991	16,884	71	1,025
Emerging Markets Equity Blend	—	—	11,056	—
Emerging Markets Multi Asset	490	—	5,221	2,176
Emerging Markets Debt	—	—	4,099	2,859
Explorer Total Return	—	—	4,506	—
Emerging Markets Income	28,444	63,506	437	8,562

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2015, State Street waived its fees as follows:

Portfolio	Amount

Emerging Markets Equity Advantage	$1,563
Emerging Markets Income	9,375

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the period ended June 30, 2015, BFDS waived its fees as follows:

Portfolio	Amount

Emerging Markets Equity	$6,114
Emerging Markets Equity Advantage	2,042

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager (the “1099 Fund”): (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

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5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2015 were as follows:

Portfolio	Purchases	Sales

Emerging Markets Equity	$1,271,792,471	$848,463,339
Emerging Markets Core Equity	23,986,486	14,103,168
Developing Markets Equity	138,029,191	152,013,138
Emerging Markets Equity Advantage	2,988,201	22,691
Emerging Markets Equity Blend	83,173,091	154,454,919
Emerging Markets Multi Asset	111,210,375	103,218,854
Emerging Markets Debt	381,925,493	261,792,886
Explorer Total Return	354,859,808	209,179,437
Emerging Markets Income	2,375,171	1,068,872

	US Government Securities
Portfolio	Purchases	Sales

Explorer Total Return	$26,496,384	$26,280,910

For the period ended June 30, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable: from January 1, 2015 to June 28, 2015, at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, and from June 29, 2015 to June 30, 2015, at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee from January 1, 2015 to June 28, 2015 and 0.20% per annum from June 29, 2015 to June 30, 2015 on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2015, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Emerging Markets Core Equity	$2,500,000	$ 2,500,000	1.14%	6
Developing Markets Equity	1,441,667	2,100,000	1.12	12
Emerging Markets Equity Blend	6,507,692	16,800,000	1.13	13
Emerging Markets Debt	2,800,000	2,800,000	1.14	1
Emerging Markets Income	70,000	70,000	1.13	1

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2015 is categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed

98  Semi-Annual Report

countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations.

The Portfolios’ investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the

Portfolios’ share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolios may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolios may not fully benefit from any increase in the value of their portfolio holdings as a result of declining interest rates).

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circum-

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stances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 –other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2015:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2015

Emerging Markets Equity Portfolio
Common Stocks*
Russia	$528,829,790	$517,373,827	$—	$1,046,203,617
Thailand	126,436,947	247,075,093	—	373,512,040
Other	11,957,360,658	—	—	11,957,360,658
Short-Term Investment	372,849,993	—	—	372,849,993
Total	$12,985,477,388	$764,448,920	$—	$13,749,926,308

Emerging Markets Core Equity Portfolio
Common Stocks*	$54,561,194	$—	$—	$54,561,194
Preferred Stock*	1,101,044	—	—	1,101,044
Short-Term Investment	1,297,925	—	—	1,297,925
Total	$56,960,163	$—	$—	$56,960,163

Developing Markets Equity Portfolio
Common Stocks*
Russia	$28,300,930	$11,314,736	$—	$39,615,666
Other	381,406,726	—	—	381,406,726
Preferred Stock*	6,525,447	—	—	6,525,447
Short-Term Investment	5,998,558	—	—	5,998,558
Total	$422,231,661	$11,314,736	$—	$433,546,397

Emerging Markets Equity Advantage Portfolio
Common Stocks*
China	$541,389	$12,098	$—	$553,487
Hong Kong	106,055	307	—	106,362
Taiwan	280,237	25,118	—	305,355
Thailand	94,747	15,813	—	110,560
Other	1,725,176	6,314	—	1,731,490
Preferred Stocks*	58,182	—	—	58,182
Short-Term Investment	41,634	—	—	41,634
Total	$2,847,420	$59,650	$—	$2,907,070

100  Semi-Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2015

Emerging Markets Equity Blend Portfolio
Common Stocks*
China	$91,162,118	$1,986,338	$—	$93,148,456
Egypt	5,287,738	1,403,965	—	6,691,703
Russia	31,068,820	8,284,304	—	39,353,124
Other	358,850,372	3,305,463	—	362,155,835
Preferred Stocks*	3,506,813	—	—	3,506,813
Short-Term Investment	16,251,172	—	—	16,251,172
Total	$506,127,033	$14,980,070	$—	$521,107,103

Emerging Markets Multi Asset Portfolio
Assets:
Common Stocks*
China	$23,051,788	$432,017	$—	$23,483,805
Egypt	1,266,755	334,019	—	1,600,774
Russia	6,835,478	1,553,842	—	8,389,320
Thailand	264,680	756,403	—	1,021,083
Other	89,246,897	—	—	89,246,897
Preferred Stocks*	1,136,078	—	—	1,136,078
Corporate Bonds*	—	6,478,979	—	6,478,979
Foreign Government Obligations*	—	29,056,933	—	29,056,933
Quasi Government Bonds*	—	910,026	—	910,026
US Treasury Securities	—	15,004,497	—	15,004,497
Warrant**	—	—	—	—
Short-Term Investment	14,551,253	—	—	14,551,253
Other Financial Instruments†
Credit Default Swap Agreements	—	3,185	—	3,185
Forward Currency Contracts	—	316,497	—	316,497
Total	$136,352,929	$54,846,398	$—	$191,199,327

Liabilities:
Other Financial Instruments†
Credit Default Swap Agreements	$—	$(3,380)	$—	$(3,380)
Forward Currency Contracts	—	(433,410)	—	(433,410)
Total	$—	$(436,790)	$—	$(436,790)

Emerging Markets Debt Portfolio
Corporate Bonds*	$—	$14,773,827	$—	$14,773,827
Foreign Government Obligations*	—	374,182,833	—	374,182,833
Quasi Government Bonds*	—	14,167,885	—	14,167,885
Short-Term Investment	3,507,276	—	—	3,507,276
Total	$3,507,276	$403,124,545	$—	$406,631,821

Explorer Total Return Portfolio
Assets:
Corporate Bonds*	$—	$68,362,272	$—	$68,362,272
Foreign Government Obligations*	—	178,562,468	—	178,562,468
Quasi Government Bonds*	—	9,430,197	—	9,430,197
Short-Term Investment	37,797,167	—	—	37,797,167
Warrant**	—	—	—	—
Other Financial Instruments†
Credit Default Swap Agreements	—	28,969	—	28,969
Forward Currency Contracts	—	690,272	—	690,272
Total	$37,797,167	$257,074,178	$—	$294,871,345

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Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2015

Explorer Total Return Portfolio (concluded)
Liabilities:
Other Financial Instruments†
Credit Default Swap Agreements	$—	$(28,748)	$—	$(28,748)
Forward Currency Contracts	—	(2,029,163)	—	(2,029,163)
Total	$—	$(2,057,911)	$—	$(2,057,911)

Emerging Markets Income Portfolio
Assets:
Foreign Government Obligations*	$—	$2,175,254	$—	$2,175,254
Supranationals	—	42,661	—	42,661
US Treasury Securities	—	12,486,930	—	12,486,930
Short-Term Investment	777,784	—	—	777,784
Other Financial Instruments†
Forward Currency Contracts	—	52,342	—	52,342
Total	$777,784	$14,757,187	$—	$15,534,971

Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(93,830)	$—	$(93,830)

*	Please refer to Portfolios of Investments (page 22 through 68) and Notes to Portfolios of Investments (page 71 through 72) for portfolio holdings by country and industry.
**	The warrant was reported in the Portfolios of Investments at zero market value.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Certain common stocks (see footnote (b) in the Notes to Portfolios of Investments) included in Level 2 were valued based on reference to similar securities which were trading on active markets.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (b) in the Notes to Portfolios of Investments) in the Emerging Markets Equity, Emerging Markets Core Equity, Developing Markets Equity, Emerging Markets Equity Advantage, Emerging Markets Equity Blend and Emerging Markets Multi Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

At June 30, 2015, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

Emerging Markets Equity	$10,044,769,224
Emerging Markets Core Equity	23,252,201
Developing Markets Equity	260,235,493
Emerging Markets Equity Blend	370,571,892
Emerging Markets Multi Asset	64,606,319

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2015.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered

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desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

Emerging Markets Multi Asset Portfolio

During the period ended June 30, 2015, the notional amounts of purchases and sales of forward currency contracts were $295,725,674 and $290,701,282, respectively, with average notional exposure of approximately $67,800,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2015:

Fair Value

Asset Derivatives
Credit Risk:
Gross unrealized appreciation on credit default swap agreements	$3,185
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$316,497
Liability Derivatives
Credit Risk:
Gross unrealized depreciation on credit default swap agreements	$3,380
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$433,410

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2015 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized loss on credit default swap agreements	$(197,946)
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$411,724
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized appreciation on credit default swap agreements	$202,053
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$51,613

Explorer Total Return Portfolio

During the period ended June 30, 2015, the notional amounts of purchases and sales of forward currency contracts were $916,868,585 and $890,807,665, respectively, with average notional exposure of approximately $155,900,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2015:

Fair Value

Asset Derivatives
Credit Risk:
Gross unrealized appreciation on credit default swap agreements	$28,969
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$690,272
Liability Derivatives
Credit Risk:
Gross unrealized depreciation on credit default swap agreements	$28,748
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$2,029,163

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2015 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Credit Risk:
Net realized loss on credit default swap agreements	$(634,485)
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$1,515,253
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit Risk:
Net change in unrealized appreciation on credit default swap agreements	$667,586
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(1,178,204)

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Emerging Markets Income Portfolio

During the period ended June 30, 2015, the notional amounts of purchases and sales of forward currency contracts were $52,980,834 and $43,450,325, respectively, with average notional exposure of approximately $10,200,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2015:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$52,342
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$93,830

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2015 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$138,082
Amount

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(29,522)

See Notes 2(c), 2(d), 2(e) and the Portfolios of Investments for additional disclosures about derivative instruments.

None of the other Portfolios presented traded in derivative instruments during the period ended June 30, 2015.

As of June 30, 2015, Emerging Markets Multi Asset, Explorer Total Return and Emerging Markets Income Portfolios hold derivative instruments that are eligible for offset in the Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

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The required information for the affected Portfolios are presented in the below table, as of June 30, 2015:

Emerging Markets Multi Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Credit Default Swap Agreements	$3,185	$—	$3,185
Forward Currency Contracts	316,497	—	316,497
Total	$319,682	$—	$319,682

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts
Barclays Bank PLC	$42,629	$(42,629)	$—	$—
Citibank NA	88,417	(71,250)	—	17,167
HSBC Bank USA NA	31,741	(8,175)	—	23,566
JPMorgan Chase Bank NA	93,866	(64,590)	—	29,276
Standard Chartered Bank	52,948	(52,948)	—	—
UBS AG	10,081	(10,081)	—	—
Total	$319,682	$(249,673)	$—	$70,009

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets and	of Assets and
Description	Liabilities	Liabilities	Liabilities
Credit Default Swap Agreements	$3,380	$—	$3,380
Forward Currency Contracts	433,410	—	433,410
Total	$436,790	$—	$436,790

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of
	Liabilities Presented in
	Statement of Assets	Financial	Collateral
Counterparty	and Liabilities	Instruments	Pledged	Net Amounts
Barclays Bank PLC	$79,193	$(42,629)	$—	$36,564
BNP Paribas SA	33,159	—	—	33,159
Citibank NA	71,250	(71,250)	—	—
HSBC Bank USA NA	8,175	(8,175)	—	—
JPMorgan Chase Bank NA	64,590	(64,590)	—	—
Standard Chartered Bank	153,256	(52,948)	—	100,308
UBS AG	27,167	(10,081)	—	17,086
Total	$436,790	$(249,673)	$—	$187,117

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Explorer Total Return Portfolio

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets and	of Assets and
Description	Assets	Liabilities	Liabilities
Credit Default Swap Agreements	$28,969	$—	$28,969
Forward Currency Contracts	690,272	—	690,272
Total	$719,241	$—	$719,241

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of
	Assets Presented in
	Statement of Assets	Financial	Collateral
Counterparty	and Liabilities	Instruments	Received	Net Amounts
Barclays Bank PLC	$174,727	$(174,727)	$—	$—
JPMorgan Chase Bank NA	119,347	(119,347)	—	—
Standard Chartered Bank	404,987	(404,987)	—	—
UBS AG	20,180	(20,180)	—	—
Total	$719,241	$(719,241)	$—	$—

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets and	of Assets and
Description	Liabilities	Liabilities	Liabilities
Credit Default Swap Agreements	$28,748	$—	$28,748
Forward Currency Contracts	2,029,163	—	2,029,163
Total	$2,057,911	$—	$2,057,911

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of
	Liabilities Presented in
	Statement of Assets	Financial	Collateral
Counterparty	and Liabilities	Instruments	Pledged	Net Amounts
Barclays Bank PLC	$508,389	$(174,727)	$—	$333,662
JPMorgan Chase Bank NA	317,022	(119,347)	—	197,675
Standard Chartered Bank	1,159,342	(404,987)	—	754,355
UBS AG	73,158	(20,180)	—	52,978
Total	$2,057,911	$(719,241)	$—	$1,338,670

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Emerging Markets Income Portfolio

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets and	of Assets and
Description	Assets	Liabilities	Liabilities
Forward Currency Contracts	$52,342	$—	$52,342

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of
	Assets Presented in
	Statement of Assets	Financial	Collateral
Counterparty	and Liabilities	Instruments	Received	Net Amounts
Citibank NA	$6,326	$(5,150)	$—	$1,176
HSBC Bank USA NA	18,204	(10,550)	—	7,654
JPMorgan Chase Bank NA	18,250	(15,469)	—	2,781
Standard Chartered Bank	7,547	(6,315)	—	1,232
UBS AG	2,015	(2,015)	—	—
Total	$52,342	$(39,499)	$—	$12,843

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets and	of Assets and
Description	Liabilities	Liabilities	Liabilities
Forward Currency Contracts	$93,830	$—	$93,830

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of
	Liabilities Presented in
	Statement of Assets	Financial	Collateral
Counterparty	and Liabilities	Instruments	Pledged	Net Amounts
Barclays Bank PLC	$42,134	$—	$—	$42,134
Citibank NA	5,150	(5,150)	—	—
HSBC Bank USA NA	10,550	(10,550)	—	—
JPMorgan Chase Bank NA	15,469	(15,469)	—	—
Standard Chartered Bank	6,315	(6,315)	—	—
UBS AG	14,212	(2,015)	—	12,197
Total	$93,830	$(39,499)	$—	$54,331

11. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

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The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (70)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (52)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (44)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Richard Reiss, Jr. (71)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

108  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2015, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of the 1099 Fund.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) Held During the Past Five Years(2)

Officers(3):

Nathan A. Paul (42)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (56)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report  109

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard Emerging Markets Equity Advantage Portfolio

At a meeting of the Board held on April 29, 2015, the Board considered the approval of the Management Agreement between the Fund, on behalf of Lazard Emerging Markets Equity Advantage Portfolio (the “New Portfolio”), and the Investment Manager (the “New Portfolio Management Agreement”). The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

The Board previously had received and discussed information addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 39 active funds comprised approximately $28 billion of the

[1]	The New Portfolio has two comparison groups, corresponding to Open and Institutional Shares.

approximately $180 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2015); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the New Portfolio from members of the New Portfolio’s proposed portfolio management team, including the strategies to be employed for the New Portfolio and the New Portfolio’s portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolio was expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $28 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information
The Directors reviewed comparative management fee and expense ratio information prepared by Strategic Insight, an independent provider of investment company data.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratios for the New Portfolio and the comparisons provided by Strategic Insight, which compared the management fee and expense ratios for the New Portfolio to groups1 of comparison funds (“Groups”), and the Directors noted the methodology and assumptions

110  Semi-Annual Report

used by Strategic Insight, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The proposed contractual management fee and estimated expense ratios for the New Portfolio were below the medians for the Groups. The Board also considered the fees paid by the Investment Manager’s client accounts with investment objectives, policies and strategies similar to those of the New Portfolios.

Performance. The Directors considered the performance of accounts managed by the portfolio managers with investment objectives, policies and strategies similar to those contemplated for the New Portfolio compared to relevant indexes.

Investment Manager Profitability and Economies of Scale
Representatives of the Investment Manager noted that because the New Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the New Portfolio’s assets was uncertain, specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager representatives stated that they did not expect the Investment Manager to realize any current profits on the New Portfolio initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse the New Portfolio for at least two years following the New Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the New Portfolio Management Agreement. The Investment Manager representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolio. The Investment Manager’s repre-

sentatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and record-keeping services, and noted that the New Portfolio would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the New Portfolio’s Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the New Portfolio Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the New Portfolio Management Agreement:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $180 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.

•	The Board concluded that the New Portfolio’s fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the New Portfolio increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the New Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor

Semi-Annual Report  111

being dispositive, determined to approve the New Portfolio Management Agreement.

All Portfolios except Lazard Emerging Markets Equity Advantage Portfolio

At a meeting of the Board held on June 8-9, 2015, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 39 active funds comprised approximately $30 billion (as of April 30, 2015) of the approximately $180 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2015). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day opera-

tions, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $30 billion fund complex not managed by a large, global firm such as the Investment Manager.

The Investment Manager representatives noted that the Investment Manager had historically provided certain administrative, operational and compliance assistance services in connection with the operation of the Fund, but that such services had been in addition to the investment advisory and other services that were contractually required by the Management Agreement currently in place. The Investment Manager representatives explained that the Management Agreement, on behalf of each Portfolio for which the Management Agreement is being considered, was proposed to be revised in order to include such services. The Investment Manager representatives reviewed the proposed revisions with the Directors and confirmed that no changes were proposed to the nature, extent or quality of services provided or to the Management Agreement’s terms related to investment advisory services.

Comparative Management Fee, Expense Ratio and Performance Information
The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2015) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight, including that management fee comparisons for the Portfolios and the rankings used therein include administrative fees (which, for the Portfolios, include a fixed dollar fee

112  Semi-Annual Report

paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The Directors acknowledged that, for smaller Portfolios, the fixed dollar administrative fee may have a more significant impact on the contractual management fee.

In reviewing Strategic Insight’s analysis (which was for the Institutional Shares and Open Shares classes of all Portfolios), it was noted that, for both share classes of each Portfolio, contractual management fees were at or below the median of the relevant Group, except for the Emerging Markets Core Equity Portfolio (in the fourth quartile of the Group for Institutional Shares and the third quartile of the Group for Open Shares); Emerging Markets Debt Portfolio and Explorer Total Return Portfolio (each Portfolio in the fourth quartile of the Group for each share class); and Emerging Markets Income Portfolio (the highest in the Group for both share classes). The Directors noted, however, that the actual management fee for each of these Portfolios, except the Explorer Total Return Portfolio (fourth quartile for both share classes), was in the first quartile of the Group for at least one share class, and the lowest in the group for both share classes of Emerging Markets Core Equity and the Open Share class of Emerging Markets Income Portfolio (first quartile for both share classes).

It also was noted that, for both share classes of all Portfolios, expense ratios were below, at or only slightly above the medians of those of the funds in the relevant Group, except for the Emerging Markets Debt Portfolio (in the fourth quartile of both share class Groups) and Explorer Total Return Portfolio (the highest in the Group for both share classes). The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses. For the Emerging Markets Debt Portfolio, the Investment Manager representatives presented supplemental comparisons against peer funds the Investment Manager believed were more appropriate than those comprising the respective Groups, showing that the Portfolio’s contractual management fee and net expenses were within the range of those in the Investment Manager’s group of comparison funds. The Directors also noted the unique nature of the Explorer Total Return Portfolio and discussed the appropriateness of the peer comparisons with the Investment Manager representatives.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over measurement periods up to ten years through March 31, 2015. Although year-to-date performance was provided by Strategic Insight, except as noted, the Directors did not consider three-month performance to be relevant to their considerations and focused on longer-term performance.

The Directors noted that both share classes of the Emerging Markets Core Equity Portfolio were above the average of the performance Group and Category for the one-year period (the Portfolio commenced operations in 2013); for the Explorer Total Return Portfolio, performance in the one-year period was above the Category average, but below the Group average (the Portfolio commenced operations in 2013); for the

Semi-Annual Report  113

Emerging Markets Equity Portfolio, performance was generally below median, except that performance was above median for the ten-year period; for the Emerging Markets Income Portfolio, performance was below the 2015 year-to-date Group and Category medians (the Portfolio commenced operations in 2014); and the performance of the Developing Markets Equity, Emerging Markets Debt, Emerging Markets Equity Blend and Emerging Markets Multi Asset Portfolios was below average in all periods. The Directors noted that the Investment Manager believed the funds in the peer group for the Emerging Markets Debt Portfolio were not the most appropriate comparisons, as discussed in connection with the fee comparisons.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale
The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2014 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other

114  Semi-Annual Report

services and infrastructure (as discussed above) associated with an approximately $180 billion global asset management business.

•	The Board was generally satisfied with the overall performance of most of the Portfolios, either because relative performance in the Group and/or Category was satisfactory or performance was otherwise consistent with the investment approach employed for a Portfolio. For certain Portfolios that were not performing in accordance with expectations, the Board would continue to monitor performance.
•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement.

Semi-Annual Report  115

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS024

Lazard Funds Semi-Annual Report

June 30, 2015

Equity Funds

Lazard US Equity Concentrated Portfolio	Lazard International Equity Concentrated Portfolio
Lazard US Strategic Equity Portfolio	Lazard International Strategic Equity Portfolio
Lazard US Mid Cap Equity Portfolio	Lazard International Equity Advantage Portfolio
Lazard US Small-Mid Cap Equity Portfolio	Lazard International Small Cap Equity Portfolio
Lazard US Small Cap Equity Growth Portfolio	Lazard Global Equity Select Portfolio
Lazard International Equity Portfolio	Lazard Global Strategic Equity Portfolio
Lazard International Equity Select Portfolio	Lazard Managed Equity Volatility Portfolio

Privacy Notice Regarding Customer Financial Information	Rev. 8/2015

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all, sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
Social Security number and credit history;
Assets and income;
Account transactions;
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., and Lazard Asset Management Securities LLC, on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard collect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?	We collect your personal information, for example, when you:

Open an account;

Seek advice about your investments;

Direct us to buy securities;

Direct us to sell your securities;

Enter into an investment advisory contract;

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:

Sharing for affiliates’ everyday business purposes — information about your creditworthiness;

Affiliates from using your information to market to you;

Sharing for nonaffiliates to market to you;

State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.
Other important information
Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
9	Performance Overviews
23	Information About Your Portfolio’s Expenses
27	Portfolio Holdings Presented by Sector
28	Portfolios of Investments
28	Lazard US Equity Concentrated Portfolio
29	Lazard US Strategic Equity Portfolio
31	Lazard US Mid Cap Equity Portfolio
32	Lazard US Small-Mid Cap Equity Portfolio
34	Lazard US Small Cap Equity Growth Portfolio
36	Lazard International Equity Portfolio
38	Lazard International Equity Select Portfolio
40	Lazard International Equity Concentrated Portfolio
41	Lazard International Strategic Equity Portfolio
43	Lazard International Equity Advantage Portfolio
46	Lazard International Small Cap Equity Portfolio
48	Lazard Global Equity Select Portfolio
50	Lazard Global Strategic Equity Portfolio
52	Lazard Managed Equity Volatility Portfolio
55	Notes to Portfolios of Investments
58	Statements of Assets and Liabilities
62	Statements of Operations
66	Statements of Changes in Net Assets
72	Financial Highlights
89	Notes to Financial Statements
99	Board of Directors and Officers Information
101	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

During the first half of 2015, global equity markets were supported by monetary easing measures in many countries and the stabilization of oil prices. In Europe, equities performed well as the European Central Bank’s quantitative easing program appeared to forestall deflation. Japanese equities continued their impressive streak as Abenomics reforms began to pay dividends. US equity markets rose as corporate earnings generally exceeded expectations. Despite concerns about the possibility of higher US short-term interest rates, heightened volatility in the Chinese stock market, and a potential debt default by Greece, emerging markets performed in line with developed markets.

Globally, fixed-income markets staged impressive rallies during the first quarter of 2015 amid weak growth in the United States due to another harsh winter and continued downward pressure on inflation worldwide. However, the action-packed second quarter, particularly in Greece, created some volatility in global bonds. Meanwhile, there was significant divergence between the winners and losers in emerging markets debt. From a global bond standpoint, fundamental challenges in Turkey, Brazil, and South Africa are likely to persist while some eastern European countries, including Hungary, the Czech Republic, and Poland, are benefiting from monetary stimulus, structural reforms, and economic and business ties to Germany. Currency markets were volatile during the period as investors either reassessed or rebalanced their overweight positions to the US dollar. Notably, central banks cut rates in more than thirty countries.

At Lazard Asset Management LLC, we remain focused on active management and are committed to you, our valued shareholders, and we continue to focus our strengths in pursuing the Portfolios’ investment objectives. As always, we appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

US Equities

The S&P 500® Index rose 1.2% during the first half of 2015. Markets rose modestly as corporate earnings generally exceeded lowered expectations. Economic data during the six month period was mixed. The unemployment rate fell to 5.4% in May, and fourth-quarter GDP growth exceeded expectations. However, the economy contracted in the first quarter, though this was largely attributed to severe winter weather and the West Coast port labor conflict. Investors continued to focus on when the Federal Reserve would begin raising interest rates, but were largely reassured that rate hikes would occur in a measured manner. The prospect that Greece might default on payments to its creditors spurred an uptick in volatility in markets globally towards the end of the period.

International Equities

During the first half of 2015, international equity markets rose overall, with the most significant rises occurring in local currencies. Japanese equities were among the best performers, as data showed the economy expanding during the first quarter at a faster rate than initially expected. Additionally, improving corporate governance at a number of Japanese companies helped lift share prices. British equities also performed well after the surprise victory of the incumbent, and traditionally business-friendly, Conservative Party. The euro zone is standing up relatively well despite the Greek debt stand-off with its creditors, with better-than-expected economic data. Emerging markets lagged developed markets during the period, as equities in Brazil and Greece were both among the worst performers globally. In Brazil, the central bank raised interest rates to a six year high as consumer prices in the country soared in January by more than 7%. Additionally, a corruption probe is reaching almost all corners of the Brazilian government.

Equities in the health care and consumer discretionary sectors performed well, while the utilities and energy sectors lagged.

Lazard US Equity Concentrated Portfolio

For the six months ended June 30, 2015, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of 3.80%, while Open

Shares posted a total return of 3.56%, as compared with the 1.23% return for the S&P 500 Index.

Stock selection and an overweight position in the consumer discretionary sector helped returns. Shares of online travel services provider Orbitz rose after competitor Expedia announced plans to acquire the company for $1.6 billion. We sold our position after the announcement was made in February, as the stock approached our target valuation. A lack of exposure to the energy and utilities sectors also contributed to performance, as the sectors were the worst performers in the benchmark during the period.

In contrast, stock selection in the information technology sector detracted from performance. Shares of business solutions provider Xerox fell after the company reported disappointing quarterly earnings, driven by lower service revenues, and management lowered guidance. Shares of food distributor Sysco fell amid concerns that the Federal Trade Commission would block the company’s proposed acquisition of US Foods. We sold our position in June, as we saw opportunities with better risk-reward profiles elsewhere.

Lazard US Strategic Equity Portfolio

For the six months ended June 30, 2015, the Lazard US Strategic Equity Portfolio’s Institutional Shares posted a total return of -0.16%, while Open Shares posted a total return of -0.32%, and R6 Shares posted a total return of -0.16%, as compared with the 1.23% return for the S&P 500 Index.

A lack of exposure to utilities helped returns, as the sector was the worst performer in the S&P 500 Index during the period. Stock selection in the health care sector also contributed to performance. Shares of pharmaceutical company Mylan rose after the company had two strategic options become available; the company announced a bid to purchase drug maker Perrigo, and competitor Teva made a separate bid to purchase Mylan. Shares of animal health company Zoetis rose after the company reported earnings which exceeded expectations. Investors were also heartened as the company announced a cost restructuring plan.

In contrast, stock selection in the information technology sector detracted from performance. Shares of

Semi-Annual Report  3

business solutions provider Xerox fell after the company reported disappointing quarterly earnings, driven by lower service revenues, and management lowered guidance. Stock selection in the financials sector also hurt returns. Shares of card network operator American Express fell after management issued guidance for heavier-than-expected investment this year, pressuring earnings. The company also announced that its contract with Costco would not be renewed beyond 2016.

Lazard US Mid Cap Equity Portfolio

For the six months ended June 30, 2015, the Lazard US Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 4.19%, while Open Shares posted a total return of 4.04%, as compared with the 2.35% return for the Russell Midcap® Index.

Stock selection in the consumer discretionary sector helped returns. Shares of online travel services provider Orbitz rose after competitor Expedia announced plans to acquire the company for $1.6 billion. We sold our position after the announcement was made in February, as the stock approached our target valuation. Stock selection in the financials sector also contributed to performance. Shares of diversified financial services firm Voya rose after the company reported quarterly earnings that exceeded expectations, driven by strong performance from its Retirement, Annuities, and Individual Life segments. Management also raised its long-term return targets at the company’s investor day.

In contrast, stock selection in the industrials sector hurt returns. Shares of American Airlines fell amid rising oil prices and capacity concerns in the industry, with competitor Southwest’s expansion in the Dallas area directly impacting American’s share. Stock selection in the consumer staples sector also detracted from performance. Shares of brewer Molson Coors fell after the company reported disappointing quarterly results, as investors were concerned about the difficult demand environment in Europe.

Lazard US Small-Mid Cap Equity Portfolio

For the six months ended June 30, 2015, the Lazard US Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 6.26%, while Open

Shares posted a total return of 6.05%, as compared with the 4.81% return for the Russell 2500® Index.

Stock selection in the financials sector contributed to performance. Shares of regional bank Comerica rose after the company reported quarterly results. While earnings were in line with expectations, investors were encouraged by solid net interest margin expansion. Stock selection in the information technology sector also helped returns. Shares of display maker Universal Display rose after the company announced an OLED technology licensing agreement with LG through 2022. The company also reported solid quarterly earnings, driven by stronger revenues.

In contrast, stock selection in the materials sector detracted from performance. Shares of chemical maker Tronox fell after the company reported disappointing earnings, as unfavorable pricing hurt results. Stock selection and an underweight position in the health care sector also hurt returns. Shares of medical technology maker Fluidigm fell after the company reported earnings that were below expectations and management lowered its revenue guidance for the year, citing weakness in its BioMark electronic identification business.

Lazard US Small Cap Equity Growth Portfolio

For the six months ended June 30, 2015, the Lazard US Small Cap Equity Growth Portfolio’s Institutional Shares posted a total return of 12.60%, while Open Shares posted a total return of 12.50%, as compared with the 8.74% return for the Russell 2000® Growth Index.

Stock selection in the health care sector contributed to performance. Shares of small-molecule therapeutics maker Anacor Pharmaceuticals rose after the company reported strong quarterly earnings, driven by sales of its anti-fungal treatment Kerydin. Stock selection in the consumer discretionary sector also helped returns. Shares of apparel maker G-III rose after the company reported solid earnings that were driven by strong revenues. Additionally, management raised its earnings guidance for the year.

In contrast, stock selection in the consumer staples sector detracted from performance. Shares of Boston Beer Company fell after management lowered its guid-

4  Semi-Annual Report

ance for the year, citing competitive pressures and slower growth in the market for cider. Stock selection and an underweight position in the information technology sector also hurt returns. Shares of electronic payment technology maker VeriFone fell after the company reported quarterly results. While earnings were broadly in-line with expectations, foreign exchange and weakness in Asia concerned some investors.

Lazard International Equity Portfolio

For the six months ended June 30, 2015, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 7.97%, while Open Shares posted a total return of 7.79%, as compared with the 5.52% return for the MSCI EAFE® Index (the “EAFE Index”). The R6 Shares posted a total return of 1.84% for the period since inception on April 1, 2015 through June 30, 2015, compared with the 0.47% return for the EAFE Index for the same period.

Stock selection in the consumer staples sector was additive to returns as shares of Japan Tobacco hit a record high on news that the company would sell its vending machine business and two of its beverage brands to Suntory Beverage & Foods. Within the financials sector, shares of Japanese real estate construction company Daiwa House Industry performed well on earnings that were better than expected, driven by a recovery in logistics, housing, and condos. The company also issued well-received company guidance and raised its dividend. Lastly, in the information technology sector, shares of Netherlands-based company NXP Semiconductors rallied on news that they would acquire Texas-based competitor Freescale. The deal would bolster the combined company’s position to be the largest supplier in the automotive industry, which is growing strongly as technology assumes a larger role in automobile components.

In contrast, stock selection in the telecommunication services sector detracted from returns. Shares of Canadian mobile and cable-television provider Rogers Communications declined despite earnings which highlighted higher average revenues per customer while shares of Turkish mobile phone operator Turkcell declined along with the Turkish equity market over political concerns. Rogers Communications was sold in favor of other higher-conviction ideas after a series of operational disappointments. Positioning in emerging markets subdued returns as shares of Brazilian private education company Estacio declined in January after the government made an unexpected, negative change to its student loan program, which delayed payment of loans for four-year enrollments to six years. The stock later recovered somewhat, on earnings that highlighted higher average tuition fees and strong performance in the distance-learning segment, and was subsequently sold. Lastly, shares of Greek bank Piraeus, which was also sold during the period, declined due to the anti-austerity posturing of the new government.

Lazard International Equity Select Portfolio

For the six months ended June 30, 2015, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 4.44%, while Open Shares posted a total return of 4.32%, as compared with the 4.04% return for the MSCI All Country World® Index ex-US.

Stock selection in the consumer staples sector was additive to relative returns as shares of Japan Tobacco hit a record high on news that the company would sell its vending machine business and two of its beverage brands to Suntory Beverage & Foods. Within the financials sector, shares of Japanese real estate construction company Daiwa House Industry performed well on earnings that were better than expected, driven by a recovery in logistics, housing, and condos. The company also issued well-received company guidance and raised its dividend. Lastly, an overweight allocation to and stock selection in the health care sector was beneficial to relative returns, as shares of Danish pharmaceutical company Novo Nordisk increased on news that the company might be able to introduce Tesiba, a long-acting insulin treatment for diabetes, into the United States as early as next year.

In contrast, stock selection in the information technology sector detracted from relative returns as shares of Chinese search engine company Baidu underperformed on earnings that highlighted higher customer acquisition costs for mobile users. In the consumer

Semi-Annual Report  5

discretionary sector, shares of Brazilian private education company Estacio declined in January after the government made an unexpected, negative change to its student loan program, which delayed payment of loans for four year enrollments to six years. The stock later recovered somewhat on earnings that highlighted higher average tuition fees and strong performance in the distance-learning segment. Lastly, shares of Turkish mobile phone operator Turkcell declined along with the Turkish equity market over political concerns.

Lazard International Equity Concentrated Portfolio

For the six months ended June 30, 2015, the Lazard International Equity Concentrated Portfolio’s Institutional Shares posted a total return of 2.20%, while Open Shares posted a total return of 2.10%, as compared with the 4.04% return for the MSCI All Country World Index ex-US.

The Portfolio rose overall but lagged the MSCI All Country World Index ex-US during the six month period. Macro issues in Brazil, Greece, Turkey, and South Africa were mostly responsible for the short-term underperformance. Garanti, BB Seguridade, and Sanlam all detracted from relative returns during the first half of the year, being hurt by currency. We sold Garanti during the period. The Portfolio was also hurt by its stock selection in industrials as shares of MacDonald Dettwiler, which had disappointing order intake during the period, and Ashtead group, which declined due to a negative read-across from a competitor despite strong results.

In contrast, the Portfolio benefited from its position in health care company, Actelion, which rose on company reports of encouraging drug-trial data leading to strengthened expectations of future organic growth. The company was also touted as a potential bid target in a consolidating sector. Stock selection in consumer staples also benefited relative returns as positions in Asaleo and Anheuser-Busch InBev performed well.

Lazard International Strategic Equity Portfolio

For the six months ended June 30, 2015, the Lazard International Strategic Equity Portfolio’s Institutional

Shares posted a total return of 6.20%, while Open Shares posted a total return of 6.15%, as compared with the 5.52% return for the EAFE Index. The R6 Shares posted a total return of 6.28% for the period since inception on January 19, 2015 through June 30, 2015, compared with the 7.50% return for the EAFE Index for the same period.

The Portfolio outperformed the EAFE Index during the first half of the year. This was driven mostly by strong performance from AEON Financial and Azimut in the financials sector, Don Quijote and Valeo in the consumer discretionary sector, and Japan Tobacco and Daiwa House Industry in Japan. The Portfolio also benefited from low exposure to the utilities sector, and from the UK election results which helped Lloyds Bank and UK bookmaker William Hill in the second quarter. In the health care sector, Actelion reported more encouraging trial data, and Fresenius reported strong results. In the energy sector, oil refining and marketing business Caltex was hurt by the recovery in the price of oil. The biggest drag on performance came from the emerging markets, where Nampak in South Africa, Estacio in Brazil, Halk Bankasi of Turkey, and Tata Motors of India declined, as did Piraeus Bank in Greece, which was impacted by the uncertainty of that country’s future over the past six months. We sold Piraeus Bank during the period.

New Fund Launched: Lazard International Equity Advantage Portfolio

We are pleased to announce the May 29, 2015 launch of the Lazard International Equity Advantage Portfolio. Portfolio commentaries will be provided in the December 31, 2015 Lazard Funds Annual Report.

Lazard International Small Cap Equity Portfolio

For the six months ended June 30, 2015, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 11.09%, while Open Shares posted a total return of 10.97%, as compared with the 10.15% return for the MSCI EAFE Small Cap® Index.

The Portfolio gained back the first quarter’s slight underperformance mostly by protecting capital in

6  Semi-Annual Report

June’s weak market. Stock picking in Asia ex-Japan, Japan, and continental Europe contributed to performance, while stock picking in Canada and the emerging markets hurt performance. Stock picking in consumer staples, materials, and energy contributed to performance, while stock picking in industrials and financials detracted from performance.

Ain Pharmaciez, an operator of dispensing pharmacies in Japan, contributed to performance in the consumer staples sector and in Japan in the first half of 2015. Stock performance followed mergers-and-acquisitions deals in the first quarter and strong results and positive guidance announced at the end of May. Ain added 119 stores through acquisition last year and opened forty stores.

AirBoss of America, an integrated group of complementary businesses using rubber compounding technology and engineering to develop, manufacture, and sell proprietary rubber-based compounds into industrial, automotive, and defense end-markets, was a contributor to performance for the period. The shares appreciated on the announced acquisition of Response Technologies, expanding the company’s capabilities in personal protection and safety products in its higher-margin defense product offering. The acquisition is immediately accretive to earnings and AirBoss of America was able to acquire Response Technologies at what we believe was an attractive price.

HSS, a leading UK plant hire company, detracted from portfolio performance. The company has embarked on a rapid expansion plan, opening about fifty local branches per annum. Having had a good start to 2015, (organic revenue growth in the mid-teens) the second quarter proved more challenging, with growth slowing as a result of UK election uncertainty and cold weather impacting the demand for certain product lines. HSS, as a plant hire company, is very sensitive to moves in revenue and hence the slow growth has had a big impact on current profit expectations impacting the stock. We believe this to be temporary in nature and the position is being held for recovery.

Alaris Royalty, a niche Canadian financial company which provides quasi-private equity financings to small private companies, underperformed during the first six months of 2015. Investors have expressed frustration that the company’s pipeline of intended new investments has not yet borne fruit as anticipated, while several currently held private company investments have disappointed, leading to a stable versus expected growing dividend stream. We believe the company should eventually add investments and grow the dividend, and we recognize the process and results can be uneven. We also support the current 5% dividend yield. We continue to hold the shares.

Lazard Global Equity Select Portfolio

For the six months ended June 30, 2015, the Lazard Global Equity Select Portfolio’s Institutional Shares posted a total return of 2.33%, while Open Shares posted a total return of 2.23%, as compared with the 2.66% return for the MSCI All Country World Index.

Stock selection and an overweight in the health care sector contributed to performance. Biopharmaceutical development company Quintiles contributed to performance as shares rose after the company reported strong earnings and significant backlog increases, a leading indicator of future growth. The company also announced a share buyback program. Stock selection in the consumer staples sector also helped performance. Shares of Magnit, a discount supermarket chain in Russia, rose after sales exceeded expectations and the company continued its expansion plans. Russian stocks were also broadly strong during the period.

In contrast, stock selection in the financials sector detracted from performance. Shares of American Express fell after management issued guidance for heavier-than-expected investment this year, pressuring earnings. The company also announced that its contract with Costco would not be renewed beyond 2016. We sold American Express during the period. Stock selection in the consumer discretionary sector also hurt performance. Media company Viacom detracted from performance, as shares fell amid ratings declines and continued speculation that one of the PayTV distributors could drop Viacom’s channels.

Semi-Annual Report  7

Lazard Global Strategic Equity Portfolio

For the six months ended June 30, 2015, the Lazard Global Strategic Equity Portfolio’s Institutional Shares posted a total return of -0.20%, while Open Shares posted a total return of -0.40%, as compared with the 2.66% return for the MSCI All Country World Index.

The Portfolio lagged the broader market in the first half of the year. On the positive side we saw strong performance from United Therapeutics following the successful launch of a new drug for pulmonary arterial hypertension. In the media sector, the UK companies Informa and Auto Trader Group performed well, as did US company Houghton Mifflin Harcourt (which was sold prior to the end of the period). In Japan, our holdings in Daiwa House Industry, Makita, and Don Quijote continued to deliver strong performance. The UK packaging company Rexam rose sharply as it received a takeover offer from US competitor Ball Corp.

Stock selection in emerging markets was the most challenging area for performance as several of our holdings suffered from unfavorable political developments. Piraeus Bank in Greece was hit by the election of a new government that pushed that country back into turmoil and intense negotiations on a further bailout by the European Union. We sold our position shortly after the election results were revealed. We also saw weakness in American Airlines and Caltex as the oil price bounced off its lows early in the year.

New Fund Launched: Lazard Managed Equity Volatility Portfolio

We are pleased to announce the May 29, 2015 launch of the Lazard Managed Equity Volatility Portfolio. Portfolio commentaries will be provided in the December 31, 2015 Lazard Funds Annual Report.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager’), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, S&P 500® Index and Russell 1000 Value/S&P 500 Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One Year	Five Years	Since Inception	†
Institutional Shares**	13.16%	17.51%	7.91%
Open Shares**	12.63%	17.08%	7.57%
S&P 500 Index	7.42%	17.34%	7.71%
Russell 1000 Value/S&P 500 Linked Index	7.42%	16.23%	6.69%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Equity Value Portfolio. As of May 31, 2012, the Portfolio changed its name to Lazard U.S. Equity Concentrated Portfolio and changed its investment strategy to invest in primarily equity securities, principally common stocks, of US companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The Russell 1000 Value/S&P 500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 1000® Value Index for all periods through May 30, 2012 and the S&P 500 Index for all periods thereafter. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest US companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The indices are unman- aged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

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Lazard US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	6.73%	16.37%	7.11%	6.76%
Open Shares**	6.42%	16.03%	6.81%	6.46%
R6 Shares**	6.79%	N/A	N/A	10.71%
S&P 500 Index	7.42%	17.34%	7.89%	7.40%
				(Institutional and Open Shares)
				10.94%
				(R6 Shares)

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional and Open Shares was December 30, 2004 and for the R6 Shares was May 19, 2014.

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Lazard US Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One Year	Five Years	Ten Years
Institutional Shares**	12.81%	14.81%	7.11%
Open Shares**	12.41%	14.49%	6.81%
Russell Midcap Index	6.63%	18.23%	9.40%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest US companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One Year	Five Years	Ten Years
Institutional Shares**	9.01%	16.30%	9.23%
Open Shares**	8.64%	15.92%	8.88%
Russell 2500 Index	5.92%	17.86%	9.09%
Russell 2000/2500 Linked Index	5.92%	17.85%	9.11%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Small Cap Equity Portfolio. As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap US companies.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000 Index (which consists of the 3,000 largest US companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods through August 24, 2008 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest US companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard US Small Cap Equity Growth Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small Cap Equity Growth Portfolio and Russell 2000 Growth Index*

Total Returns*

Period Ended June 30, 2015

	Since Inception	†
Institutional Shares**	12.60%
Open Shares**	12.50%
Russell 2000 Growth Index	8.74%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2014.

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Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One Year	Five Years	Ten Years	Since Inception †
Institutional Shares**	–1.30%	11.76%	6.41%	6.44%
Open Shares**	–1.62%	11.43%	6.09%	5.25%
RS Shares**	N/A	N/A	N/A	1.84%
EAFE Index	–4.23%	9.54%	5.12%	5.48%
				(Institutional Shares)
				5.02%
				(Open Shares)
				0.47%
				(R6 Shares)

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived by BFDS; without such waiver of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 29, 1991, for the Open Shares was January 23, 1997 and for the R6 Shares was April 1, 2015.

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Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, MSCI All Country World® Index ex-US and MSCI EAFE/All Country World Index ex-US Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One Year	Five Years	Ten Years
Institutional Shares**	–6.19%	9.96%	4.48%
Open Shares**	–6.47%	9.60%	4.14%
MSCI All Country World Index ex-US	–5.26%	7.76%	5.54%
MSCI EAFE/All Country World Index ex-US Linked Index	–5.26%	7.76%	4.26%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI All Country World Index ex-US is a free floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI EAFE/All Country World Index ex-US Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the EAFE Index for all periods through June 30, 2010 and the MSCI All Country World Index ex-US for all periods thereafter. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard International Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Concentrated Portfolio and MSCI All Country World Index ex-US*

Total Returns*

Period Ended June 30, 2015

	Since Inception	†
Institutional Shares**	–2.50%
Open Shares**	–2.66%
MSCI All Country World Index ex-US	–4.83%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI All Country World Index ex-US is a free floated-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The index is unman- aged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was August 29, 2014.

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Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and EAFE Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One Year	Five Years	Since Inception †
Institutional Shares**	–1.51%	13.39%	7.39%
Open Shares**	–1.74%	13.09%	5.68%
R6 Shares**	N/A	N/A	6.28%
EAFE Index	–4.23%	9.54%	4.55%
			(Institutional Shares)
			3.25%
			(Open Shares)
			7.50%
			(R6 Shares)

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares, Open Shares and R6 Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005, for the Open Shares was February 3, 2006 and for the R6 Shares was January 19, 2015.

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Lazard International Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Advantage Portfolio and EAFE Index*

Total Returns*

Period Ended June 30, 2015

	Since Inception	†
Institutional Shares**	–2.30%
Open Shares**	–2.30%
EAFE Index	–2.83%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 29, 2015.

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Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap® Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One Year	Five Years	Ten Years
Institutional Shares**	2.01%	14.19%	5.68%
Open Shares**	1.71%	13.83%	5.37%
MSCI EAFE Small Cap Index	–0.77%	12.40%	6.59%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard Global Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Select Portfolio and MSCI All Country World Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One Year	Since Inception	†
Institutional Shares**	2.46%	4.13%
Open Shares**	2.07%	3.86%
MSCI All Country World Index	0.71%	4.57%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2013.

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Lazard Global Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Strategic Equity Portfolio and MSCI All Country World Index*

Total Returns*

Period Ended June 30, 2015

	Since Inception	†
Institutional Shares**	–0.56%
Open Shares**	–0.86%
MSCI All Country World Index	–0.26%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was August 29, 2014.

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Lazard Managed Equity Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Managed Equity Volatility Portfolio and MSCI World® Index*

Total Returns*

Period Ended June 30, 2015

	Since Inception	†
Institutional Shares**	–1.50%
Open Shares**	–1.50%
MSCI World Index	–2.33%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance or developed markets. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 29, 2015.

22  Semi-Annual Report

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2015 through June 30, 2015 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report  23

Portfolio	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15 - 6/30/15	Annualized Expense Ratio During Period 1/1/15 - 6/30/15

US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,038.00	$3.94	0.78%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.93	$3.91	0.78%
Open Shares
Actual	$1,000.00	$1,035.60	$5.35	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.54	$5.31	1.06%

US Strategic Equity
Institutional Shares
Actual	$1,000.00	$998.40	$3.72	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Open Shares
Actual	$1,000.00	$996.80	$5.20	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
R6 Shares
Actual	$1,000.00	$998.40	$3.47	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51	0.70%

US Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,041.90	$5.32	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Open Shares
Actual	$1,000.00	$1,040.40	$6.83	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%

US Small-Mid Cap Equity
Institutional Shares
Actual	$1,000.00	$1,062.60	$4.60	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Open Shares
Actual	$1,000.00	$1,060.50	$6.23	1.22%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.74	$6.11	1.22%

US Small Cap Equity Growth
Institutional Shares
Actual	$1,000.00	$1,126.00	$5.80	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Open Shares
Actual	$1,000.00	$1,125.00	$7.38	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.00	1.40%

International Equity
Institutional Shares
Actual	$1,000.00	$1,079.70	$4.38	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Open Shares
Actual	$1,000.00	$1,077.90	$5.82	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$5.66	1.13%
R6 Shares**
Actual	$1,000.00	$1,018.40	$1.99	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.36	$1.98	0.80%

24  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15 - 6/30/15	Annualized Expense Ratio During Period 1/1/15 - 6/30/15

International Equity Select
Institutional Shares
Actual	$1,000.00	$1,044.40	$5.47	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.44	$5.41	1.08%
Open Shares
Actual	$1,000.00	$1,043.20	$6.99	1.38%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$6.90	1.38%

International Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,022.00	$5.41	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.44	$5.41	1.08%
Open Shares
Actual	$1,000.00	$1,021.00	$7.02	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.00	1.40%

International Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,062.00	$4.14	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.06	0.81%
Open Shares
Actual	$1,000.00	$1,061.50	$5.47	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.49	$5.36	1.07%
R6 Shares†
Actual	$1,000.00	$1,062.80	$5.04	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.31	$4.92	1.10%

International Equity Advantage††
Institutional Shares
Actual	$1,000.00	$977.00	$0.73	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.37	$0.74	0.90%
Open Shares
Actual	$1,000.00	$977.00	$0.97	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.12	$0.99	1.20%

International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$1,110.90	$5.55	1.06%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.54	$5.31	1.06%
Open Shares
Actual	$1,000.00	$1,109.70	$6.96	1.33%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$6.66	1.33%

Global Equity Select
Institutional Shares
Actual	$1,000.00	$1,023.30	$5.52	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Open Shares
Actual	$1,000.00	$1,022.30	$7.02	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.00	1.40%

Semi-Annual Report  25

Portfolio	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15 - 6/30/15	Annualized Expense Ratio During Period 1/1/15 - 6/30/15

Global Strategic Equity
Institutional Shares
Actual	$1,000.00	$998.00	$5.45	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Open Shares
Actual	$1,000.00	$996.00	$6.93	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.00	1.40%

Managed Equity Volatility††
Institutional Shares
Actual	$1,000.00	$985.00	$0.61	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.49	$0.62	0.75%
Open Shares
Actual	$1,000.00	$985.00	$0.86	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.25	$0.86	1.05%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

**	The inception date for the R6 Shares was April 1, 2015.

†	The inception date for the R6 Shares was January 19, 2015.

††	The Portfolio commenced operations on May 29, 2015.

26  Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2015 (unaudited)

Sector*	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio	Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard US Small Cap Equity Growth Portfolio

Consumer Discretionary	29.3%	16.8%	20.2%	19.5%	17.5%
Consumer Staples	9.5	5.2	7.4	1.4	2.1
Energy	—	5.9	3.4	3.4	1.5
Financials	—	19.3	24.4	24.0	8.4
Health Care	23.8	13.7	15.8	9.2	33.2
Industrials	2.0	8.0	5.6	22.6	8.6
Information Technology	27.2	24.2	9.5	12.0	17.5
Materials	—	2.9	7.8	4.9	2.8
Utilities	—	—	—	2.6	—
Repurchase Agreement	—	—	—	0.4	—
Short-Term Investments	8.2	4.0	5.9	—	8.4
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

Consumer Discretionary	15.2%	11.7%	11.5%	15.7%	12.8%
Consumer Staples	10.3	11.2	8.2	10.7	10.0
Energy	4.7	2.4	—	4.2	5.4
Financials	24.0	20.0	29.5	26.1	24.2
Health Care	12.9	15.1	11.6	15.6	12.0
Industrials	11.5	12.6	17.9	7.3	13.4
Information Technology	4.3	8.5	7.0	1.1	5.3
Materials	3.8	3.4	2.3	7.5	6.4
Telecommunication Services	8.4	8.6	8.8	7.6	5.9
Utilities	0.9	1.8	—	0.5	2.7
Repurchase Agreement	4.0	—	—	—	—
Short-Term Investments	—	4.7	3.2	3.7	1.9
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*		Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

Consumer Discretionary		22.6%	10.3%	14.1%	14.7%
Consumer Staples		6.7	11.2	14.8	10.1
Energy		2.2	3.9	3.2	4.0
Financials		20.3	22.4	17.8	18.1
Health Care		6.7	15.3	16.5	10.2
Industrials		18.2	11.6	9.5	12.7
Information Technology		9.3	19.2	12.2	6.8
Materials		5.4	2.5	4.0	2.9
Telecommunication Services		0.4	1.2	4.8	5.8
Utilities		—	—	—	5.7
Short-Term Investments		8.2	2.4	3.1	9.0
Total Investments		100.0%	100.0%	100.0%	100.0%

* Represents percentage of total investments.

Semi-Annual Report  27

The Lazard Funds, Inc. Portfolios of Investments June 30, 2015 (unaudited)

Description	Shares	Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 92.7%

Alcohol & Tobacco | 3.9%
Molson Coors Brewing Co., Class B	332,012	$23,177,758

Food & Beverages | 5.6%
Kellogg Co.	528,925	33,163,598

Leisure & Entertainment | 18.4%
Houghton Mifflin Harcourt Co. (a)	1,013,842	25,548,818
Norwegian Cruise Line Holdings, Ltd. (a)	445,790	24,982,072
The Madison Square Garden Co., Class A (a)	315,780	26,364,472
Viacom, Inc., Class B	493,075	31,872,368
		108,767,730
Medical Products | 4.7%
Baxter International, Inc.	395,415	27,651,371

Pharmaceutical & Biotechnology | 16.2%
Mylan NV (a)	322,525	21,886,546
Pfizer, Inc.	1,165,467	39,078,109
Zoetis, Inc.	722,711	34,849,124
		95,813,779
Retail | 11.2%
Advance Auto Parts, Inc.	383,121	61,027,344
J.C. Penney Co., Inc. (a)	590,405	5,000,731
		66,028,075
Description	Shares	Value

Semiconductors & Components | 6.9%
Bruker Corp. (a)	929,320	$18,967,421
Xerox Corp.	2,027,990	21,577,814
		40,545,235
Technology | 5.5%
Google, Inc., Class A (a)	59,400	32,078,376

Technology Hardware | 18.3%
Apple, Inc.	136,272	17,091,915
Cisco Systems, Inc.	1,000,800	27,481,968
EMC Corp.	1,314,505	34,689,787
International Business Machines Corp.	178,030	28,958,360
		108,222,030
Transportation | 2.0%
American Airlines Group, Inc.	298,570	11,923,393

Total Common Stocks (Identified cost $511,440,807)		547,371,345

Short-Term Investment | 8.2%
State Street Institutional Treasury Money Market Fund (Identified cost $48,645,959)	48,645,959	48,645,959

Total Investments | 100.9% (Identified cost $560,086,766) (b)		$596,017,304

Liabilities in Excess of Cash and Other Assets | (0.9)%		(5,392,216)

Net Assets | 100.0%		$590,625,088

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

Description	Shares	Value

Lazard US Strategic Equity Portfolio

Common Stocks | 96.7%

Alcohol & Tobacco | 1.5%
Molson Coors Brewing Co., Class B	29,150	$2,034,962

Automotive | 0.6%
Harley-Davidson, Inc.	14,700	828,345

Banking | 2.2%
Comerica, Inc.	58,900	3,022,748

Chemicals | 1.7%
Eastman Chemical Co.	27,630	2,260,687

Commercial Services | 4.3%
Corrections Corp. of America	77,910	2,577,263
ServiceMaster Global Holdings, Inc. (a)	37,175	1,344,620
The ADT Corp.	20,200	678,114
Tyco International PLC	34,300	1,319,864
		5,919,861
Computer Software | 0.7%
Symantec Corp.	41,400	962,550

Energy Exploration & Production | 4.6%
Anadarko Petroleum Corp.	18,900	1,475,334
Apache Corp.	28,175	1,623,725
Devon Energy Corp.	30,250	1,799,573
EOG Resources, Inc.	16,000	1,400,800
		6,299,432
Energy Services | 1.3%
Dril-Quip, Inc. (a)	23,700	1,783,425

Financial Services | 11.8%
Ally Financial, Inc. (a)	65,275	1,464,118
American Express Co.	17,300	1,344,556
CBOE Holdings, Inc.	36,000	2,059,920
Citigroup, Inc.	56,125	3,100,345
Intercontinental Exchange, Inc.	11,425	2,554,744
Morgan Stanley	38,700	1,501,173
Springleaf Holdings, Inc. (a)	38,800	1,781,308
State Street Corp.	9,300	716,100
Visa, Inc., Class A	25,220	1,693,523
		16,215,787
Description	Shares	Value

Food & Beverages | 2.4%
Kellogg Co.	52,100	$3,266,670

Forest & Paper Products | 1.2%
International Paper Co.	35,700	1,698,963

Household & Personal Products | 1.3%
The Procter & Gamble Co.	23,200	1,815,168

Insurance | 4.8%
Aon PLC	16,600	1,654,688
The Hartford Financial Services Group, Inc.	57,925	2,407,942
Voya Financial, Inc.	54,700	2,541,909
		6,604,539
Leisure & Entertainment | 7.8%
Houghton Mifflin Harcourt Co. (a)	53,600	1,350,720
Norwegian Cruise Line Holdings, Ltd. (a)	53,325	2,988,333
The Madison Square Garden Co., Class A (a)	18,825	1,571,699
Viacom, Inc., Class B	74,250	4,799,520
		10,710,272
Manufacturing | 5.2%
Honeywell International, Inc.	34,693	3,537,645
Parker Hannifin Corp.	17,600	2,047,408
Rockwell Automation, Inc.	12,700	1,582,928
		7,167,981
Medical Products | 3.1%
Baxter International, Inc.	61,100	4,272,723

Pharmaceutical & Biotechnology | 10.8%
Eli Lilly & Co.	42,400	3,539,976
Mylan NV (a)	27,475	1,864,454
Pfizer, Inc.	139,314	4,671,198
Zoetis, Inc.	97,019	4,678,256
		14,753,884
Retail | 7.5%
Advance Auto Parts, Inc.	47,423	7,554,010
Deckers Outdoor Corp. (a)	9,900	712,503
Dick’s Sporting Goods, Inc.	24,655	1,276,389
J.C. Penney Co., Inc. (a)	90,725	768,441
		10,311,343
Semiconductors & Components | 4.7%
Maxim Integrated Products, Inc.	40,625	1,404,609
NXP Semiconductors NV (a)	10,000	982,000
Xerox Corp.	373,200	3,970,848
		6,357,457

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

Description	Shares	Value

Lazard US Strategic Equity Portfolio (concluded)

Technology | 3.4%
Citrix Systems, Inc. (a)	20,650	$1,448,804
Google, Inc., Class A (a)	4,167	2,250,347
Google, Inc., Class C (a)	1,840	957,738
		4,656,889
Technology Hardware | 14.4%
Apple, Inc.	22,042	2,764,618
Applied Materials, Inc.	49,800	957,156
Cisco Systems, Inc.	141,430	3,883,668
EMC Corp.	143,775	3,794,222
Hewlett-Packard Co.	59,075	1,772,841
International Business Machines Corp.	16,500	2,683,890
QUALCOMM, Inc.	26,650	1,669,089
Teradyne, Inc.	114,675	2,212,081
		19,737,565
Transportation | 1.4%
American Airlines Group, Inc.	30,275	1,209,032
Union Pacific Corp.	7,000	667,590
		1,876,622
Total Common Stocks (Identified cost $119,630,926)		132,557,873
Description	Shares	Value

Short-Term Investment | 4.1%
State Street Institutional Treasury Money Market Fund (Identified cost $5,563,023)	5,563,023	$5,563,023

Total Investments | 100.8% (Identified cost $125,193,949) (b)		$138,120,896

Liabilities in Excess of Cash and Other Assets | (0.8)%		(1,139,067)

Net Assets | 100.0%		$136,981,829

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Description	Shares	Value

Lazard US Mid Cap Equity Portfolio

Common Stocks | 91.6%

Alcohol &Tobacco | 3.5%
Molson Coors Brewing Co., Class B	18,380	$1,283,108

Banking | 7.5%
Comerica, Inc.	37,500	1,924,500
Signature Bank (a)	5,700	834,423
		2,758,923
Chemicals | 7.6%
Calgon Carbon Corp.	65,400	1,267,452
Eastman Chemical Co.	18,625	1,523,897
		2,791,349
Commercial Services | 5.9%
MDC Partners, Inc., Class A	57,900	1,140,630
ServiceMaster Global Holdings, Inc. (a)	28,060	1,014,930
		2,155,560
Energy Exploration & Production | 3.3%
Memorial Resource Development Corp. (a)	63,300	1,200,801

Financial Services | 5.5%
Springleaf Holdings, Inc. (a)	44,300	2,033,813

Food & Beverages | 3.7%
Kellogg Co.	21,400	1,341,780

Health Services | 2.4%
Quintiles Transnational Holdings, Inc. (a)	11,900	864,059

Insurance | 10.6%
The Hartford Financial Services Group, Inc.	32,925	1,368,692
Voya Financial, Inc.	54,500	2,532,615
		3,901,307
Medical Products | 4.3%
Natus Medical, Inc. (a)	36,650	1,559,824
Description	Shares	Value

Pharmaceutical & Biotechnology | 8.8%
United Therapeutics Corp. (a)	10,750	$1,869,962
Zoetis, Inc.	28,075	1,353,777
		3,223,739
Retail | 13.8%
Advance Auto Parts, Inc.	11,569	1,842,826
Dick’s Sporting Goods, Inc.	27,450	1,421,087
Kohl’s Corp.	28,325	1,773,428
		5,037,341
Semiconductors & Components | 5.3%
NXP Semiconductors NV (a)	7,775	763,505
Xerox Corp.	111,950	1,191,148
		1,954,653
Technology | 3.9%
Citrix Systems, Inc. (a)	20,350	1,427,756

Transportation | 5.5%
American Airlines Group, Inc.	34,625	1,382,749
XPO Logistics, Inc. (a)	13,925	629,132
		2,011,881
Total Common Stocks (Identified cost $31,145,658)		33,545,894

Short-Term Investment | 5.7%
State Street Institutional Treasury Money Market Fund (Identified cost $2,096,396)	2,096,396	2,096,396

Total Investments | 97.3% (Identified cost $33,242,054) (b)		$35,642,290

Cash and Other Assets in Excess of Liabilities | 2.7%		984,702

Net Assets | 100.0%		$36,626,992

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio

Common Stocks | 98.7%

Aerospace & Defense | 0.9%
B/E Aerospace, Inc.	35,190	$1,931,931

Automotive | 3.4%
Gentherm, Inc. (a)	46,105	2,531,626
Modine Manufacturing Co. (a)	245,306	2,632,133
Tenneco, Inc. (a)	40,895	2,349,009
		7,512,768
Banking | 10.1%
Comerica, Inc.	63,650	3,266,518
East West Bancorp, Inc.	70,185	3,145,692
Great Western Bancorp, Inc.	136,170	3,283,059
IBERIABANK Corp.	38,010	2,593,422
PacWest Bancorp	71,191	3,328,891
Signature Bank (a)	22,535	3,298,899
Wintrust Financial Corp.	61,088	3,260,877
		22,177,358
Chemicals | 2.6%
Calgon Carbon Corp.	178,740	3,463,981
Tronox, Ltd., Class A	150,290	2,198,743
		5,662,724
Commercial Services | 10.1%
Applied Industrial Technologies, Inc.	47,795	1,895,072
Blackhawk Network Holdings, Inc. (a)	82,510	3,399,412
EVERTEC, Inc.	109,200	2,319,408
Huron Consulting Group, Inc. (a)	49,895	3,497,140
MDC Partners, Inc., Class A	134,010	2,639,997
Morningstar, Inc.	21,600	1,718,280
On Assignment, Inc. (a)	78,410	3,079,945
ServiceMaster Global Holdings, Inc. (a)	98,230	3,552,979
		22,102,233
Computer Software | 1.6%
j2 Global, Inc.	51,560	3,502,986

Construction & Engineering | 2.2%
EMCOR Group, Inc.	35,760	1,708,255
Quanta Services, Inc. (a)	111,400	3,210,548
		4,918,803
Consumer Products | 2.4%
Fox Factory Holding Corp. (a)	196,055	3,152,564
LifeLock, Inc. (a)	141,230	2,316,172
		5,468,736
Description	Shares	Value

Energy Exploration & Production | 1.4%
Memorial Resource Development Corp. (a)	162,955	$3,091,256

Energy Services | 1.1%
Tesco Corp.	211,225	2,302,353

Financial Services | 5.4%
Air Lease Corp.	101,960	3,456,444
CBOE Holdings, Inc.	60,965	3,488,418
Springleaf Holdings, Inc. (a)	71,220	3,269,710
TAL International Group, Inc.	48,440	1,530,704
		11,745,276
Food & Beverages | 1.3%
SunOpta, Inc. (a)	275,575	2,956,920

Forest & Paper Products | 2.3%
KapStone Paper and Packaging Corp.	89,560	2,070,627
Schweitzer-Mauduit International, Inc.	75,275	3,001,967
		5,072,594
Gas Utilities | 2.6%
Dynegy, Inc. (a)	84,935	2,484,349
New Jersey Resources Corp.	115,510	3,182,300
		5,666,649
Health Services | 3.2%
Brookdale Senior Living, Inc. (a)	93,090	3,230,223
Quintiles Transnational Holdings, Inc. (a)	47,000	3,412,670
Teladoc, Inc. (a)	15,300	290,700
		6,933,593
Housing | 3.0%
Continental Building Products, Inc. (a)	128,670	2,726,517
FMSA Holdings, Inc.	252,340	2,066,665
PGT, Inc. (a)	119,405	1,732,566
		6,525,748
Insurance | 3.1%
Arch Capital Group, Ltd. (a)	50,195	3,361,057
Argo Group International Holdings, Ltd.	61,155	3,406,334
		6,767,391
Leisure & Entertainment | 3.7%
Bloomin’ Brands, Inc.	113,905	2,431,872
Hyatt Hotels Corp., Class A (a)	59,110	3,350,946
Scholastic Corp.	54,000	2,383,020
		8,165,838
Manufacturing | 10.6%
Actuant Corp., Class A	102,910	2,376,192
Advanced Drainage Systems, Inc.	45,760	1,342,141
Altra Industrial Motion Corp.	83,790	2,277,412

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

Description	Shares	Value

Lazard US Small-Mid Cap Equity Portfolio (concluded)

FLIR Systems, Inc.	122,210	$3,766,512
Joy Global, Inc.	53,200	1,925,840
KLX, Inc. (a)	35,765	1,578,310
Littelfuse, Inc.	16,060	1,523,933
The Toro Co.	41,845	2,836,254
TriMas Corp. (a)	84,151	2,490,870
Woodward, Inc.	57,020	3,135,530
		23,252,994
Medical Products | 1.2%
Sirona Dental Systems, Inc. (a)	26,325	2,643,557

Pharmaceutical & Biotechnology | 4.8%
AMAG Pharmaceuticals, Inc. (a)	27,210	1,879,123
Cellectis SA ADR	49,755	1,795,160
Fluidigm Corp. (a)	67,520	1,633,984
Phibro Animal Health Corp., Class A	56,735	2,209,261
United Therapeutics Corp. (a)	16,675	2,900,616
		10,418,144
Real Estate | 7.5%
DCT Industrial Trust, Inc. REIT	94,318	2,965,358
Extra Space Storage, Inc. REIT	47,060	3,069,253
Jones Lang LaSalle, Inc.	20,555	3,514,905
Kilroy Realty Corp. REIT	52,710	3,539,476
LaSalle Hotel Properties REIT	94,310	3,344,233
		16,433,225
Retail | 6.0%
Advance Auto Parts, Inc.	17,625	2,807,486
Carter’s, Inc.	20,980	2,230,174
Chico’s FAS, Inc.	177,445	2,950,910
Dick’s Sporting Goods, Inc.	56,320	2,915,687
Steven Madden, Ltd. (a)	54,370	2,325,949
		13,230,206
Semiconductors & Components | 2.7%
M/A-COM Technology Solutions
Holdings, Inc. (a)	47,635	1,822,039
Microsemi Corp. (a)	50,450	1,763,227
Universal Display Corp. (a)	43,085	2,228,787
		5,814,053
Description	Shares	Value

Technology | 2.6%
BroadSoft, Inc. (a)	92,540	$3,199,108
Vantiv, Inc., Class A (a)	68,250	2,606,467
		5,805,575
Transportation | 2.9%
Alaska Air Group, Inc.	56,815	3,660,590
Echo Global Logistics, Inc. (a)	85,753	2,800,693
		6,461,283
Total Common Stocks (Identified cost $198,148,733)		216,564,194

Description	Principal Amount (000)	Value

Repurchase Agreement | 0.4%
State Street Bank and Trust Co., 0.00%, 07/01/15 (Dated 06/30/15, collateralized by $820,000 United States Treasury Note, 2.625%, 11/15/20, with a value of $858,950) Proceeds of $838,000 (Identified cost $838,000)	$838	$838,000

Total Investments | 99.1% (Identified cost $198,986,733) (b)		$217,402,194

Cash and Other Assets in Excess of Liabilities | 0.9%		1,924,738

Net Assets | 100.0%		$219,326,932

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Description	Shares	Value

Lazard US Small Cap Equity Growth Portfolio

Common Stocks | 91.0%

Alcohol &Tobacco | 0.8%
The Boston Beer Co., Inc., Class A (a)	425	$98,596

Banking | 7.4%
BofI Holding, Inc. (a)	910	96,196
Central Pacific Financial Corp.	9,565	227,169
Hanmi Financial Corp.	7,085	175,992
Pinnacle Financial Partners, Inc.	2,925	159,032
Western Alliance Bancorp (a)	5,945	200,703
		859,092
Commercial Services | 5.7%
Cardtronics, Inc. (a)	2,805	103,925
On Assignment, Inc. (a)	5,640	221,539
PRA Health Sciences, Inc.	5,090	184,920
Tyler Technologies, Inc. (a)	1,211	156,679
		667,063
Computer Software | 3.0%
Callidus Software, Inc. (a)	6,785	105,710
Manhattan Associates, Inc. (a)	3,990	238,004
		343,714
Energy Exploration & Production | 1.5%
Bonanza Creek Energy, Inc. (a)	1,485	27,101
Diamondback Energy, Inc. (a)	985	74,250
Synergy Resources Corp. (a)	6,235	71,266
		172,617
Food & Beverages | 1.3%
United Natural Foods, Inc. (a)	2,325	148,056

Forest & Paper Products | 1.2%
Graphic Packaging Holding Co.	10,225	142,434

Health Services | 9.0%
Acadia Healthcare Co., Inc. (a)	1,585	124,153
AmSurg Corp. (a)	4,250	297,287
LifePoint Health, Inc. (a)	1,425	123,904
PharMerica Corp. (a)	4,425	147,353
Premier, Inc., Class A (a)	4,590	176,531
Team Health Holdings, Inc. (a)	2,770	180,964
		1,050,192
Leisure & Entertainment | 10.6%
Cinemark Holdings, Inc.	4,200	168,714
Cracker Barrel Old Country Store, Inc.	590	88,004
Description	Shares	Value

DineEquity, Inc.	840	$83,236
Gray Television, Inc. (a)	5,470	85,770
IMAX Corp. (a)	5,175	208,397
Jack in the Box, Inc.	1,380	121,661
Media General, Inc. (a)	3,685	60,876
Penn National Gaming, Inc. (a)	9,965	182,858
Pinnacle Entertainment, Inc. (a)	4,130	153,966
Red Robin Gourmet Burgers, Inc. (a)	955	81,958
		1,235,440
Manufacturing | 7.6%
Canadian Solar, Inc. (a)	4,650	132,990
HEICO Corp.	3,745	218,334
LSB Industries, Inc. (a)	4,325	176,633
NN, Inc.	5,475	139,722
The Middleby Corp. (a)	1,950	218,848
		886,527
Medical Products | 6.2%
ABIOMED, Inc. (a)	1,600	105,168
Akorn, Inc. (a)	6,310	275,495
Cardiovascular Systems, Inc. (a)	2,690	71,150
DexCom, Inc. (a)	900	71,982
Globus Medical, Inc., Class A (a)	5,435	139,516
STERIS Corp.	950	61,218
		724,529
Pharmaceutical & Biotechnology | 16.2%
AMAG Pharmaceuticals, Inc. (a)	4,025	277,966
Anacor Pharmaceuticals, Inc. (a)	2,240	173,443
Bluebird Bio, Inc. (a)	580	97,655
Cepheid, Inc. (a)	2,265	138,505
Charles River Laboratories
International, Inc. (a)	2,050	144,197
DepoMed, Inc. (a)	6,870	147,430
Esperion Therapeutics, Inc. (a)	1,085	88,710
GW Pharmaceuticals PLC ADR (a)	1,000	122,840
Neurocrine Biosciences, Inc. (a)	4,390	209,666
Receptos, Inc. (a)	1,660	315,483
Relypsa, Inc. (a)	5,085	168,263
		1,884,158
Real Estate | 1.0%
Summit Hotel Properties, Inc. REIT	9,080	118,131

Retail | 6.7%
Asbury Automotive Group, Inc. (a)	1,385	125,508
Burlington Stores, Inc. (a)	2,500	128,000
G-III Apparel Group, Ltd. (a)	4,100	288,435
Lithia Motors, Inc., Class A	2,155	243,860
		785,803

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Description	Shares	Value

Lazard US Small Cap Equity Growth Portfolio (concluded)

Semiconductors & Components | 2.9%
Cypress Semiconductor Corp.	9,315	$109,544
Monolithic Power Systems, Inc.	2,445	123,986
Qorvo, Inc. (a)	1,250	100,338
		333,868
Technology | 5.3%
BroadSoft, Inc. (a)	1,835	63,436
Imperva, Inc. (a)	2,405	162,818
Proofpoint, Inc. (a)	2,830	180,186
VeriFone Systems, Inc. (a)	6,060	205,798
		612,238
Technology Hardware | 2.9%
Electronics For Imaging, Inc. (a)	3,395	147,717
Synaptics, Inc. (a)	2,240	194,286
		342,003
Transportation | 1.7%
JetBlue Airways Corp. (a)	4,590	95,288
Virgin America, Inc.	3,600	98,928
		194,216
Total Common Stocks (Identified cost $9,627,330)		10,598,677
Description	Shares	Value

Short-Term Investment | 8.3%
State Street Institutional Treasury Money Market Fund (Identified cost $970,439)	970,439	$970,439

Total Investments | 99.3% (Identified cost $10,597,769) (b)		$11,569,116

Cash and Other Assets in Excess of Liabilities | 0.7%		82,575

Net Assets | 100.0%		$11,651,691

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 95.4%

Australia | 3.3%
Ansell, Ltd.	256,935	$4,775,559
Caltex Australia, Ltd.	340,891	8,377,012
James Hardie Industries PLC	407,211	5,441,662
		18,594,233
Austria | 0.6%
UNIQA Insurance Group AG	384,487	3,467,311

Belgium | 3.8%
Anheuser-Busch InBev NV	130,673	15,660,679
KBC Groep NV	88,453	5,910,791
		21,571,470
Brazil | 0.7%
BB Seguridade Participacoes SA	359,600	3,944,022

Canada | 2.0%
Encana Corp.	440,200	4,853,126
MacDonald Dettwiler & Associates, Ltd.	89,600	6,547,471
		11,400,597
Denmark | 1.0%
Carlsberg A/S, Class B	64,071	5,816,455

Finland | 1.7%
Sampo Oyj, A Shares	207,796	9,787,689

France | 6.3%
BNP Paribas SA	137,276	8,287,229
Cap Gemini SA	114,390	10,121,869
Valeo SA	58,983	9,294,776
Vinci SA	136,360	7,886,844
		35,590,718
Germany | 4.4%
Bayer AG	111,656	15,628,419
Continental AG	22,594	5,346,346
RTL Group SA	44,715	4,040,882
		25,015,647
Ireland | 0.8%
Ryanair Holdings PLC Sponsored ADR	61,665	4,399,798

Israel | 3.1%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	301,920	17,843,472
Description	Shares	Value

Italy | 2.0%
Atlantia SpA	195,022	$4,818,032
Azimut Holding SpA	231,258	6,765,141
		11,583,173
Japan | 20.0%
Daikin Industries, Ltd.	106,400	7,658,435
Daiwa House Industry Co., Ltd.	589,800	13,749,229
Don Quijote Holdings Co., Ltd.	334,600	14,244,115
Isuzu Motors, Ltd.	414,800	5,448,307
Japan Tobacco, Inc.	201,400	7,175,755
KDDI Corp.	670,300	16,178,994
Makita Corp.	83,400	4,524,868
Seven & I Holdings Co., Ltd.	212,900	9,150,255
SoftBank Corp.	146,200	8,611,805
Sony Corp. (a)	330,900	9,359,075
Sumitomo Mitsui Financial Group, Inc.	303,000	13,515,357
United Arrows, Ltd.	137,600	4,311,770
		113,927,965
Netherlands | 3.9%
Koninklijke KPN NV	2,433,822	9,306,775
NXP Semiconductors NV (a)	53,953	5,222,298
Wolters Kluwer NV	254,327	7,554,826
		22,083,899
Norway | 1.4%
Telenor ASA	357,904	7,842,395

Philippines | 1.0%
Alliance Global Group, Inc.	11,925,600	5,739,311

Spain | 0.9%
Red Electrica Corporacion SA	62,714	5,025,611

Sweden | 3.5%
Assa Abloy AB, Class B	520,550	9,802,090
Swedbank AB, A Shares	445,216	10,381,400
		20,183,490
Switzerland | 6.5%
Credit Suisse Group AG	238,554	6,557,396
GAM Holding AG	33,595	706,072
Glencore PLC	1,005,085	4,031,799
Novartis AG	258,000	25,428,847
		36,724,114
Taiwan | 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	391,300	8,886,423

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Thailand | 0.5%
Krung Thai Bank Public Co. Ltd.	6,143,400	$3,110,306

Turkey | 1.0%
Turkcell Iletisim Hizmetleri AS	1,264,499	5,826,858

United Kingdom | 25.4%
Anglo American PLC	275,578	3,977,123
Aon PLC	56,685	5,650,361
BG Group PLC	380,641	6,336,680
British American Tobacco PLC	247,595	13,285,498
Direct Line Insurance Group PLC	782,692	4,129,685
Informa PLC	854,637	7,338,666
International Consolidated Airlines Group SA (a)	597,001	4,640,473
Lloyds Banking Group PLC	13,115,001	17,565,359
Provident Financial PLC	141,831	6,522,876
Prudential PLC	648,361	15,612,147
Reed Elsevier PLC	521,030	8,473,217
Rexam PLC	948,748	8,228,776
Royal Dutch Shell PLC, A Shares	251,416	7,057,343
Shire PLC	118,940	9,521,763
Taylor Wimpey PLC	1,041,398	3,040,239
Unilever PLC	160,422	6,881,321
William Hill PLC	1,174,334	7,437,889
Wolseley PLC	140,143	8,946,713
		144,646,129
Total Common Stocks (Identified cost $505,317,548)		543,011,086
Description	Principal Amount (000)	Value

Repurchase Agreement | 4.0%
State Street Bank and Trust Co., 0.00%, 07/01/15 (Dated 06/30/15, collateralized by $22,225,000 United States Treasury Note, 2.625%, 11/15/20, with a value of $23,280,688) Proceeds of $22,822,000 (Identified cost $22,822,000)	$22,822	$22,822,000

Total Investments | 99.4% (Identified cost $528,139,548) (b)		$565,833,086

Cash and Other Assets in Excess of Liabilities | 0.6%		3,686,893

Net Assets | 100.0%		$569,519,979

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  37

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 94.2%

Australia | 0.9%
BHP Billiton, Ltd.	9,300	$194,095

Belgium | 3.6%
Anheuser-Busch InBev NV	4,996	598,752
KBC Groep NV	2,684	179,356
		778,108
Bermuda | 0.8%
Signet Jewelers, Ltd.	1,282	163,897

Brazil | 3.7%
Ambev SA	32,600	200,270
BB Seguridade Participacoes SA	28,300	310,389
Cia de Saneamento Basico do Estado de Sao Paulo	26,200	139,044
Estacio Participacoes SA	25,000	144,736
		794,439
Canada | 0.6%
Encana Corp.	11,700	128,990

China | 1.7%
Baidu, Inc. Sponsored ADR (a)	1,885	375,266

Denmark | 2.0%
Novo Nordisk A/S, Class B	8,025	437,232

Finland | 1.4%
Sampo Oyj, A Shares	6,404	301,644

France | 3.4%
BNP Paribas SA	4,132	249,445
Valeo SA	1,788	281,760
Vinci SA	3,542	204,864
		736,069
Germany | 3.1%
Bayer AG	3,481	487,234
Continental AG	728	172,264
		659,498
India | 1.5%
HCL Technologies, Ltd.	22,846	330,097
Description	Shares	Value

Indonesia | 1.3%
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	6,519	$282,859

Ireland | 1.0%
Ryanair Holdings PLC Sponsored ADR	3,085	220,115

Israel | 2.7%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	9,705	573,566

Italy | 2.1%
Atlantia SpA	6,177	152,603
Mediolanum SpA	35,217	290,536
		443,139
Japan | 16.9%
Daikin Industries, Ltd.	3,400	244,725
Daiwa House Industry Co., Ltd.	19,200	447,584
Japan Tobacco, Inc.	8,900	317,101
KDDI Corp.	20,200	487,566
Makita Corp.	5,500	298,403
Ryohin Keikaku Co., Ltd.	1,500	290,967
Seven & I Holdings Co., Ltd.	8,317	357,457
SoftBank Corp.	6,600	388,768
Sony Corp. (a)	9,400	265,867
Sumitomo Mitsui Financial Group, Inc.	9,076	404,836
Sumitomo Mitsui Trust Holdings, Inc.	31,000	142,000
		3,645,274
Netherlands | 1.9%
NXP Semiconductors NV (a)	1,700	164,549
Wolters Kluwer NV	7,921	235,295
		399,844
Norway | 1.1%
Telenor ASA	11,099	243,201

Philippines | 1.1%
Alliance Global Group, Inc.	472,900	227,588

Russia | 0.5%
Mobile TeleSystems OJSC Sponsored ADR	11,261	110,133

South Africa | 3.7%
Mediclinic International, Ltd.	29,493	248,094
Mr Price Group, Ltd.	8,838	181,976
Nampak, Ltd.	63,521	176,424
Sanlam, Ltd.	34,076	185,813
		792,307

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)

South Korea | 1.3%
Samsung Electronics Co., Ltd.	245	$278,506

Spain | 1.1%
Red Electrica Corporacion SA	3,068	245,855

Sweden | 3.4%
Assa Abloy AB, Class B	19,883	374,402
Swedbank AB, A Shares	15,329	357,437
		731,839
Switzerland | 6.2%
Actelion, Ltd.	1,819	266,152
Cie Financiere Richemont SA	2,509	204,085
Novartis AG	8,795	866,848
		1,337,085
Taiwan | 3.1%
Taiwan Semiconductor
Manufacturing Co., Ltd.	146,341	666,383

Thailand | 0.7%
Kasikornbank Public Co. Ltd.	27,900	156,122

Turkey | 2.5%
KOC Holding AS	50,081	231,709
Turkcell Iletisim Hizmetleri AS	67,167	309,508
		541,217
United Kingdom | 20.9%
Anglo American PLC	6,747	97,372
Ashtead Group PLC	14,331	247,468
Description	Shares	Value

Associated British Foods PLC	4,507	$203,314
BG Group PLC	12,578	209,391
British American Tobacco PLC	7,849	421,163
Compass Group PLC	9,807	162,259
Informa PLC	29,246	251,132
Lloyds Banking Group PLC	336,196	450,279
London Stock Exchange Group PLC	5,525	205,743
Pearson PLC	7,706	145,902
Prudential PLC	24,244	583,781
Rexam PLC	30,165	261,630
Royal Dutch Shell PLC, A Shares	5,665	160,227
Shire PLC	4,299	344,157
The Weir Group PLC	5,527	147,373
Unilever PLC	6,785	291,044
Wolseley PLC	5,272	336,564
		4,518,799
Total Common Stocks (Identified cost $20,035,268)		20,313,167

Short-Term Investment | 4.6%
State Street Institutional Treasury Money Market Fund (Identified cost $996,675)	996,675	996,675

Total Investments | 98.8% (Identified cost $21,031,943) (b)		$21,309,842

Cash and Other Assets in Excess of Liabilities | 1.2%		257,279

Net Assets | 100.0%		$21,567,121

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  39

Description	Shares	Value

Lazard International Equity Concentrated Portfolio

Common Stocks | 96.7%

Australia | 5.5%
Asaleo Care, Ltd.	586,711	$860,086

Belgium | 2.7%
Anheuser-Busch InBev NV	3,563	427,012

Brazil | 3.9%
BB Seguridade Participacoes SA	55,900	613,100

Canada | 6.6%
Home Capital Group, Inc.	9,237	320,078
MacDonald Dettwiler & Associates, Ltd.	9,820	717,591
		1,037,669
China | 5.4%
Baidu, Inc. Sponsored ADR (a)	1,674	333,260
China Construction Bank Corp., Class H	552,000	504,890
		838,150
France | 7.5%
Valeo SA	3,759	592,358
Vinci SA	10,195	589,663
		1,182,021
Israel | 3.7%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	9,736	575,398

Japan | 13.4%
KDDI Corp.	31,100	750,659
SoftBank Corp.	10,700	630,276
Sony Corp. (a)	25,500	721,234
		2,102,169
Netherlands | 3.1%
Wolters Kluwer NV	16,136	479,322

Philippines | 3.3%
Alliance Global Group, Inc.	1,060,600	510,424
Description	Shares	Value

South Africa | 3.0%
Sanlam, Ltd.	87,369	$476,414

Sweden | 3.9%
Swedbank AB, A Shares	26,260	612,322

Switzerland | 10.2%
Actelion, Ltd.	4,851	709,789
Glencore PLC	88,598	355,402
Novartis AG	5,467	538,835
		1,604,026
Taiwan | 4.9%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	33,459	759,854

United Kingdom | 19.6%
Aon PLC	3,347	333,629
Ashtead Group PLC	26,260	453,459
Lloyds Banking Group PLC	562,887	753,893
Provident Financial PLC	9,085	417,824
Prudential PLC	24,188	582,433
The Weir Group PLC	19,758	526,829
		3,068,067
Total Common Stocks (Identified cost $15,065,837)		15,146,034

Short-Term Investment | 3.2%
State Street Institutional Treasury Money Market Fund (Identified cost $505,763)	505,763	505,763

Total Investments | 99.9% (Identified cost $15,571,600) (b)		$15,651,797

Cash and Other Assets in Excess of Liabilities | 0.1%		16,761

Net Assets | 100.0%		$15,668,558

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks | 96.0%

Australia | 6.7%
Amcor, Ltd.	12,455,417	$131,848,913
Ansell, Ltd.	5,631,796	104,676,185
Caltex Australia, Ltd.	4,374,825	107,506,393
James Hardie Industries PLC	6,985,279	93,346,022
		437,377,513
Austria | 0.9%
UNIQA Insurance Group AG	6,403,883	57,750,333

Belgium | 1.9%
Anheuser-Busch InBev NV	1,061,370	127,201,298

Bermuda | 0.7%
Signet Jewelers, Ltd.	336,825	43,061,307

Brazil | 1.4%
Cia de Saneamento Basico do Estado de Sao Paulo	6,702,700	35,571,242
Estacio Participacoes SA	8,967,800	51,918,690
LPS Brasil Consultoria de Imoveis SA	4,276,400	7,152,321
		94,642,253
Canada | 2.6%
Encana Corp.	4,750,245	52,370,596
Home Capital Group, Inc.	2,188,859	75,847,732
MEG Energy Corp. (a)	2,742,090	44,786,738
		173,005,066
Denmark | 2.0%
Carlsberg A/S, Class B	793,690	72,052,283
Topdanmark A/S (a)	2,289,531	61,378,960
		133,431,243
Finland | 3.4%
Sampo Oyj, A Shares	4,654,190	219,223,493

France | 3.2%
Valeo SA	945,534	149,001,018
Vivendi SA	2,472,292	62,359,787
		211,360,805
Germany | 5.6%
Bayer AG	1,104,330	154,572,368
Fresenius SE & Co. KGaA	1,520,178	97,534,002
Symrise AG	1,811,621	112,435,858
		364,542,228
Description	Shares	Value

India | 0.5%
Tata Motors, Ltd. Sponsored ADR	962,729	$33,185,269

Indonesia | 0.3%
PT Media Nusantara Citra Tbk	115,379,200	16,788,723

Ireland | 1.6%
Kerry Group PLC, Class A	1,456,458	107,953,846

Israel | 1.7%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	1,918,835	113,403,149

Italy | 1.6%
Azimut Holding SpA	3,511,895	102,735,757

Japan | 20.2%
AEON Financial Service Co., Ltd.	6,043,600	167,898,353
Asics Corp.	5,004,650	129,425,316
Daikin Industries, Ltd.	1,940,500	139,672,872
Daiwa House Industry Co., Ltd.	5,809,300	135,424,545
Don Quijote Holdings Co., Ltd.	4,839,400	206,016,048
Japan Tobacco, Inc.	4,194,600	149,450,940
KDDI Corp.	4,064,400	98,102,199
Makita Corp.	2,373,900	128,795,980
SoftBank Corp.	2,774,500	163,429,918
		1,318,216,171
Netherlands | 1.7%
Koninklijke KPN NV	28,891,173	110,477,940

Norway | 1.1%
Telenor ASA	3,304,803	72,414,868

Philippines | 2.7%
Alliance Global Group, Inc.	158,801,000	76,424,522
GT Capital Holdings, Inc.	3,266,875	98,969,866
		175,394,388
South Africa | 2.3%
Mediclinic International, Ltd.	7,411,830	62,348,075
Nampak, Ltd.	30,692,475	85,245,663
		147,593,738
Spain | 0.4%
Mediaset Espana Comunicacion SA	2,030,441	26,609,045

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  41

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)

Sweden | 3.0%
Assa Abloy AB, Class B	6,606,147	$124,395,441
Swedbank AB, A Shares	3,123,342	72,829,063
		197,224,504
Switzerland | 8.6%
Actelion, Ltd.	817,862	119,667,920
Cie Financiere Richemont SA	773,974	62,956,011
Credit Suisse Group AG	2,442,262	67,133,144
GAM Holding AG	3,527,881	74,146,063
Novartis AG	2,435,080	240,004,944
		563,908,082
Taiwan | 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	16,256,000	74,023,821

Thailand | 0.6%
Kasikornbank Public Co. Ltd.	6,682,650	37,394,586

Turkey | 1.5%
Turkcell Iletisim Hizmetleri AS	11,235,603	51,774,075
Turkiye Halk Bankasi AS	9,607,873	44,273,434
		96,047,509
United Kingdom | 18.7%
Amec Foster Wheeler PLC	5,056,471	64,950,208
Aon PLC	1,027,880	102,459,078
Description	Shares	Value

Associated British Foods PLC	1,274,457	$57,491,500
British American Tobacco PLC	3,351,439	179,832,131
Informa PLC	19,370,425	166,331,528
International Consolidated Airlines Group SA (a)	1,212,591	9,425,437
Lloyds Banking Group PLC	161,581,957	216,412,114
Prudential PLC	6,768,859	162,990,095
Rexam PLC	7,687,425	66,675,339
Shire PLC	1,588,815	127,192,875
William Hill PLC	11,366,543	71,992,368
		1,225,752,673
Total Common Stocks (Identified cost $5,746,863,478)		6,280,719,608

Short-Term Investment | 3.7%
State Street Institutional Treasury Money Market Fund (Identified cost $238,886,559)	238,886,559	238,886,559

Total Investments | 99.7% (Identified cost $5,985,750,037) (b)		$6,519,606,167

Cash and Other Assets in Excess of Liabilities | 0.3%		21,903,118

Net Assets | 100.0%		$6,541,509,285

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Advantage Portfolio

Common Stocks | 98.4%

Australia | 6.4%
Aurizon Holdings, Ltd.	1,013	$4,010
Australia and New Zealand Banking Group, Ltd.	392	9,739
BHP Billiton, Ltd.	557	11,625
CSL, Ltd.	334	22,283
Downer EDI, Ltd.	1,846	6,808
Independence Group NL	1,809	5,820
Platinum Asset Management, Ltd.	1,593	9,193
Qantas Airways, Ltd. (a)	2,016	4,915
Telstra Corp., Ltd.	7,341	34,777
The GPT Group	5,141	16,977
		126,147
Austria | 0.2%
Voestalpine AG	82	3,413

Belgium | 0.2%
Telenet Group Holding NV (a)	81	4,406

Denmark | 3.4%
Coloplast A/S, Class B	148	9,711
Novo Nordisk A/S, Class B	1,024	55,792
		65,503
Finland | 1.6%
Kone Oyj, Class B	769	31,206

France | 8.2%
Airbus Group SE	471	30,560
AXA SA	898	22,656
BNP Paribas SA	492	29,702
Elis SA	192	3,772
L’Oreal SA	28	4,994
Sanofi	69	6,788
Societe Generale SA	244	11,390
Total SA	683	33,176
Valeo SA	114	17,964
		161,002
Germany | 8.2%
Allianz SE	211	32,862
BASF SE	372	32,689
Continental AG	60	14,198
Daimler AG	87	7,918
Description	Shares	Value

Deutsche Bank AG	130	$3,955
Deutsche Post AG	108	3,155
Dialog Semiconductor PLC (a)	104	5,622
HUGO BOSS AG	61	6,818
Indus Holding AG	96	4,836
Muenchener Rueckversicherungs AG	137	24,285
ProSiebenSat.1 Media AG	84	4,149
SAP SE	46	3,210
Siemens AG	171	17,224
		160,921
Hong Kong | 2.6%
BOC Hong Kong Holdings, Ltd.	1,500	6,270
Hong Kong Exchanges & Clearing, Ltd.	300	10,589
PCCW, Ltd.	7,000	4,172
The Link REIT	500	2,931
The Wharf Holdings, Ltd.	4,000	26,627
		50,589
Ireland | 1.1%
Experian PLC	599	10,908
ICON PLC (a)	113	7,605
Smurfit Kappa Group PLC	103	2,818
		21,331
Israel | 0.4%
Bank Leumi Le-Israel BM (a)	957	4,047
Israel Discount Bank, Ltd., Class A (a)	2,268	4,354
		8,401
Italy | 1.0%
Eni SpA	1,105	19,612

Japan | 23.6%
Alps Electric Co., Ltd.	400	12,338
Asahi Kasei Corp.	2,000	16,432
Astellas Pharma, Inc.	600	8,557
Canon, Inc.	400	13,016
Daito Trust Construction Co., Ltd. Sponsored ADR	185	4,810
Daiwa House Industry Co., Ltd.	600	13,987
Fujitsu, Ltd.	1,000	5,592
Haseko Corp.	700	8,259
ITOCHU Corp.	200	2,643
Japan Airlines Co., Ltd.	300	10,467
JVC Kenwood Corp.	1,200	3,275
Kanamoto Co., Ltd.	300	7,611
Kawasaki Heavy Industries, Ltd.	2,000	9,331
KDDI Corp.	400	9,655
Mitsubishi Electric Corp.	2,000	25,853

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  43

Description	Shares	Value

Lazard International Equity Advantage Portfolio (continued)

Mitsubishi UFJ Financial Group, Inc.	3,900	$28,036
Mitsui Mining & Smelting Co., Ltd.	4,000	10,818
Murata Manufacturing Co., Ltd.	200	34,906
Nihon Nohyaku Co., Ltd.	400	3,883
Nippon Telegraph & Telephone Corp.	800	28,981
Nipro Corp.	1,200	12,286
Nissan Motor Co., Ltd.	2,800	29,170
NTT Data Corp.	100	4,372
ORIX Corp.	200	2,976
Resona Holdings, Inc.	1,700	9,286
Sanden Holdings Corp.	1,000	4,658
Senshu Ikeda Holdings, Inc.	1,400	6,349
Sumitomo Heavy Industries, Ltd.	3,000	17,502
Sumitomo Mitsui Financial Group, Inc.	1,000	44,605
Sumitomo Rubber Industries, Ltd.	1,300	20,150
Taisei Corp.	1,000	5,744
The Bank of Yokohama, Ltd.	1,000	6,133
The Chugoku Electric Power Co., Inc.	300	4,378
The San-In Godo Bank, Ltd.	1,000	9,650
West Japan Railway Co.	400	25,608
		461,317
Netherlands | 2.0%
Aegon NV	1,064	7,820
Euronext NV	224	8,820
Koninklijke Ahold NV	713	13,354
NXP Semiconductors NV (a)	100	9,820
		39,814
Norway | 2.6%
Bakkafrost P/F	315	8,417
DNB ASA	439	7,324
Statoil ASA	1,307	23,354
Telenor ASA	579	12,687
		51,782
Singapore | 1.7%
ComfortDelGro Corp., Ltd.	7,000	16,267
DBS Group Holdings, Ltd.	400	6,145
Singapore Exchange, Ltd.	1,100	6,395
United Overseas Bank, Ltd.	300	5,139
		33,946
South Africa | 0.6%
Mondi PLC	514	11,072
Description	Shares	Value

Spain | 4.5%
Banco Bilbao Vizcaya Argentaria SA	2,207	$21,632
Banco de Sabadell SA	1,926	4,649
Banco Santander SA	889	6,208
Bolsas y Mercados Espanoles SA	304	12,296
Distribuidora Internacional de
Alimentacion SA	2,009	15,342
Gamesa Corp. Tecnologica SA (a)	252	3,991
Iberdrola SA	2,675	18,019
Red Electrica Corp. SA	67	5,369
		87,506
Sweden | 1.5%
Boliden AB	705	12,850
Hennes & Mauritz AB, B Shares	201	7,740
Svenska Cellulosa AB SCA, Class B	316	8,035
		28,625
Switzerland | 8.5%
Geberit AG	30	10,002
Glencore PLC	3,496	14,024
Nestle SA	734	52,992
Novartis AG	139	13,700
Roche Holding AG	234	65,573
Swiss Life Holding AG	27	6,183
UBS AG	194	4,119
		166,593
United Kingdom | 20.1%
Auto Trader Group PLC	1,156	5,538
Barclays PLC	1,339	5,481
Bellway PLC	784	29,220
BT Group PLC	3,577	25,303
Centrica PLC	6,134	25,425
Compass Group PLC	2,138	35,374
Howden Joinery Group PLC	1,723	14,010
HSBC Holdings PLC	535	4,792
IMI PLC	178	3,146
Imperial Tobacco Group PLC	280	13,650
ITV PLC	10,499	43,435
J Sainsbury PLC	2,122	8,846
Lloyds Banking Group PLC	3,137	4,202
Micro Focus International PLC	466	9,965
Provident Financial PLC	473	21,754
Reckitt Benckiser Group PLC	187	16,125
Rentokil Initial PLC	3,570	8,302
Royal Dutch Shell PLC, A Shares	905	25,404
Royal Dutch Shell PLC, B Shares	162	4,600

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Advantage Portfolio (concluded)

Shire PLC	424	$33,943
Unilever NV	881	36,689
Unilever PLC	427	18,316
		393,520
Total Common Stocks (Identified cost $1,971,237)		1,926,706

Short-Term Investment | 1.9%
State Street Institutional Treasury Money Market Fund (Identified cost $36,704)	36,704	36,704
Description	Value

Total Investments | 100.3% (Identified cost $2,007,941) (b)	$1,963,410

Liabilities in Excess of Cash and Other Assets | (0.3)%	(6,256)

Net Assets | 100.0%	$1,957,154

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 94.0%

Australia | 6.6%
Ainsworth Game Technology, Ltd.	490,583	$972,769
Ansell, Ltd.	40,866	759,562
Asaleo Care, Ltd.	858,731	1,258,853
iSelect, Ltd. (a)	795,615	883,954
Macquarie Atlas Roads Group	357,995	878,351
Pact Group Holdings, Ltd.	374,497	1,352,254
Spotless Group Holdings, Ltd.	617,487	995,723
		7,101,466
Austria | 0.8%
UNIQA Insurance Group AG	100,837	909,350

Belgium | 2.6%
Fagron	28,881	1,192,935
Kinepolis Group NV	41,371	1,620,281
		2,813,216
Canada | 7.8%
AirBoss of America Corp.	91,200	1,628,311
Alaris Royalty Corp.	35,100	856,845
Altus Group, Ltd.	84,735	1,207,592
Entertainment One, Ltd.	208,786	1,167,876
Genworth MI Canada, Inc.	29,300	769,447
Intertape Polymer Group, Inc.	60,800	911,270
MacDonald Dettwiler & Associates, Ltd.	14,600	1,066,887
Sandvine Corp. (a)	246,600	708,802
		8,317,030
France | 2.7%
Gaztransport Et Technigaz SA	12,696	803,105
Ingenico Group	10,105	1,186,263
Plastic Omnium SA	36,158	921,302
		2,910,670
Germany | 5.8%
Aurelius AG	25,212	1,077,785
CompuGroup Medical AG	44,157	1,545,034
CTS Eventim AG & Co. KGaA	38,136	1,390,482
Norma Group SE	22,239	1,124,245
SHW AG	23,126	1,109,787
		6,247,333
Hong Kong | 0.9%
Pacific Textiles Holdings, Ltd.	581,000	929,414
Description	Shares	Value

Ireland | 4.0%
Cairn Homes PLC	757,720	$922,883
Greencore Group PLC	257,155	1,268,732
Origin Enterprises PLC (a)	122,238	1,083,402
Permanent TSB Group Holdings PLC (a)	186,365	974,852
		4,249,869
Italy | 2.5%
Azimut Holding SpA	50,324	1,472,161
EI Towers SpA	19,508	1,175,505
		2,647,666
Japan | 24.2%
Ai Holdings Corp.	66,260	1,172,686
Ain Pharmaciez, Inc.	41,800	1,939,976
Ariake Japan Co., Ltd.	44,600	1,825,763
Asics Corp.	45,100	1,166,332
Doshisha Co., Ltd.	61,200	1,085,133
Gulliver International Co., Ltd.	125,200	1,165,198
Iriso Electronics Co., Ltd.	18,000	1,276,627
JAFCO Co., Ltd.	27,200	1,085,689
Misumi Group, Inc.	100,400	1,425,789
Rinnai Corp.	13,800	1,088,124
Santen Pharmaceutical Co., Ltd.	94,700	1,340,974
Sawai Pharmaceutical Co., Ltd.	14,000	815,623
Seria Co., Ltd.	35,000	1,318,381
Ship Healthcare Holdings, Inc.	39,300	812,428
Skylark Co., Ltd.	75,900	1,000,341
Suruga Bank, Ltd.	68,000	1,459,623
Temp Holdings Co., Ltd.	38,060	1,374,557
Topcon Corp.	37,700	908,731
USS Co., Ltd.	85,500	1,543,939
Yumeshin Holdings Co., Ltd.	158,000	1,006,986
Zenkoku Hosho Co., Ltd.	30,742	1,095,192
		25,908,092
Luxembourg | 0.9%
Grand City Properties SA	53,936	936,533

Malaysia | 1.8%
Berjaya Auto Berhad	1,208,180	864,587
Silverlake Axis, Ltd.	1,438,560	1,046,730
		1,911,317
Mexico | 0.7%
Credito Real SAB de CV SOFOM	345,560	772,797

Netherlands | 1.8%
Aalberts Industries NV	37,317	1,108,300
Frank’s International NV	42,900	808,236
		1,916,536

The accompanying notes are an integral part of these financial statements.

46   Semi-Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)

Norway | 0.4%
Europris ASA	92,112	$459,359

Singapore | 1.0%
XP Power, Ltd.	45,047	1,110,540

Spain | 0.4%
Euskaltel SA (a)	37,900	401,402

Sweden | 5.2%
Alimak Group AB	101,070	1,170,434
Indutrade AB	17,468	803,879
Intrum Justitia AB	35,099	1,062,727
Inwido AB	118,470	1,289,760
Nordax Group AB	236,433	1,266,323
		5,593,123
Switzerland | 2.1%
Cembra Money Bank AG	19,463	1,186,578
Kardex AG	17,928	1,076,696
		2,263,274
Taiwan | 3.0%
Chicony Electronics Co., Ltd.	302,000	810,436
Sinmag Equipment Corp.	137,660	762,931
Sporton International, Inc.	130,000	878,478
Zeng Hsing Industrial Co., Ltd.	151,000	780,583
		3,232,428
Turkey | 0.7%
Turkiye Sinai Kalkinma Bankasi AS	1,166,928	740,188

United Arab Emirates | 0.9%
Al Noor Hospitals Group PLC	62,668	930,514

United Kingdom | 16.3%
AA PLC (a)	164,486	958,069
Ashtead Group PLC	69,665	1,202,978
Auto Trader Group PLC	166,887	799,512
Description	Shares	Value

Dignity PLC	36,804	$1,239,260
Elementis PLC	185,187	746,642
Foxtons Group PLC	289,546	1,077,775
Hansteen Holdings PLC	521,897	947,135
HSS Hire Group PLC	350,949	741,671
Hunting PLC	85,040	815,076
IG Group Holdings PLC	139,326	1,634,208
Markit, Ltd. (a)	37,500	958,875
Provident Financial PLC	22,905	1,053,412
Rightmove PLC	28,820	1,483,938
RPC Group PLC	127,064	1,331,661
Telit Communications PLC (a)	258,291	1,174,906
Workspace Group PLC REIT	88,364	1,248,883
		17,414,001
United States | 0.9%
Samsonite International SA	288,300	993,041

Total Common Stocks (Identified cost $84,598,573)		100,709,159

Preferred Stock | 0.6%

Brazil | 0.6%
Banco ABC Brasil SA (Identified cost $872,072)	167,914	631,885

Short-Term Investment | 8.4%
State Street Institutional Treasury Money Market Fund (Identified cost $8,997,066)	8,997,066	8,997,066

Total Investments | 103.0% (Identified cost $94,467,711) (b)		$110,338,110

Liabilities in Excess of Cash and Other Assets | (3.0)%		(3,217,434)

Net Assets | 100.0%		$107,120,676

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   47

Description	Shares	Value

Lazard Global Equity Select Portfolio

Common Stocks | 97.3%

Australia | 0.7%
Spotless Group Holdings, Ltd.	84,000	$135,453

Belgium | 2.7%
Anheuser-Busch InBev NV	4,053	485,737

Canada | 0.7%
MacDonald Dettwiler & Associates, Ltd.	1,795	131,169

China | 0.9%
Baidu, Inc. Sponsored ADR (a)	790	157,273

Denmark | 2.1%
Novo Nordisk A/S, Class B	3,854	209,981
Topdanmark A/S (a)	6,025	161,521
		371,502
Finland | 1.1%
Sampo Oyj, A Shares	4,149	195,428

Germany | 3.5%
Continental AG	1,529	361,803
Symrise AG	4,230	262,529
		624,332
India | 1.1%
Indiabulls Housing Finance Ltd. GDR	8,500	81,532
Tata Motors, Ltd. Sponsored ADR	3,355	115,647
		197,179
Ireland | 0.6%
Permanent TSB Group Holdings PLC (a)	21,900	114,556

Italy | 1.1%
Davide Campari-Milano SpA	24,989	190,138

Japan | 6.1%
AEON Financial Service Co., Ltd.	11,100	308,371
Daiwa House Industry Co., Ltd.	17,150	399,795
Recruit Holdings Co., Ltd.	5,800	177,007
Sumitomo Mitsui Financial Group, Inc.	65	2,899
Sumitomo Mitsui Trust Holdings, Inc.	44,110	202,052
		1,090,124
Description	Shares	Value

Netherlands | 0.9%
NXP Semiconductors NV (a)	1,715	$168,413

Norway | 1.7%
Europris ASA	15,600	77,796
Telenor ASA	10,027	219,712
		297,508
Peru | 0.9%
Credicorp, Ltd.	1,168	162,259

Philippines | 0.4%
Alliance Global Group, Inc.	133,511	64,253

Russia | 0.8%
Magnit PJSC Sponsored GDR	2,517	140,096

South Africa | 0.8%
Sanlam, Ltd.	26,359	143,733

Sweden | 1.9%
Assa Abloy AB, Class B	17,911	337,269

Switzerland | 3.7%
Actelion, Ltd.	1,438	210,405
Novartis AG	4,670	460,282
		670,687
Taiwan | 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	7,555	171,574

Thailand | 0.8%
Kasikornbank Public Co. Ltd.	24,640	137,880

United Kingdom | 10.9%
Aon PLC	2,460	245,213
Auto Trader Group PLC	46,968	225,011
Compass Group PLC	10,478	173,361
Henderson Group PLC	34,444	141,254
Provident Financial PLC	3,896	179,179
Prudential PLC	10,643	256,277
Shire PLC	4,037	323,183
UBM PLC	21,151	177,633
Unilever PLC	5,389	231,162
		1,952,273

The accompanying notes are an integral part of these financial statements.

48   Semi-Annual Report

Description	Shares	Value

Lazard Global Equity Select Portfolio (concluded)

United States | 52.9%
Advance Auto Parts, Inc.	1,170	$186,369
Apple, Inc.	4,226	530,046
AutoZone, Inc. (a)	304	202,738
Bristol-Myers Squibb Co.	3,795	252,519
Cisco Systems, Inc.	10,940	300,412
Citigroup, Inc.	4,014	221,733
CVS Health Corp.	2,570	269,542
EMC Corp.	8,442	222,784
EOG Resources, Inc.	1,640	143,582
Google, Inc., Class A (a)	582	314,303
Google, Inc., Class C (a)	483	251,406
Halliburton Co.	6,090	262,296
Harley-Davidson, Inc.	3,415	192,435
Honeywell International, Inc.	4,043	412,265
Intercontinental Exchange, Inc.	1,071	239,486
Joy Global, Inc.	2,944	106,573
Kellogg Co.	1,335	83,705
MasterCard, Inc., Class A	2,505	234,167
McKesson Corp.	938	210,872
Microsoft Corp.	4,245	187,417
Molson Coors Brewing Co., Class B	1,554	108,485
Monsanto Co.	1,730	184,401
Mylan NV (a)	3,030	205,616
Qualcomm, Inc.	3,677	230,291
Quintiles Transnational Holdings, Inc. (a)	3,860	280,275
Reynolds American, Inc.	4,430	330,744
Rockwell Automation, Inc.	1,490	185,714
Schlumberger, Ltd.	3,281	282,789
Description	Shares	Value

ServiceMaster Global Holdings, Inc. (a)	4,790	$173,254
Springleaf Holdings, Inc. (a)	3,530	162,062
The Charles Schwab Corp.	4,365	142,517
The Hartford Financial Services Group, Inc.	7,089	294,690
The J.M. Smucker Co.	1,480	160,447
Thermo Fisher Scientific, Inc.	1,365	177,122
Tyco International PLC	4,775	183,742
Union Pacific Corp.	1,670	159,268
United Technologies Corp.	1,539	170,721
Vertex Pharmaceuticals, Inc. (a)	1,350	166,698
Viacom, Inc., Class B	2,664	172,201
Visa, Inc., Class A	4,123	276,860
Voya Financial, Inc.	4,235	196,800
Xerox Corp.	14,950	159,068
Zoetis, Inc.	4,837	233,240
		9,461,655
Total Common Stocks (Identified cost $16,785,588)		17,400,491

Short-Term Investment | 2.4%
State Street Institutional Treasury Money Market Fund (Identified cost $429,221)	429,221	429,221

Total Investments | 99.7% (Identified cost $17,214,809) (b)		$17,829,712

Cash and Other Assets in Excess of Liabilities | 0.3%		54,969

Net Assets | 100.0%		$17,884,681

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   49

Description	Shares	Value

Lazard Global Strategic Equity Portfolio

Common Stocks | 96.9%

Australia | 2.8%
Asaleo Care, Ltd.	71,294	$104,513
Caltex Australia, Ltd.	6,514	160,074
		264,587
Belgium | 1.8%
Anheuser-Busch InBev NV	1,467	175,815

Canada | 1.8%
Encana Corp.	5,500	60,637
MacDonald Dettwiler & Associates, Ltd.	1,587	115,969
		176,606
Denmark | 2.2%
Carlsberg A/S, Class B	1,194	108,393
Topdanmark A/S (a)	3,954	106,001
		214,394
Finland | 2.8%
Sampo Oyj, A Shares	5,573	262,502

France | 1.0%
Vivendi SA	3,617	91,233

Indonesia | 0.6%
PT Media Nusantara Citra Tbk	374,300	54,464

Israel | 1.8%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	2,834	167,489

Italy | 1.0%
Mediolanum SpA	11,059	91,236

Japan | 8.3%
Asics Corp.	5,500	142,236
Daiwa House Industry Co., Ltd.	7,200	167,844
Don Quijote Holdings Co., Ltd.	3,092	131,628
Makita Corp.	3,150	170,903
SoftBank Corp.	3,080	181,425
		794,036
Netherlands | 2.8%
Koninklijke KPN NV	45,829	175,247
Sensata Technologies Holding NV (a)	1,754	92,506
		267,753
Description	Shares	Value

Norway | 0.5%
Europris ASA	10,175	$50,742

Philippines | 1.4%
Alliance Global Group, Inc.	276,900	133,261

South Africa | 4.2%
Mediclinic International, Ltd.	15,820	133,077
Nampak, Ltd.	51,857	144,028
Sanlam, Ltd.	22,287	121,529
		398,634
Switzerland | 2.8%
Novartis AG	2,699	266,017

Taiwan | 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	6,445	146,366

Turkey | 2.1%
Turkcell Iletisim Hizmetleri AS	22,571	104,008
Turkiye Halk Bankasi AS	21,456	98,870
		202,878
United Kingdom | 16.7%
Aon PLC	1,653	164,771
Auto Trader Group PLC	28,316	135,655
British American Tobacco PLC	4,046	217,101
Informa PLC	22,433	192,629
Lloyds Banking Group PLC	155,133	207,775
Prudential PLC	6,705	161,452
Rexam PLC	16,784	145,573
Shire PLC	2,577	206,302
Spire Healthcare Group PLC	30,749	160,887
		1,592,145
United States | 40.8%
Advance Auto Parts, Inc.	1,887	300,580
American Airlines Group, Inc.	1,703	68,009
Ameriprise Financial, Inc.	729	91,074
BorgWarner, Inc.	1,629	92,592
Celgene Corp. (a)	832	96,292
Eastman Chemical Co.	1,174	96,057
EOG Resources, Inc.	915	80,108
Google, Inc., Class A (a)	777	419,611
J.C. Penney Co., Inc. (a)	6,270	53,107
Kellogg Co.	2,258	141,577
MasterCard, Inc., Class A	2,564	239,683
McKesson Corp.	887	199,406

The accompanying notes are an integral part of these financial statements.

50   Semi-Annual Report

Description	Shares	Value

Lazard Global Strategic Equity Portfolio (concluded)

Molson Coors Brewing Co., Class B	2,582	$180,249
Morningstar, Inc.	1,250	99,438
Mylan NV (a)	2,150	145,899
Reynolds American, Inc.	3,235	241,525
Rockwell Automation, Inc.	781	97,344
Springleaf Holdings, Inc. (a)	1,900	87,229
Sysco Corp.	2,609	94,185
The J.M. Smucker Co.	1,382	149,823
Tyco International PLC	3,104	119,442
Union Pacific Corp.	1,154	110,057
United Therapeutics Corp. (a)	1,147	199,521
Viacom, Inc., Class B	2,077	134,257
Visa, Inc., Class A	3,256	218,640
Voya Financial, Inc.	2,700	125,469
		3,881,174
Total Common Stocks (Identified cost $9,238,708)		9,231,332
Description	Shares	Value

Short-Term Investment | 3.2%
State Street Institutional Treasury Money Market Fund (Identified cost $300,134)	300,134	$300,134

Total Investments | 100.1% (Identified cost $9,538,842) (b)		$9,531,466

Liabilities in Excess of Cash and Other Assets | (0.1)%		(10,905)

Net Assets | 100.0%		$9,520,561

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   51

Description	Shares	Value

Lazard Managed Equity Volatility Portfolio

Common Stocks | 86.0%

Australia | 6.3%
AGL Energy, Ltd.	906	$10,870
CSL, Ltd.	387	25,819
CSR, Ltd.	2,443	6,861
Downer EDI, Ltd.	1,237	4,562
Echo Entertainment Group, Ltd.	2,504	8,423
Evolution Mining, Ltd.	5,851	5,191
Newcrest Mining, Ltd. (a)	452	4,541
Qantas Airways, Ltd. (a)	1,905	4,645
Regis Resources, Ltd. (a)	5,325	4,437
Telstra Corp., Ltd.	5,960	28,234
The GPT Group	7,963	26,296
Woodside Petroleum, Ltd.	453	11,964
		141,843
Belgium | 0.5%
Telenet Group Holding NV (a)	188	10,226

Bermuda | 2.1%
Everest Re Group, Ltd.	150	27,301
PartnerRe, Ltd.	70	8,995
Validus Holdings, Ltd.	250	10,998
		47,294
Canada | 10.2%
Baytex Energy Corp.	600	9,334
Canadian National Railway Co.	400	23,078
Canadian Natural Resources, Ltd.	400	10,857
Capital Power Corp.	400	6,898
CI Financial Corp.	1,000	26,902
Cineplex, Inc.	300	11,294
Cogeco Cable, Inc.	200	11,568
Colliers International Group, Inc.	100	3,827
Constellation Software, Inc.	10	3,970
Crescent Point Energy Corp.	200	4,104
Dollarama, Inc.	500	30,304
Dominion Diamond Corp.	300	4,203
Empire Co., Ltd., Class A	200	14,086
Imperial Oil, Ltd.	100	3,863
Intact Financial Corp.	400	27,795
Magna International, Inc.	70	3,929
Description	Shares	Value

Metro, Inc.	700	$18,786
Royal Bank of Canada	200	12,231
Suncor Energy, Inc.	150	4,131
		231,160
China | 0.4%
Yangzijiang Shipbuilding Holdings, Ltd.	9,200	9,666

Denmark | 1.7%
AP Moeller-Maersk A/S, Class B	3	5,433
Coloplast A/S, Class B	219	14,370
Novo Nordisk A/S, Class B	209	11,387
William Demant Holding A/S (a)	101	7,705
		38,895
Finland | 0.8%
Elisa Oyj	187	5,927
Kone Oyj, Class B	298	12,093
		18,020
France | 0.2%
Bureau Veritas SA	207	4,768

Germany | 0.5%
Dialog Semiconductor PLC (a)	110	5,946
Muenchener Rueckversicherungs AG	25	4,432
		10,378
Hong Kong | 5.7%
Cheung Kong Property Holdings Ltd. (a)	1,000	8,269
CK Hutchison Holdings, Ltd.	1,000	14,759
CLP Holdings, Ltd.	1,500	12,733
Henderson Land Development Co., Ltd.	2,100	14,426
Jardine Matheson Holdings, Ltd.	100	5,675
PCCW, Ltd.	20,000	11,920
Swire Pacific, Ltd., Class A	500	6,292
The Link REIT	5,000	29,317
The Wharf Holdings, Ltd.	4,000	26,627
		130,018
Ireland | 0.8%
ICON PLC (a)	65	4,374
Paddy Power PLC	70	5,999
Ryanair Holdings PLC Sponsored ADR	100	7,135
		17,508
Israel | 1.0%
Bank Hapoalim BM	763	4,110
Bank Leumi Le-Israel BM (a)	1,279	5,409
Frutarom Industries, Ltd.	153	6,418
Israel Discount Bank, Ltd., Class A (a)	4,044	7,763
		23,700

The accompanying notes are an integral part of these financial statements.

52  Semi-Annual Report

Description	Shares	Value

Lazard Managed Equity Volatility Portfolio (continued)

Japan | 10.3%
Asahi Glass Co., Ltd.	1,000	$6,006
Asahi Kasei Corp.	1,000	8,216
Astellas Pharma, Inc.	500	7,131
Bic Camera, Inc.	400	5,040
Canon, Inc.	500	16,270
Daito Trust Construction Co., Ltd.	100	10,361
DCM Holdings Co., Ltd.	700	6,858
East Japan Railway Co.	100	8,996
Electric Power Development Co., Ltd.	300	10,602
Heiwa Corp.	700	13,945
Japan Airlines Co., Ltd.	200	6,978
Mitsui Chemicals, Inc.	1,000	3,718
Murata Manufacturing Co., Ltd.	100	17,453
Nipro Corp.	500	5,119
NTT Data Corp.	100	4,371
OBIC Co., Ltd.	100	4,461
Resona Holdings, Inc.	1,100	6,008
Senshu Ikeda Holdings, Inc.	1,400	6,349
Showa Shell Sekiyu KK	500	4,371
Sumitomo Mitsui Financial Group, Inc.	100	4,461
Sumitomo Rubber Industries, Ltd.	300	4,650
Taikisha, Ltd.	200	4,827
TDK Corp.	100	7,656
The San-In Godo Bank, Ltd.	1,000	9,650
TOTO, Ltd.	1,000	18,025
West Japan Railway Co.	500	32,010
		233,532
Malta | 0.4%
Unibet Group PLC SDR	167	10,173

Netherlands | 0.8%
Euronext NV	116	4,568
Koninklijke Vopak NV	90	4,542
NN Group NV	308	8,658
		17,768
New Zealand | 1.7%
Air New Zealand, Ltd.	3,556	6,145
Fisher & Paykel Healthcare Corp., Ltd., Class C	1,596	7,408
Sky Network Television, Ltd.	5,116	20,836
Spark New Zealand, Ltd.	2,043	3,870
		38,259
Description	Shares	Value

Norway | 1.7%
Statoil ASA	1,119	$19,995
Telenor ASA	615	13,476
Yara International ASA	96	5,001
		38,472
Singapore | 2.5%
CapitaLand, Ltd.	1,800	4,678
ComfortDelGro Corp., Ltd.	11,800	27,422
United Overseas Bank, Ltd.	1,400	23,980
		56,080
Spain | 0.5%
Bolsas y Mercados Espanoles SA	105	4,247
Corporacion Financiera Alba SA	46	2,133
Distribuidora Internacional de Alimentacion SA	594	4,536
		10,916
Sweden | 0.2%
Axfood AB	355	5,670

Switzerland | 1.1%
Kaba Holding AG	8	4,762
Novartis AG	51	5,027
Roche Holding AG	58	16,253
		26,042
United Kingdom | 5.2%
Acacia Mining PLC	865	4,103
Aon PLC	62	6,180
Centrica PLC	1,716	7,113
Compass Group PLC	1,030	17,041
Debenhams PLC	3,272	4,588
Greggs PLC	498	9,257
ITV PLC	1,697	7,021
Next PLC	146	17,090
Provident Financial PLC	339	15,591
Rentokil Initial PLC	2,476	5,758
Shire PLC	69	5,524
Unilever NV	454	18,907
		118,173
United States | 31.4%
3M Co.	200	30,860
Apple, Inc.	65	8,153
AT&T, Inc.	900	31,968
Baxter International, Inc.	100	6,993
Biogen, Inc. (a)	15	6,059
Blackbaud, Inc.	100	5,695
CBOE Holdings, Inc.	150	8,583
Centene Corp. (a)	80	6,432

The accompanying notes are an integral part of these financial statements

Semi-Annual Report  53

Description	Shares	Value

Lazard Managed Equity Volatility Portfolio (concluded)

Chemed Corp.	40	$5,244
Cirrus Logic, Inc. (a)	300	10,209
Colgate-Palmolive Co.	200	13,082
Comcast Corp., Class A	100	6,014
CR Bard, Inc.	30	5,121
Credit Acceptance Corp. (a)	35	8,616
DIRECTV (a)	100	9,279
Dr Pepper Snapple Group, Inc.	300	21,870
Edison International	200	11,116
Edwards Lifesciences Corp. (a)	45	6,409
Emerson Electric Co.	100	5,543
FactSet Research Systems, Inc.	100	16,251
FMC Technologies, Inc. (a)	100	4,149
Gilead Sciences, Inc.	55	6,439
HCA Holdings, Inc. (a)	65	5,897
Intel Corp.	300	9,125
International Paper Co.	100	4,759
Intuit, Inc.	100	10,077
Jack in the Box, Inc.	100	8,816
Johnson & Johnson	300	29,238
Kimberly-Clark Corp.	300	31,791
Lockheed Martin Corp.	55	10,225
Marathon Oil Corp.	300	7,962
MasterCard, Inc., Class A	100	9,348
McDonald’s Corp.	200	19,014
McGraw Hill Financial, Inc.	135	13,561
Monsanto Co.	40	4,264
Northrop Grumman Corp.	45	7,138
O’Reilly Automotive, Inc. (a)	50	11,299
PepsiCo, Inc.	200	18,668
PG&E Corp.	500	24,550
Public Service Enterprise Group, Inc.	255	10,016
Description	Shares	Value

Reynolds American, Inc.	200	$14,932
Ross Stores, Inc.	300	14,583
Sanderson Farms, Inc.	100	7,516
Skyworks Solutions, Inc.	100	10,410
Spirit AeroSystems Holdings, Inc., Class A (a)	100	5,511
Starbucks Corp.	160	8,578
The Clorox Co.	100	10,402
The Estee Lauder Cos., Inc., Class A	60	5,200
The Kroger Co.	300	21,753
The Southern Co.	400	16,760
The TJX Cos., Inc.	400	26,468
The Walt Disney Co.	100	11,414
Time Warner, Inc.	130	11,363
UnitedHealth Group, Inc.	100	12,200
Verizon Communications, Inc.	600	27,966
Visa, Inc., Class A	100	6,715
Waters Corp. (a)	140	17,973
Xcel Energy, Inc.	380	12,229
		711,806
Total Common Stocks (Identified cost $1,985,785)		1,950,367

Short-Term Investment | 8.5%
State Street Institutional Treasury Money Market Fund (Identified cost $193,292)	193,292	193,292

Total Investments | 94.5% (Identified cost $2,179,077) (b)		$2,143,659

Cash and Other Assets in Excess of Liabilities | 5.5%		125,501

Net Assets | 100.0%		$2,269,160

The accompanying notes are an integral part of these financial statements.

54  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2015 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Equity Concentrated	$560,086,766	$43,883,809	$7,953,271	$35,930,538
US Strategic Equity	125,193,949	15,817,179	2,890,232	12,926,947
US Mid Cap Equity	33,242,054	3,187,674	787,438	2,400,236
US Small-Mid Cap Equity	198,986,733	26,484,174	8,068,713	18,415,461
US Small Cap Equity Growth	10,597,769	1,247,645	276,298	971,347
International Equity	528,139,548	53,057,863	15,364,325	37,693,538
International Equity Select	21,031,943	1,312,597	1,034,698	277,899
International Equity Concentrated	15,571,600	536,346	456,149	80,197
International Strategic Equity	5,985,750,037	784,797,222	250,941,092	533,856,130
International Equity Advantage	2,007,941	18,404	62,935	(44,531)
International Small Cap Equity	94,467,711	19,251,494	3,381,095	15,870,399
Global Equity Select	17,214,809	1,148,530	533,627	614,903
Global Strategic Equity	9,538,842	433,019	440,395	(7,376)
Managed Equity Volatility	2,179,077	25,571	60,989	(35,418)

Security Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
OJSC	— Open Joint Stock Company
PJSC	— Public Joint Stock Company
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  55

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio	Lazard International Small Cap Equity Portfolio

Agriculture	—%	—%	—%	—%	0.2%	—%
Alcohol & Tobacco	7.4	7.1	2.7	8.1	0.7	—
Apparel & Textiles	—	—	—	—	—	0.9
Automotive	3.5	2.1	3.8	2.8	4.8	1.9
Banking	7.2	6.9	9.2	3.5	11.6	4.9
Chemicals	—	—	—	1.7	2.5	2.2
Commercial Services	1.6	1.6	—	0.1	1.6	13.9
Computer Software	—	1.7	2.1	—	0.2	—
Construction & Engineering	1.4	0.9	3.7	—	2.7	0.9
Consumer Products	0.8	2.3	—	2.9	0.2	2.9
Diversified	1.0	2.1	3.3	1.2	—	—
Electric	0.9	1.1	—	—	1.4	—
Energy Exploration & Production	0.9	0.6	—	1.5	—	—
Energy Integrated	3.8	1.7	—	1.7	5.4	0.8
Energy Services	—	—	—	1.0	—	0.8
Financial Services	6.7	5.1	13.4	9.6	4.9	12.0
Food & Beverages	—	0.9	—	2.5	3.1	3.9
Forest & Paper Products	1.4	2.0	—	4.4	0.7	3.4
Gas Utilities	—	—	—	—	1.3	—
Health Services	—	1.2	—	2.5	0.9	4.2
Household & Personal Products	1.2	1.4	5.5	—	4.3	1.9
Housing	3.9	2.1	—	3.5	2.7	2.1
Insurance	7.5	6.9	9.8	9.2	4.8	2.4
Leisure & Entertainment	6.1	4.4	3.1	5.1	4.2	2.4
Manufacturing	3.9	3.6	3.4	7.2	5.0	8.5
Medical Products	—	—	—	—	0.6	0.8
Metals & Mining	1.4	1.4	2.3	—	2.4	—
Pharmaceutical & Biotechnology	12.0	13.8	11.6	11.5	10.6	3.1
Real Estate	—	—	—	—	2.6	3.0
Retail	4.9	4.6	—	5.8	3.4	6.5
Semiconductors & Components	2.5	5.1	4.8	1.1	5.2	4.4
Technology	4.9	4.6	8.6	2.5	1.0	1.0
Technology Hardware	1.2	—	4.6	—	—	4.6
Telecommunications	6.9	6.7	4.8	6.0	6.1	0.4
Transportation	2.4	1.7	—	0.1	3.3	0.8
Water	—	0.6	—	0.5	—	—
Subtotal	95.4	94.2	96.7	96.0	98.4	94.6
Repurchase Agreement	4.0	—	—	—	—	—
Short-Term Investments	—	4.6	3.2	3.7	1.9	8.4
Total Investments	99.4%	98.8%	99.9%	99.7%	100.3%	103.0%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

56  Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (concluded):

Industry*	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

Agriculture	1.0%	—%	0.4%
Alcohol & Tobacco	6.2	9.7	0.7
Automotive	3.8	1.0	0.4
Banking	2.8	1.0	3.5
Cable Television	—	—	2.1
Chemicals	1.5	1.0	1.1
Commercial Services	4.0	3.7	1.8
Computer Software	2.9	—	0.7
Construction & Engineering	—	—	0.7
Consumer Products	—	1.8	0.6
Diversified	0.4	1.4	—
Electric	—	—	4.6
Energy Exploration & Production	0.8	1.5	2.0
Energy Integrated	—	1.7	1.4
Energy Services	3.0	—	0.2
Financial Services	12.6	10.1	3.7
Food & Beverages	1.4	4.0	2.9
Forest & Paper Products	—	3.0	1.6
Gas Utilities	—	—	0.8
Health Services	1.6	3.1	2.1
Household & Personal Products	1.3	1.1	2.1
Housing	2.2	1.8	1.3
Insurance	7.5	9.6	4.2
Leisure & Entertainment	2.9	4.0	5.4
Manufacturing	6.8	1.0	4.4
Medical Products	2.2	2.1	1.4
Metals & Mining	—	—	1.0
Pharmaceutical & Biotechnology	11.5	11.4	6.0
Real Estate	—	—	5.4
Retail	4.9	7.1	7.6
Semiconductors & Components	2.8	2.5	3.4
Technology	3.2	6.3	0.6
Technology Hardware	7.9	1.2	0.4
Telecommunications	1.2	3.9	5.9
Transportation	0.9	1.9	5.6
Subtotal	97.3	96.9	86.0
Short-Term Investments	2.4	3.2	8.5
Total Investments	99.7%	100.1%	94.5%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report   57

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2015	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$596,017,304	$138,120,896
Cash	—	—
Foreign currency	—	—
Receivables for:
Dividends and interest	706,041	224,457
Capital stock sold	3,707,983	247,136
Investments sold	2,920,438	291,398
Amount due from Investment Manager (Note 3)	—	—
Deferred offering costs (Note 2(g))	—	—
Total assets	603,351,766	138,883,887

LIABILITIES
Payables for:
Management fees	335,858	61,095
Accrued distribution fees	13,799	747
Accrued directors’ fees	3,274	1,422
Investments purchased	12,254,885	247,926
Capital stock redeemed	99,818	1,548,415
Other accrued expenses and payables	19,044	42,453
Total liabilities	12,726,678	1,902,058
Net assets	$590,625,088	$136,981,829

NET ASSETS
Paid in capital	$527,216,735	$116,719,542
Undistributed net investment income (loss)	1,192,926	599,062
Accumulated net realized gain (loss)	26,284,889	6,736,278
Net unrealized appreciation (depreciation) on:
Investments	35,930,538	12,926,947
Foreign currency	—	—
Net assets	$590,625,088	$136,981,829

Institutional Shares
Net assets	$517,966,652	$121,519,968
Shares of capital stock outstanding*	37,220,040	9,791,034
Net asset value, offering and redemption price per share	$13.92	$12.41

Open Shares
Net assets	$72,658,436	$1,813,902
Shares of capital stock outstanding*	5,195,918	145,873
Net asset value, offering and redemption price per share	$13.98	$12.43

R6 Shares
Net assets	—	$13,647,959
Shares of capital stock outstanding*	—	1,099,793
Net asset value, offering and redemption price per share	—	$12.41

Cost of investments in securities	$560,086,766	$125,193,949
Cost of foreign currency	$—	$—

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

58  Semi-Annual Report

Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard US Small Cap Equity Growth Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

$35,642,290	$217,402,194	$11,569,116	$565,833,086	$21,309,842
—	958	—	904	—
—	—	—	49,128	3,259

29,782	176,245	2,515	1,830,465	54,765
29,838	617,048	37,957	1,321,060	291,110
1,055,166	1,716,684	68,554	1,640,341	359
—	—	13,981	—	8,972
—	—	57,685	5,552	—
36,757,076	219,913,129	11,749,808	570,680,536	21,668,307

14,243	133,821	—	351,673	—
6,388	6,113	857	13,340	671
404	3,029	4	4,323	155
—	290,700	—	182,779	51,468
67,801	102,577	—	589,591	22,660
41,248	49,957	97,256	18,851	26,232
130,084	586,197	98,117	1,160,557	101,186
$36,626,992	$219,326,932	$11,651,691	$569,519,979	$21,567,121

$72,880,724	$183,004,849	$10,565,876	$533,952,712	$22,586,629
(39,192)	153,790	(38,848)	10,911,058	490,865
(38,614,776)	17,752,832	153,316	(13,018,329)	(1,786,835)

2,400,236	18,415,461	971,347	37,693,538	277,899
—	—	—	(19,000)	(1,437)
$36,626,992	$219,326,932	$11,651,691	$569,519,979	$21,567,121

$7,149,340	$187,173,884	$6,929,725	$457,544,930	$18,473,873
363,597	12,540,671	615,198	25,031,450	1,914,260
$19.66	$14.93	$11.26	$18.28	$9.65

$29,477,652	$32,153,048	$4,721,966	$62,535,601	$3,093,248
1,527,089	2,266,452	419,711	3,397,871	320,607
$19.30	$14.19	$11.25	$18.40	$9.65

—	—	—	$49,439,448	—
—	—	—	2,705,433	—
—	—	—	$18.27	—
$33,242,054	$198,986,733	$10,597,769	$528,139,548	$21,031,943
$—	$—	$—	$49,425	$3,259

Semi-Annual Report  59

June 30, 2015	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$15,651,797	$6,519,606,167
Foreign currency	7,312	1,172,927
Receivables for:
Dividends and interest	45,914	16,619,827
Capital stock sold	—	16,179,033
Investments sold	—	16,177,928
Amount due from Investment Manager (Note 3)	10,534	—
Deferred offering costs (Note 2(g))	12,461	4,098
Total assets	15,728,018	6,569,759,980

LIABILITIES
Payables for:
Management fees	—	4,037,338
Accrued distribution fees	20	381,063
Accrued directors’ fees	95	52,523
Investments purchased	23,456	19,517,427
Capital stock redeemed	—	4,111,983
Other accrued expenses and payables	35,889	150,361
Total liabilities	59,460	28,250,695
Net assets	$15,668,558	$6,541,509,285

NET ASSETS
Paid in capital	$15,832,144	$5,959,856,264
Undistributed net investment income	103,208	64,269,409
Accumulated net realized gain (loss)	(347,012)	(16,315,297)
Net unrealized appreciation (depreciation) on:
Investments	80,197	533,856,130
Foreign currency	21	(157,221)
Net assets	$15,668,558	$6,541,509,285

Institutional Shares
Net assets	$15,577,138	$4,705,145,684
Shares of capital stock outstanding*	1,599,071	322,911,923
Net asset value, offering and redemption price per share	$9.74	$14.57

Open Shares
Net assets	$91,420	$1,836,362,538
Shares of capital stock outstanding*	9,393	125,210,667
Net asset value, offering and redemption price per share	$9.73	$14.67

R6 Shares
Net assets	—	$1,063
Shares of capital stock outstanding*	—	73
Net asset value, offering and redemption price per share	—	$14.56

Cost of investments in securities	$15,571,600	$5,985,750,037
Cost of foreign currency	$7,315	$1,170,745

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

60  Semi-Annual Report

Lazard International Equity Advantage Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio

$1,963,410	$110,338,110	$17,829,712	$9,531,466	$2,143,659
—	51,927	452	1,220	255

1,827	184,608	23,766	14,339	3,407
—	497,558	54,495	—	122,536
19,975	818,016	—	—	—
19,082	—	4,305	18,329	19,314
42,479	—	—	11,925	42,479
2,046,773	111,890,219	17,912,730	9,577,279	2,331,650

—	63,103	—	—	—
21	9,419	78	28	21
21	645	124	71	21
28,066	4,644,164	—	25,525	936
—	10,202	—	—	—
61,511	42,010	27,847	31,094	61,512
89,619	4,769,543	28,049	56,718	62,490
$1,957,154	$107,120,676	$17,884,681	$9,520,561	$2,269,160

$2,002,500	$154,257,267	$17,101,496	$9,555,291	$2,301,611
494	509,023	43,324	45,552	3,024
(1,296)	(63,506,653)	125,287	(72,936)	(62)

(44,531)	15,870,399	614,903	(7,376)	(35,418)
(13)	(9,360)	(329)	30	5
$1,957,154	$107,120,676	$17,884,681	$9,520,561	$2,269,160

$1,859,443	$55,841,564	$17,595,088	$9,380,885	$2,164,361
190,252	5,020,175	1,665,435	946,031	219,670
$9.77	$11.12	$10.56	$9.92	$9.85

$97,711	$51,279,112	$289,593	$139,676	$104,799
10,000	4,606,250	27,438	14,110	10,639
$9.77	$11.13	$10.55	$9.90	$9.85

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

$2,007,941	$94,467,711	$17,214,809	$9,538,842	$2,179,077
$—	$51,935	$456	$1,224	$257

Semi-Annual Report  61

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2015	Lazard US Equity Concentrated Portfolio	Lazard US Strategic Equity Portfolio

Investment Income (Loss)

Income
Dividends*	$3,073,132	$1,111,198

Expenses
Management fees (Note 3)	1,625,629	485,727
Distribution fees (Open Shares)	54,720	6,689
Custodian fees	39,844	34,000
Administration fees	71,242	38,673
Shareholders’ services	16,225	20,821
Shareholders’ reports	4,049	4,715
Registration fees	23,484	15,629
Directors’ fees and expenses	7,953	3,053
Professional services	21,414	19,387
Amortization of offering costs (Note 2(g))	—	2,786
Organization expenses	—	—
Other	5,689	3,854
Total gross expenses	1,870,249	635,334
Management fees waived and expenses reimbursed	—	(110,473)
Administration and shareholders’ services fees waived	—	—
Total net expenses	1,870,249	524,861
Net investment income (loss)	1,202,883	586,337

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	26,533,739	6,952,111
Foreign currency	—	—
Total net realized gain (loss) on investments and foreign currency	26,533,739	6,952,111
Net change in unrealized appreciation (depreciation) on:
Investments	(13,261,759)	(7,786,429)
Foreign currency	—	—
Total net change in unrealized appreciation (depreciation) on investments and foreign currency	(13,261,759)	(7,786,429)
Net realized and unrealized gain (loss) on investments and foreign currency	13,271,980	(834,318)
Net increase (decrease) in net assets resulting from operations	$14,474,863	$(247,981)
* Net of foreign withholding taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

62  Semi-Annual Report

Lazard US Mid Cap Equity Portfolio	Lazard US Small-Mid Cap Equity Portfolio	Lazard US Small Cap Equity Growth Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

$166,154	$972,482	$12,140	$8,925,473	$329,276

142,151	731,397	37,568	1,878,573	74,254
37,781	27,954	4,225	77,368	4,004
24,426	41,293	31,098	89,833	54,444
28,586	44,299	25,707	74,891	26,703
15,985	16,968	19,952	27,510	15,491
4,754	7,700	2,042	9,343	2,708
14,886	17,315	6,276	21,274	14,985
849	5,205	72	9,672	360
18,304	20,323	17,970	22,943	18,389
—	—	37,986	1,817	—
—	—	4,487	1,638	—
2,813	4,684	2,408	6,367	2,556
290,535	917,138	189,791	2,221,229	213,894
(46,186)	—	(117,237)	(8,789)	(106,216)
—	—	(21,566)	(3,062)	—
244,349	917,138	50,988	2,209,378	107,678
(78,195)	55,344	(38,848)	6,716,095	221,598

2,768,245	14,100,594	153,316	4,389,572	(236,828)
—	—	—	(119,552)	(671)
2,768,245	14,100,594	153,316	4,270,020	(237,499)

(1,227,427)	(2,845,572)	971,608	22,693,798	723,998
—	—	—	12,225	1,008
(1,227,427)	(2,845,572)	971,608	22,706,023	725,006
1,540,818	11,255,022	1,124,924	26,976,043	487,507
$1,462,623	$11,310,366	$1,086,076	$33,692,138	$709,105
$4,048	$8,903	$—	$1,033,278	$41,584

Semi-Annual Report  63

For the Period Ended June 30, 2015	Lazard International Equity Concentrated Portfolio	Lazard International Strategic Equity Portfolio

Investment Income

Income
Dividends*	$182,588	$91,735,003

Expenses
Management fees (Note 3)	52,337	22,462,344
Distribution fees (Open Shares)	427	2,192,143
Custodian fees	40,221	728,443
Administration fees	26,035	373,882
Shareholders’ services	17,239	244,401
Shareholders’ reports	1,663	201,312
Registration fees	10,174	147,876
Directors’ fees and expenses	217	119,036
Professional services	18,032	70,365
Amortization of offering costs (Note 2(g))	36,428	3,271
Organization expenses	—	1,138
Other†	2,607	50,877
Total gross expenses	205,380	26,595,088
Management fees waived and expenses reimbursed	(128,599)	(7,738)
Administration and shareholders’ services fees waived	(13,437)	(6,132)
Total net expenses	63,344	26,581,218
Net investment income	119,244	65,153,785

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(201,941)	4,111,125
Foreign currency	(2,903)	(1,286,592)
Total net realized gain (loss) on investments and foreign currency	(204,844)	2,824,533
Net change in unrealized appreciation (depreciation) on:
Investments	163,316	267,808,625
Foreign currency	51	200,176
Total net change in unrealized appreciation (depreciation) on investments and foreign currency	163,367	268,008,801
Net realized and unrealized gain (loss) on investments and foreign currency	(41,477)	270,833,334
Net increase (decrease) in net assets resulting from operations	$77,767	$335,987,119
* Net of foreign withholding taxes of	$21,755	$11,072,590
† Includes interest on line of credit of	$—	$—
(a) From the Portfolio’s commencement of operations on May 29, 2015.

The accompanying notes are an integral part of these financial statements.

64  Semi-Annual Report

Lazard International Equity Advantage Portfolio (a)	Lazard International Small Cap Equity Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio (a)

$2,000	$1,026,382	$147,881	$111,236	$4,299

1,069	307,493	63,952	38,823	999
21	40,396	287	163	21
5,888	38,874	39,524	41,403	5,888
4,093	32,995	26,377	25,786	4,094
2,932	16,440	15,211	17,235	2,932
701	4,428	1,884	1,307	701
561	14,886	12,485	10,106	561
21	1,487	278	172	21
5,034	18,881	18,056	18,013	5,034
3,804	—	734	34,859	3,804
1,067	—	—	—	1,067
71	3,065	2,517	2,453	71
25,262	478,945	181,305	190,320	25,193
(20,151)	—	(88,824)	(125,898)	(20,313)
(3,605)	—	(9,375)	(13,444)	(3,605)
1,506	478,945	83,106	50,978	1,275
494	547,437	64,775	60,258	3,024

(1,687)	862,015	155,732	(45,839)	(531)
391	(33,646)	(2,208)	(1,574)	469
(1,296)	828,369	153,524	(47,413)	(62)

(44,531)	6,737,306	35,016	(38,615)	(35,418)
(13)	(2,036)	(43)	58	5
(44,544)	6,735,270	34,973	(38,557)	(35,413)
(45,840)	7,563,639	188,497	(85,970)	(35,475)
$(45,346)	$8,111,076	$253,272	$(25,712)	$(32,451)
$351	$109,991	$11,654	$11,723	$510
$—	$—	$8	$—	$—

Semi-Annual Report  65

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Equity Concentrated Portfolio		Lazard US Strategic Equity Portfolio
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,202,883	$2,165,203	$586,337	$1,349,167
Net realized gain on investments	26,533,739	22,982,399	6,952,111	16,092,029
Net change in unrealized appreciation (depreciation) on investments	(13,261,759)	24,622,937	(7,786,429)	1,285,334
Net increase (decrease) in net assets resulting from operations	14,474,863	49,770,539	(247,981)	18,726,530
Distributions to shareholders
From net investment income
Institutional Shares	—	(2,101,268)	—	(1,136,357)
Open Shares	—	(18,669)	—	(46,822)
R6 Shares	—	—	—	(146,879)
From net realized gains
Institutional Shares	—	(31,353,490)	—	(15,206,664)
Open Shares	—	(631,686)	—	(902,421)
R6 Shares	—	—	—	(1,895,325)
Net decrease in net assets resulting from distributions	—	(34,105,113)	—	(19,334,468)
Capital stock transactions
Net proceeds from sales
Institutional Shares	186,448,358	87,575,985	17,108,096	21,887,406
Open Shares	69,652,643	9,687,222	385,542	2,073,196
R6 Shares	—	—	1,176,764	16,841,957
Net proceeds from reinvestment of distributions
Institutional Shares	—	25,161,207	—	16,322,102
Open Shares	—	638,951	—	722,266
R6 Shares	—	—	—	2,042,204
Cost of shares redeemed
Institutional Shares	(12,930,601)	(25,786,587)	(15,299,405)	(34,132,392)
Open Shares	(6,107,913)	(4,516,085)	(5,405,690)	(3,791,036)
R6 Shares	—	—	(2,462,141)	(3,605,237)
Net increase (decrease) in net assets from capital stock transactions	237,062,487	92,760,693	(4,496,834)	18,360,466
Redemption fees (Note 2(i))
Institutional Shares	607	592	807	87
Open Shares	1,442	14	—	—
R6 Shares	—	—	8	—
Net increase in net assets from redemption fees	2,049	606	815	87
Total increase (decrease) in net assets	251,539,399	108,426,725	(4,744,000)	17,752,615
Net assets at beginning of period	339,085,689	230,658,964	141,725,829	123,973,214
Net assets at end of period*	$590,625,088	$339,085,689	$136,981,829	$141,725,829
*Includes undistributed (distributions in excess of) net investment income (loss) of	$1,192,926	$(9,957)	$599,062	$12,725

(a) The Portfolio commenced operations on December 31, 2014.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	24,685,845	18,141,803	9,645,978	9,312,694
Shares sold	13,475,251	6,636,759	1,366,094	1,701,553
Shares issued to shareholders from reinvestment of distributions	—	1,879,748	—	1,296,958
Shares redeemed	(941,056)	(1,972,465)	(1,221,038)	(2,665,227)
Net increase (decrease)	12,534,195	6,544,042	145,056	333,284
Shares outstanding at end of period	37,220,040	24,685,845	9,791,034	9,645,978
Open Shares
Shares outstanding at beginning of period	593,582	172,050	547,671	610,440
Shares sold	5,035,543	703,552	31,539	162,079
Shares issued to shareholders from reinvestment of distributions	—	47,190	—	57,177
Shares redeemed	(433,207)	(329,210)	(433,337)	(282,025)
Net increase (decrease)	4,602,336	421,532	(401,798)	(62,769)
Shares outstanding at end of period	5,195,918	593,582	145,873	547,671
R6 Shares*
Shares outstanding at beginning of period			1,202,892	—
Shares sold			94,942	1,310,124
Shares issued to shareholders from reinvestment of distributions			—	162,340
Shares redeemed			(198,041)	(269,572)
Net increase (decrease)			(103,099)	1,202,892
Shares outstanding at end of period			1,099,793	1,202,892

* The inception date for the R6 Shares was May 19, 2014.

The accompanying notes are an integral part of these financial statements.

66  Semi-Annual Report

Lazard US Mid Cap Equity Portfolio		Lazard US Small-Mid Cap Equity Portfolio		Lazard US Small Cap Equity Growth Portfolio
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Period Ended December 31, 2014 (a)

$(78,195)	$39,023	$55,344	$485,551	$(38,848)	$(31)
2,768,245	2,328,882	14,100,594	76,194,228	153,316	—

(1,227,427)	2,659,937	(2,845,572)	(42,407,373)	971,608	(261)

1,462,623	5,027,842	11,310,366	34,272,406	1,086,076	(292)

—	(36,779)	—	(179,683)	—	—
—	(69,931)	—	—	—	—
—	—	—	—	—	—

—	—	—	(60,580,450)	—	—
—	—	—	(3,449,911)	—	—
—	—	—	—	—	—
—	(106,710)	—	(64,210,044)	—	—

1,003,251	1,371,752	44,010,322	13,693,718	5,430,332	950,000
4,435,754	8,080,253	17,230,236	4,685,761	4,324,328	50,000
—	—	—	—	—	—

—	34,113	—	58,099,903	—	—
—	67,500	—	3,395,032	—	—
—	—	—	—	—	—

(1,719,011)	(6,347,573)	(24,800,104)	(239,569,890)	(87,642)	—
(8,947,141)	(13,112,821)	(2,016,620)	(5,004,869)	(101,336)	—
—	—	—	—	—	—
(5,227,147)	(9,906,776)	34,423,834	(164,700,345)	9,565,682	1,000,000

—	2,980	12	309	136	—
52	472	115	50	89	—
—	—	—	—	—	—
52	3,452	127	359	225	—
(3,764,472)	(4,982,192)	45,734,327	(194,637,624)	10,651,983	999,708
40,391,464	45,373,656	173,592,605	368,230,229	999,708	—
$36,626,992	$40,391,464	$219,326,932	$173,592,605	$11,651,691	$999,708

$(39,192)	$39,003	$153,790	$98,446	$(38,848)	$—

399,731	705,811	11,226,207	22,132,447	95,000	—
50,301	74,618	2,959,805	881,663	528,203	95,000

—	2,028	—	4,033,281	—	—
(86,435)	(382,726)	(1,645,341)	(15,821,184)	(8,005)	—
(36,134)	(306,080)	1,314,464	(10,906,240)	520,198	95,000
363,597	399,731	12,540,671	11,226,207	615,198	95,000

1,770,896	2,063,556	1,185,030	951,721	5,000	—
227,605	468,958	1,226,629	304,719	423,884	5,000

—	4,076	—	247,429	—	—
(471,412)	(765,694)	(145,207)	(318,839)	(9,173)	—
(243,807)	(292,660)	1,081,422	233,309	414,711	5,000
1,527,089	1,770,896	2,266,452	1,185,030	419,711	5,000

Semi-Annual Report  67

	Lazard International Equity Portfolio		Lazard International Equity Select Portfolio
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,716,095	$4,401,589	$221,598	$295,879
Net realized gain (loss) on investments and foreign currency	4,270,020	8,410,316	(237,499)	2,583,594
Net change in unrealized appreciation (depreciation) on investments and foreign currency	22,706,023	(30,663,453)	725,006	(3,573,726)
Net increase (decrease) in net assets resulting from operations	33,692,138	(17,851,548)	709,105	(694,253)
Distributions to shareholders
From net investment income
Institutional Shares	—	(1,974,980)	—	(171,714)
Open Shares	—	(327,493)	—	(26,153)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(2,302,473)	—	(197,867)
Capital stock transactions
Net proceeds from sales
Institutional Shares	88,971,535	263,655,606	8,240,013	12,551,546
Open Shares	14,145,079	38,101,824	216,473	281,695
R6 Shares	50,001,000	—	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	—	1,545,639	—	152,169
Open Shares	—	198,061	—	25,938
Cost of shares redeemed
Institutional Shares	(39,607,394)	(54,451,378)	(3,083,813)	(18,482,909)
Open Shares	(13,522,054)	(20,632,372)	(311,193)	(530,943)
Net increase (decrease) in net assets from capital stock transactions	99,988,166	228,417,380	5,061,480	(6,002,504)
Redemption fees (Note 2(i))
Institutional Shares	1,844	3,106	7	35,028
Open Shares	72	2,479	—	7
Net increase in net assets from redemption fees	1,916	5,585	7	35,035
Total increase (decrease) in net assets	133,682,220	208,268,944	5,770,592	(6,859,589)
Net assets at beginning of period	435,837,759	227,568,815	15,796,529	22,656,118
Net assets at end of period*	$569,519,979	$435,837,759	$21,567,121	$15,796,529
* Includes undistributed (distributions in excess of) net investment income (loss) of	$10,911,058	$4,194,963	$490,865	$269,267
(a) The Portfolio commenced operations on August 29, 2014.
(b) The Portfolio commenced operations on May 29, 2015.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	22,354,987	10,372,906	1,379,602	1,969,195
Shares sold	4,870,868	14,965,499	855,002	1,296,315
Shares issued to shareholders from reinvestment of distributions	—	87,671	—	15,448
Shares redeemed	(2,194,405)	(3,071,089)	(320,344)	(1,901,356)
Net increase (decrease)	2,676,463	11,982,081	534,658	(589,593)
Shares outstanding at end of period	25,031,450	22,354,987	1,914,260	1,379,602
Open Shares
Shares outstanding at beginning of period	3,359,468	2,353,781	329,390	351,946
Shares sold	774,519	2,139,525	23,087	28,856
Shares issued to shareholders from reinvestment of distributions	—	11,133	—	2,628
Shares redeemed	(736,116)	(1,144,971)	(31,870)	(54,040)
Net increase (decrease)	38,403	1,005,687	(8,783)	(22,556)
Shares outstanding at end of period	3,397,871	3,359,468	320,607	329,390
R6 Shares*
Shares outstanding at beginning of period	—
Shares sold	2,705,433
Net increase	2,705,433
Shares outstanding at end of period	2,705,433

*	The inception dates for the R6 Shares were April 1, 2015 and January 19, 2015 for Lazard International Equity Portfolio and Lazard International Strategic Equity Portfolio, respectively.

The accompanying notes are an integral part of these financial statements.

68  Semi-Annual Report

Lazard International Equity Concentrated Portfolio		Lazard International Strategic Equity Portfolio		Lazard International Equity Advantage Portfolio
Six Months Ended June 30, 2015 (unaudited)	Period Ended December 31, 2014 (a)	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Period Ended June 30, 2015 (b) (unaudited)

$119,244	$(7,276)	$65,153,785	$54,718,466	$494
(204,844)	(141,773)	2,824,533	73,281,197	(1,296)

163,367	(83,149)	268,008,801	(242,293,995)	(44,544)

77,767	(232,198)	335,987,119	(114,294,332)	(45,346)

—	(5,298)	—	(40,821,246)	—
—	—	—	(13,234,085)	—

—	(3,894)	—	(96,231,718)	—
—	(228)	—	(40,179,844)	—
—	(9,420)	—	(190,466,893)	—

8,037,677	9,454,619	1,007,167,694	1,871,953,512	1,902,500
71,766	584,263	423,143,874	1,073,366,684	100,000
—	—	1,000	—	—

—	9,193	—	121,459,960	—
—	227	—	47,953,478	—

(1,627,822)	(144,556)	(265,757,712)	(405,784,975)	—
(553,919)	—	(260,548,680)	(325,547,714)	—

5,927,702	9,903,746	904,006,176	2,383,400,945	2,002,500

961	—	8,392	30,455	—
—	—	11,096	28,268	—
961	—	19,488	58,723	—
6,006,430	9,662,128	1,240,012,783	2,078,698,443	1,957,154
9,662,128	—	5,301,496,502	3,222,798,059	—
$15,668,558	$9,662,128	$6,541,509,285	$5,301,496,502	$1,957,154

$103,208	$(16,036)	$64,269,409	$(884,376)	$494

955,107	—	271,757,135	162,756,915	—
803,324	968,720	69,527,449	128,369,831	190,252

—	950	—	8,639,512	—
(159,360)	(14,563)	(18,372,661)	(28,009,123)	—
643,964	955,107	51,154,788	109,000,220	190,252
1,599,071	955,107	322,911,923	271,757,135	190,252

58,704	—	113,872,041	59,609,458	—
7,351	58,680	29,206,934	73,161,164	10,000

—	24	—	3,380,097	—
(56,662)	—	(17,868,308)	(22,278,678)	—
(49,311)	58,704	11,338,626	54,262,583	10,000
9,393	58,704	125,210,667	113,872,041	10,000

		—
		73
		73
		73

Semi-Annual Report  69

	Lazard		Lazard
	International Small Cap Equity Portfolio		Global Equity Select Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2015	December 31,	June 30, 2015	December 31,
	(unaudited)	2014	(unaudited)	2014

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$547,437	$744,954	$64,775	$57,452
Net realized gain (loss) on investments and foreign currency	828,369	5,491,771	153,524	(33,343)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	6,735,270	(8,128,315)	34,973	576,334
Net increase (decrease) in net assets resulting from operations	8,111,076	(1,891,590)	253,272	600,443
Distributions to shareholders
From net investment income
Institutional Shares	—	(1,173,296)	—	(75,719)
Open Shares	—	(424,610)	—	(668)
From return of capital
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—
Net decrease in net assets resulting from distributions	—	(1,597,906)	—	(76,387)
Capital stock transactions
Net proceeds from sales
Institutional Shares	6,273,901	5,512,283	7,317,895	11,974,387
Open Shares	30,100,388	5,540,791	93,910	189,852
Net proceeds from reinvestment of distributions
Institutional Shares	—	1,167,228	—	75,719
Open Shares	—	402,060	—	633
Cost of shares redeemed
Institutional Shares	(1,920,461)	(9,423,018)	(2,240,224)	(2,197,235)
Open Shares	(1,767,355)	(4,537,263)	(8,071)	(103,100)
Net increase (decrease) in net assets from capital stock transactions	32,686,473	(1,337,919)	5,163,510	9,940,256
Redemption fees (Note 2(i))
Institutional Shares	3	2,318	198	122
Open Shares	116	1,263	—	—
Net increase in net assets from redemption fees	119	3,581	198	122
Total increase (decrease) in net assets	40,797,668	(4,823,834)	5,416,980	10,464,434
Net assets at beginning of period	66,323,008	71,146,842	12,467,701	2,003,267
Net assets at end of period*	$107,120,676	$66,323,008	$17,884,681	$12,467,701
* Includes undistributed (distributions in excess of) net investment income (loss) of	$509,023	$(38,414)	$43,324	$(21,451)
(a) The Portfolio commenced operations on August 29, 2014.
(b) The Portfolio commenced operations on May 29, 2015.
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	4,628,708	4,886,987	1,188,968	190,000
Shares sold	572,971	520,710	684,345	1,204,388
Shares issued to shareholders from reinvestment of distributions	—	110,743	—	7,246
Shares redeemed	(181,504)	(889,732)	(207,878)	(212,666)
Net increase (decrease)	391,467	(258,279)	476,467	998,968
Shares outstanding at end of period	5,020,175	4,628,708	1,665,435	1,188,968
Open Shares
Shares outstanding at beginning of period	1,993,264	1,859,232	19,499	10,000
Shares sold	2,779,732	528,968	8,698	19,438
Shares issued to shareholders from reinvestment of distributions	—	38,038	—	61
Shares redeemed	(166,746)	(432,974)	(759)	(10,000)
Net increase	2,612,986	134,032	7,939	9,499
Shares outstanding at end of period	4,606,250	1,993,264	27,438	19,499

The accompanying notes are an integral part of these financial statements.

70  Semi-Annual Report

Lazard		Lazard
Global Strategic Equity Portfolio		Managed Equity Volatility Portfolio
Six Months Ended	Period Ended	Period Ended
June 30, 2015	December 31,	June 30, 2015 (b)
(unaudited)	2014 (a)	(unaudited)

$60,258	$(1,491)	$3,024
(47,413)	(25,752)	(62)
(38,557)	31,211	(35,413)
(25,712)	3,968	(32,451)

—	(12,804)	—
—	(241)	—

—	(2,628)	—
—	(49)	—
—	(15,722)	—

2,301,919	7,114,369	2,197,311
39,200	136,100	106,300

—	15,585	—
—	137	—

(8,032)	(7,551)	(2,000)
(33,700)	—	—

2,299,387	7,258,640	2,301,611

—	—	—
—	—	—
—	—	—
2,273,675	7,246,886	2,269,160
7,246,886	—	—
$9,520,561	$7,246,886	$2,269,160

$45,552	$(14,706)	$3,024

715,249	—	—
231,561	714,476	219,872

—	1,554	—
(779)	(781)	(202)
230,782	715,249	219,670
946,031	715,249	219,670

13,609	—	—
3,847	13,596	10,639

—	13	—
(3,346)	—	—
501	13,609	10,639
14,110	13,609	10,639

Semi-Annual Report  71

The Lazard Funds, Inc. Financial Highlights

LAZARD US EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$13.41	$12.59	$10.71	$9.24	$9.56	$8.62
Income (loss) from investment operations:
Net investment income (a)	0.04	0.11	0.14	0.20	0.15	0.10
Net realized and unrealized gain (loss)	0.47	2.23	3.02	1.37	(0.30)	0.93

Total from investment operations	0.51	2.34	3.16	1.57	(0.15)	1.03
Less distributions from:
Net investment income	—	(0.09)	(0.14)	(0.10)	(0.17)	(0.09)
Net realized gains	—	(1.43)	(1.14)	—	—	—

Total distributions	—	(1.52)	(1.28)	(0.10)	(0.17)	(0.09)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$13.92	$13.41	$12.59	$10.71	$9.24	$9.56

Total Return (c)	3.80%	18.88%	29.59%	16.83%	–1.47%	12.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$517,967	$331,074	$228,478	$121,379	$11,108	$13,066
Ratios to average net assets (d):
Net expenses	0.78%	0.81%	0.85%	0.93%	0.75%	0.97%
Gross expenses	0.78%	0.81%	0.85%	1.28%	2.27%	2.76%
Net investment income	0.54%	0.79%	1.16%	1.94%	1.59%	1.19%
Portfolio turnover rate	30%	63%	108%	116%	53%	53%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$13.50	$12.68	$10.77	$9.30	$9.61	$8.67
Income (loss) from investment operations:
Net investment income (a)	0.02	0.05	0.09	0.15	0.12	0.08
Net realized and unrealized gain (loss)	0.46	2.23	3.04	1.39	(0.29)	0.93

Total from investment operations	0.48	2.28	3.13	1.54	(0.17)	1.01
Less distributions from:
Net investment income	—	(0.03)	(0.08)	(0.07)	(0.14)	(0.07)
Net realized gains	—	(1.43)	(1.14)	—	—	—

Total distributions	—	(1.46)	(1.22)	(0.07)	(0.14)	(0.07)

Redemption fees	— (b)	— (b)	—	— (b)	— (b)	—

Net asset value, end of period	$13.98	$13.50	$12.68	$10.77	$9.30	$9.61

Total Return (c)	3.56%	18.28%	29.21%	16.51%	–1.77%	11.62%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$72,658	$8,011	$2,181	$691	$312	$294
Ratios to average net assets (d):
Net expenses	1.06%	1.25%	1.25%	1.19%	1.05%	1.27%
Gross expenses	1.06%	1.46%	1.87%	4.84%	6.49%	7.28%
Net investment income	0.32%	0.37%	0.74%	1.51%	1.30%	0.88%
Portfolio turnover rate	30%	63%	108%	116%	53%	53%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

72  Semi-Annual Report

LAZARD US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$12.43	$12.49	$10.11	$9.03	$8.97	$8.02
Income (loss) from investment operations:
Net investment income (a)	0.05	0.14	0.14	0.14	0.12	0.07
Net realized and unrealized gain (loss)	(0.07)	1.73	2.72	1.17	0.02	0.97

Total from investment operations	(0.02)	1.87	2.86	1.31	0.14	1.04
Less distributions from:
Net investment income	—	(0.13)	(0.15)	(0.23)	(0.08)	(0.09)
Net realized gains	—	(1.80)	(0.33)	—	—	—

Total distributions	—	(1.93)	(0.48)	(0.23)	(0.08)	(0.09)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$12.41	$12.43	$12.49	$10.11	$9.03	$8.97

Total Return (c)	–0.16%	15.04%	28.38%	14.56%	1.65%	13.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$121,520	$119,941	$116,323	$75,327	$64,239	$71,207
Ratios to average net assets (d):
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	1.01%
Gross expenses	0.89%	0.90%	0.93%	0.99%	1.00%	1.06%
Net investment income	0.85%	1.05%	1.21%	1.40%	1.29%	0.88%
Portfolio turnover rate	26%	69%	71%	60%	48%	49%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$12.48	$12.53	$10.14	$9.04	$8.97	$8.02
Income (loss) from investment operations:
Net investment income (a)	0.03	0.10	0.11	0.11	0.09	0.05
Net realized and unrealized gain (loss)	(0.08)	1.74	2.73	1.16	0.03	0.97

Total from investment operations	(0.05)	1.84	2.84	1.27	0.12	1.02
Less distributions from:
Net investment income	—	(0.09)	(0.12)	(0.17)	(0.05)	(0.07)
Net realized gains	—	(1.80)	(0.33)	—	—	—

Total distributions	—	(1.89)	(0.45)	(0.17)	(0.05)	(0.07)

Redemption fees	—	—	—	—	—	— (b)

Net asset value, end of period	$12.43	$12.48	$12.53	$10.14	$9.04	$8.97

Total Return (c)	–0.32%	14.77%	28.04%	14.10%	1.42%	12.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,814	$6,833	$7,650	$8,401	$8,478	$10,024
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.31%
Gross expenses	1.41%	1.31%	1.33%	1.37%	1.36%	1.44%
Net investment income	0.54%	0.75%	0.95%	1.10%	0.99%	0.59%
Portfolio turnover rate	26%	69%	71%	60%	48%	49%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  73

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	For the Period 5/19/14* to 12/31/14

Lazard US Strategic Equity Portfolio (concluded)

R6 Shares
Net asset value, beginning of period	$12.43	$12.81
Income (loss) from investment operations:
Net investment income (a)	0.06	0.09
Net realized and unrealized gain (loss)	(0.08)	1.47

Total from investment operations	(0.02)	1.56
Less distributions from:
Net investment income	—	(0.14)
Net realized gains	—	(1.80)

Total distributions	—	(1.94)

Redemption fees	— (b)	— (b)

Net asset value, end of period	$12.41	$12.43

Total Return (c)	–0.16%	12.23%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,648	$14,951
Ratios to average net assets (d):
Net expenses	0.70%	0.70%
Gross expenses	0.97%	1.06%
Net investment income	0.89%	1.14%
Portfolio turnover rate	26%	69%

*	The inception date for R6 Shares was May 19, 2014.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

74  Semi-Annual Report

LAZARD US MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$18.87	$16.58	$12.52	$11.87	$12.61	$10.31
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.02)	0.05	0.07	0.05	0.05	0.10
Net realized and unrealized gain (loss)	0.81	2.33	4.04	0.63	(0.75)	2.31

Total from investment operations	0.79	2.38	4.11	0.68	(0.70)	2.41
Less distributions from:
Net investment income	—	(0.09)	(0.05)	(0.03)	(0.04)	(0.11)

Total distributions	—	(0.09)	(0.05)	(0.03)	(0.04)	(0.11)

Redemption fees	—	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$19.66	$18.87	$16.58	$12.52	$11.87	$12.61

Total Return (c)	4.19%	14.35%	32.95%	5.76%	–5.58%	23.43%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,149	$7,542	$11,706	$30,803	$91,740	$126,626
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.05%	0.98%	0.93%	0.91%
Gross expenses	1.45%	1.45%	1.19%	0.98%	0.93%	0.91%
Net investment income (loss)	–0.17%	0.29%	0.46%	0.40%	0.37%	0.90%
Portfolio turnover rate	60%	95%	133%	102%	83%	75%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$18.55	$16.32	$12.35	$11.72	$12.45	$10.18
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.05)	0.01	0.02	0.03	0.01	0.07
Net realized and unrealized gain (loss)	0.80	2.26	4.00	0.61	(0.74)	2.28

Total from investment operations	0.75	2.27	4.02	0.64	(0.73)	2.35
Less distributions from:
Net investment income	—	(0.04)	(0.05)	(0.01)	— (b)	(0.08)

Total distributions	—	(0.04)	(0.05)	(0.01)	— (b)	(0.08)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$19.30	$18.55	$16.32	$12.35	$11.72	$12.45

Total Return (c)	4.04%	13.94%	32.59%	5.44%	–5.84%	23.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$29,478	$32,850	$33,668	$41,492	$52,048	$69,551
Ratios to average net assets (d):
Net expenses	1.35%	1.35%	1.35%	1.26%	1.19%	1.17%
Gross expenses	1.55%	1.57%	1.43%	1.26%	1.19%	1.17%
Net investment income (loss)	–0.47%	0.05%	0.16%	0.21%	0.11%	0.66%
Portfolio turnover rate	60%	95%	133%	102%	83%	75%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  75

LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$14.05	$15.97	$13.29	$11.82	$14.55	$11.80
Income (loss) from investment operations:
Net investment income (a)	0.01	0.03	0.01	0.05	0.01	0.09
Net realized and unrealized gain (loss)	0.87	1.74	4.70	1.77	(1.45)	2.70

Total from investment operations	0.88	1.77	4.71	1.82	(1.44)	2.79
Less distributions from:
Net investment income	—	(0.01)	(0.01)	(0.02)	—	(0.04)
Net realized gains	—	(3.68)	(2.02)	(0.33)	(1.29)	—

Total distributions	—	(3.69)	(2.03)	(0.35)	(1.29)	(0.04)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$14.93	$14.05	$15.97	$13.29	$11.82	$14.55

Total Return (c)	6.26%	11.39%	35.81%	15.45%	–9.83%	23.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$187,174	$157,742	$353,565	$289,855	$167,042	$238,901
Ratios to average net assets (d):
Net expenses	0.90%	0.86%	0.86%	0.88%	0.90%	1.00%
Gross expenses	0.90%	0.86%	0.86%	0.88%	0.90%	1.00%
Net investment income	0.09%	0.17%	0.06%	0.41%	0.08%	0.68%
Portfolio turnover rate	40%	91%	101%	92%	110%	114%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$13.38	$15.41	$12.92	$11.52	$14.26	$11.56
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)	(0.02)	(0.04)	— (b)	(0.03)	0.03
Net realized and unrealized gain (loss)	0.82	1.67	4.56	1.73	(1.42)	2.67

Total from investment operations	0.81	1.65	4.52	1.73	(1.45)	2.70
Less distributions from:
Net investment income	—	—	(0.01)	—	—	—
Net realized gains	—	(3.68)	(2.02)	(0.33)	(1.29)	—

Total distributions	—	(3.68)	(2.03)	(0.33)	(1.29)	—

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$14.19	$13.38	$15.41	$12.92	$11.52	$14.26

Total Return (c)	6.05%	11.01%	35.47%	14.97%	–10.09%	23.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$32,153	$15,851	$14,665	$15,984	$20,039	$21,620
Ratios to average net assets (d):
Net expenses	1.22%	1.20%	1.20%	1.21%	1.21%	1.34%
Gross expenses	1.22%	1.20%	1.20%	1.21%	1.21%	1.34%
Net investment income (loss)	–0.18%	–0.15%	–0.27%	0.01%	–0.23%	0.21%
Portfolio turnover rate	40%	91%	101%	92%	110%	114%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

76  Semi-Annual Report

LAZARD US SMALL CAP EQUITY GROWTH PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	Period Ended 12/31/14*

Institutional Shares
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.04)	—	(b)
Net realized and unrealized gain	1.30	—	(b)

Total from investment operations	1.26	—	(b)

Redemption fees	— (b)	—

Net asset value, end of period	$11.26	$10.00

Total Return (c)	12.60%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,930	$950
Ratios to average net assets (d):
Net expenses	1.10%	1.10%
Gross expenses	4.48%	346.85	%(e)
Net investment loss	–0.81%	–1.10%
Portfolio turnover rate	49%	0%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	Period Ended 12/31/14*

Open Shares
Net asset value, beginning of period	$10.00	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.06)	—	(b)
Net realized and unrealized gain	1.31	—	(b)

Total from investment operations	1.25	—	(b)

Redemption fees	— (b)	—

Net asset value, end of period	$11.25	$10.00

Total Return (c)	12.50%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,722	$50
Ratios to average net assets (d):
Net expenses	1.40%	1.40%
Gross expenses	4.65%	346.82	%(e)
Net investment loss	–1.11%	–1.40%
Portfolio turnover rate	49%	0%

*	The Portfolio commenced operations on December 31, 2014.
†	Unaudited.
(a)	Net investment loss has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  77

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$16.93	$17.85	$14.78	$12.49	$13.81	$13.14
Income (loss) from investment operations:
Net investment income (a)	0.24	0.26	0.23	0.25	0.27	0.21
Net realized and unrealized gain (loss)	1.11	(1.02)	2.85	2.56	(1.25)	0.82

Total from investment operations	1.35	(0.76)	3.08	2.81	(0.98)	1.03
Less distributions from:
Net investment income	—	(0.16)	(0.01)	(0.52)	(0.34)	(0.36)

Total distributions	—	(0.16)	(0.01)	(0.52)	(0.34)	(0.36)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$18.28	$16.93	$17.85	$14.78	$12.49	$13.81

Total Return (c)	7.97%	–4.29%	20.84%	22.70%	–7.17%	8.04%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$457,545	$378,488	$185,199	$109,088	$86,880	$127,485
Ratios to average net assets (d):
Net expenses	0.85%	0.90%	0.95%	1.02%	1.03%	0.98%
Gross expenses	0.85%	0.90%	0.95%	1.02%	1.03%	0.98%
Net investment income	2.68%	1.46%	1.42%	1.85%	1.99%	1.63%
Portfolio turnover rate	20%	36%	43%	48%	39%	53%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$17.07	$18.00	$14.94	$12.59	$13.91	$13.24
Income (loss) from investment operations:
Net investment income (a)	0.21	0.27	0.19	0.21	0.24	0.16
Net realized and unrealized gain (loss)	1.12	(1.09)	2.88	2.57	(1.26)	0.83

Total from investment operations	1.33	(0.82)	3.07	2.78	(1.02)	0.99
Less distributions from:
Net investment income	—	(0.11)	(0.01)	(0.43)	(0.30)	(0.32)

Total distributions	—	(0.11)	(0.01)	(0.43)	(0.30)	(0.32)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$18.40	$17.07	$18.00	$14.94	$12.59	$13.91

Total Return (c)	7.79%	–4.57%	20.55%	22.30%	–7.42%	7.65%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$62,536	$57,350	$42,370	$25,610	$18,699	$28,670
Ratios to average net assets (d):
Net expenses	1.13%	1.17%	1.23%	1.32%	1.33%	1.29%
Gross expenses	1.13%	1.17%	1.23%	1.32%	1.33%	1.29%
Net investment income	2.37%	1.49%	1.18%	1.49%	1.78%	1.25%
Portfolio turnover rate	20%	36%	43%	48%	39%	53%

The accompanying notes are an integral part of these financial statements.

78  Semi-Annual Report

Selected data for a share of capital stock outstanding throughout the period	For the Period 4/1/15* to 6/30/15†

Lazard International Equity Portfolio (concluded)

R6 Shares
Net asset value, beginning of period	$17.94
Income from investment operations:
Net investment income (a)	0.17
Net realized and unrealized gain	0.16

Total from investment operations	0.33

Net asset value, end of period	$18.27

Total Return (c)	1.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$49,439
Ratios to average net assets (d):
Net expenses	0.80%
Gross expenses	0.92%
Net investment income	3.65%
Portfolio turnover rate	20%

*	The inception date for R6 Shares was April 1, 2015.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  79

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$9.24	$9.76	$8.51	$7.18	$7.99	$7.70
Income (loss) from investment operations:
Net investment income (a)	0.11	0.15	0.12	0.12	0.13	0.14
Net realized and unrealized gain (loss)	0.30	(0.58)	1.15	1.43	(0.70)	0.49

Total from investment operations	0.41	(0.43)	1.27	1.55	(0.57)	0.63
Less distributions from:
Net investment income	—	(0.11)	(0.02)	(0.22)	(0.24)	(0.34)

Total distributions	—	(0.11)	(0.02)	(0.22)	(0.24)	(0.34)

Redemption fees	— (b)	0.02	— (b)	— (b)	— (b)	—

Net asset value, end of period	$9.65	$9.24	$9.76	$8.51	$7.18	$7.99

Total Return (c)	4.44%	–4.29%	14.93%	21.59%	–7.14%	8.49%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,474	$12,749	$19,212	$7,571	$4,519	$3,614
Ratios to average net assets (d):
Net expenses	1.08%	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	2.14%	2.10%	2.45%	4.17%	4.66%	5.08%
Net investment income	2.38%	1.54%	1.33%	1.55%	1.72%	1.80%
Portfolio turnover rate	15%	80%	36%	46%	55%	75%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$9.25	$9.79	$8.57	$7.20	$8.02	$7.72
Income (loss) from investment operations:
Net investment income (a)	0.10	0.11	0.10	0.12	0.11	0.12
Net realized and unrealized gain (loss)	0.30	(0.57)	1.14	1.42	(0.72)	0.49

Total from investment operations	0.40	(0.46)	1.24	1.54	(0.61)	0.61
Less distributions from:
Net investment income	—	(0.08)	(0.02)	(0.17)	(0.21)	(0.31)

Total distributions	—	(0.08)	(0.02)	(0.17)	(0.21)	(0.31)

Redemption fees	—	— (b)	—	— (b)	—	— (b)

Net asset value, end of period	$9.65	$9.25	$9.79	$8.57	$7.20	$8.02

Total Return (c)	4.32%	–4.76%	14.48%	21.23%	–7.41%	8.29%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,093	$3,048	$3,444	$2,888	$2,463	$3,056
Ratios to average net assets (d):
Net expenses	1.38%	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses	2.77%	2.70%	3.03%	4.77%	5.12%	5.31%
Net investment income	2.02%	1.11%	1.08%	1.55%	1.43%	1.56%
Portfolio turnover rate	15%	80%	36%	46%	55%	75%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

80  Semi-Annual Report

LAZARD INTERNATIONAL EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	For the Period 8/29/14* to 12/31/14

Institutional Shares
Net asset value, beginning of period	$9.53	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	(0.01)
Net realized and unrealized gain (loss)	0.11	(0.45)

Total from investment operations	0.21	(0.46)
Less distributions from:
Net investment income	—	(0.01)
Net realized gains	—	— (b)

Total distributions	—	(0.01)

Redemption fees	— (b)	—

Net asset value, end of period	$9.74	$9.53

Total Return (c)	2.20%	–4.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,577	$9,103
Ratios to average net assets (d):
Net expenses	1.08%	1.15%
Gross expenses	3.38%	7.40%
Net investment income (loss)	2.09%	–0.41%
Portfolio turnover rate	39%	45%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	For the Period 8/29/14* to 12/31/14

Open Shares
Net asset value, beginning of period	$9.53	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	(0.02)
Net realized and unrealized gain (loss)	0.17	(0.45)

Total from investment operations	0.20	(0.47)
Less Distributions from:
Net realized gains	—	— (b)

Total distributions	—	— (b)

Net asset value, end of period	$9.73	$9.53

Total Return (c)	2.10%	–4.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$91	$559
Ratios to average net assets (d):
Net expenses	1.40%	1.45%
Gross expenses	8.70%	12.39%
Net investment income (loss)	0.67%	–0.55%
Portfolio turnover rate	39%	45%

*	The Portfolio commenced operations on August 29, 2014.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  81

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$13.72	$14.46	$11.71	$9.46	$10.63	$9.41
Income (loss) from investment operations:
Net investment income (a)	0.16	0.19	0.14	0.15	0.16	0.13
Net realized and unrealized gain (loss)	0.69	(0.39)	2.79	2.21	(1.19)	1.22

Total from investment operations	0.85	(0.20)	2.93	2.36	(1.03)	1.35
Less distributions from:
Net investment income	—	(0.16)	(0.10)	(0.11)	(0.14)	(0.13)
Net realized gains	—	(0.38)	(0.08)	—	—	—

Total distributions	—	(0.54)	(0.18)	(0.11)	(0.14)	(0.13)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$14.57	$13.72	$14.46	$11.71	$9.46	$10.63

Total Return (c)	6.20%	–1.48%	25.02%	25.00%	–9.70%	14.43%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,705,146	$3,727,391	$2,354,068	$893,610	$435,411	$356,098
Ratios to average net assets (d):
Net expenses	0.81%	0.84%	0.86%	0.86%	0.88%	0.90%
Gross expenses	0.81%	0.84%	0.86%	0.86%	0.88%	0.90%
Net investment income	2.26%	1.28%	1.02%	1.45%	1.53%	1.30%
Portfolio turnover rate	17%	33%	42%	52%	53%	55%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$13.82	$14.57	$11.80	$9.53	$10.68	$9.43
Income (loss) from investment operations:
Net investment income (a)	0.14	0.16	0.10	0.09	0.13	0.09
Net realized and unrealized gain (loss)	0.71	(0.41)	2.82	2.26	(1.20)	1.24

Total from investment operations	0.85	(0.25)	2.92	2.35	(1.07)	1.33
Less distributions from:
Net investment income	—	(0.12)	(0.07)	(0.08)	(0.08)	(0.08)
Net realized gains	—	(0.38)	(0.08)	—	—	—

Total distributions	—	(0.50)	(0.15)	(0.08)	(0.08)	(0.08)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$14.67	$13.82	$14.57	$11.80	$9.53	$10.68

Total Return (c)	6.15%	–1.78%	24.73%	24.74%	–10.01%	14.09%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,836,363	$1,574,106	$868,730	$315,811	$63,280	$46,051
Ratios to average net assets (d):
Net expenses	1.07%	1.09%	1.10%	1.13%	1.16%	1.20%
Gross expenses	1.07%	1.09%	1.10%	1.13%	1.16%	1.20%
Net investment income	1.98%	1.06%	0.78%	0.87%	1.26%	0.89%
Portfolio turnover rate	17%	33%	42%	52%	53%	55%

The accompanying notes are an integral part of these financial statements.

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For the Period
Selected data for a share of capital stock outstanding throughout the period	1/19/15* to 6/30/15†

Lazard International Strategic Equity Portfolio (concluded)

R6 Shares
Net asset value, beginning of period	$13.70
Income from investment operations:
Net investment income (a)	0.16
Net realized and unrealized gain	0.70

Total from investment operations	0.86

Net asset value, end of period	$14.56

Total Return (c)	6.28%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1
Ratios to average net assets (d):
Net expenses	1.10%
Gross expenses	2,944.34%
Net investment income	2.40%
Portfolio turnover rate	17%

*	The inception date for R6 Shares was January 19, 2015.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

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LAZARD INTERNATIONAL EQUITY ADVANTAGE PORTFOLIO

For the Period
Selected data for a share of capital stock outstanding throughout the period	5/29/15* to 6/30/15†

Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	— (b)
Net realized and unrealized loss	(0.23)

Total from investment operations	(0.23)

Net asset value, end of period	$9.77

Total Return (c)	–2.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,859
Ratios to average net assets (d):
Net expenses	0.90%
Gross expenses	14.50%
Net investment income	0.31%
Portfolio turnover rate	13%

For the Period
Selected data for a share of capital stock outstanding throughout the period	5/29/15* to 6/30/15†

Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	— (b)
Net realized and unrealized loss	(0.23)

Total from investment operations	(0.23)

Net asset value, end of period	$9.77

Total Return (c)	–2.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$98
Ratios to average net assets (d):
Net expenses	1.20%
Gross expenses	31.65%
Net investment income	0.02%
Portfolio turnover rate	13%

*	The Portfolio commenced operations on May 29, 2015.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

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LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$10.01	$10.54	$8.12	$6.84	$8.12	$6.68
Income (loss) from investment operations:
Net investment income (a)	0.07	0.12	0.11	0.11	0.13	0.10
Net realized and unrealized gain (loss)	1.04	(0.40)	2.34	1.40	(1.27)	1.45

Total from investment operations	1.11	(0.28)	2.45	1.51	(1.14)	1.55
Less distributions from:
Net investment income	—	(0.25)	(0.03)	(0.23)	(0.14)	(0.11)

Total distributions	—	(0.25)	(0.03)	(0.23)	(0.14)	(0.11)

Redemption fees	— (b)	— (b)	—	— (b)	— (b)	— (b)

Net asset value, end of period	$11.12	$10.01	$10.54	$8.12	$6.84	$8.12

Total Return (c)	11.09%	–2.77%	30.20%	22.28%	–14.11%	23.55%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55,842	$46,329	$51,508	$45,360	$38,879	$47,134
Ratios to average net assets (d):
Net expenses	1.06%	1.13%	1.13%	1.13%	1.13%	1.13%
Gross expenses	1.06%	1.15%	1.19%	1.18%	1.17%	1.21%
Net investment income	1.34%	1.13%	1.15%	1.40%	1.65%	1.39%
Portfolio turnover rate	22%	48%	58%	48%	28%	41%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$10.03	$10.56	$8.17	$6.86	$8.14	$6.70
Income (loss) from investment operations:
Net investment income (a)	0.07	0.09	0.08	0.08	0.10	0.08
Net realized and unrealized gain (loss)	1.03	(0.40)	2.34	1.41	(1.26)	1.45

Total from investment operations	1.10	(0.31)	2.42	1.49	(1.16)	1.53
Less distributions from:
Net investment income	—	(0.22)	(0.03)	(0.18)	(0.12)	(0.09)

Total distributions	—	(0.22)	(0.03)	(0.18)	(0.12)	(0.09)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$11.13	$10.03	$10.56	$8.17	$6.86	$8.14

Total Return (c)	10.97%	–3.05%	29.65%	21.96%	–14.36%	23.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$51,279	$19,994	$19,639	$17,669	$17,744	$24,984
Ratios to average net assets (d):
Net expenses	1.33%	1.43%	1.43%	1.43%	1.43%	1.43%
Gross expenses	1.33%	1.44%	1.48%	1.48%	1.46%	1.49%
Net investment income	1.33%	0.85%	0.85%	1.08%	1.34%	1.09%
Portfolio turnover rate	22%	48%	58%	48%	28%	41%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD GLOBAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	Year Ended 12/31/14	Period Ended 12/31/13*

Institutional Shares
Net asset value, beginning of period	$10.32	$10.02	$10.00
Income from investment operations:
Net investment income (a)	0.05	0.07	—
Net realized and unrealized gain	0.19	0.29	0.02

Total from investment operations	0.24	0.36	0.02
Less distributions from:
Net investment income	—	(0.06)	—

Total distributions	—	(0.06)	—

Redemption fees	— (b)	— (b)	—

Net asset value, end of period	$10.56	$10.32	$10.02

Total Return (c)	2.33%	3.84%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,595	$12,266	$1,903
Ratios to average net assets (d):
Net expenses	1.10%	1.10%	0.00%
Gross expenses	2.31%	4.62%	91.25	%(e)
Net investment income	0.87%	0.64%	0.00%
Portfolio turnover rate	35%	64%	0%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/15†	Year Ended 12/31/14	Period Ended 12/31/13*

Open Shares
Net asset value, beginning of period	$10.32	$10.01	$10.00
Income from investment operations:
Net investment income (a)	0.03	0.04	—
Net realized and unrealized gain	0.20	0.30	0.01

Total from investment operations	0.23	0.34	0.01
Less distributions from:
Net investment income	—	(0.03)	—

Total distributions	—	(0.03)	—

Net asset value, end of period	$10.55	$10.32	$10.01

Total Return (c)	2.23%	3.54%	0.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$290	$201	$100
Ratios to average net assets (d):
Net expenses	1.40%	1.40%	0.00%
Gross expenses	9.06%	13.34%	91.25	%(e)
Net investment income	0.53%	0.35%	0.00%
Portfolio turnover rate	35%	64%	0%

*	The Portfolio commenced operations on December 31, 2013.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manage, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2013.

The accompanying notes are an integral part of these financial statements.

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LAZARD GLOBAL STRATEGIC EQUITY PORTFOLIO

	Six Months	For the Period
Selected data for a share of capital stock outstanding throughout each period	Ended 6/30/15†	8/29/14* to 12/31/14

Institutional Shares
Net asset value, beginning of period	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	— (b)
Net realized and unrealized loss	(0.09)	(0.04)

Total from investment operations	(0.02)	(0.04)
Less distributions from:
Net investment income	—	(0.02)
Return of capital	—	— (b)

Total distributions	—	(0.02)

Net asset value, end of period	$9.92	$9.94

Total Return (c)	–0.20%	–0.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,381	$7,112
Ratios to average net assets (d):
Net expenses	1.10%	1.10%
Gross expenses	3.98%	7.11%
Net investment income (loss)	1.33%	–0.08%
Portfolio turnover rate	34%	24%

	Six Months	For the Period
Selected data for a share of capital stock outstanding throughout each period	Ended 6/30/15†	8/29/14* to 12/31/14

Open Shares
Net asset value, beginning of period	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	(0.01)
Net realized and unrealized loss	(0.09)	(0.04)

Total from investment operations	(0.04)	(0.05)
Less distributions from:
Net investment income	—	(0.01)
Return of capital	—	— (b)

Total distributions	—	(0.01)

Net asset value, end of period	$9.90	$9.94

Total Return (c)	–0.40%	–0.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$140	$135
Ratios to average net assets (d):
Net expenses	1.40%	1.40%
Gross expenses	17.20%	24.52%
Net investment income (loss)	0.90%	–0.32%
Portfolio turnover rate	34%	24%

*	The Portfolio commenced operations on August 29, 2014.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD MANAGED EQUITY VOLATILITY PORTFOLIO

For the Period
Selected data for a share of capital stock outstanding throughout the period	5/29/15* to 6/30/15†

Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.02
Net realized and unrealized loss	(0.17)

Total from investment operations	(0.15)

Net asset value, end of period	$9.85

Total Return (b)	–1.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,164
Ratios to average net assets (c):
Net expenses	0.75%
Gross expenses	14.28%
Net investment income	1.83%
Portfolio turnover rate	16%

For the Period
Selected data for a share of capital stock outstanding throughout the period	5/29/15* to 6/30/15†

Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.01
Net realized and unrealized loss	(0.16)

Total from investment operations	(0.15)

Net asset value, end of period	$9.85

Total Return (b)	–1.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$105
Ratios to average net assets (c):
Net expenses	1.05%
Gross expenses	30.72%
Net investment income	1.52%
Portfolio turnover rate	16%

*	The Portfolio commenced operations on May 29, 2015.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements June 30, 2015 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio, Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Master Alternatives Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of June 30, 2015. This report includes only the financial statements of US Equity Concentrated, US Strategic Equity, US Mid Cap Equity, US Small-Mid Cap Equity, US Small Cap Equity Growth, International Equity, International Equity Select, International Equity Concentrated, International Strategic Equity, International Equity Advantage, International Small Cap Equity, Global Equity Select, Global Strategic Equity and Managed Equity Volatility Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Share class. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2015, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trad-

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ing on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Investments in money market funds are valued at the fund’s NAV. Repurchase agreements are valued at the principal amounts plus accrued interest.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market.

Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements under the terms of a Master Repurchase Agreement, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. Upon an event of default under the Master Repurchase Agreement, if the seller defaults, the affected Portfolio may retain the collateral in lieu of repayment. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the affected Portfolio may be delayed or limited.

At June 30, 2015, the US Small-Mid Cap Equity and International Equity Portfolios had investments in repurchase agreements with a value of $838,000 and $22,822,000, respectively, as shown on the Portfolios of Investments. The value of the related collateral exceeded the value of the repurchase agreements at period end.

(d) Foreign Currency Translation—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities

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denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryfor-wards may expire unused.

At December 31, 2014, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016	Expiring 2017

US Mid Cap Equity	$—	$40,134,489
International Equity	—	10,129,297
International Equity Select	—	38,626
International Small Cap Equity	8,509,165	50,821,243

Portfolio	Amount	Expiring Year

International Equity	$5,103,235	2018
International Equity Select	1,173,332	2018
International Small Cap Equity	4,306,477	2018
Global Equity Select	16,557	N/A*
Global Strategic Equity	14,861	N/A*	*

*	Non-Expiring; Long-Term
**	Non-Expiring; Short-Term

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2014, the following Portfolios elected to defer such losses as follows:

	Post October	Late Year
	Capital Loss	Ordinary Loss
Portfolio	Deferral	Deferral

US Equity Concentrated	$(248,652)	$—
US Mid Cap Equity	(1,202,845)	—
International Equity	(1,708,827)	—
International Equity Select	(66,373)	—
International Equity Concentrated	(135,093)	—
International Strategic Equity	(18,010,059)	(889,975)
Global Equity Select	—	(2,560)

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Portfolios’ 2014 tax returns.

(f) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains

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from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, redemptions in-kind, certain redemptions treated as distributions, passive foreign investment companies and distributions from real estate investment trusts and partnerships. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(g) Offering Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio.

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Equity Concentrated	0.70%
US Strategic Equity	0.70
US Mid Cap Equity	0.75
US Small-Mid Cap Equity	0.75
US Small Cap Equity Growth	0.90
International Equity	0.75
International Equity Select (a)	0.75
International Equity Concentrated	0.90
International Strategic Equity	0.75
International Equity Advantage	0.65
International Small Cap Equity	0.75
Global Equity Select	0.85
Global Strategic Equity	0.85
Managed Equity Volatility	0.60

(a)	From January 1, 2015 to February 28, 2015, percentage was 0.85%.

The Investment Manager has voluntarily agreed, through May 1 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

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Portfolio	Institutional Shares	Open Shares	R6 Shares	Year

US Equity Concentrated	0.95%	1.25%	N/A	2016	(a)
US Strategic Equity	0.75	1.05	0.70%	2016
US Mid Cap Equity	1.05	1.35	N/A	2016
US Small-Mid Cap Equity	1.15	1.45	N/A	2016
US Small Cap Equity Growth	1.10	1.40	N/A	2016	(b)
International Equity	0.85	1.15	0.80	2016	(c)
International Equity Select	1.05	1.35	N/A	2016	(d)
International Equity Concentrated	1.05	1.35	N/A	2016	(e)
International Strategic Equity	1.15	1.45	1.10	2016
International Equity Advantage	0.90	1.20	N/A	2017	(f)
International Small Cap Equity	1.13	1.43	N/A	2016
Global Equity Select	1.10	1.40	N/A	2016
Global Strategic Equity	1.10	1.40	N/A	2016	(g)
Managed Equity Volatility	0.75	1.05	N/A	2017	(f)

(a)	Agreement extends, for May 2, 2016 through May 1, 2025, at levels of 1.10% and 1.40%, respectively.
(b)	Agreement is through December 31, 2016.
(c)	From January 1, 2015 to February 28, 2015, percentages were 1.05% and 1.35% for the Institutional Shares and Open Shares, respectively.
(d)	From January 1, 2015 to February 28, 2015, percentages were 1.15% and 1.45%, respectively. Agreement extends, for May 2, 2016 through May 1, 2025, at levels of 1.15% and 1.45%, respectively.
(e)	From January 1, 2015 to February 28, 2015, percentages were 1.15% and 1.45%, respectively. Agreement is through August 29, 2016.
(f)	Agreement is through May 29, 2017.
(g)	Agreement is through August 29, 2016.

During the period ended June 30, 2015, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Strategic Equity	$81,313	$—	$9,686	$—
US Mid Cap Equity	15,492	—	30,694	—
US Small Cap Equity Growth	22,358	49,878	15,210	29,791
International Equity Select	61,732	22,326	12,522	9,636
International Equity Concentrated	50,799	67,624	1,538	8,638
	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

International Equity Advantage	$1,016	$17,731	$53	$1,351
Global Equity Select	62,976	17,195	976	7,677
Global Strategic Equity	38,268	79,486	555	7,589
Managed Equity Volatility	948	17,928	51	1,386

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

US Strategic Equity	$19,474	$ —
International Equity	8,789	—
International Strategic Equity	3	7,735

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2015, State Street waived its fees as follows:

Portfolio	Amount

US Small Cap Equity Growth	$9,375
International Equity Concentrated	9,375
International Equity Advantage	1,563
Global Equity Select	9,375
Global Strategic Equity	9,375
Managed Equity Volatility	1,563

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of

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0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations. During the period ended June 30, 2015, BFDS waived its fees as follows:

Portfolio	Amount

US Small Cap Equity Growth	$12,191
International Equity	3,062
International Equity Concentrated	4,062
International Strategic Equity	6,132
International Equity Advantage	2,042
Global Strategic Equity	4,069
Managed Equity Volatility	2,042

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager (the “1099 Fund”): (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The

Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2015 were as follows:

Portfolio	Purchases	Sales

US Equity Concentrated	$378,345,318	$123,312,995
US Strategic Equity	35,868,728	40,479,025
US Mid Cap Equity	21,013,865	27,681,652
US Small-Mid Cap Equity	115,051,738	74,759,104
US Small Cap Equity Growth	12,070,576	3,576,458
International Equity	187,559,166	93,869,152
International Equity Select	7,647,916	2,735,709
International Equity Concentrated	10,454,442	4,508,364
International Strategic Equity	1,899,120,530	964,089,986
International Equity Advantage	2,097,198	124,275
International Small Cap Equity	46,222,445	17,608,503
Global Equity Select	10,436,378	5,126,351
Global Strategic Equity	5,306,782	2,924,649
Managed Equity Volatility	2,143,065	156,749

For the period ended June 30, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable: from January 1, 2015 to June 28, 2015, at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, and from June 29, 2015 to June 30, 2015, at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee from January 1, 2015 to June 28, 2015 and 0.20% per annum from June 29, 2015 to June 30, 2015 on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05%

94  Semi-Annual Report

of the committed line amount. During the period ended June 30, 2015, the Portfolios had borrowings under the Agreement as follows:

			Weighted	Number of
	Average	Maximum	Average	Days
	Daily Loan	Daily Loan	Interest	Borrowings
Portfolio	Balance*	Outstanding	Rate	were Outstanding

Global Equity Select	$250,000	$250,000	1.13%	1

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2015 is categorized as Level 2 (see Note 9).

7. Non-US Securities Risk

Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

Semi-Annual Report  95

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2015:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2015

US Equity Concentrated Portfolio
Common Stocks*	$547,371,345	$—	$—	$547,371,345
Short-Term Investment	48,645,959	—	—	48,645,959
Total	$596,017,304	$—	$—	$596,017,304

US Strategic Equity Portfolio
Common Stocks*	$132,557,873	$—	$—	$132,557,873
Short-Term Investment	5,563,023	—	—	5,563,023
Total	$138,120,896	$—	$—	$138,120,896

US Mid Cap Equity Portfolio
Common Stocks*	$33,545,894	$—	$—	$33,545,894
Short-Term Investment	2,096,396	—	—	2,096,396
Total	$35,642,290	$—	$—	$35,642,290

US Small-Mid Cap Equity Portfolio
Common Stocks*	$216,564,194	$—	$—	$216,564,194
Repurchase Agreement	—	838,000	—	838,000
Total	$216,564,194	$838,000	$—	$217,402,194

US Small Cap Equity Growth Portfolio
Common Stocks*	$10,598,677	$—	$—	$10,598,677
Short-Term Investment	970,439	—	—	970,439
Total	$11,569,116	$—	$—	$11,569,116

International Equity Portfolio
Common Stocks*	$543,011,086	$—	$—	$543,011,086
Repurchase Agreement	—	22,822,000	—	22,822,000
Total	$543,011,086	$22,822,000	$—	$565,833,086

International Equity Select Portfolio
Common Stocks*	$20,313,167	$—	$—	$20,313,167
Short-Term Investment	996,675	—	—	996,675
Total	$21,309,842	$—	$—	$21,309,842

International Equity Concentrated Portfolio
Common Stocks*	$15,146,034	$—	$—	$15,146,034
Short-Term Investment	505,763	—	—	505,763
Total	$15,651,797	$—	$—	$15,651,797

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Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2015

International Strategic Equity Portfolio
Common Stocks*	$6,280,719,608	$—	$—	$6,280,719,608
Short-Term Investment	238,886,559	—	—	238,886,559
Total	$6,519,606,167	$—	$—	$6,519,606,167

International Equity Advantage Portfolio
Common Stocks*	$1,926,706	$—	$—	$1,926,706
Short-Term Investment	36,704	—	—	36,704
Total	$1,963,410	$—	$—	$1,963,410

International Small Cap Equity Portfolio
Common Stocks*	$100,709,159	$—	$—	$100,709,159
Preferred Stock*	631,885	—	—	631,885
Short-Term Investment	8,997,066	—	—	8,997,066
Total	$110,338,110	$—	$—	$110,338,110

Global Equity Select Portfolio
Common Stocks*	$17,400,491	$—	$—	$17,400,491
Short-Term Investment	429,221	—	—	429,221
Total	$17,829,712	$—	$—	$17,829,712

Global Strategic Equity Portfolio
Common Stocks*	$9,231,332	$—	$—	$9,231,332
Short-Term Investment	300,134	—	—	300,134
Total	$9,531,466	$—	$—	$9,531,466

Global Managed Volatility Portfolio
Common Stocks*	$1,950,367	$—	$—	$1,950,367
Short-Term Investment	193,292	—	—	193,292
Total	$2,143,659	$—	$—	$2,143,659

*	Please refer to Portfolios of Investments (page 28 through 54) and Notes to Portfolios of Investments (page 56 through 57) for portfolio holdings by country and industry.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the International Equity, International Equity Select, International Equity Concentrated, International Strategic Equity, International Equity Advantage, International Small Cap Equity, Global Equity Select, Global Strategic Equity and Managed Equity Volatility Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

At June 30, 2015, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

International Equity	$335,937,594
International Equity Select	12,057,550
International Equity Concentrated	4,869,742
International Strategic Equity	4,378,314,004
International Small Cap Equity	48,708,054
Global Equity Select	2,949,585
Global Strategic Equity	2,928,930

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There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2015.

For further information regarding security characteristics see Portfolios of Investments.

10. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

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The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):
Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)
Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)
Kenneth S. Davidson (70)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)
Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)
Nancy A. Eckl (52)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)
Trevor W. Morrison (44)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Office of Counsel to the President, The White House, Associate Counsel to the President (2009)
Richard Reiss, Jr. (71)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)
Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Semi-Annual Report   99

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):
Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)
Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2015, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of the 1099 Fund.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Nathan A. Paul (42)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager
Stephen St. Clair (56)	Treasurer (May 2003)	Vice President of the Investment Manager
Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)
Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)
Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager
Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

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The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

Lazard International Equity Advantage Portfolio and Lazard Managed Equity Volatility Portfolio

At a meeting of the Board held on April 29, 2015 the Board considered the approval of the Management Agreement between the Fund, on behalf of Lazard International Equity Advantage Portfolio and Lazard Managed Equity Volatility Portfolio (the “New Portfolios”), and the Investment Manager (the “New Portfolio Management Agreements”). The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

The Board previously had received and discussed information addressing, among other matters, the nature, extent and quality of services provided to the Fund by the Investment Manager, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 39 active funds comprised approximately $28 billion (as of March 31, 2015) of the approximately $180 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2015); the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels; and the Investment Manager’s personnel, resources, financial condition and experience. The Board received a presentation on the New Portfolios from members of the New Portfolios’ proposed portfolio management team, including the strategies to be employed for the New Portfolios and the New Portfolios’ portfolio management team, including professional biographies.

The Directors considered the various services to be provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the New Portfolios were expected to benefit from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure would be greater than those typically provided to a $28 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee and expense ratio information prepared by Strategic Insight, an independent provider of investment company data.

Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fees and anticipated expense ratios for the New Portfolios and the comparisons provided by Strategic Insight, which compared the management fee and expense ratios for each New

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Portfolio to its respective groups1 of comparison funds (“Groups”), and the Directors noted the methodology and assumptions used by Strategic Insight, including that the management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The proposed contractual management fees and estimated expense ratios for the New Portfolios were below the medians for the Groups. The Board also considered the fees paid by the Investment Manager’s client accounts with investment objectives, policies and strategies similar to those of the New Portfolios.

Performance. The Directors considered the performance of accounts managed by the portfolio managers with investment objectives, policies and strategies similar to those contemplated for the New Portfolios compared to relevant indexes.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted that because the New Portfolios are newly formed, have not commenced operations and the eventual aggregate amount of the New Portfolios’ assets was uncertain, specific information concerning the cost of services to be provided to the New Portfolios and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolios and economies of scale would be subject to a number of assumptions and would be speculative and not meaningful. The Investment Manager’s representatives stated that they did not expect the Investment Manager to realize any current profits on the New Portfolios initially, noting the Investment Manager’s agreement to waive its fees and/or reimburse each New Portfolio for at least two years following the New Portfolio’s commencement of operations to maintain the expense ratios reflected in the Strategic Insight materials. The Board determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the New Portfolio Management Agreements. The Investment Manager’s representatives noted that neither the Investment Manager nor its affiliates were expected to receive any significant indi-

rect benefits from the Investment Manager acting as investment adviser to the New Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage and soft dollar practices. The representatives of the Investment Manager stated that the Investment Manager intends to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the New Portfolios would not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the New Portfolios’ Open Shares.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of the New Portfolio Management Agreements. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations with regard to the New Portfolio Management Agreements:

•	The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services and infrastructure (as discussed above) associated with an approximately $180 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.

•	The Board concluded that the New Portfolios’ fees to be paid to the Investment Manager were reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the New Portfolios increase. The Board determined it would seek to have the Investment Manager share any material economies of scale with the New Portfolios.

1	The New Portfolios have two comparison groups, corresponding to Open and Institutional Shares.

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The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined to approve the New Portfolio Management Agreements.

All Portfolios except Lazard Global Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Equity Concentrated Portfolio, Lazard Managed Equity Volatility Portfolio and Lazard US Small Cap Equity Growth Portfolio

At a meeting of the Board held on June 8-9, 2015, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 39 active funds comprised approximately $30 billion (as of April 30, 2015) of the approximately $180 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2015). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $30 billion fund complex not managed by a large, global firm such as the Investment Manager.

The Investment Manager representatives noted that the Investment Manager had historically provided certain administrative, operational and compliance assistance services in connection with the operation of the Fund, but that such services had been in addition to the investment advisory and other services that were contractually required by the Management Agreement currently in place. The Investment Manager representatives explained that the Management Agreement, on behalf of each Portfolio for which the Management Agreement is being considered, was proposed to be revised in order to include such services. The Investment Manager representatives reviewed the proposed revisions with the Directors and confirmed that no changes were proposed to the nature, extent or quality of services provided or to the Management Agreement’s terms related to investment advisory services.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2015) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight, including that management fee comparisons for the Portfolios and

Semi-Annual Report   103

the rankings used therein include administrative fees (which, for the Portfolios, include a fixed dollar fee paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The Directors acknowledged that, for smaller Portfolios, the fixed dollar administrative fee may have a more significant impact on the contractual management fee.

In reviewing Strategic Insight’s analysis (which was for the Institutional Shares and Open Shares classes of all Portfolios), it was noted that, for at least one share class of each Portfolio, contractual management fees were at or below the median of the relevant Group, except for the International Equity Select Portfolio (in the fourth quartile of the Group for each share class) and Global Equity Select Portfolio (highest in the Group for both share classes). The Directors noted, however, that the actual management fee for each of these Portfolios was in the first quartile for both share classes and, for Global Equity Select, was the lowest in the Group for both share classes. The Directors also were reminded that the Management Agreement had been amended during the year to lower the management fee payable by the by the International Equity Select Portfolio from an annual rate of .85% to .75% of the value of the Portfolio’s average daily assets.

It also was noted that, for both share classes of the Portfolios, expense ratios were below or at the medians of those of the funds in the relevant Group, except for the International Equity Select Portfolio and US Mid Cap Equity Portfolio, for which the expense ratios were slightly above the medians of those of the funds in the relevant Group. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds,

“Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over measurement periods up to ten years through March 31, 2015. Although year-to-date performance was provided by Strategic Insight the Directors did not consider three-month performance to be relevant to their considerations and focused on longer-term performance.

The Directors noted that both share classes of the Global Equity Select, International Equity, International Strategic Equity and US Equity Concentrated Portfolios were above the average of the performance Group and Category for all periods and the International Small Cap Equity, US Small-Mid Cap Equity, and US Strategic Equity Portfolios were above the average of the performance Group and/or Category for most periods; for the US Mid Cap Equity Portfolio, performance was generally below average, except that performance was above average in the one-year period (the Portfolio had implemented changes to its investment strategy as of December 31, 2014); and the performance of the International Equity Select Portfolio was generally below average.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning

104    Semi-Annual Report

profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2014 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $180 billion global asset management business.

•	The Board was generally satisfied with the overall performance of most of the Portfolios, either because relative performance in the Group and/or Category was satisfactory or performance was otherwise consistent with the investment approach employed for a Portfolio. For certain Portfolios that were not performing in accordance with expectations, the Board would continue to monitor performance.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement.

Semi-Annual Report   105

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte &Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS020

Lazard Funds Semi-Annual Report

June 30, 2015

Fixed Income Funds

Lazard US Corporate Income Portfolio

Lazard US Short Duration Fixed Income Portfolio

Lazard Global Fixed Income Portfolio

Privacy Notice Regarding Customer Financial Information	Rev. 8/2015

FACTS	What does Lazard do with your personal information?

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Other important information

Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

7	Performance Overviews

10	Information About Your Portfolio’s Expenses

12	Portfolio Holdings Presented by Credit Rating

13	Portfolios of Investments

13	Lazard US Corporate Income Portfolio

18	Lazard US Short Duration Fixed Income Portfolio

20	Lazard Global Fixed Income Portfolio

26	Notes to Portfolios of Investments

28	Statements of Assets and Liabilities

29	Statements of Operations

30	Statements of Changes in Net Assets

32	Financial Highlights

35	Notes to Financial Statements

45	Board of Directors and Officers Information

47	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

During the first half of 2015, global equity markets were supported by monetary easing measures in many countries and the stabilization of oil prices. In Europe, equities performed well as the European Central Bank’s quantitative easing program appeared to forestall deflation. Japanese equities continued their impressive streak as Abenomics reforms began to pay dividends. US equity markets rose as corporate earnings generally exceeded expectations. Despite concerns about the possibility of higher US short-term interest rates, heightened volatility in the Chinese stock market, and a potential debt default by Greece, emerging markets performed in line with developed markets.

Globally, fixed-income markets staged impressive rallies during the first quarter of 2015 amid weak growth in the United States due to another harsh winter and continued downward pressure on inflation worldwide. However, the action-packed second quarter, particularly in Greece, created some volatility in global bonds. Meanwhile, there was significant divergence between the winners and losers in emerging markets debt. From a global bond standpoint, fundamental challenges in Turkey, Brazil, and South Africa are likely to persist while some eastern European countries, including Hungary, the Czech Republic, and Poland, are benefiting from monetary stimulus, structural reforms, and economic and business ties to Germany. Currency markets were volatile during the period as investors either reassessed or rebalanced their overweight positions to the US dollar. Notably, central banks cut rates in more than thirty countries.

At Lazard Asset Management LLC, we remain focused on active management and are committed to you, our valued shareholders, and we continue to focus our strengths in pursuing the Portfolios’ investment objectives. As always, we appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

US Corporate Income

For the first half of 2015, the US high yield market produced attractive returns when compared to its other fixed-income counterparts. Although most fixed-income sector returns were positive for the first quarter of this year, a rise in rates across the Treasury curve resulted in mostly negative returns during the second quarter. The high yield sector, which proved somewhat resilient during the second quarter, produced modestly positive returns over the first half of the year despite failing to earn its coupon. For the six month period ended June 30, 2015, the BofA Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index (the “Cash Pay Index”) returned 2.7%, significantly outperforming the Barclays US Aggregate Bond® Index that returned -0.1%, and the investment-grade corporate sector that returned approximately -0.5%. Equities also underperformed, with the S&P 500® Index returning 1.2%.

High yield market spreads were about even, widening slightly by one basis point (bps) during the first half of the year to 493 bps over treasuries. The BB sector widened 9 bps to 341 bps and the CCC sector widened materially by 70 bps to 1,005 bps. At 504 bps, the B sector narrowed by 29 bps and was the only rating sector to do so. Intermediate Treasury yields (five to seven year) increased slightly, ending at 1.87% on June 30, 2015. For the first half of 2015, high-yield mutual fund market flows were positive, and totaled about $4.1 billion. This compares to an inflow of $5 billion in 2014’s first half. New high yield bond issuance in the US market was $191 billion for the first half versus $210 billion in 2014’s first half. The domestic high yield market capitalization is now approximately $1.37 trillion, an all-time high. The Standard & Poor’s US speculative-grade trailing 12-month issuer default rate was 2.1% as of June 30, 2015, up from 1.5% in December 2014.

US Short Duration Fixed Income

With the first half of 2015 coming to a close, speculation about the timing of the US Federal Reserve’s first interest rate hike saturated headlines once again. This attention was particularly acute given the coordinated and unprecedented easing from central banks globally, including the European Central Bank (ECB), Bank of Japan, and People’s Bank of China, among others. As the Fed’s first rate rise would separate the United States from the rest of the pack, investors are wondering what the new policy regime will look like and how the market will adjust. Most prominently, investors are concerned that prior interest rate debacles may repeat themselves and are quick to draw comparisons, particularly to the 1994 interest rate hike.

While many investors currently fear that the eventual Fed rate hike could cause another market debacle, we are not in that camp. In our view, healthier market underpinnings and an economy that is gradually improving (but still on the mend) set a favorable backdrop for a more benign reaction than many fear. That said, were such an event to occur, we believe it would materially differentiate fixed-income managers that employ prudent security selection.

As volatility mounts amid shifting US interest-rate environment, in our view, increased volatility will lead to increased opportunity. Current market conditions are dominated by financial repression from an overly accommodative Fed. This repression has established complacency in the market as conditions are stagnant. A breakdown of this paradigm as the Fed begins to tighten policy could provide meaningful opportunities for bottom-up security selection in the current market. In keeping with our investment philosophy, the US Fixed-Income team analyzes each position to ensure it fundamentally stands on its own. Currently, the team continues to focus investments on specific, well-researched securities that we believe will outperform regardless of the labels assigned by the market. The outcome of this discipline is an unconventional exposure to sectors as specific securities drive the investment process, not market labels and the related historical expectations that surrounded them.

Global Fixed Income

Many bond markets around the world staged impressive rallies during the first quarter of 2015 given weak growth in the northern hemisphere that was attributed to a harsh winter and continued downward pressure on inflation worldwide. Notably, official rate cuts were initiated in over thirty countries, ranging from Pakistan to Denmark to Peru. Highly charged political

Semi-Annual Report  3

and economic factors also drove financial markets, as all eyes were focused on the stand-off between the ECB and Greece, geopolitical developments in Russia and the Middle East, and fluctuating oil prices. Adding to that list was the ECB quantitative easing program, which was announced on January 22 and which further drove down yields for euro zone bonds.

Interest rates began to thaw in April along with the weather in the northern hemisphere, and yield curves in many countries exhibited a steepening bias which continued throughout the second quarter. Slightly disappointing US economic data early in the second quarter, which was weather-induced, gave way to stronger employment figures, housing prices, and manufacturing and consumer confidence data later in the period, increasing the odds that the Fed will begin lifting rates in September. Inflationary concerns began to surface as evidenced by stronger gains in the Employment Cost Index, which rose at a 2.8% annualized pace. Base effects and slightly higher energy prices may also boost inflation in the United States, Europe, and other parts of the world, which justified the steepening of yield curves in the second quarter. However, we do not currently expect inflation to increase aggressively but rather tick higher from low levels over the past year.

After a choppy six months, the US 10-year Treasury note ended the second quarter with a yield of 2.35% (having begun the year only modestly lower at 2.18%). Euro zone bonds proved to no longer be a “one-way street” supported by the ECB’s bond repurchases, as in late April investors began to back away from many bonds in the region which had very low or negative yields. The yield on the 10-year German bund reached an all-time low of 0.07% on April 20, moved close to 1.00% by mid-June, and closed the second quarter at 0.76%.

Credit sector performance was mixed at the start of the year, with spreads widening for certain lower quality country- and company-specific issues tied to energy and commodity production. This spread widening reversed for most of the second quarter, with riskier parts of the market generally outperform-

ing higher quality bonds. In June, however, position adjustments and risk aversion related to Greece caused credit spreads to widen by varying amounts depending on the sector and security. Nevertheless, the “carry” that credit provides created a buffer for the recent rates volatility, which fueled its continued outperformance versus government bonds.

Currency markets were volatile during the second quarter, as investors appeared to either reassess or rebalance their overweight positions to the US dollar from earlier in the year. Overstretched technical factors, oil price stabilization, and a slightly more dovish US Federal Reserve early in the second quarter were catalysts for some reversion to the mean that resulted in a weaker dollar. Counterintuitively, the euro strengthened 3.9% against the US dollar during this time (partially reversing its first-quarter weakness), despite investor angst over Greece’s debt negotiations. Several other currencies strengthened between 2% and 6% against the dollar while a few others—mostly emerging markets currencies—weakened between 1% and 3%. We believe recent currency movements provide a healthy market rebalancing, and technical factors are now more neutral. Looking ahead, the timing and sequence of interest rate moves combined with economic growth differentials should drive currency valuations. Even though inflection points in interest rate and economic cycles can result in choppy trading patterns, we are focused on opportunistic as well as defensive positioning in order to pursue returns while also managing risk.

The action-packed second quarter has created more uncertainty for investors. Greece’s debt situation took a turn for the worse as it reneged on its debt payment due to the International Monetary Fund (IMF) on June 30 and called a referendum for July 5. Capital controls are newly in place and ATMs are for the most part out of cash, contributing to the local economy’s implosion. Greece requires massive debt relief and its financing needs for the year ahead total almost €30 million, according to IMF estimates. Countries such as Spain and Ireland have been improving in terms of economic performance and outlook in contrast to the deterioration in Greece thus far this year.

4  Semi-Annual Report

Stepping away from Greece, there has been significant progress on finalizing the Trans-Pacific Partnership (TPP), a path-breaking free trade agreement between the United States and twelve Pacific Rim countries that represent nearly 40% of global GDP. A deal could be struck by the end of the year, although many hurdles remain. The big winners in this trade pact are Vietnam, Malaysia, and Japan. TPP’s success is also likely to spur other trade deals, including an Asia-wide free trade agreement.

Emerging markets divergence between the winners and losers is widening. Fundamental challenges in Turkey, Brazil, and South Africa appear likely to persist. Turkey’s June election and concerns over its balance of payments could partially explain the pressure on the lira, which was one of the worst-performing currencies in the first half—it traded off by 13% against the dollar. Brazil’s growth contracted in the first quarter, and inflation pressures have been exacerbated by the weak real, which lost almost 15% versus the dollar in the first half. On a positive note, some eastern European countries, including Hungary, the Czech Republic, and Poland, are benefiting from monetary stimulus, structural reforms, and economic and business ties to Germany. We are also pleased with the economic dynamics in countries such as Chile and the Philippines, and maintain modest positions in both countries. In China, at this time, we favor offshore renminbi bonds issued by foreign corporations and supranationals, but are not very keen on onshore credits.

With the Greek crisis underway and geopolitical risks and other idiosyncratic events continuously unfolding, bond investments are important in “flight to quality” situations as they play an important part in asset allocation, providing balance and potentially helping to counteract price movements from other, riskier, areas in a portfolio.

Lazard US Corporate Income Portfolio

For the six months ended June 30, 2015, the Lazard US Corporate Income Portfolio’s Institutional Shares posted a total return of 2.49%, while Open Shares posted a total return of 2.34%, as compared with the 2.74% return for the Cash Pay Index.

The Portfolio modestly underperformed the Cash Pay Index over the first six months of 2015 due to its underweight position in both B rated securities and the energy sector. The energy sector, which at 14% represents the largest industry concentration of the index, returned 5.4% while the B rated sector returned 3.2%. Performance was helped by an underweight position in the basic industry and telecommunications sectors and an overweight position in the leisure sector. To a lesser extent, overweight positions in the technology & electronics and an underweight position in the automotive sector also aided performance. As mentioned above, performance was hurt by an underweight exposure to the energy sector. The healthcare sector was also underweight, which dampened performance. To a lesser extent, overweight positions in the services and consumer goods sectors as well as an underweight position in the utility sector detracted from performance. Throughout the market volatility of the past several years, we have maintained our credit discipline. As of June 30, 2015, approximately 73% of the holdings by market value were rated BB- or better by Standard & Poor’s and 87% were rated B+ or better. The Portfolio’s effective duration is approximately 4.3 years as compared to the Cash Pay Index duration of 4.7 years. The Portfolio is shorter in maturity by design to protect against rising interest rates.

Lazard US Short Duration Fixed Income Portfolio

For the six months ended June 30, 2015, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of 0.28%, while Open Shares posted a total return of 0.03%, as compared with the 0.67% for the BofA Merrill Lynch 1-3 Year US Treasury® Index.

The Portfolio lagged the BofA Merrill Lynch 1-3 Year Treasury Index for the period. Performance was helped by the outperformance of US financials and US consumer asset-backed securities. In contrast, 2-3 year US Treasury outperformance detracted from returns for the period, and was the main driver of the Portfolio’s underperformance.

Currently, our duration positioning is shorter based on valuations. We believe that accommodative Fed policy warrants continued bias toward curve steepening. We

Semi-Annual Report  5

are currently overweight US municipals and US corporates, and are significantly underweight in US Treasury and Agency debt. We continue to find opportunities to capture excess yield premiums relative to convexity in the pricing of specific mortgage-backed securities and municipal securities.

Lazard Global Fixed Income Portfolio

For the six months ended June 30, 2015, the Lazard Global Fixed Income Portfolio’s Institutional Shares posted a total return of -2.63%, while Open Shares posted a total return of -2.67%, as compared with the -3.08% return for the Barclays Capital Global Aggregate Bond® Index.

The Portfolio’s performance was helped by country allocations, namely through overweight exposures to

Canada, Mexico, Australia, and New Zealand. The Portfolio’s defensive duration and yield curve positioning in the United States and the euro zone added value, notably through a combination of underweight positions, government bond sector exposure, and long maturity bonds. Tactical currency exposure to the Swiss franc and an underweight exposure to the euro (in favor of the US dollar) also helped performance. Conversely, the Portfolio’s overweight exposure to the Norwegian bond and currency markets detracted from performance during the reporting period.

The portfolio management team utilizes forward currency contracts, both opportunistically and defensively, for hedging purposes. During the first half of 2015, the use of forward currency contracts did not have a material impact on the Portfolio.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

6  Semi-Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard US Corporate Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Corporate Income Portfolio and Cash Pay Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Five	Ten
	Year	Years	Years
Institutional Shares**	1.86%	7.45%	6.41%
Open Shares**	1.37%	7.08%	6.10%
Cash Pay Index	0.93%	8.35%	6.64%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. High Yield Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Corporate Income Portfolio and changed its policy with respect to the investment of 80% of its assets and certain related policies. The Portfolio invests at least 80% of its assets in fixed-income securities issued by corporations or other non-government issuers similar to corporations, which securities are tied economically to the US.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Cash Pay Index is the BofA Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index which is constructed to mirror the BB-B Non Distressed sector of the public high yield corporate debt market and is a subset of the BofA Merrill Lynch High Yield Cash Pay® Index. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  7

Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio and BofA Merrill Lynch 1-3 Year US Treasury® Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	0.39%	1.45%
Open Shares**	-0.01%	1.17%
BofA Merrill Lynch 1-3 Year US Treasury Index	0.88%	0.82%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The Portfolio was previously known as Lazard U.S. Municipal Portfolio. As of June 28, 2013, the Portfolio changed its name to Lazard US Short Duration Fixed Income Portfolio and changed its investment objective and investment strategy and policies (including the policy with respect to the investment of 80% of its assets). The Portfolio invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation-indexed securities.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The BofA Merrill Lynch 1-3 Year US Treasury Index tracks the performance of the direct sovereign debt of the US Government having a maturity of at least one year and less than three years. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2011.

8  Semi-Annual Report

Lazard Global Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Fixed Income Portfolio and Barclays Capital Global Aggregate Bond® Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Since
	Year	Inception	†
Institutional Shares**	-6.97%	-1.09%
Open Shares**	-7.14%	-1.34%
Barclays Capital Global Aggregate Bond Index	-7.09%	-0.56%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt, and global Treasury. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was March 30, 2012.

Semi-Annual Report  9

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2015 through June 30, 2015 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10  Semi-Annual Report

Portfolio	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15 - 6/30/15	Annualized Expense Ratio During Period 1/1/15 - 6/30/15

US Corporate Income
Institutional Shares
Actual	$1,000.00	$1,024.90	$2.76	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Open Shares
Actual	$1,000.00	$1,023.40	$4.26	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26	0.85%
US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$1,002.80	$1.99	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Open Shares
Actual	$1,000.00	$1,000.30	$3.47	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Global Fixed Income
Institutional Shares
Actual	$1,000.00	$973.70	$3.77	0.77%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.98	$3.86	0.77%
Open Shares
Actual	$1,000.00	$973.30	$5.24	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.49	$5.36	1.07%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Semi-Annual Report  11

The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating June 30, 2015 (unaudited)

S&P Credit Rating*	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

AAA	—%	3.9%	11.9%
AA+	—	53.6	7.0
AA	—	—	1.9
AA-	—	0.5	7.6
A+	—	6.2	8.6
A	—	1.9	10.7
A-	—	13.9	6.0
BBB+	—	—	4.5
BBB	1.7	12.8	9.8
BBB-	4.7	2.0	3.1
BB+	13.7	—	3.3
BB	25.1	—	0.6
BB-	24.0	—	1.8
B+	13.7	—	—
B	6.7	—	—
B-	5.3	—	—
NR	—	—	1.6
NA	0.7	2.4	17.3
Short-Term Investments	4.4	2.8	4.3
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

12  Semi-Annual Report

The Lazard Funds, Inc. Portfolios of Investments June 30, 2015 (unaudited)

	Principal
	Amount
Description	(000)	Value

Lazard US Corporate Income Portfolio

Corporate Bonds | 95.0%

Aerospace & Defense | 1.8%
Bombardier, Inc., 7.750%, 03/15/20 (a)	$1,600	$1,608,800
KLX, Inc., 5.875%, 12/01/22 (a)	1,400	1,413,846
Triumph Group, Inc., 4.875%, 04/01/21	1,400	1,372,000
		4,394,646
Automotive | 2.2%
FCA US LLC, 8.250%, 06/15/21	1,400	1,526,000
Schaeffler Finance BV, 4.750%, 05/15/21 (a)	1,850	1,859,250
The Goodyear Tire & Rubber Co., 8.250%, 08/15/20	1,775	1,855,762
		5,241,012
Building Materials | 2.3%
HD Supply, Inc., 5.250%, 12/15/21 (a)	1,500	1,520,625
Masco Corp., 6.125%, 10/03/16	1,500	1,578,750
USG Corp., 9.750%, 01/15/18	675	767,812
WESCO Distribution, Inc., 5.375%, 12/15/21	1,600	1,616,000
		5,483,187
Cable Television | 5.7%
Cable One, Inc., 5.750%, 06/15/22 (a)	1,750	1,771,875
Cablevision Systems Corp., 7.750%, 04/15/18	1,500	1,620,000
CCO Holdings LLC, 5.250%, 03/15/21	1,950	1,945,125
Cequel Communications Holdings I LLC, 6.375%, 09/15/20 (a)	1,800	1,787,850
DISH DBS Corp., 5.125%, 05/01/20	1,600	1,618,000
Mediacom Broadband LLC, 5.500%, 04/15/21	1,500	1,462,500
Videotron, Ltd., 5.000%, 07/15/22	1,808	1,803,480

	Principal
	Amount
Description	(000)	Value

Virgin Media Secured Finance PLC, 5.375%, 04/15/21 (a)	$1,629	$1,678,888
		13,687,718
Chemicals | 3.5%
Chemtura Corp., 5.750%, 07/15/21	1,400	1,421,000
Eagle Spinco, Inc., 4.625%, 02/15/21	1,400	1,358,000
Huntsman International LLC, 4.875%, 11/15/20	1,600	1,596,000
Mosaic Global Holdings, Inc., 7.300%, 01/15/28	775	964,082
Tronox Finance LLC, 6.375%, 08/15/20	1,400	1,298,500
WR Grace & Co-Conn, 5.125%, 10/01/21 (a)	1,700	1,712,750
		8,350,332
Communications Equipment | 1.3%
Belden, Inc., 5.500%, 09/01/22 (a)	1,750	1,736,875
CommScope, Inc., 5.000%, 06/15/21 (a)	1,500	1,468,125
		3,205,000
Computer Services | 3.0%
Activision Blizzard, Inc., 5.625%, 09/15/21 (a)	1,400	1,466,500
First Data Corp.:
8.875%, 08/15/20 (a)	850	893,562
6.750%, 11/01/20 (a)	260	274,789
iGATE Corp., 4.750%, 04/15/19	1,500	1,554,375
Nuance Communications, Inc., 5.375%, 08/15/20 (a)	1,373	1,379,865
VeriSign, Inc., 4.625%, 05/01/23	1,800	1,723,500
		7,292,591
Consumer Products | 0.6%
First Quality Finance Co., Inc., 4.625%, 05/15/21 (a)	1,500	1,402,500

Diversified | 1.3%
Amsted Industries, Inc., 5.000%, 03/15/22 (a)	1,700	1,697,875
Griffon Corp., 5.250%, 03/01/22	1,400	1,393,000
		3,090,875

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  13

	Principal
	Amount
Description	(000)	Value

Lazard US Corporate Income Portfolio (continued)

Electric Generation | 1.4%
AES Corp., 7.375%, 07/01/21	$1,095	$1,201,763
Calpine Corp., 6.000%, 01/15/22 (a)	1,500	1,586,250
TerraForm Power Operating LLC, 5.875%, 02/01/23 (a)	462	468,930
		3,256,943
Electronics | 0.6%
Amkor Technologies, Inc., 6.625%, 06/01/21	1,400	1,421,000

Energy Exploration & Production | 5.3%
Antero Resources Corp., 5.125%, 12/01/22	1,850	1,748,250
California Resources Corp., 5.500%, 09/15/21	1,500	1,299,375
Chesapeake Energy Corp., 5.375%, 06/15/21	1,450	1,312,250
Denbury Resources, Inc., 5.500%, 05/01/22	1,400	1,249,500
EP Energy LLC, 9.375%, 05/01/20	1,600	1,714,000
Linn Energy LLC, 6.500%, 05/15/19	425	343,187
Range Resources Corp., 5.000%, 08/15/22	1,700	1,666,000
Whiting Petroleum Corp., 5.750%, 03/15/21	1,750	1,722,000
WPX Energy, Inc., 6.000%, 01/15/22	1,700	1,678,750
		12,733,312
Energy Services | 1.2%
Cie Generale de Geophysique-Veritas SA, 7.750%, 05/15/17	596	78,120
Hornbeck Offshore Services, Inc., 5.000%, 03/01/21	1,600	1,376,000
PBF Holding Co. LLC, 8.250%, 02/15/20	900	950,850
		2,904,970
Environmental | 1.0%
Clean Harbors, Inc., 5.250%, 08/01/20	1,750	1,776,250
Darling Ingredients, Inc., 5.375%, 01/15/22	850	850,000
		2,626,250

	Principal
	Amount
Description	(000)	Value

Financial Services | 1.9%
Aircastle, Ltd., 5.125%, 03/15/21	$1,500	$1,515,000
Icahn Enterprises LP, 6.000%, 08/01/20	1,500	1,548,750
International Lease Finance Corp.:
8.625%, 09/15/15	500	506,250
5.750%, 05/15/16	500	512,500
8.750%, 03/15/17	500	547,055
		4,629,555
Food & Beverages | 3.1%
B&G Foods, Inc., 4.625%, 06/01/21	1,500	1,477,500
Constellation Brands, Inc., 7.250%, 05/15/17	950	1,035,524
HJ Heinz Co., 4.250%, 10/15/20	1,600	1,634,000
Post Holdings, Inc., 7.375%, 02/15/22	1,650	1,678,875
TreeHouse Foods, Inc., 4.875%, 03/15/22	1,500	1,511,250
		7,337,149
Forest & Paper Products | 1.4%
Cascades, Inc., 5.500%, 07/15/22 (a)	1,500	1,451,250
Smurfit Kappa Acquisitions, 4.875%, 09/15/18 (a)	1,050	1,099,875
Smurfit Kappa Treasury Funding, Ltd., 7.500%, 11/20/25	750	922,500
		3,473,625
Gaming | 3.6%
GLP Capital LP, 4.875%, 11/01/20	1,500	1,526,250
International Game Technology PLC:
5.625%, 02/15/20 (a)	250	244,375
6.250%, 02/15/22 (a)	1,450	1,384,750
MGM Resorts International, 6.625%, 12/15/21	1,000	1,045,000
Pinnacle Entertainment, Inc., 6.375%, 08/01/21	1,250	1,326,563
Scientific Games Corp., 8.125%, 09/15/18	350	330,750
Scientific Games International, Inc., 6.250%, 09/01/20	750	583,125
Wynn Las Vegas LLC, 5.375%, 03/15/22	2,007	2,044,631
		8,485,444

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

	Principal
	Amount
Description	(000)	Value

Lazard US Corporate Income Portfolio (continued)

Gas Distribution | 5.8%
AmeriGas Finance LLC, 6.750%, 05/20/20	$1,525	$1,605,063
Energy Transfer Equity LP, 7.500%, 10/15/20	1,250	1,409,375
Ferrellgas LP, 6.500%, 05/01/21	500	498,750
Ferrellgas Partners LP, 8.625%, 06/15/20	520	538,200
Kinder Morgan, Inc.:
7.000%, 06/15/17	650	706,749
5.000%, 02/15/21 (a)	1,275	1,341,742
Regency Energy Partners LP, 5.750%, 09/01/20	1,300	1,414,309
Rockies Express Pipeline LLC, 6.850%, 07/15/18 (a)	1,450	1,546,063
Suburban Propane Partners LP, 7.375%, 08/01/21	1,531	1,634,342
Sunoco LP, 6.375%, 04/01/23 (a)	1,700	1,768,000
Tesoro Logistics LP, 6.125%, 10/15/21	1,383	1,441,778
		13,904,371
Health Services | 4.9%
Community Health Systems, Inc., 8.000%, 11/15/19	1,400	1,475,250
Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19 (a)	1,097	1,187,502
Fresenius US Finance II, Inc., 9.000%, 07/15/15 (a)	525	525,840
Grifols Worldwide Operations, Ltd., 5.250%, 04/01/22	1,475	1,478,687
HCA, Inc., 6.500%, 02/15/20	1,600	1,788,000
HealthSouth Corp., 5.125%, 03/15/23	1,801	1,789,744
LifePoint Health, Inc., 5.500%, 12/01/21	1,400	1,445,500
Tenet Healthcare Corp.:
4.750%, 06/01/20	700	710,938
4.375%, 10/01/21	1,250	1,221,875
		11,623,336

	Principal
	Amount
Description	(000)	Value

Leisure & Entertainment | 3.5%
ACCO Brands Corp., 6.750%, 04/30/20	$1,750	$1,841,875
Cedar Fair LP, 5.250%, 03/15/21	1,800	1,849,500
Regal Entertainment Group, 5.750%, 03/15/22	1,450	1,466,240
RHP Hotel Properties LP, 5.000%, 04/15/23 (a)	1,775	1,739,500
Six Flags Entertainment Corp., 5.250%, 01/15/21 (a)	1,400	1,428,000
		8,325,115
Machinery | 1.2%
Terex Corp., 6.500%, 04/01/20	1,600	1,676,000
The Manitowoc Co., Inc., 8.500%, 11/01/20	1,000	1,056,250
		2,732,250
Media | 7.4%
AMC Networks, Inc., 4.750%, 12/15/22	1,500	1,500,000
Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	1,750	1,822,187
Lamar Media Corp., 5.875%, 02/01/22	1,685	1,743,975
Netflix, Inc., 5.375%, 02/01/21	1,450	1,504,375
Nielsen Finance LLC, 5.000%, 04/15/22 (a)	1,800	1,768,500
Outfront Media Capital LLC, 5.250%, 02/15/22	1,500	1,518,750
Sinclair Television Group, Inc., 5.375%, 04/01/21	1,900	1,914,250
Sirius XM Radio, Inc., 5.750%, 08/01/21 (a)	1,500	1,541,250
Starz LLC, 5.000%, 09/15/19	725	734,063
Tribune Media Co., 5.875%, 07/15/22 (a)	1,800	1,813,500
WMG Acquisition Corp., 6.000%, 01/15/21 (a)	1,620	1,656,450
		17,517,300
Metals & Mining | 0.4%
First Quantum Minerals, Ltd., 6.750%, 02/15/20 (a)	862	833,985

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

	Principal
	Amount
Description	(000)	Value

Lazard US Corporate Income Portfolio (continued)

Packaging | 2.7%
Owens-Brockway Glass Container, Inc., 5.000%, 01/15/22 (a)	$1,592	$1,572,100
Reynolds Group Issuer, Inc., 5.750%, 10/15/20	1,500	1,537,500
Sealed Air Corp., 4.875%, 12/01/22 (a)	1,700	1,674,500
Silgan Holdings, Inc., 5.000%, 04/01/20	1,475	1,515,563
		6,299,663
Pharmaceutical & Biotechnology | 2.4%
Endo Finance LLC, 5.750%, 01/15/22 (a)	1,600	1,620,000
Mallinckrodt International Finance SA, 5.750%, 08/01/22 (a)	1,700	1,734,000
Mylan, Inc., 7.875%, 07/15/20 (a)	650	677,118
Valeant Pharmaceuticals International, 6.375%, 10/15/20 (a)	1,500	1,579,687
		5,610,805
Printing & Publishing | 2.2%
R.R. Donnelley & Sons Co., 7.250%, 05/15/18	1,016	1,130,300
TEGNA, Inc., 7.125%, 09/01/18	1,676	1,717,900
The McClatchy Co., 9.000%, 12/15/22	1,100	1,047,750
Time, Inc., 5.750%, 04/15/22 (a)	1,425	1,378,687
		5,274,637
Real Estate | 0.6%
DuPont Fabros Technology LP, 5.875%, 09/15/21	1,400	1,417,500
Restaurants | 0.7%
1011778 BC ULC, 4.625%, 01/15/22 (a)	1,800	1,773,000
Retail | 2.8%
Argos Merger Sub, Inc., 7.125%, 03/15/23 (a)	1,600	1,676,000
Family Tree Escrow LLC:
5.250%, 03/01/20 (a)	75	78,469
5.750%, 03/01/23 (a)	1,750	1,828,750

	Principal
	Amount
Description	(000	Value

Group 1 Automotive, Inc., 5.000%, 06/01/22	$1,412	$1,404,940
Ingles Markets, Inc., 5.750%, 06/15/23	1,750	1,778,525
		6,766,684
Steel-Producers | 2.1%
ArcelorMittal, 6.250%, 03/01/21	1,400	1,466,500
Steel Dynamics, Inc., 6.125%, 08/15/19	1,800	1,894,500
United States Steel Corp., 6.050%, 06/01/17	1,475	1,534,000
		4,895,000
Support Services | 6.1%
Algeco Scotsman Global Finance PLC, 8.500%, 10/15/18 (a)	1,250	1,206,250
Audatex North America, Inc., 6.000%, 06/15/21 (a)	1,400	1,438,500
Avis Budget Car Finance, Inc., 5.125%, 06/01/22 (a)	1,600	1,560,000
DigitalGlobe, Inc., 5.250%, 02/01/21 (a)	1,750	1,712,812
IHS, Inc., 5.000%, 11/01/22 (a)	1,750	1,739,062
Iron Mountain, Inc., 6.000%, 08/15/23	1,700	1,780,750
The ADT Corp., 6.250%, 10/15/21	1,400	1,470,000
United Rentals North America, Inc.:
7.375%, 05/15/20	750	800,243
4.625%, 07/15/23	1,100	1,078,660
West Corp., 5.375%, 07/15/22 (a)	1,750	1,636,250
		14,422,527
Technology Hardware | 2.0%
Denali Borrower Finance Corp., 5.625%, 10/15/20 (a)	1,400	1,471,750
NCR Corp., 4.625%, 02/15/21	1,568	1,571,920
Plantronics, Inc., 5.500%, 05/31/23 (a)	1,750	1,771,875
		4,815,545
Telecommunications | 7.7%
CenturyLink, Inc., 5.625%, 04/01/20	1,800	1,833,750

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

	Principal
	Amount
Description	(000)	Value

Lazard US Corporate Income Portfolio (concluded)

Communications Sales & Leasing, Inc., 6.000%, 04/15/23 (a)	$1,700	$1,662,617
Crown Castle International Corp., 4.875%, 04/15/22	1,500	1,515,000
Equinix, Inc., 4.875%, 04/01/20	1,872	1,890,720
Frontier Communications Corp., 8.125%, 10/01/18	1,500	1,625,625
Inmarsat Finance PLC, 4.875%, 05/15/22 (a)	1,750	1,688,750
Intelsat Jackson Holdings SA, 7.250%, 04/01/19	1,300	1,319,500
Level 3 Financing, Inc., 5.125%, 05/01/23 (a)	1,800	1,769,616
SBA Telecommunications, Inc., 5.750%, 07/15/20	1,500	1,556,250
Sprint Capital Corp., 6.900%, 05/01/19	1,475	1,504,500
T-Mobile USA, Inc., 6.250%, 04/01/21	1,850	1,896,250
		18,262,578
Transportation | 1.3%
Hapag-Lloyd AG, 9.750%, 10/15/17 (a)	1,075	1,091,125
Teekay Corp., 8.500%, 01/15/20	1,725	1,919,063
		3,010,188
Total Corporate Bonds
(Identified cost $226,215,259)		226,500,593

Description	Shares	Value

Short-Term Investment | 4.4%
State Street Institutional Treasury Money Market Fund (Identified cost $10,543,999)	10,543,999	$10,543,999

Total Investments | 99.4%
(Identified cost $236,759,258) (b)		$237,044,592

Cash and Other Assets in Excess of Liabilities | 0.6%		1,374,112

Net Assets | 100.0%		$238,418,704

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

	Principal
	Amount
Description	(000)	Value

Lazard US Short Duration Fixed Income Portfolio

Asset-Backed Securities | 6.2%

Automotive | 3.8%
GM Financial Automobile Leasing Trust:
1.530%, 09/20/18	$1,460	$1,463,097
1.680%, 12/20/18	1,625	1,628,323
GMF Floorplan Owner Revolving Trust, 1.650%, 05/15/20 (a)	1,200	1,199,249
		4,290,669
Financial Services | 2.4%
Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	2,550	2,789,863

Total Asset-Backed Securities (Identified cost $7,087,830)		7,080,532

Corporate Bonds | 31.8%

Banking | 5.2%
Bank of America Corp.:
3.700%, 09/01/15	2,310	2,319,570
1.500%, 10/09/15	825	826,893
3.625%, 03/17/16	700	712,911
Wells Fargo & Co., 1.500%, 07/01/15	2,075	2,075,000
		5,934,374
Cable Television | 4.2%
DIRECTV Holdings LLC, 3.500%, 03/01/16	2,700	2,741,923
Time Warner Cable, Inc., 5.850%, 05/01/17	1,835	1,959,270
		4,701,193
Energy Exploration & Production | 3.9%
Anadarko Petroleum Corp., 6.375%, 09/15/17	2,025	2,221,652
Marathon Oil Corp., 6.000%, 10/01/17	1,959	2,141,063
		4,362,715
Energy Services | 2.4%
ONEOK Partners LP:
3.250%, 02/01/16	1,344	1,356,631
2.000%, 10/01/17	1,300	1,302,517
		2,659,148

	Principal
	Amount
Description	(000)	Value

Financial Services | 16.1%
Citigroup, Inc.:
2.250%, 08/07/15	$1,600	$1,602,293
4.587%, 12/15/15	625	635,609
3.953%, 06/15/16	1,090	1,118,991
Ford Motor Credit Co. LLC, 8.000%, 12/15/16	2,030	2,211,259
JPMorgan Chase & Co.:
1.100%, 10/15/15	975	975,883
2.600%, 01/15/16	400	403,157
Morgan Stanley:
5.375%, 10/15/15	1,100	1,114,666
3.800%, 04/29/16	2,925	2,989,204
The Bear Stearns Cos., LLC, 5.300%, 10/30/15	225	228,218
The Goldman Sachs Group, Inc.:
3.700%, 08/01/15	1,760	1,763,728
1.600%, 11/23/15	50	50,172
3.625%, 02/07/16	2,475	2,513,989
The Western Union Co., 5.930%, 10/01/16	2,526	2,651,845
		18,259,014
Total Corporate Bonds (Identified cost $35,955,173)		35,916,444

Municipal Bonds | 6.1%

California | 1.6%
California State Taxable Various Purpose:
1.050%, 02/01/16	1,175	1,178,443
5.500%, 03/01/16	575	593,469
		1,771,912
Illinois | 0.5%
Railsplitter Illinois Tobacco Settlement Authority, 4.125%, 06/01/16	500	514,280

Kentucky | 2.8%
Kentucky State Asset Liability Commission General Funding Revenue, 3.165%, 04/01/18	3,053	3,141,690

Massachusetts | 0.4%
Massachusetts State School Building Authority Sales Tax Revenue Series A, 5.000%, 08/15/17 (Pre-Refunded to 08/15/15 @ $100) (c)	500	502,675

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

	Principal
	Amount
Description	(000)	Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

Michigan | 0.4%
Michigan State Hospital Finance Authority Series A Trinity Health, 5.250%, 12/01/15	$ 500	$509,870

Virginia | 0.4%
Richmond VA Public Improvement Series A, 5.000%, 07/15/17 (Pre-Refunded to 07/15/15 @ $100) (c)	500	500,610

Total Municipal Bonds (Identified cost $6,935,204)		6,941,037

US Government Securities | 39.3%

Mortgage-Backed Securities | 39.3%
Federal Home Loan Mortgage Corp.:
Pool# 1B4676, 2.532%, 05/01/40	838	890,799
Pool# 1B8709, 2.101%, 08/01/34	2,220	2,344,328
Pool# 1H2577, 2.417%, 09/01/35	1,373	1,465,909
Pool# 848138, 2.463%, 07/01/38	1,119	1,196,560
Pool# 848514, 2.548%, 03/01/32	2,308	2,470,422
Pool# 848517, 2.406%, 12/01/34	1,696	1,809,796
Pool# 849414, 2.431%, 07/01/35	2,215	2,362,783
Pool# G11720, 4.500%, 08/01/20	388	406,155
Pool# G13867, 5.000%, 06/01/25	535	581,775
Series 2628, Class QN, 3.750%, 06/15/32	1,085	1,123,024
Series 2976, Class LF, 0.526%, 05/15/35	1,500	1,505,817
Series 3153, Class FJ, 0.566%, 05/15/36	951	955,471
Series 3725, Class A, 3.500%, 09/15/24	352	364,073
Federal National Mortgage Association:
Pool# 725296, 2.189%, 03/01/34	986	1,052,379
Pool# 725429, 5.000%, 05/01/19	546	579,782
Pool# 889735, 5.500%, 07/01/23	507	559,057
Pool# 889828, 5.000%, 10/01/19	374	398,118
Pool# 963058, 2.529%, 05/01/38	801	860,254
Pool# 995609, 2.374%, 04/01/35	1,126	1,204,058
Pool# AD0278, 4.250%, 09/01/39	308	330,358
Pool# AD0701, 2.180%, 02/01/37	1,320	1,398,254
Pool# AE0149, 2.366%, 12/01/36	1,140	1,216,855
Pool# AE0315, 4.500%, 02/01/21	137	142,894
Pool# AE0887, 2.687%, 09/01/40	486	518,566
Pool# AL0345, 2.401%, 11/01/35	1,071	1,139,182
Pool# AL3232, 2.357%, 02/01/40	503	532,446

	Principal
	Amount
Description	(000)	Value

Pool# AL3260, 2.247%, 07/01/38	$ 683	$725,068
Pool# AL3739, 2.363%, 07/01/38	384	409,812
Pool# AL3746, 2.362%, 01/01/37	1,285	1,369,691
Pool# AL3941, 6.000%, 03/01/24	720	783,618
Pool# AL4118, 2.286%, 05/01/35	823	875,841
Pool# AL4545, 2.365%, 05/01/39	1,099	1,169,991
Pool# AL4660, 2.532%, 11/01/41	1,100	1,175,029
Pool# AL5574, 2.361%, 12/01/40	1,675	1,784,031
Pool# AL5642, 2.399%, 05/01/39	2,326	2,478,070
Series 2005-45, Class XA, 0.527%, 06/25/35	1,693	1,694,289
Series 2006-101, Class FA, 0.607%, 10/25/36	1,931	1,944,352
Series 2007-85, Class FL, 0.727%, 09/25/37	879	888,285
Series 2009-70, Class NL, 3.000%, 08/25/19	1,681	1,724,220

Total US Government Securities (Identified cost $44,258,011)		44,431,412

US Treasury Securities | 13.0%
US Treasury Notes:
2.125%, 12/31/15	3,440	3,472,787
0.500%, 06/30/16	11,240	11,256,680

Total US Treasury Securities
(Identified cost $14,732,697)		14,729,467

Description	Shares	Value

Short-Term Investment | 2.8%
State Street Institutional Treasury Money Market Fund (Identified cost $3,116,642)	3,116,642	$3,116,642

Total Investments | 99.2% (Identified cost $112,085,557) (b)		$112,215,534

Cash and Other Assets in Excess of Liabilities | 0.8%		863,404

Net Assets | 100.0%		$113,078,938

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Global Fixed Income Portfolio

Corporate Bonds | 32.4%

Australia | 1.8%
Telstra Corp., Ltd., 4.000%, 11/15/17	AUD	110	$87,095
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	35	28,066
			115,161
Canada | 5.4%
Shaw Communications, Inc., 5.650%, 10/01/19	CAD	80	72,964
Suncor Energy, Inc., 6.100%, 06/01/18	USD	50	55,678
The Bank of Nova Scotia, 2.125%, 09/11/19	USD	100	100,557
The Toronto-Dominion Bank:
1.824%, 04/03/17	CAD	80	64,647
2.250%, 11/05/19	USD	45	45,145
			338,991
Chile | 1.7%
Codelco, Inc., 3.750%, 11/04/20	USD	100	103,567

France | 1.1%
Orange SA, 5.375%, 07/08/19	USD	60	66,585

Italy | 1.1%
Atlantia SpA, 4.375%, 09/16/25	EUR	50	68,479

Luxembourg | 0.6%
ArcelorMittal SA, 5.250%, 02/25/17	USD	35	36,356

Netherlands | 2.6%
Volkswagen International Finance NV, 2.150%, 05/23/16	CNY	1,000	159,096

Norway | 0.8%
Statoil ASA, 3.700%, 03/01/24	USD	50	51,620

		Principal
	Security	Amount
Description	Currency	(000)	Value

United Kingdom | 3.7%
GKN Holdings PLC, 6.750%, 10/28/19	GBP	30	$54,513
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	50	92,558
SSE PLC, 5.000%, 10/01/18	GBP	50	85,819
			232,890
United States | 13.6%
Apple, Inc., 3.850%, 05/04/43	USD	55	49,868
Constellation Brands, Inc., 7.250%, 05/15/17	USD	50	54,501
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20	USD	30	30,112
Fresenius US Finance II, Inc., 9.000%, 07/15/15	USD	20	20,032
General Electric Capital Corp., 5.500%, 02/01/17	NZD	90	62,815
HCA, Inc., 6.500%, 02/15/20	USD	40	44,700
John Deere Capital Corp., 2.300%, 09/16/19	USD	30	30,172
Marathon Petroleum Corp., 3.625%, 09/15/24	USD	35	34,366
Nestle Holdings, Inc.:
2.500%, 07/10/17	NOK	250	32,579
2.750%, 04/15/20	NOK	340	45,344
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	95	66,477
3.625%, 01/22/23	USD	55	54,585
The Home Depot, Inc., 2.625%, 06/01/22	USD	65	63,946
Union Pacific Corp., 4.163%, 07/15/22	USD	60	64,364
United Rentals North America, Inc., 4.625%, 07/15/23	USD	35	34,321
Valero Energy Corp., 6.125%, 02/01/20	USD	55	62,767
Verizon Communications, Inc., 1.350%, 06/09/17	USD	50	49,922
Yum! Brands, Inc., 3.750%, 11/01/21	USD	45	45,252
			846,123

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Global Fixed Income Portfolio (continued)

Total Corporate Bonds (Identified cost $2,114,781)			$2,018,868

Foreign Government Obligations | 48.9%

Australia | 2.1%
Queensland Treasury Corp.:
5.500%, 06/21/21	AUD	105	91,993
4.250%, 07/21/23	AUD	50	40,944
			132,937
Bahamas | 0.7%
Commonwealth of Bahamas, 6.950%, 11/20/29	USD	35	41,213

Bermuda | 1.8%
Government of Bermuda, 5.603%, 07/20/20	USD	100	111,000

Canada | 5.0%
Province of Alberta, 4.000%, 12/01/19	CAD	85	75,994
Province of British Columbia, 3.700%, 12/18/20	CAD	80	71,439
Province of Ontario, 2.450%, 06/29/22	USD	60	59,976
Province of Quebec, 3.500%, 07/29/20	USD	95	101,733
			309,142
Chile | 1.0%
Republic of Chile, 5.500%, 08/05/20	CLP	37,500	62,604

Colombia | 2.9%
Republic of Colombia:
12.000%, 10/22/15	COP	178,000	69,668
7.375%, 01/27/17	USD	100	108,800
			178,468
France | 1.9%
Government of France, 2.500%, 05/25/30	EUR	95	117,068

Hungary | 1.0%
Hungary Government Bond, 3.500%, 06/24/20	HUF	16,780	60,743

		Principal
	Security	Amount
Description	Currency	(000)	Value

Ireland | 3.3%
Irish Treasury:
3.400%, 03/18/24	EUR	95	$122,211
2.400%, 05/15/30	EUR	75	86,530
			208,741
Malaysia | 2.0%
Malaysia Government Bond, 3.394%, 03/15/17	MYR	479	127,531

Mexico | 5.1%
Mexican Bonos, 4.750%, 06/14/18	MXN	3,600	229,975
United Mexican States, 6.750%, 02/06/24	GBP	45	87,499
			317,474
New Zealand | 2.8%
Auckland Council, 4.620%, 03/29/16	NZD	100	68,420
New Zealand Government Bond, 3.000%, 04/15/20	NZD	110	74,276
New Zealand Local Government Funding Agency, 6.000%, 12/15/17	NZD	40	28,870
			171,566
Norway | 2.2%
Oslo Kommune, 3.550%, 02/12/21	NOK	1,000	136,650

Peru | 1.2%
Peru Government International Bond, 5.700%, 08/12/24	PEN	240	71,873

Philippines | 2.2%
Republic of Philippines, 4.950%, 01/15/21	PHP	6,000	139,721

Poland | 4.1%
Poland Government Bond, 2.010%, 01/25/21	PLN	600	157,356
Republic of Poland, 3.000%, 03/17/23	USD	103	101,162
			258,518
Romania | 0.2%
Romanian Government Bond, 3.625%, 04/24/24	EUR	12	14,067

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

		Principal
	Security	Amount
Description	Currency	(000)	Value

Lazard Global Fixed Income Portfolio (continued)

Singapore | 1.6%
Singapore Government Bond, 3.000%, 09/01/24	SGD	129	$98,700

Spain | 1.5%
Spain Government Bonds:
1.600%, 04/30/25	EUR	60	62,938
1.950%, 07/30/30	EUR	30	29,984
			92,922
Sweden | 1.3%
Svensk Exportkredit AB, 1.875%, 12/21/18	GBP	50	80,071

United Kingdom | 3.2%
United Kingdom Treasury:
1.750%, 07/22/19	GBP	40	63,942
2.250%, 09/07/23	GBP	85	136,681
			200,623
Vietnam | 1.8%
Socialist Republic of Vietnam, 6.750%, 01/29/20	USD	100	110,500

Total Foreign Government Obligations (Identified cost $3,244,418)			3,042,132

Quasi Government Bonds | 2.0%

Canada | 1.6%
Hydro-Quebec, 9.625%, 07/15/22	CAD	85	102,004

Germany | 0.4%
Landeskreditbank Baden-Wuerttemberg Foerderbank, 3.000%, 05/22/17	NOK	160	21,076

Total Quasi Government Bonds (Identified cost $140,557)			123,080

		Principal
	Security	Amount
Description	Currency	(000)	Value

Supranationals | 5.9%
Asian Development Bank, 2.125%, 03/19/25	USD	55	$53,128
Corporacion Andina de Fomento, 4.375%, 06/15/22	USD	105	113,394
Inter-American Development Bank, 6.000%, 12/15/17	NZD	55	39,651
International Bank for Reconstruction & Development:
2.375%, 09/26/16	CNY	280	44,688
1.375%, 06/23/19	SEK	420	52,650
International Finance Corp., 6.450%, 10/30/18	INR	4,160	64,943

Total Supranationals (Identified cost $387,184)			368,454

US Municipal Bonds | 4.5%

Alaska | 1.4%
Alaska State Qualified School Construction Bond, 5.342%, 08/01/27	USD	75	87,822

Texas | 2.1%
Texas State Build America Bond Series A, 4.123%, 04/01/25	USD	50	54,367
University of Texas Build America Bond Series B, 6.276%, 08/15/41	USD	70	78,715
			133,082
Utah | 1.0%
Utah State Build America Bond Series D, 4.554%, 07/01/24	USD	55	60,936

Total US Municipal Bonds (Identified cost $285,162)			281,840

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Description	Shares	Value

Lazard Global Fixed Income Portfolio (continued)

Short-Term Investment | 4.2%
State Street Institutional Treasury Money Market Fund (Identified cost $264,219)	264,219	$264,219

Description	Value

Total Investments | 97.9%
(Identified cost $6,436,321) (b), (d)	$6,098,593

Cash and Other Assets in Excess of Liabilities | 2.1%	131,551

Net Assets | 100.0%	$6,230,144

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Lazard Global Fixed Income Portfolio (continued)

Forward Currency Contracts open at June 30, 2015:

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Purchase Contracts
AUD	CAN	08/19/15	1,432	$1,094	$1,102	$8	$—
AUD	CAN	08/19/15	8,023	6,446	6,174	—	272
CAD	RBC	08/19/15	88,796	71,310	71,049	—	261
CZK	CIT	08/19/15	1,433,533	59,859	58,640	—	1,219
DKK	CIT	08/19/15	99,403	15,151	14,874	—	277
EUR	CIT	08/19/15	13,723	15,358	15,310	—	48
EUR	CIT	08/19/15	27,020	30,237	30,142	—	95
EUR	CIT	08/19/15	989,755	1,127,618	1,104,142	—	23,476
EUR	HSB	08/19/15	114,685	125,000	127,939	2,939	—
EUR	HSB	08/19/15	177,315	202,099	197,807	—	4,292
GBP	CIT	08/19/15	45,701	71,606	71,784	178	—
GBP	CIT	08/19/15	46,125	72,736	72,450	—	286
JPY	CIT	08/19/15	11,670,292	95,100	95,410	310	—
JPY	CIT	08/19/15	71,300,076	598,248	582,911	—	15,337
JPY	HSB	08/19/15	35,739,003	299,739	292,183	—	7,556
KRW	HSB	09/30/15	34,889,150	31,313	31,215	—	98
MXN	HSB	08/19/15	630,974	41,428	40,009	—	1,419
NOK	CIT	08/19/15	274,495	35,232	34,971	—	261
NOK	HSB	08/19/15	777,962	105,370	99,115	—	6,255
SEK	CIT	08/19/15	219,703	26,816	26,528	—	288
SGD	SCB	08/19/15	10,697	8,093	7,936	—	157
Total Forward Currency Purchase Contracts				$3,039,853	$2,981,691	$3,435	$61,597
Forward Currency Sale Contracts
AUD	CAN	08/19/15	40,260	$32,400	$30,981	$1,419	$—
AUD	CAN	08/19/15	120,236	96,610	92,527	4,083	—
AUD	CIT	08/19/15	31,183	25,057	23,996	1,061	—
CAD	RBC	08/19/15	19,654	16,181	15,726	455	—
CAD	RBC	08/19/15	123,557	101,723	98,862	2,861	—
CAD	RBC	08/19/15	167,349	137,776	133,901	3,875	—
CLP	JPM	09/02/15	20,839,680	32,400	32,412	—	12
COP	CIT	07/13/15	38,237,157	15,338	14,660	678	—
COP	CIT	07/13/15	73,714,816	30,375	28,262	2,113	—
COP	CIT	07/13/15	80,996,259	33,182	31,054	2,128	—
CZK	CIT	08/19/15	998,593	41,697	40,848	849	—
DKK	CIT	08/19/15	99,403	14,984	14,875	109	—
EUR	CIT	08/19/15	27,584	30,812	30,773	39	—
EUR	CIT	08/19/15	56,701	64,866	63,254	1,612	—
EUR	CIT	08/19/15	60,100	66,982	67,046	—	64
EUR	CIT	08/19/15	125,900	142,072	140,450	1,622	—
EUR	HSB	08/19/15	84,523	95,349	94,292	1,057	—
EUR	HSB	08/19/15	131,173	144,900	146,333	—	1,433
EUR	HSB	08/19/15	156,522	177,700	174,611	3,089	—

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Lazard Global Fixed Income Portfolio (concluded)

Forward Currency Contracts open at June 30, 2015 (concluded):

				US $ Cost	US $
		Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Currency Amount	Date	Value	Appreciation	Depreciation

Forward Currency Sale Contracts (concluded)
GBP	CIT	08/19/15	15,368	$24,179	$24,139	$40	$—
GBP	HSB	08/19/15	40,596	62,800	63,765	—	965
GBP	HSB	08/19/15	165,135	258,823	259,382	—	559
HUF	JPM	08/19/15	17,552,618	65,216	61,979	3,237	—
JPY	CIT	08/19/15	9,674,742	77,000	79,095	—	2,095
MXN	HSB	08/19/15	2,485,870	163,213	157,624	5,589	—
MXN	JPM	08/19/15	430,805	28,276	27,316	960	—
MYR	JPM	09/02/15	294,115	79,142	77,588	1,554	—
NOK	HSB	08/19/15	2,635,139	356,993	335,724	21,269	—
NZD	BRC	08/19/15	89,801	66,719	60,602	6,117	—
NZD	CAN	08/19/15	311,115	231,220	209,955	21,265	—
NZD	HSB	08/19/15	49,611	36,900	33,480	3,420	—
PHP	HSB	10/19/15	6,167,685	136,348	135,964	384	—
PLN	HSB	08/19/15	546,044	153,806	145,041	8,765	—
SEK	CIT	08/19/15	288,000	34,716	34,775	—	59
SGD	SCB	08/19/15	137,372	103,935	101,922	2,013	—
Total Forward Currency Sale Contracts				$3,179,690	$3,083,214	101,663	5,187
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$105,098	$66,784

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2015 (unaudited)

(a)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers,” and are considered to be liquid at June 30, 2015. The percentage of net assets for each Portfolio was as follows:

Percentage of
Portfolio	Net Assets

US Corporate Income	34.1%
US Short Duration Fixed Income	1.1

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

		Aggregate Gross	Aggregate Gross	Net Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Portfolio	Cost	Appreciation	Depreciation	(Depreciation)

US Corporate Income	$236,759,258	$3,786,938	$3,501,604	$285,334
US Short Duration Fixed Income	112,085,557	244,178	114,201	129,977
Global Fixed Income	6,436,321	24,490	362,218	(337,728)

(c)	Security collateralized by an amount sufficient to pay principal and interest.
(d)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Currency Abbreviations:

AUD	—	Australian Dollar	KRW	—	South Korean Won
CAD	—	Canadian Dollar	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	MYR	—	Malaysian Ringgit
CNY	—	Chinese Renminbi	NOK	—	Norwegian Krone
COP	—	Colombian Peso	NZD	—	New Zealand Dollar
CZK	—	Czech Koruna	PEN	—	Peruvian Nuevo Sol
DKK	—	Danish Krone	PHP	—	Philippine Peso
EUR	—	Euro	PLN	—	Polish Zloty
GBP	—	British Pound Sterling	SEK	—	Swedish Krona
HUF	—	Hungarian Forint	SGD	—	Singapore Dollar
INR	—	Indian Rupee	USD	—	United States Dollar
JPY	—	Japanese Yen

Counterparty Abbreviations:

BRC	—	Barclays Bank PLC	JPM	—	JPMorgan Chase Bank NA
CAN	—	Canadian Imperial Bank of Commerce	RBC	—	Royal Bank of Canada
CIT	—	Citibank NA	SCB	—	Standard Chartered Bank
HSB	—	HSBC Bank USA NA

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

Lazard
Global Fixed
Income
Industry*	Portfolio

Aerospace & Defense	1.5%
Automotive	3.9
Banking	3.7
Cable Television	1.2
Electric	3.0
Energy Exploration & Production	0.6
Energy Integrated	2.7
Financial Services	3.0
Food & Beverages	2.1
Health Services	1.5
Leisure & Entertainment	0.7
Machinery	0.5
Metals & Mining	2.2
Retail	1.0
Support Services	0.6
Technology Hardware	0.8
Telecommunications	3.3
Transportation	2.1
Subtotal	34.4
Foreign Government Obligations	48.9
Supranationals	5.9
US Municipal Bonds	4.5
Short-Term Investment	4.2
Total Investments	97.9%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2015	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

ASSETS
Investments in securities, at value	$237,044,592	$112,215,534	$6,098,593
Foreign currency	—	—	10
Receivables for:
Interest	3,423,752	767,021	71,761
Capital stock sold	49,814	157,000	—
Investments sold	—	—	116,917
Amount due from Investment Manager (Note 3)	—	—	14,786
Gross unrealized appreciation on forward currency contracts	—	—	105,098
Total assets	240,518,158	113,139,555	6,407,165

LIABILITIES
Payables for:
Management fees	77,991	13,949	—
Accrued directors’ fees	1,831	1,128	65
Accrued distribution fees	390	12	12
Investments purchased	1,811,350	—	84,168
Capital stock redeemed	113,895	8,392	4
Dividends	29,581	14,225	—
Gross unrealized depreciation on forward currency contracts	—	—	66,784
Other accrued expenses and payables	64,416	22,911	25,988
Total liabilities	2,099,454	60,617	177,021
Net assets	$238,418,704	$113,078,938	$6,230,144

NET ASSETS
Paid in capital	$241,012,653	$113,440,949	$6,725,290
Distributions in excess of net investment income	(30,973)	(129,498)	(47,575)
Accumulated net realized loss	(2,848,310)	(362,490)	(146,766)
Net unrealized appreciation (depreciation) on:
Investments	285,334	129,977	(337,728)
Foreign currency and forward currency contracts	—	—	36,923
Net assets	$238,418,704	$113,078,938	$6,230,144

Institutional Shares
Net assets	$236,527,942	$113,042,428	$6,173,963
Shares of capital stock outstanding*	48,178,864	11,339,304	688,793
Net asset value, offering and redemption price per share	$4.91	$9.97	$8.96

Open Shares
Net assets	$1,890,762	$36,510	$56,181
Shares of capital stock outstanding*	383,269	3,657	6,266
Net asset value, offering and redemption price per share	$4.93	$9.98	$8.97

Cost of investments in securities	$236,759,258	$112,085,557	$6,436,321
Cost of foreign currency	$—	$—	$10

* $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2015	Lazard US Corporate Income Portfolio	Lazard US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio

Investment Income

Income
Interest	$5,826,930	$780,372	$87,849

Expenses
Management fees (Note 3)	581,097	142,089	15,270
Administration fees	45,926	36,162	25,483
Custodian fees	37,085	28,130	33,370
Professional services	22,295	19,010	20,037
Registration fees	17,371	20,225	16,021
Shareholders’ services	15,928	15,406	15,209
Shareholders’ reports	14,243	5,213	3,917
Directors’ fees and expenses	4,134	2,472	137
Distribution fees (Open Shares)	2,365	44	70
Other†	4,180	3,495	2,465
Total gross expenses	744,624	272,246	131,979
Management fees waived and expenses reimbursed	(160,690)	(44,853)	(99,087)
Administration fees waived	—	—	(9,375)
Total net expenses	583,934	227,393	23,517
Net investment income	5,242,996	552,979	64,332

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	427,608	(258,000)	(198,084)
Foreign currency and forward currency contracts	—	—	54,449
Total net realized gain (loss) on investments, foreign currency and forward currency contracts	427,608	(258,000)	(143,635)
Net change in unrealized depreciation on:
Investments	(1,040,973)	(30,211)	(87,434)
Foreign currency and forward currency contracts	—	—	(160)
Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(1,040,973)	(30,211)	(87,594)
Net realized and unrealized loss on investments, foreign currency and forward currency contracts	(613,365)	(288,211)	(231,229)
Net increase (decrease) in net assets resulting from operations	$4,629,631	$264,768	$(166,897)
† Includes interest on line of credit of	$185	$—	$104

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Corporate Income Portfolio
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014

Increase (Decrease) in Net Assets
Operations
Net investment income	$5,242,996	$10,068,292
Net realized gain (loss) on investments, foreign currency and forward currency contracts	427,608	2,785,980
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(1,040,973)	(6,840,555)
Net increase (decrease) in net assets resulting from operations	4,629,631	6,013,717

Distributions to shareholders
From net investment income
Institutional Shares	(5,198,786)	(9,957,360)
Open Shares	(44,210)	(110,932)
From return of capital
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(5,242,996)	(10,068,292)

Capital stock transactions
Net proceeds from sales
Institutional Shares	71,183,469	43,782,111
Open Shares	241,218	893,566
Net proceeds from reinvestment of distributions
Institutional Shares	5,027,981	9,590,665
Open Shares	33,236	83,595
Cost of shares redeemed
Institutional Shares	(25,030,285)	(38,550,105)
Open Shares	(194,475)	(1,749,305)
Net increase (decrease) in net assets from capital stock transactions	51,261,144	14,050,527

Redemption fees (Note 2(g))
Institutional Shares	714	230
Open Shares	—	—
Net increase in net assets from redemption fees	714	230
Total increase (decrease) in net assets	50,648,493	9,996,182
Net assets at beginning of period	187,770,211	177,774,029
Net assets at end of period*	$238,418,704	$187,770,211
*Includes distributions in excess of net investment income of	$(30,973)	$(30,973)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	37,885,592	34,990,674
Shares sold	14,308,412	8,712,871
Shares issued to shareholders from reinvestment of distributions	1,012,469	1,914,270
Shares redeemed	(5,027,609)	(7,732,223)
Net increase (decrease)	10,293,272	2,894,918
Shares outstanding at end of period	48,178,864	37,885,592

Open Shares
Shares outstanding at beginning of period	367,106	520,621
Shares sold	48,441	176,995
Shares issued to shareholders from reinvestment of distributions	6,662	16,577
Shares redeemed	(38,940)	(347,087)
Net increase (decrease)	16,163	(153,515)
Shares outstanding at end of period	383,269	367,106

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Lazard US Short Duration Fixed Income Portfolio		Lazard Global Fixed Income Portfolio
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014

$552,979	$810,216	$64,332	$137,091
(258,000)	(373,550)	(143,635)	(55,920)
(30,211)	(5,086)	(87,594)	(119,268)
264,768	431,580	(166,897)	(38,097)

(552,142)	(444,786)	(63,998)	(103,110)
(122)	(373)	(511)	(1,346)

—	(365,461)	—	(32,214)
—	(307)	—	(421)
(552,264)	(810,927)	(64,509)	(137,091)

15,212,486	58,139,157	1,245,707	3,151,289
86	9,999	1,444	22,418

452,620	684,703	63,988	135,496
122	421	511	1,530

(17,040,297)	(11,824,848)	(1,403,264)	(2,138,901)
—	(302,038)	—	(22,096)
(1,374,983)	46,707,394	(91,614)	1,149,736

—	—	—	—
—	—	—	30
—	—	—	30
(1,662,479)	46,328,047	(323,020)	974,578
114,741,417	68,413,370	6,553,164	5,578,586
$113,078,938	$114,741,417	$6,230,144	$6,553,164
$(129,498)	$(130,213)	$(47,575)	$(47,398)

11,477,378	6,787,754	698,777	580,570
1,522,879	5,801,329	136,644	326,904
45,324	68,339	7,016	14,115
(1,706,277)	(1,180,044)	(153,644)	(222,812)
(138,074)	4,689,624	(9,984)	118,207
11,339,304	11,477,378	688,793	698,777

3,637	32,684	6,051	5,931
8	996	159	2,345
12	42	56	159
—	(30,085)	—	(2,384)
20	(29,047)	215	120
3,657	3,637	6,266	6,051

Semi-Annual Report  31

The Lazard Funds, Inc. Financial Highlights

LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$4.91	$5.01	$5.01	$4.78	$4.88	$4.70
Income (loss) from investment operations
Net investment income (a)	0.12	0.26	0.30	0.33	0.35	0.35
Net realized and unrealized gain (loss)	—	(0.09)	— (b)	0.23	(0.10)	0.18

Total from investment operations	0.12	0.17	0.30	0.56	0.25	0.53
Less distributions from:
Net investment income	(0.12)	(0.27)	(0.30)	(0.33)	(0.35)	(0.35)

Total distributions	(0.12)	(0.27)	(0.30)	(0.33)	(0.35)	(0.35)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$4.91	$4.91	$5.01	$5.01	$4.78	$4.88

Total Return (c)	2.49%	3.31%	6.17%	12.02%	5.17%	11.78%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$236,528	$185,959	$175,154	$182,749	$151,278	$112,427
Ratios to average net assets (d):
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.70%	0.71%	0.73%	0.71%	0.73%	0.80%
Net investment income	4.97%	5.28%	6.00%	6.67%	7.13%	7.38%
Portfolio turnover rate	9%	28%	22%	26%	27%	25%

Selected data for a share of capital	Six Months Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$4.93	$5.03	$5.04	$4.80	$4.90	$4.73
Income (loss) from investment operations:
Net investment income (a)	0.12	0.25	0.29	0.32	0.33	0.34
Net realized and unrealized gain (loss)	—	(0.10)	(0.01)	0.24	(0.10)	0.17

Total from investment operations	0.12	0.15	0.28	0.56	0.23	0.51
Less distributions from:
Net investment income	(0.12)	(0.25)	(0.29)	(0.32)	(0.33)	(0.34)

Total distributions	(0.12)	(0.25)	(0.29)	(0.32)	(0.33)	(0.34)

Redemption fees	—	—	—	— (b)	— (b)	— (b)

Net asset value, end of period	$4.93	$4.93	$5.03	$5.04	$4.80	$4.90

Total Return (c)	2.34%	3.01%	5.64%	11.89%	4.89%	11.19%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,891	$1,811	$2,620	$4,249	$11,602	$26,266
Ratios to average net assets (d):
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.76%	1.55%	1.41%	1.24%	1.08%	1.13%
Net investment income	4.67%	5.00%	5.69%	6.37%	6.72%	7.05%
Portfolio turnover rate	9%	28%	22%	26%	27%	25%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended			For the Period 2/28/11* to
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11
Institutional Shares
Net asset value, beginning of period	$9.99	$10.03	$10.31	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.05	0.09	0.11	0.14	0.17
Net realized and unrealized gain (loss)	(0.02)	(0.04)	(0.25)	0.12	0.27

Total from investment operations	0.03	0.05	(0.14)	0.26	0.44
Less distributions from:
Net investment income	(0.05)	(0.05)	(0.11)	(0.14)	(0.17)
Net realized gains	—	—	(0.03)	(0.04)	(0.04)
Return of capital	—	(0.04)	—	—	—

Total distributions	(0.05)	(0.09)	(0.14)	(0.18)	(0.21)

Redemption fees	—	—	— (b)	— (b)	— (b)

Net asset value, end of period	$9.97	$9.99	$10.03	$10.31	$10.23

Total Return (c)	0.28%	0.49%	-1.39%	2.54%	4.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$113,042	$114,705	$68,086	$19,726	$11,594
Ratios to average net assets (d):
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.47%	0.52%	0.90%	1.41%	3.09%
Net investment income	0.97%	0.87%	1.06%	1.34%	1.97%
Portfolio turnover rate	17%	46%	161%	77%	60%

Selected data for a share of capital	Six Months Ended	Year Ended			For the Period 2/28/11* to
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11
Open Shares
Net asset value, beginning of period	$10.01	$10.03	$10.31	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.03	0.06	0.06	0.14	0.14
Net realized and unrealized gain (loss)	(0.03)	(0.02)	(0.23)	0.09	0.28

Total from investment operations	—	0.04	(0.17)	0.23	0.42
Less distributions from:
Net investment income	(0.03)	(0.02)	(0.08)	(0.11)	(0.15)
Net realized gains	—	—	(0.03)	(0.04)	(0.04)
Return of capital	—	(0.04)	—	—	—

Total distributions	(0.03)	(0.06)	(0.11)	(0.15)	(0.19)

Net asset value, end of period	$9.98	$10.01	$10.03	$10.31	$10.23

Total Return (c)	0.03%	0.38%	-1.70%	2.24%	4.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$37	$36	$328	$4	$103
Ratios to average net assets (d):
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	42.54%	17.62%	8.10%	38.11%	18.49%
Net investment income	0.68%	0.60%	0.65%	1.32%	1.69%
Portfolio turnover rate	17%	46%	161%	77%	60%

*	The Portfolio commenced operations on February 28, 2011.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

LAZARD GLOBAL FIXED INCOME PORTFOLIO

Selected data for a share of capital	Six Months Ended	Year Ended		For the Period 3/30/12* to
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12
Institutional Shares
Net asset value, beginning of period	$9.30	$9.51	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.10	0.22	0.23	0.17
Net realized and unrealized gain (loss)	(0.34)	(0.21)	(0.65)	0.16

Total from investment operations	(0.24)	0.01	(0.42)	0.33
Less distributions from:
Net investment income	(0.10)	(0.17)	—	(0.07)
Net realized gains	—	—	(0.01)	—
Return of capital	—	(0.05)	(0.22)	(0.10)

Total distributions	(0.10)	(0.22)	(0.23)	(0.17)

Redemption fees	—	—	— (b)	—

Net asset value, end of period	$8.96	$9.30	$9.51	$10.16

Total Return (c)	-2.63%	0.08%	-4.13%	3.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,174	$6,497	$5,522	$4,814
Ratios to average net assets (d):
Net expenses	0.77%	0.80%	0.80%	0.80%
Gross expenses	4.07%	4.12%	4.94%	8.81%
Net investment income	2.11%	2.28%	2.38%	2.24%
Portfolio turnover rate	41%	78%	66%	47%

Selected data for a share of capital	Six Months Ended	Year Ended		For the Period 3/30/12* to
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12
Open Shares
Net asset value, beginning of period	$9.30	$9.51	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.08	0.19	0.20	0.15
Net realized and unrealized gain (loss)	(0.33)	(0.21)	(0.65)	0.16

Total from investment operations	(0.25)	(0.02)	(0.45)	0.31
Less distributions from:
Net investment income	(0.08)	(0.14)	—	(0.06)
Net realized gains	—	—	(0.01)	—
Return of capital	—	(0.05)	(0.19)	(0.09)

Total distributions	(0.08)	(0.19)	(0.20)	(0.15)

Redemption fees	—	— (b)	—	—

Net asset value, end of period	$8.97	$9.30	$9.51	$10.16

Total Return (c)	-2.67%	-0.22%	-4.41%	3.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$56	$56	$56	$55
Ratios to average net assets (d):
Net expenses	1.07%	1.10%	1.10%	1.10%
Gross expenses	31.13%	20.84%	28.86%	26.46%
Net investment income	1.82%	2.01%	2.09%	2.02%
Portfolio turnover rate	41%	78%	66%	47%

*	The Portfolio commenced operations on March 30, 2012.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2015 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio, Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Master Alternatives Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of June 30, 2015. This report includes only the financial statements of US Corporate Income, US Short Duration Fixed Income and Global Fixed Income Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Share class. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2015, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange is open for business. Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Semi-Annual Report  35

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

36  Semi-Annual Report

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2015, only Global Fixed Income Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2014, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Portfolio	Amount	Expiring Year

US Corporate Income	$3,275,918	2017
US Short Duration Fixed Income	104,490	N/A*

*	Non-Expiring; Short-Term

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2014, the following Portfolios elected to defer such losses as follows:

Portfolio	Post October Capital Loss Deferral	Late Year Ordinary Loss Deferral

US Short Duration Fixed Income	$—	$79,919
Global Fixed Income	1,384	—

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Portfolios’ 2014 tax returns.

(e) Dividends and Distributions—Each Portfolio intends to declare dividends from net investment income daily and to pay such dividends monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed income transactions, wash sales, consent fee income and paydown gain/loss. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(f) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and

Semi-Annual Report  37

realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Redemption Fee—The Portfolios, other than the US Short Duration Fixed Income Portfolio, may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Corporate Income	0.55%
US Short Duration Fixed Income	0.25
Global Fixed Income	0.50

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the Portfolios through May 1, 2016 if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

US Corporate Income	0.55%	0.85%
US Short Duration Fixed Income	0.40	0.70
Global Fixed Income (a)	0.75	1.05

(a)	From January 1, 2015 to February 28, 2015, percentages were 0.80% and 1.10%, respectively.

During the period ended June 30, 2015, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Corporate Income	$152,124	$—	$5,203	$3,363
US Short Duration Fixed Income	37,295	—	45	7,513
Global Fixed Income	15,130	75,656	140	8,161

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2015, State Street waived $9,375 of its fee for Global Fixed Income Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the Act, each Portfolio pays

38  Semi-Annual Report

a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager (the “1099 Fund”): (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2015 were as follows:

Portfolio	Purchases	Sales

US Corporate Income	$67,077,518	$17,668,288
US Short Duration Fixed Income	17,080,401	5,365,000
Global Fixed Income	2,426,739	2,756,887

	US Government Securities
Portfolio	Purchases	Sales

US Short Duration Fixed Income	$11,262,863	$9,497,916

For the period ended June 30, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable: from January 1, 2015 to June 28, 2015, at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, and from June 29, 2015 to June 30, 2015, at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee from January 1, 2015 to June 28, 2015 and 0.20% per annum from June 29, 2015 to June 30, 2015 on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2015, the Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

US Corporate Income	$1,966,667	$5,100,000	1.13%	3
Global Fixed Income	367,778	500,000	1.13	9

*	For days borrowings were outstanding.

Semi-Annual Report  39

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2015 is categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acqui-

sition of investments denominated in emerging market currencies.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations.

The Portfolios’ investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolios’ share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolios are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolios may have to reinvest the

40  Semi-Annual Report

proceeds in an investment offering a lower yield (and the Portfolios may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(c) Mortgage-Related and Asset-Backed Securities Risk—US Short Duration Fixed Income Portfolio may invest in mortgage-related and asset-backed securities. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Semi-Annual Report  41

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2015:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2015

US Corporate Income Portfolio
Corporate Bonds*	$—	$226,500,593	$—	$226,500,593
Short-Term Investment	10,543,999	—	—	10,543,999
Total	$10,543,999	$226,500,593	$—	$237,044,592

US Short Duration Fixed Income Portfolio
Asset-Backed Securities*	$—	$7,080,532	$—	$7,080,532
Corporate Bonds*	—	35,916,444	—	35,916,444
Municipal Bonds	—	6,941,037	—	6,941,037
US Government Securities	—	44,431,412	—	44,431,412
US Treasury Securities	—	14,729,467	—	14,729,467
Short-Term Investment	3,116,642	—	—	3,116,642
Total	$3,116,642	$109,098,892	$—	$112,215,534

Global Fixed Income Portfolio
Assets:
Corporate Bonds*	$—	$2,018,868	$—	$2,018,868
Foreign Government Obligations*	—	3,042,132	—	3,042,132
Quasi Government Bonds*	—	123,080	—	123,080
Supranationals	—	368,454	—	368,454
US Municipal Bonds	—	281,840	—	281,840
Short-Term Investment	264,219	—	—	264,219
Other Financial Instruments**
Forward Currency Contracts	—	105,098	—	105,098
Total	$264,219	$5,939,472	$—	$6,203,691

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(66,784)	$—	$(66,784)

*	Please refer to Portfolios of Investments (page 13 through 25) and Notes to Portfolios of Investments (page 27) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2015.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

Global Fixed Income Portfolio

During the period ended June 30, 2015, the notional amounts of purchases and sales of forward currency contracts were $14,242,663 and $13,717,334, respectively, with average notional exposure of approximately $7,100,000.

42  Semi-Annual Report

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2015:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$105,098
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$66,784

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2015 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$62,634
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(1,596)

See Note 2(c) and the Portfolios of Investments for additional disclosures about derivative instruments.

During the period ended June 30, 2015, US Corporate Income and US Short Duration Fixed Income Portfolios did not trade in derivatives.

As of June 30, 2015, Global Fixed Income Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of June 30, 2015:

Global Fixed Income Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$105,098	$—	$105,098

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

Barclays Bank PLC	$6,117	$—	$—	$6,117
Canadian Imperial Bank of Commerce	26,775	(272)	—	26,503
Citibank NA	10,739	(10,739)	—	—
HSBC Bank USA NA	46,512	(22,577)	—	23,935
JPMorgan Chase Bank NA	5,751	(12)	—	5,739
Royal Bank of Canada	7,191	(261)	—	6,930
Standard Chartered Bank	2,013	(157)	—	1,856
Total	$105,098	$(34,018)	$—	$71,080

Semi-Annual Report  43

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$66,784	$—	$66,784

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

Canadian Imperial Bank of Commerce	$272	$(272)	$—	$—
Citibank NA	43,505	(10,739)	—	32,766
HSBC Bank USA NA	22,577	(22,577)	—	—
JPMorgan Chase Bank NA	12	(12)	—	—
Royal Bank of Canada	261	(261)	—	—
Standard Chartered Bank	157	(157)	—	—
Total	$66,784	$(34,018)	$—	$32,766

11. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

44  Semi-Annual Report

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (70)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (52)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (44)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Richard Reiss, Jr. (71)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Semi-Annual Report  45

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2015, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of the 1099 Fund.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (42)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (56)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

46  Semi-Annual Report

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 8-9, 2015, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 39 active funds comprised approximately $30 billion (as of April 30, 2015) of the approximately $180 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2015). The Investment

Manager’s representatives noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $30 billion fund complex not managed by a large, global firm such as the Investment Manager.

The Investment Manager representatives noted that the Investment Manager had historically provided certain administrative, operational and compliance assistance services in connection with the operation of the Fund, but that such services had been in addition to the investment advisory and other services that were contractually required by the Management Agreement currently in place. The Investment Manager representatives explained that the Management Agreement, on behalf of each Portfolio for which the Management Agreement is being considered, was proposed to be revised in order to include such services. The Investment Manager representatives reviewed the proposed revisions with the Directors and confirmed that no changes were proposed to the nature, extent or quality of services provided or to the Management Agreement’s terms related to investment advisory services.

Semi-Annual Report  47

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2015) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight, including that management fee comparisons for the Portfolios and the rankings used therein include administrative fees (which, for the Portfolios, include a fixed dollar fee paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The Directors acknowledged that, for smaller Portfolios, the fixed dollar administrative fee may have a more significant impact on the contractual management fee.

In reviewing Strategic Insight’s analysis (which was for the Institutional Shares and Open Shares classes of all Portfolios), it was noted that, for both share classes of each Portfolio, contractual management fees were at or below the median of the relevant Group, except for the Global Fixed Income Portfolio (highest in the Group for both share classes). The Directors noted, however, that the actual management fee for the Global Fixed Income Portfolio was the lowest in the Group for both share classes.

It also was noted that, for both share classes of the Portfolios, expense ratios were below the medians of those of the funds in the relevant Group, except for the Global Fixed Income Portfolio (both share classes slightly above the medians). The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over measurement periods up to ten years through March 31, 2015. Although year-to-date performance was provided by Strategic Insight the Directors did not consider three-month performance to be relevant to their considerations and focused on longer-term performance.

The Directors noted that, for the US Corporate Income Portfolio, performance was generally below the Group average, except that performance was above the Group and Category averages in the one-year period and the performance of the Global Fixed Income and US Short Duration Fixed Income Portfolios was generally below average in most periods.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its

48  Semi-Annual Report

affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2014 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $180 billion global asset management business.

•	The Board was generally satisfied with the overall performance of most of the Portfolios, either because relative performance in the Group and/or Category was satisfactory or performance was otherwise consistent with the investment approach employed for a Portfolio. For certain Portfolios that were not performing in accordance with expectations, the Board would continue to monitor performance.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement.

Semi-Annual Report  49

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com LZDPS026

Lazard Funds Semi-Annual Report

June 30, 2015

Real Asset Funds

Lazard US Realty Income Portfolio

Lazard US Realty Equity Portfolio

Lazard Global Realty Equity Portfolio

Lazard Global Listed Infrastructure Portfolio

Privacy Notice Regarding Customer Financial Information	Rev. 8/2015

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all, sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

Social Security number and credit history;

Assets and income;

Account transactions;

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., and Lazard Asset Management Securities LLC, on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard collect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

Open an account;

Seek advice about your investments;

Direct us to buy securities;

Direct us to sell your securities;

Enter into an investment advisory contract;

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

Sharing for affiliates’ everyday business purposes — information about your creditworthiness;

Affiliates from using your information to market to you;

Sharing for nonaffiliates to market to you;

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.
Other important information
Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard
3	Investment Overviews
7	Performance Overviews
11	Information About Your Portfolio’s Expenses
13	Portfolio Holdings Presented by Sector
14	Portfolios of Investments
14	Lazard US Realty Income Portfolio
15	Lazard US Realty Equity Portfolio
16	Lazard Global Realty Equity Portfolio
18	Lazard Global Listed Infrastructure Portfolio
21	Notes to Portfolios of Investments
22	Statements of Assets and Liabilities
24	Statements of Operations
26	Statements of Changes in Net Assets
28	Financial Highlights
32	Notes to Financial Statements
42	Board of Directors and Officers Information
44	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and summary prospectus contain the investment objectives, risks, charges, expenses and other information about Portfolios of the Fund, which is not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report  1

The Lazard Funds, Inc. A Message from Lazard

Dear Shareholder,

During the first half of 2015, global equity markets were supported by monetary easing measures in many countries and the stabilization of oil prices. In Europe, equities performed well as the European Central Bank’s quantitative easing program appeared to forestall deflation. Japanese equities continued their impressive streak as Abenomics reforms began to pay dividends. US equity markets rose as corporate earnings generally exceeded expectations. Despite concerns about the possibility of higher US short-term interest rates, heightened volatility in the Chinese stock market, and a potential debt default by Greece, emerging markets performed in line with developed markets.

Globally, fixed-income markets staged impressive rallies during the first quarter of 2015 amid weak growth in the United States due to another harsh winter and continued downward pressure on inflation worldwide. However, the action-packed second quarter, particularly in Greece, created some volatility in global bonds. Meanwhile, there was significant divergence between the winners and losers in emerging markets debt. From a global bond standpoint, fundamental challenges in Turkey, Brazil, and South Africa are likely to persist while some eastern European countries, including Hungary, the Czech Republic, and Poland, are benefiting from monetary stimulus, structural reforms, and economic and business ties to Germany. Currency markets were volatile during the period as investors either reassessed or rebalanced their overweight positions to the US dollar. Notably, central banks cut rates in more than thirty countries.

At Lazard Asset Management LLC, we remain focused on active management and are committed to you, our valued shareholders, and we continue to focus our strengths in pursuing the Portfolios’ investment objectives. As always, we appreciate your continued confidence in our investment management capabilities, and feel privileged that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

2  Semi-Annual Report

The Lazard Funds, Inc. Investment Overviews

Real Estate Securities

Global property stocks (represented by the FTSE EPRA/NAREIT Global® Index) returned -2.31% during the first half of 2015, underperforming global equities (represented by the MSCI All Country World® Index). As usual, the period was marked by meaningful performance differences among regions due to varying outlooks for economic growth, interest rates, and real estate fundamentals. Emerging markets outperformed developed markets during the period due primarily to strength in Chinese and Hong Kong-listed property stocks. Among major countries representing at least 2% of the FTSE EPRA/NAREIT Global Index, property companies in the United Kingdom and Hong Kong were leading performers. Using the same size criteria, property companies in United States and Canada were the worst relative performers.

Amid a global backdrop of mixed economic growth, persistently low interest rates, capital markets volatility, and region-specific geopolitical risks, we are selectively positive on global real estate equities in 2015.

On a country basis, we remain most positive and overweight in the United States. Currently the country presents a scenario of attractive company valuations supported by healthy underlying real estate fundamentals, an improving economic outlook, and a strong bid for real estate in the private markets. While we expect limited new supply and modestly rising interest rates, we expect continually improving user demand to drive favorable levels of rental, earnings, and dividend growth in the region. We are cautious about Canada and Australia due to the effect of declining commodity prices on their economies and associated earnings impact in addition to stretched valuations for property companies.

Due to supply constraints and compelling valuations, we are overweight in Hong Kong; however, we remain wary of the potential geopolitical risks and a slowdown in Chinese consumer spending. We are underweight in China as we believe the elevated levels of supply across a majority of the sub-markets warrant a significant level of valuation correction in that part of the world. We have a neutral view of Japan, where we see positive earnings growth in

Japanese developers and the positive macro benefit from the Bank of Japan’s policy, which are offset by premium valuations relative to underlying net asset value (NAV). We see potential upside in the accommodation sector associated with strong tourism growth.

In Europe we are modestly underweight due to deflation risks and a slowdown in growth across a majority of the markets there. Within the region we maintain preferred overweight positions in London-centric UK property companies, and regional French retail real estate investment trusts (REITs) due to compelling valuations and a stronger growth outlook.

Our view of emerging markets is “opportunistically” positive for 2015. We maintain significant overweights across Mexico, Brazil, and the United Arab Emirates. While a sustained decline in the price of oil poses a significant risk to the economies of all three countries, our bottom-up analysis of the regions’ property companies reveals stocks (that we have invested in) trading at compelling long-term discounted valuations.

We have reduced our exposure to South East Asia property and expect to remain neutral to the region due to the clear divergence in future growth prospects, heightened fiscal and monetary risks, currency weakness, and political uncertainty. That said, we maintain a large overweight to the Philippines, a stable political environment, which offers both strong macro fundamentals and property company growth potential.

Global Listed Infrastructure

Weaker performance in January and March was more than made up for by strength in global markets in February, with the MSCI World® Index (Local) posting total gains for the first quarter of 4.9%. Europe and Japan with their regional quantitative easing programs, posted strong gains with fears of a US Federal Reserve interest rate hike resulting in a volatile start to the quarter for the S&P 500® Index, though the index gained some ground over the quarter as the expectation for the timing of those increases was pushed out. Over the second quarter, global losses were broad-based as gains made over April and May were consumed by a June month-end sell-off as global

Semi-Annual Report  3

investors reacted to news of a breakdown in negotiations between Greek Prime Minister Alex Tsipras and the nation’s creditors, increasing the likelihood of an exit from the currency union. In the United States, the US Federal Reserve appeared to extend the timeline for rate normalization with dovish commentary and a lowering of the nation’s economic growth assumptions for 2015. In the end, the infrastructure market was virtually flat, returning 0.27% for the first six months of 2015, as represented by the Custom Infrastructure Index (Hedged).1

Lazard US Realty Income Portfolio

For the six months ended June 30, 2015, the Lazard US Realty Income Portfolio’s Institutional Shares posted a total return of -6.06%, while Open Shares posted a total return of -6.20%, as compared with the -1.41% blended index return for the 50% FTSE NAREIT All Equity REITs® Index/50% Wells Fargo Hybrid and Preferred Securities REIT® Index (the “Hybrid Index”).

With REIT common stocks dramatically underperforming preferred stocks during the first half of 2015, the Portfolio’s investment allocation hurt performance relative to the benchmark. Stock selection also detracted from relative performance. On average, the Portfolio was invested as follows: 77% in common securities and 21% in preferred securities, with the remainder in cash. On a weighted average basis, the Portfolio’s preferred stock holdings outperformed its benchmark but its common stock holdings lagged its benchmark.

In terms of relative performance, the Portfolio was helped by an overweight position in Excel Trust, a shopping center REIT, which was acquired at a substantial premium to its share price. Also helping the Portfolio was an overweight position in Sun Communities, a manufactured-home REIT, which produced a healthy organic growth outlook and surprisingly high acquisition volume, and an overweight position in Columbia Property Trust, an office REIT, which followed its IPO with solid results and guidance for 2015. We exited our positions in Excel Trust, Sun Communities, and Columbia Property as the stocks reached our price targets.

An overweight position in WP Glimcher, a US mall REIT, hurt performance as the company was heavily impacted by retail bankruptcies and struggled to communicate its strategic direction to investors. Other detractors from relative performance included an overweight position in CBL & Associates Properties, a US mall REIT, which was also heavily impacted by retail bankruptcies and produced an anemic organic growth outlook, and an overweight position in STAG Industrial, an industrial REIT, whose shares were hurt by the company’s perceived interest rate sensitivity. Still, we have maintained our overweight positions in WP Glimcher, CBL & Associates Properties, and STAG Industrial.

Lazard US Realty Equity Portfolio

For the six months ended June 30, 2015, the Lazard US Realty Equity Portfolio’s Institutional Shares posted a total return of -3.96%, while Open Shares posted a total return of -4.15%, as compared with the -5.44% return for the FTSE NAREIT All Equity REITs Index.

Both stock selection and subsector allocation contributed positively to relative performance.

In terms of relative performance, the Portfolio benefited from an underweight position in Host Hotels & Resorts, a lodging REIT, which seriously underperformed its peers due to poorly timed property renovations and outsized exposure to the supply-impacted New York City market. Also helping the Portfolio was an overweight position in Realogy Holdings, a housing broker, which benefited from national home price appreciation and increased home sales velocity, and an overweight position in Apartment Investment and Management Company, an apartment REIT, which benefited from strong multifamily housing fundamentals, particularly in its high barrier coastal markets.

An overweight position in WP Glimcher, a US mall REIT, hurt performance, as the company was heavily impacted by retail bankruptcies and struggled to communicate its strategic direction to investors. Other detractors from performance included an underweight position in Equity Residential, an apartment REIT, which outperformed the broader REIT market

4  Semi-Annual Report

but underperformed our apartment holdings and an underweight position in Weyerhaeuser, a timber REIT, which underperformed as its results failed to reflect strength in the single-family housing market. We have exited our position in Weyerhaeuser.

When specific market conditions exist that we feel make the Portfolio particularly susceptible to loss of principal, we may hedge the Portfolio using derivatives. In the overwhelming number of cases, we anticipate that such derivatives would be put options on an exchange-traded fund that closely tracks our benchmark. During the first half of 2015, we purchased one put position to seek to protect the Portfolio from losses, and the Portfolio benefited from the position.

Lazard Global Realty Equity Portfolio

For the six months ended June 30, 2015, the Lazard Global Realty Equity Portfolio’s Institutional Shares posted a total return of -0.20%, while Open Shares posted a total return of -0.40%, as compared with the -2.31% return for the FTSE EPRA/NAREIT Global Index.

Country allocation and stock selection were contributors to relative performance, outweighing negative attribution from currency.

In terms of relative performance, an overweight position in CK Hutchison Holdings, a Hong Kong-listed holding company, helped performance as the stock benefited from the spin-off and separate listing of Cheung Kong Property, closing the discount to NAV. Also helping the Portfolio was an overweight position in Hongkong Land Holdings, an office landlord and developer, which benefited from its dominant Hong Kong Central Office exposure which is experiencing solid rental growth and low vacancy. In addition, the Portfolio has generated outperformance from the Philippines where real estate companies SM Prime Holdings and Ayala Land benefited from very strong earnings growth associated with retail and office rental growth and residential completions.

An overweight position in WP Glimcher, a US mall REIT, hurt performance, as the company was heavily impacted by retail bankruptcies and struggled to communicate its strategic direction to investors. Other detractors from performance included an overweight position in Hulic, a Japanese developer, which underperformed owing to dilution from an equity raise; and an overweight position in Corporacion Inmobiliaria Vesta, a Mexican developer, which has been negatively impacted by concerns around the US Federal Reserve increasing rates, domestic revenue falling with weaker oil prices, and the pace of asset acquisitions. Still, we have maintained our overweight positions in WP Glimcher, Hulic, and Corporacion Inmobiliaria Vesta.

Lazard Global Listed Infrastructure Portfolio

For the six months ended June 30, 2015, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 3.37%, while Open Shares posted a total return of 3.22%, as compared with the 0.27% return for the Custom Infrastructure Index (Hedged) and 2.63% return for the MSCI World Index.

The Portfolio is passively hedged back to the US dollar (using forward currency contracts) in an effort to minimize the impact of currency movements of a stock against the investor’s local currency. Forward currency contracts contributed positively to performance.

Atlantia, an Italian toll road company, benefited from improved investor sentiment during the first quarter of 2015. This was a result of the European Central Bank commencing a quantitative easing program in March, helping to lower the perception of sovereign risk to countries such as Italy.

French toll road operator Vinci performed well over the first half of the year. While the group confirmed that its contracting business faced the impact of the poor economic backdrop in France, the core infrastructure operations, French toll roads and Portuguese airports, are performing very well. Given the fact that they represent a large part of our assessment of Vinci, confirmation of this trend was positive news.

US railroads CSX and Norfolk Southern were detractors over the period. Both saw their share prices unwind gains, mostly due to declining coal volumes. The positive news was that CSX’s network perform-

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ance remained stable, and, as CSX indicated in April, it is pushing through significant price increases this year upon the expiration of a number of medium-term freight contracts and continuing to make efficiency gains across the network. The US freight railways enjoy extremely high barriers to entry, and at current asset returns they enjoy a high degree of pricing power.

Great Plains Energy (GXP), a US electric utility, detracted from performance in the first half of 2015. GXP had a flat share price over the past twelve months. Despite having few positions in regulated US utilities, we own GXP as contrarians, given that its regulatory returns are significantly lower than its peer group, on account of both low authorized returns as well as significant regulatory earnings lag. The next major data point for this stock will be the outcome of rate cases for both of its assets in the third quarter of 2015. The Portfolio continues to have a small weighting towards regulated US utilities as we believe they are expensively priced, given the approximately 30% share price run up over calendar year 2014.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or Boston Financial Data Services, Inc., the Fund’s transfer and dividend disbursing agent (“BFDS”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

[1]	The Custom Infrastructure Index (Hedged) is an index created by the Fund’s Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities Index (Hedged) for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® Index (Hedged) for all periods thereafter.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard US Realty Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Income Portfolio, FTSE NAREIT All Equity REITs® Index, Wells Fargo Hybrid and Preferred Securities REIT® Index, Hybrid Index and S&P 500® Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	Institutional Shares			Open Shares
	One	Since		One	Five	Since
	Year	Inception	†	Year	Years	Inception	†
US Realty Income Portfolio**	-1.88%	12.95%		-2.08%	11.19%	11.08%
FTSE NAREIT All Equity REITs Index	4.14%	14.97%		4.14%	14.36%	7.29%
Wells Fargo Hybrid and Preferred Securities REIT Index	7.38%	8.37%		7.38%	9.68%	12.29%
Hybrid Index	5.96%	11.86%		5.96%	12.24%	10.35%
S&P 500 Index	7.42%	19.71%		7.42%	17.34%	9.46%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The Wells Fargo Hybrid and Preferred Securities REIT Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market. The Hybrid Index is a 50/50 blend of the FTSE NAREIT All Equity REITs Index and the Wells Fargo Hybrid and Preferred Securities REIT Index. The S&P 500 Index is a market capitalized-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was July 30, 2008.

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Lazard US Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard US Realty Equity Portfolio and FTSE NAREIT All Equity REITs Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	Institutional Shares			Open Shares
	One	Since		One	Five	Since
	Year	Inception	†	Year	Years	Inception	†
US Realty Equity Portfolio**	4.12%	16.79%		3.77%	15.51%	21.24%
FTSE NAREIT All Equity REITs Index	4.14%	15.00%		4.14%	14.36%	16.13%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The FTSE NAREIT All Equity REITs Index is a free-float adjusted market capitalization index that is designed to measure the performance of equity REITs across all industries. The index is unmanaged, has no fees or costs and is not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

8  Semi-Annual Report

Lazard Global Realty Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Open Shares of Lazard Global Realty Equity Portfolio, FTSE EPRA/NAREIT Global® Index and FTSE EPRA/NAREIT Global
ex-US/FTSE EPRA/NAREIT Global Linked Index (the “Global Realty Linked Index”)*

Average Annual Total Returns*

Periods Ended June 30, 2015

	Institutional Shares			Open Shares
	One	Since		One	Five	Since
	Year	Inception	†	Year	Years	Inception	†
Global Realty Equity Portfolio**	-0.69%	13.57%		-1.00%	9.78%	16.38%
FTSE EPRA/NAREIT Global Index	0.28%	12.30%		0.28%	10.80%	13.10%
Global Realty Linked Index	0.28%	12.98%		0.28%	10.49%	13.05%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.
The Portfolio was previously known as Lazard International Realty Equity Portfolio. As of August 15, 2013, the Portfolio changed its name to Lazard Global Realty Equity Portfolio and adopted its current investment strategies.
The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Global Realty Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the FTSE EPRA/NAREIT Global ex-US® Index for all periods through August 14, 2013 and the FTSE EPRA/NAREIT Global Index for all periods thereafter. Both the FTSE EPRA/NAREIT Global Index and the FTSE EPRA/NAREIT Global ex-US Index are free-float adjusted market capitalization indices that are designed to measure the performance of REITs in both developed and emerging markets. The FTSE EPRA/NAREIT Global ex-US Index excludes those REITs listed or incorporated in the United States. The indices are unmanaged, have no fees or costs and are not available for investment.
**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.
†	The inception date for the Institutional Shares was September 26, 2011 and for Open Shares was December 31, 2008.

Semi-Annual Report  9

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, Custom Infrastructure Index (Hedged) and MSCI World® Index*

Average Annual Total Returns*

Periods Ended June 30, 2015

	One	Five	Since
	Year	Years	Inception	†
Institutional Shares**	6.95%	15.72%	12.51%
Open Shares**	6.64%	15.33%	12.13%
Custom Infrastructure Index (Hedged)	6.74%	12.16%	9.93%
MSCI World Index	1.43%	13.10%	9.75%

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Custom Infrastructure Index (Hedged) is an index created by the Portfolio’s Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged) for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® Index (Hedged) for all periods thereafter. The UBS Global 50/50 Infrastructure & Utilities Index (Hedged) tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The FTSE Developed Core Infrastructure 50/50 Index (Hedged) tracks a 50% exposure to the global developed market utilities sector and a 50% exposure to the global developed market infrastructure sector. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares and Open Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 31, 2009.

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The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2015 through June 30, 2015 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report  11

Portfolio	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period* 1/1/15-6/30/15	Annualized Expense Ratio During Period 1/1/15-6/30/15

US Realty Income
Institutional Shares
Actual	$1,000.00	$939.40	$4.52	0.94%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.13	$4.71	0.94%
Open Shares
Actual	$1,000.00	$938.00	$5.77	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%

US Realty Equity
Institutional Shares
Actual	$1,000.00	$960.40	$5.10	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Open Shares
Actual	$1,000.00	$958.50	$6.46	1.33%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$6.66	1.33%

Global Realty Equity
Institutional Shares
Actual	$1,000.00	$998.00	$5.45	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Open Shares
Actual	$1,000.00	$996.00	$6.93	1.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.00	1.40%

Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$1,033.70	$4.84	0.96%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.03	$4.81	0.96%
Open Shares
Actual	$1,000.00	$1,032.20	$6.20	1.23%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.16	1.23%

*	Expenses are equal to the annualized expense ratio of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

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The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2015 (unaudited)

Sector*	Lazard US Realty Income Portfolio	Lazard US Realty Equity Portfolio	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

Consumer Discretionary	—%	—%	—%	8.6%
Financials	99.2	99.9	98.5	0.1
Industrials	—	—	—	44.6
Utilities	—	—	—	40.3
Short-Term Investments	0.8	0.1	1.5	6.4
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

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The Lazard Funds, Inc. Portfolios of Investments June 30, 2015 (unaudited)

Description	Shares	Value

Lazard US Realty Income Portfolio

Preferred Stocks | 22.5%

Real Estate | 22.5%
American Realty Capital Properties, Inc., Series F, 6.700%	121,985	$2,928,860
DDR Corp.:
Series K, 6.250%	66,000	1,664,520
Series J, 6.500%	47,900	1,218,097
Digital Realty Trust, Inc., Series G, 5.875%	50,400	1,191,960
General Growth Properties, Inc., Series A, 6.375%	156,340	3,956,965
Kilroy Realty Corp., Series H, 6.375%	17,700	450,465
Kimco Realty Corp.:
Series J, 5.500%	69,900	1,681,794
Series K, 5.625%	30,700	742,019
LaSalle Hotel Properties, Series I, 6.375%	88,400	2,289,560
National Retail Properties, Inc., Series E, 5.700%	30,800	745,976
Pebblebrook Hotel Trust, Series C, 6.500%	133,941	3,396,744
PS Business Parks, Inc., Series U, 5.750%	90,900	2,158,875
Regency Centers Corp., Series 7, 6.000%	31,481	782,303
Taubman Centers, Inc., Series K, 6.250%	73,890	1,879,023
Vornado Realty Trust, Series K, 5.700%	102,064	2,425,040

Total Preferred Stocks (Identified cost $27,229,993)		27,512,201

Real Estate Investment Trusts | 76.0%

American Realty Capital Properties, Inc.	660,153	5,367,044
Apollo Commercial Real Estate Finance, Inc.	155,271	2,551,103
Description	Shares	Value

Ashford Hospitality Trust, Inc.	148,600	$1,257,156
Blackstone Mortgage Trust, Inc., Class A	224,200	6,237,244
Camden Property Trust	17,100	1,270,188
CBL & Associates Properties, Inc.	354,400	5,741,280
City Office REIT, Inc.	22,700	281,480
Colony Capital, Inc., Class A	237,926	5,389,024
EPR Properties	46,062	2,523,276
Farmland Partners, Inc.	97,000	1,154,300
First Potomac Realty Trust	398,426	4,103,788
HCP, Inc.	147,300	5,372,031
Health Care REIT, Inc.	18,600	1,220,718
LaSalle Hotel Properties	35,300	1,251,738
Lexington Realty Trust	289,400	2,454,112
Mack-Cali Realty Corp.	140,314	2,585,987
Medical Properties Trust, Inc.	427,000	5,597,970
NorthStar Realty Finance Corp.	356,900	5,674,710
Public Storage	3,400	626,710
Realty Income Corp.	27,900	1,238,481
Spirit Realty Capital, Inc.	435,800	4,214,186
STAG Industrial, Inc.	291,600	5,832,000
Starwood Property Trust, Inc.	300,300	6,477,471
The GEO Group, Inc.	53,400	1,824,144
WP Carey, Inc.	110,069	6,487,467
WP Glimcher, Inc.	464,165	6,280,152

Total Real Estate Investment Trusts (Identified cost $103,219,424)		93,013,760

Short-Term Investment | 0.8%

State Street Institutional Treasury Money Market Fund (Identified cost $1,000,679)	1,000,679	1,000,679

Total Investments | 99.3% (Identified cost $131,450,096) (a)		$121,526,640

Cash and Other Assets in Excess of Liabilities | 0.7%		912,839

Net Assets | 100.0%		$122,439,479

The accompanying notes are an integral part of these financial statements.

14  Semi-Annual Report

Description	Shares	Value

Lazard US Realty Equity Portfolio

Common Stocks | 3.1%

Commercial Services | 2.1%
Realogy Holdings Corp. (b)	43,523	$2,033,395

Real Estate | 1.0%
CBRE Group, Inc., Class A (b)	26,361	975,357

Total Common Stocks (Identified cost $2,576,158)		3,008,752

Real Estate Investment Trusts | 94.9%
Acadia Realty Trust	49,611	1,444,176
American Homes 4 Rent, Class A	222,323	3,566,061
American Realty Capital Properties, Inc.	420,116	3,415,543
American Tower Corp.	74,957	6,992,738
Apartment Investment & Management Co., Class A	132,002	4,874,834
AvalonBay Communities, Inc.	34,000	5,435,580
Boston Properties, Inc.	21,878	2,648,113
Colony Capital, Inc., Class A	83,410	1,889,236
Equinix, Inc.	14,112	3,584,448
Equity Lifestyle Properties, Inc.	46,157	2,426,935
Essex Property Trust, Inc.	24,641	5,236,212
Extra Space Storage, Inc.	55,362	3,610,710
Federal Realty Investment Trust	9,408	1,205,071
General Growth Properties, Inc.	74,380	1,908,591
Health Care REIT, Inc.	45,863	3,009,989
Host Hotels & Resorts, Inc.	124,302	2,464,909
Description	Shares	Value

Kilroy Realty Corp.	10,653	$715,349
Parkway Properties Inc.	141,343	2,465,022
Prologis, Inc.	97,476	3,616,360
Public Storage	24,690	4,552,095
Retail Opportunity Investments Corp.	62,136	970,564
Rexford Industrial Realty, Inc.	204,799	2,985,969
Simon Property Group, Inc.	54,619	9,450,179
SL Green Realty Corp.	13,266	1,457,801
Strategic Hotels & Resorts, Inc. (b)	285,759	3,463,399
Sunstone Hotel Investors, Inc.	117,500	1,763,675
Tanger Factory Outlet Centers, Inc.	41,943	1,329,593
Ventas, Inc.	57,085	3,544,408
WP Glimcher, Inc.	192,956	2,610,695

Total Real Estate Investment Trusts (Identified cost $89,837,559)		92,638,255

Short-Term Investment | 0.1%

State Street Institutional Treasury Money Market Fund (Identified cost $132,587)	132,587	132,587

Total Investments | 98.1% (Identified cost $92,546,304) (a)		$95,779,594

Cash and Other Assets in Excess of Liabilities | 1.9%		1,898,546

Net Assets | 100.0%		$97,678,140

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  15

Description	Shares	Value

Lazard Global Realty Equity Portfolio

Common Stocks | 30.7%

Brazil | 1.9%
Aliansce Shopping Centers SA	7,290	$33,999
BR Properties SA	8,640	29,095
Sonae Sierra Brasil SA	6,720	40,742
		103,836
China | 1.2%
China Overseas Land & Investment, Ltd.	18,000	63,742

Germany | 2.3%
Deutsche Annington Immobilien SE	4,332	122,187

Hong Kong | 6.7%
Cheung Kong Property Holdings, Ltd. (b)	9,000	74,424
China Resources Land, Ltd.	30,000	97,335
Hongkong Land Holdings, Ltd.	18,330	150,306
The Wharf Holdings, Ltd.	5,825	38,776
		360,841
India | 0.9%
DLF, Ltd.	26,272	48,084

Japan | 6.7%
Hulic Co., Ltd.	14,200	126,005
Mitsubishi Estate Co., Ltd.	840	18,096
Mitsui Fudosan Co., Ltd.	7,680	215,054
		359,155
Mexico | 1.4%
Corp Inmobiliaria Vesta SAB de CV	46,640	75,965

Philippines | 3.6%
Ayala Land, Inc.	95,625	79,104
SM Prime Holdings, Inc.	255,250	113,105
		192,209
Singapore | 1.0%
Frasers Centrepoint, Ltd.	41,000	54,034

United Arab Emirates | 2.0%
Emaar Properties PJSC	50,172	107,641

United Kingdom | 0.9%
Capital & Counties Properties PLC	7,021	48,010
Description	Shares	Value

United States | 2.1%
CBRE Group, Inc., Class A (b)	1,417	$52,429
Realogy Holdings Corp. (b)	1,251	58,447
		110,876
Total Common Stocks (Identified cost $1,715,905)		1,646,580

Real Estate Investment Trusts | 68.3%

Australia | 4.9%
Charter Hall Group	11,341	39,551
Goodman Group	13,812	66,817
Westfield Corp.	22,098	155,493
		261,861
Canada | 2.6%
Allied Properties Real Estate Investment Trust	1,084	30,758
Boardwalk Real Estate Investment Trust	2,392	108,454
		139,212
France | 4.5%
Gecina SA	340	41,904
Klepierre	2,423	106,579
Unibail-Rodamco SE	381	96,292
		244,775
Hong Kong | 3.3%
The Link	30,019	176,012

Italy | 0.9%
Beni Stabili SpA	63,948	47,481

Japan | 2.9%
Kenedix Retail REIT Corp.	44	104,441
Premier Investment Corp.	9	49,565
		154,006
Singapore | 1.0%
Ascendas Real Estate Investment Trust	29,080	53,114

United Kingdom | 3.7%
Big Yellow Group PLC	7,402	74,144
Great Portland Estates PLC	7,489	91,313
Workspace Group PLC	2,387	33,736
		199,193

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Shares	Value

Lazard Global Realty Equity Portfolio (concluded)

United States | 44.5%
American Homes 4 Rent, Class A	7,150	$114,686
American Realty Capital Properties, Inc.	12,374	100,601
American Tower Corp.	687	64,090
Apartment Investment & Management Co., Class A	2,942	108,648
AvalonBay Communities, Inc.	815	130,294
Boston Properties, Inc.	593	71,777
Colony Capital, Inc., Class A	2,463	55,787
Equinix, Inc.	458	116,332
Equity Lifestyle Properties, Inc.	1,700	89,386
Essex Property Trust, Inc.	873	185,512
Extra Space Storage, Inc.	800	52,176
General Growth Properties, Inc.	2,082	53,424
Health Care REIT, Inc.	1,350	88,601
Host Hotels & Resorts, Inc.	3,400	67,422
Kilroy Realty Corp.	748	50,228
Prologis, Inc.	2,878	106,774
Public Storage	865	159,480
Retail Opportunity Investments Corp.	4,862	75,944
Rexford Industrial Realty, Inc.	6,392	93,195
Simon Property Group, Inc.	1,537	265,932
SL Green Realty Corp.	530	58,242
Strategic Hotels & Resorts, Inc. (b)	9,127	110,619
Ventas, Inc.	1,266	78,606
WP Glimcher, Inc.	6,532	88,378
		2,386,134
Total Real Estate Investment Trusts (Identified cost $3,640,961)		3,661,788
Description	Shares	Value

Short-Term Investment | 1.5%
State Street Institutional Treasury Money Market Fund (Identified cost $78,319)	78,319	$78,319

Total Investments | 100.5% (Identified cost $5,435,185) (a)		$5,386,687

Liabilities in Excess of Cash and Other Assets | (0.5)%		(26,584)

Net Assets | 100.0%		$5,360,103

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Shares	Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 93.2%

Australia | 12.0%
AusNet Services	27,615,727	$29,723,152
DUET Group	33,239,848	59,242,746
Macquarie Atlas Roads Group	9,843,472	24,151,249
Spark Infrastructure Group	28,882,937	43,566,461
Transurban Group	13,153,116	94,379,086
		251,062,694
Austria | 0.4%
Flughafen Wien AG	84,870	7,363,117

France | 14.8%
Aeroports de Paris	389,868	44,051,187
Eutelsat Communications SA	3,034,927	97,951,951
Vinci SA	2,898,131	167,623,248
		309,626,386
Germany | 2.5%
Fraport AG	830,500	52,164,224

Italy | 23.8%
ASTM SpA	834,619	10,988,906
Atlantia SpA	6,806,772	168,161,755
Hera SpA	14,348,703	35,896,472
Snam SpA	34,680,947	165,018,118
Societa Iniziative Autostradali e Servizi SpA	1,980,147	21,126,407
Terna SpA	21,883,675	96,709,731
		497,901,389
Japan | 3.4%
Toho Gas Co., Ltd.	3,402,661	20,157,121
Tokyo Gas Co., Ltd.	9,643,700	51,218,736
		71,375,857
Luxembourg | 3.9%
SES SA	2,394,712	80,452,725

South Korea | 0.1%
Macquarie Korea Infrastructure Fund	260,112	1,877,181
Description	Shares	Value

Spain | 4.5%
Abertis Infraestructuras SA	5,680,100	$93,150,443

Switzerland | 2.5%
Flughafen Zuerich AG	66,103	51,153,025

United Kingdom | 4.9%
National Grid PLC	1,610,000	20,672,809
Pennon Group PLC	6,476,911	82,483,335
		103,156,144
United States | 20.4%
Ameren Corp.	2,269,000	85,495,920
CSX Corp.	2,885,659	94,216,767
Great Plains Energy, Inc.	4,130,000	99,780,800
Norfolk Southern Corp.	1,129,837	98,702,560
PG&E Corp.	824,699	40,492,721
SJW Corp.	215,316	6,608,048
		425,296,816
Total Common Stocks
(Identified cost $2,025,941,604)		1,944,580,001

Right | 0.2%

Spain | 0.2%
Abertis Infraestructuras SA Expires 07/29/15
(Identified cost $4,751,913)	5,320,100	4,389,022

Short-Term Investment | 6.3%
State Street Institutional Treasury
Money Market Fund
(Identified cost $132,407,424)	132,407,424	132,407,424

Total Investments | 99.7%
(Identified cost $2,163,100,941) (a), (c)		$2,081,376,447

Cash and Other Assets in Excess of Liabilities | 0.3%		6,994,189

Net Assets | 100.0%		$2,088,370,636

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Lazard Global Listed Infrastructure Portfolio (continued)

Forward Currency Contracts open at June 30, 2015:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Purchase Contracts
EUR	CAN	09/24/15	45,551,515	$51,774,991	$50,843,062	$—	$931,929
GBP	MEL	09/24/15	6,957,934	11,006,540	10,926,015	—	80,525
JPY	CAN	09/24/15	495,485,030	4,027,810	4,053,179	25,369	—
JPY	CSF	09/24/15	2,017,210,715	16,248,174	16,501,235	253,061	—
KRW	CSF	09/24/15	579,079,100	524,885	518,162	—	6,723
KRW	RBC	09/24/15	1,165,373,788	1,038,010	1,042,781	4,771	—
Total Forward Currency Purchase Contracts				$84,620,410	$83,884,434	$283,201	$1,019,177
Forward Currency Sale Contracts
AUD	BNP	09/24/15	63,775,615	$48,767,618	$48,982,889	$—	$215,271
AUD	CAN	09/24/15	21,544,869	16,474,284	16,547,546	—	73,262
AUD	CIT	09/24/15	45,187,929	34,529,542	34,706,608	—	177,066
AUD	CSF	09/24/15	70,997,329	54,249,059	54,529,530	—	280,471
AUD	HSB	09/24/15	46,567,933	35,588,844	35,766,521	—	177,677
AUD	RBC	09/24/15	34,687,532	26,524,168	26,641,774	—	117,606
AUD	SSB	09/24/15	52,630,670	40,249,568	40,423,009	—	173,441
CHF	BNP	09/24/15	5,455,044	5,877,330	5,853,717	23,613	—
CHF	CAN	09/24/15	8,752,624	9,432,723	9,392,295	40,428	—
CHF	CSF	09/24/15	17,122,906	18,455,982	18,374,307	81,675	—
CHF	JPM	09/24/15	2,754,140	2,969,227	2,955,422	13,805	—
CHF	RBC	09/24/15	13,114,600	14,136,225	14,073,060	63,165	—
CHF	SCB	09/24/15	2,543,814	2,741,622	2,729,725	11,897	—
EUR	BNP	09/24/15	218,892,207	246,062,202	244,320,082	1,742,120	—
EUR	CAN	09/24/15	127,183,421	143,055,913	141,957,836	1,098,077	—
EUR	CIT	09/24/15	52,980,050	59,582,689	59,134,541	448,148	—
EUR	CSF	09/24/15	35,190,736	39,579,021	39,278,710	300,311	—
EUR	HSB	09/24/15	60,328,808	67,847,889	67,336,976	510,913	—
EUR	MEL	09/24/15	110,910,038	124,754,938	123,794,035	960,903	—
EUR	RBC	09/24/15	204,842,719	230,291,764	228,638,519	1,653,245	—
EUR	SCB	09/24/15	30,078,077	33,821,294	33,572,133	249,161	—
EUR	SSB	09/24/15	152,656,668	171,642,120	170,390,213	1,251,907	—
GBP	BNP	09/24/15	21,758,940	34,190,910	34,167,974	22,936	—
GBP	CIT	09/24/15	4,486,232	7,048,499	7,044,712	3,787	—
GBP	HSB	09/24/15	4,564,871	7,173,055	7,168,197	4,858	—
GBP	JPM	09/24/15	1,929,593	3,032,230	3,030,032	2,198	—
GBP	RBC	09/24/15	11,196,931	17,595,529	17,582,494	13,035	—
GBP	SCB	09/24/15	19,092,455	30,003,124	29,980,803	22,321	—
GBP	SSB	09/24/15	11,281,971	17,729,279	17,716,033	13,246	—
JPY	BNP	09/24/15	1,670,702,529	13,460,923	13,666,720	—	205,797
JPY	CAN	09/24/15	411,907,237	3,317,819	3,369,493	—	51,674
JPY	CIT	09/24/15	2,281,035,676	18,369,376	18,659,382	—	290,006
JPY	CSF	09/24/15	2,341,438,594	18,859,755	19,153,491	—	293,736
JPY	HSB	09/24/15	1,305,550,453	10,517,352	10,679,695	—	162,343

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at June 30, 2015 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation

Forward Currency Sale Contracts (concluded)
JPY	JPM	09/24/15	991,859,340	$7,989,446	$8,113,631	$—	$124,185
JPY	MEL	09/24/15	1,817,432,020	14,638,471	14,867,001	—	228,530
JPY	SSB	09/24/15	790,067,041	6,364,220	6,462,925	—	98,705
KRW	CAN	09/24/15	1,922,149,575	1,712,230	1,719,947	—	7,717
KRW	CSF	09/24/15	665,285,396	593,078	595,300	—	2,222
KRW	HSB	09/24/15	2,892,414,038	2,578,598	2,588,143	—	9,545
KRW	JPM	09/24/15	74,166,086	66,137	66,364	—	227
KRW	RBC	09/24/15	1,410,623,131	1,257,128	1,262,231	—	5,103
Total Forward Currency Sale Contracts				$1,643,131,181	$1,637,294,016	8,531,749	2,694,584
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$8,814,950	$3,713,761

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2015 (unaudited)

(a)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Realty Income	$ 131,450,096	$ 783,710	$ 10,707,166	$ (9,923,456)
US Realty Equity	92,546,304	7,451,797	4,218,507	3,233,290
Global Realty Equity	5,435,185	299,896	348,394	(48,498)
Global Listed Infrastructure	2,163,100,941	28,068,541	109,793,035	(81,724,494)

(b)	Non-income producing security.
(c)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
REIT	—	Real Estate Investment Trust	PJSC	—	Public Joint Stock Company

Currency Abbreviations:
AUD	—	Australian Dollar	GBP	—	British Pound Sterling
CHF	—	Swiss Franc	JPY	—	Japanese Yen
EUR	—	Euro	KRW	—	South Korean Won

Counterparty Abbreviations:
BNP	—	BNP Paribas SA	JPM	—	JPMorgan Chase Bank NA
CAN	—	Canadian Imperial Bank of Commerce	MEL	—	The Bank of New York Mellon Corp.
CIT	—	Citibank NA	RBC	—	Royal Bank of Canada
CSF	—	Credit Suisse International	SCB	—	Standard Chartered Bank
HSB	—	HSBC Bank USA NA	SSB	—	State Street Bank and Trust Co.

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry*	Lazard Global Realty Equity Portfolio	Lazard Global Listed Infrastructure Portfolio

Cable Television	—%	8.6%
Commercial Services	1.1	—
Construction & Engineering	—	8.0
Electric	—	24.5
Gas Utilities	—	11.3
Real Estate	97.9	—
Transportation	—	36.7
Water	—	4.3
Subtotal	99.0	93.4
Short-Term Investments	1.5	6.3
Total Investments	100.5%	99.7%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

	Lazard	Lazard
	US Realty Income	US Realty Equity
June 30, 2015	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$121,526,640	$95,779,594
Foreign currency	—	—
Receivables for:
Capital stock sold	261,223	99,096
Dividends and interest	1,172,878	265,770
Investments sold	1,958,986	1,967,308
Amount due from Investment Manager (Note 3)	—	—
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	124,919,727	98,111,768

LIABILITIES
Payables for:
Foreign currency due to custodian	—	—
Management fees	78,719	65,448
Accrued distribution fees	14,399	16,663
Accrued directors’ fees	1,524	1,099
Capital stock redeemed	403,063	77,477
Investments purchased	1,925,248	—
Gross unrealized depreciation on forward currency contracts	—	—
Line of credit outstanding	—	215,000
Other accrued expenses and payables	57,295	57,941
Total liabilities	2,480,248	433,628
Net assets	$122,439,479	$97,678,140

NET ASSETS
Paid in capital	$132,739,698	$89,083,314
Undistributed net investment income	744,796	966,435
Accumulated net realized gain (loss)	(1,121,559)	4,395,101
Net unrealized appreciation (depreciation) on:
Investments	(9,923,456)	3,233,290
Foreign currency and forward currency contracts	—	—
Net assets	$122,439,479	$97,678,140

Institutional Shares
Net assets	$57,201,675	$20,157,939
Shares of capital stock outstanding*	7,368,720	1,065,078
Net asset value, offering and redemption price per share	$7.76	$18.93

Open Shares
Net assets	$65,237,804	$77,520,201
Shares of capital stock outstanding*	8,423,279	4,087,553
Net asset value, offering and redemption price per share	$7.74	$18.96

Cost of investments in securities	$131,450,096	$92,546,304
Cost of foreign currency	$—	$—

*  $0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Lazard	Lazard
Global Realty	Global Listed
Equity Portfolio	Infrastructure Portfolio

$5,386,687	$2,081,376,447
1,210	—

—	10,089,280
19,249	6,652,606
—	591,872
14,147	—
—	8,814,950
5,421,293	2,107,525,155

—	51,852
—	1,590,304
401	62,672
69	15,205
—	10,140,153
16,194	3,472,446
—	3,713,761
—	—
44,526	108,126
61,190	19,154,519
$5,360,103	$2,088,370,636

$5,106,882	$2,016,948,512
66,700	27,447,137
235,134	120,613,094

(48,498)	(81,724,494)
(115)	5,086,387
$5,360,103	$2,088,370,636

$3,455,389	$1,776,056,657
228,266	126,815,295
$15.14	$14.01

$1,904,714	$312,313,979
126,149	22,262,135
$15.10	$14.03

$5,435,185	$2,163,100,941
$1,224	$—

Semi-Annual Report  23

The Lazard Funds, Inc. Statements of Operations (unaudited)

	Lazard	Lazard
	US Realty Income	US Realty Equity
For the Six Months Ended June 30, 2015	Portfolio	Portfolio

Investment Income

Income
Dividends	$4,153,281	$1,635,346
Interest	—	—
Total investment income*	4,153,281	1,635,346

Expenses
Management fees (Note 3)	560,215	448,208
Distribution fees (Open Shares)	105,170	112,048
Custodian fees	23,247	22,221
Administration fees	39,734	36,000
Registration fees	19,945	20,372
Shareholders’ services	23,115	39,933
Professional services	19,418	19,355
Directors’ fees and expenses	3,405	2,471
Shareholders’ reports	15,521	12,095
Other†	3,978	3,490
Total gross expenses	813,748	716,193
Management fees waived and expenses reimbursed	—	(3,177)
Administration fees waived	—	—
Total net expenses	813,748	713,016
Net investment income	3,339,533	922,330

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Forward Currency Contracts and Options
Net realized gain (loss) on:
Investments	(3,521,567)	3,868,186
Foreign currency and forward currency contracts	—	—
Purchased Options	—	174,437
Total net realized gain (loss) on investments, foreign currency, forward currency contracts and options	(3,521,567)	4,042,623
Net change in unrealized appreciation (depreciation) on:
Investments	(7,859,996)	(9,289,467)
Foreign currency and forward currency contracts	—	—
Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(7,859,996)	(9,289,467)
Net realized and unrealized loss on investments, foreign currency, forward currency contracts and options	(11,381,563)	(5,246,844)
Net increase (decrease) in net assets resulting from operations	$(8,042,030)	$(4,324,514)
* Net of foreign withholding taxes of	$—	$—
† Includes interest on line of credit of	$1,990	$1,110

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Lazard	Lazard
Global Realty	Global Listed
Equity Portfolio	Infrastructure Portfolio

$81,243	$39,328,794
1	—
81,244	39,328,794

24,851	8,561,595
2,519	318,193
42,348	173,774
25,457	169,513
14,886	54,189
15,237	49,544
18,186	37,596
140	35,466
2,132	33,744
2,465	16,471
148,221	9,450,085
(103,663)	—
(9,375)	—
35,183	9,450,085
46,061	29,878,709

242,630	41,705,113
(432)	70,779,028
—	—

242,198	112,484,141

(251,249)	(102,892,841)
175	(12,143,951)

(251,074)	(115,036,792)

(8,876)	(2,552,651)
$37,185	$27,326,058
$3,612	$4,760,703
$129	$—

Semi-Annual Report  25

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Realty Income Portfolio		Lazard US Realty Equity Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2015	December 31,	June 30, 2015	December 31,
	(unaudited)	2014	(unaudited)	2014

Increase (Decrease) in Net Assets
Operations
Net investment income	$3,339,533	$4,617,726	$922,330	$913,988
Net realized gain (loss) on investments, foreign currency, forward currency contracts and options	(3,521,567)	7,759,876	4,042,623	2,311,598
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(7,859,996)	12,661,157	(9,289,467)	15,391,357
Net increase (decrease) in net assets resulting from operations	(8,042,030)	25,038,759	(4,324,514)	18,616,943

Distributions to shareholders
From net investment income
Institutional Shares	(1,195,863)	(2,171,258)	—	(216,488)
Open Shares	(1,398,874)	(3,053,369)	—	(653,395)
From net realized gains
Institutional Shares	—	(2,229,967)	—	(281,022)
Open Shares	—	(2,904,898)	—	(1,162,212)
Net decrease in net assets resulting from distributions	(2,594,737)	(10,359,492)	—	(2,313,117)

Capital stock transactions
Net proceeds from sales
Institutional Shares	11,387,549	30,642,647	3,420,166	14,479,016
Open Shares	19,138,482	54,138,803	18,034,236	48,165,637
Net proceeds from reinvestment of distributions
Institutional Shares	1,084,085	3,985,440	—	496,372
Open Shares	1,379,161	5,696,540	—	1,678,762
Cost of shares redeemed
Institutional Shares	(17,369,960)	(21,092,217)	(4,182,236)	(3,168,079)
Open Shares	(37,278,351)	(47,389,819)	(25,977,610)	(35,924,926)
Net increase (decrease) in net assets from capital stock transactions	(21,659,034)	25,981,394	(8,705,444)	25,726,782

Redemption fees (Note 2(h))
Institutional Shares	1,290	2,416	757	11
Open Shares	9,734	5,771	4,445	4,818
Net increase in net assets from redemption fees	11,024	8,187	5,202	4,829
Total increase (decrease) in net assets	(32,284,777)	40,668,848	(13,024,756)	42,035,437
Net assets at beginning of period	154,724,256	114,055,408	110,702,896	68,667,459
Net assets at end of period*	$122,439,479	$154,724,256	$97,678,140	$110,702,896
*Includes undistributed net investment income of	$744,796	$—	$966,435	$44,105

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	7,953,633	6,343,004	1,106,356	488,840
Shares sold	1,342,616	3,713,599	167,546	769,862
Shares issued to shareholders from reinvestment of distributions	129,807	479,580	—	24,881
Shares redeemed	(2,057,336)	(2,582,550)	(208,824)	(177,227)
Net increase (decrease)	(584,913)	1,610,629	(41,278)	617,516
Shares outstanding at end of period	7,368,720	7,953,633	1,065,078	1,106,356

Open Shares
Shares outstanding at beginning of period	10,454,927	8,991,883	4,494,866	3,776,638
Shares sold	2,210,383	6,536,633	882,492	2,599,349
Shares issued to shareholders from reinvestment of distributions	164,990	686,872	—	83,854
Shares redeemed	(4,407,021)	(5,760,461)	(1,289,805)	(1,964,975)
Net increase (decrease)	(2,031,648)	1,463,044	(407,313)	718,228
Shares outstanding at end of period	8,423,279	10,454,927	4,087,553	4,494,866

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Lazard Global Realty Equity Portfolio		Lazard Global Listed Infrastructure Portfolio
Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014

$46,061	$160,191	$29,878,709	$28,183,407

242,198	732,122	112,484,141	180,066,399

(251,074)	58,973	(115,036,792)	(24,497,036)

37,185	951,286	27,326,058	183,752,770

—	(170,402)	(21,903,252)	(93,499,882)
—	(68,132)	(3,290,533)	(8,651,001)

—	(375,865)	—	(68,480,736)
—	(163,613)	—	(6,840,627)
—	(778,012)	(25,193,785)	(177,472,246)

346,997	1,487,809	500,479,576	823,544,885
162,066	1,461,456	218,015,838	139,281,785

—	546,267	16,843,233	124,923,577
—	218,688	3,267,378	14,800,994

(1,710,893)	(2,563,689)	(120,952,917)	(226,235,857)
(270,064)	(2,213,583)	(49,575,966)	(46,719,020)

(1,471,894)	(1,063,052)	568,077,142	829,596,364

—	—	6,190	3,195
—	—	38,333	14,627
—	—	44,523	17,822
(1,434,709)	(889,778)	570,253,938	835,894,710
6,794,812	7,684,590	1,518,116,698	682,221,988
$5,360,103	$6,794,812	$2,088,370,636	$1,518,116,698
$66,700	$20,639	$27,447,137	$22,762,213

314,965	343,325	99,989,007	48,827,881
21,848	85,002	33,964,014	58,107,173

—	35,657	1,147,568	9,008,859
(108,547)	(149,019)	(8,285,294)	(15,954,906)
(86,699)	(28,360)	26,826,288	51,161,126
228,266	314,965	126,815,295	99,989,007

133,021	152,733	10,615,342	3,125,100
10,233	94,693	14,796,245	9,679,786

—	14,293	222,527	1,066,135
(17,105)	(128,698)	(3,371,979)	(3,255,679)
(6,872)	(19,712)	11,646,793	7,490,242
126,149	133,021	22,262,135	10,615,342

Semi-Annual Report  27

The Lazard Funds, Inc. Financial Highlights

LAZARD US REALTY INCOME PORTFOLIO

	Six Months				For the Period
Selected data for a share of capital	Ended	Year Ended			9/26/11* to
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$8.42	$7.44	$8.57	$7.46	$9.73
Income (loss) from investment operations:
Net investment income (a)	0.20	0.29	0.47	0.49	0.16
Net realized and unrealized gain (loss)	(0.70)	1.30	(0.27)	1.23	0.55
Total from investment operations	(0.50)	1.59	0.20	1.72	0.71
Less distributions from:
Net investment income	(0.16)	(0.32)	(0.34)	(0.37)	(0.24)
Net realized gains	—	(0.29)	(0.99)	(0.24)	(2.74)

Total distributions	(0.16)	(0.61)	(1.33)	(0.61)	(2.98)

Redemption fees	— (b)	— (b)	— (b)	— (b)	—

Net asset value, end of period	$7.76	$8.42	$7.44	$8.57	$7.46

Total Return (c)	–6.06%	21.54%	2.37%	23.32%	9.71%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$57,202	$66,942	$47,222	$52,024	$19,849
Ratios to average net assets (d):
Net expenses	0.94%	0.96%	0.95%	1.15%	1.15%
Gross expenses	0.94%	0.96%	0.98%	1.16%	2.31%
Net investment income	4.69%	3.52%	5.29%	5.94%	8.26%
Portfolio turnover rate	28%	53%	104%	42%	89%

	Six Months				For the Period
Selected data for a share of capital	Ended	Year Ended			6/1/11 to	Year Ended
stock outstanding throughout each period	6/30/15†	12/31//14	12/31/13	12/31/12	12/31/11	5/31/11	5/31/10

Open Shares
Net asset value, beginning of period	$8.40	$7.43	$8.56	$7.45	$11.34	$10.78	$6.79
Income (loss) from investment operations:
Net investment income (a)	0.18	0.26	0.44	0.51	0.44	0.32	0.48
Net realized and unrealized gain (loss)	(0.69)	1.30	(0.26)	1.19	(1.21)	2.05	4.10
Total from investment operations	(0.51)	1.56	0.18	1.70	(0.77)	2.37	4.58
Less distributions from:
Net investment income	(0.15)	(0.30)	(0.32)	(0.35)	(0.38)	(0.64)	(0.59)
Net realized gains	—	(0.29)	(0.99)	(0.24)	(2.74)	(1.17)	—

Total distributions	(0.15)	(0.59)	(1.31)	(0.59)	(3.12)	(1.81)	(0.59)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$7.74	$8.40	$7.43	$8.56	$7.45	$11.34	$10.78

Total Return (c)	–6.20%	21.35%	1.99%	23.00%	–4.82%	23.27%	69.50%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$65,238	$87,782	$66,834	$55,393	$6,007	$15,830	$9,864
Ratios to average net assets (d):
Net expenses	1.20%	1.24%	1.22%	1.45%	1.47%	1.48%	1.48%
Gross expenses	1.20%	1.24%	1.24%	1.47%	3.05%	2.42%	4.20%
Net investment income	4.30%	3.19%	4.86%	6.18%	7.49%	2.81%	5.14%
Portfolio turnover rate	28%	53%	104%	42%	89%	77%	116%

*	The inception date for Institutional Shares was September 26, 2011.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

LAZARD US REALTY EQUITY PORTFOLIO

	Six Months				For the Period
Selected data for a share of capital	Ended	Year Ended			9/26/11* to
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$19.71	$16.05	$17.40	$14.89	$15.76
Income (loss) from investment operations:
Net investment income (a)	0.19	0.28	0.41	0.31	0.10
Net realized and unrealized gain (loss)	(0.97)	3.85	(0.10)	2.79	2.91

Total from investment operations	(0.78)	4.13	0.31	3.10	3.01
Less distributions from:
Net investment income	—	(0.20)	(0.25)	(0.17)	(0.12)
Net realized gains	—	(0.27)	(1.41)	(0.42)	(3.76)

Total distributions	—	(0.47)	(1.66)	(0.59)	(3.88)

Redemption fees	— (b)	— (b)	—	— (b)	—

Net asset value, end of period	$18.93	$19.71	$16.05	$17.40	$14.89

Total Return (c)	–3.96%	25.70%	1.77%	20.83%	20.84%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,158	$21,806	$7,844	$2,794	$1,525
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.13%	1.20%	1.20%
Gross expenses	1.08%	1.18%	1.27%	2.34%	13.07%
Net investment income	1.88%	1.50%	2.28%	1.86%	2.32%
Portfolio turnover rate	35%	43%	98%	52%	63%

	Six Months				For the Period
Selected data for a share of capital	Ended	Year Ended			6/1/11 to	Year Ended
stock outstanding throughout each period	6/30/15†	12/31//14	12/31/13	12/31/12	12/31/11	5/31/11	5/31/10

Open Shares
Net asset value, beginning of period	$19.78	$16.11	$17.45	$14.92	$19.49	$16.66	$10.76
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.19	0.33	0.30	0.14	(0.07)	0.05
Net realized and unrealized gain (loss)	(0.98)	3.90	(0.06)	2.76	(0.90)	5.17	7.26

Total from investment operations	(0.82)	4.09	0.27	3.06	(0.76)	5.10	7.31
Less distributions from:
Net investment income	—	(0.15)	(0.20)	(0.12)	(0.06)	(0.04)	(0.17)
Net realized gains	—	(0.27)	(1.41)	(0.42)	(3.76)	(2.23)	(1.24)

Total distributions	—	(0.42)	(1.61)	(0.54)	(3.82)	(2.27)	(1.41)

Redemption fees	— (b)	— (b)	— (b)	0.01	0.01	— (b)	—

Net asset value, end of period	$18.96	$19.78	$16.11	$17.45	$14.92	$19.49	$16.66

Total Return (c)	–4.15%	25.33%	1.58%	20.58%	–2.44%	33.01%	70.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$77,520	$88,897	$60,823	$65,387	$1,138	$4,852	$2,463
Ratios to average net assets (d):
Net expenses	1.33%	1.35%	1.36%	1.50%	1.80%	1.93%	2.00%
Gross expenses	1.33%	1.42%	1.41%	1.78%	7.48%	5.66%	17.23%
Net investment income (loss)	1.59%	1.01%	1.83%	1.74%	1.36%	–0.41%	0.32%
Portfolio turnover rate	35%	43%	98%	52%	63%	91%	138%

*	The inception date for Institutional Shares was September 26, 2011.
†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

LAZARD GLOBAL REALTY EQUITY PORTFOLIO

	Six Months				For the Period
Selected data for a share of capital	Ended	Year Ended			9/26/11* to
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$15.17	$15.49	$16.98	$12.18	$13.08
Income (loss) from investment operations:
Net investment income (a)	0.13	0.34	0.30	0.22	0.03
Net realized and unrealized gain (loss)	(0.16)	1.29	(0.18)	5.27	0.05

Total from investment operations	(0.03)	1.63	0.12	5.49	0.08
Less distributions from:
Net investment income	—	(0.61)	(0.50)	(0.57)	(0.75)
Net realized gains	—	(1.34)	(0.96)	(0.12)	(0.23)
Return of capital	—	—	(0.15)	—	—

Total distributions	—	(1.95)	(1.61)	(0.69)	(0.98)

Redemption fees	—	—	—	— (b)	—

Net asset value, end of period	$15.14	$15.17	$15.49	$16.98	$12.18
Total Return (c)	–0.20%	10.35%	0.89%	45.14%	0.09%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,455	$4,779	$5,320	$2,797	$1,914
Ratios to average net assets (d):
Net expenses	1.10%	1.13%	1.22%	1.30%	1.30%
Gross expenses	4.85%	3.79%	5.49%	5.84%	17.38%
Net investment income	1.65%	2.04%	1.79%	1.50%	0.83%
Portfolio turnover rate	35%	84%	81%	42%	41%

	Six Months				For the Period
Selected data for a share of capital	Ended	Year Ended			6/1/11 to	Year Ended
stock outstanding throughout each period	6/30/15†	12/31//14	12/31/13	12/31/12	12/31/11	5/31/11	5/31/10

Open Shares
Net asset value, beginning of period	$15.16	$15.48	$16.97	$12.17	$16.98	$14.54	$15.39
Income (loss) from investment operations:
Net investment income (a)	0.11	0.29	0.25	0.19	0.06	0.16	0.28
Net realized and unrealized gain (loss)	(0.17)	1.29	(0.18)	5.25	(3.89)	3.99	1.40

Total from investment operations	(0.06)	1.58	0.07	5.44	(3.83)	4.15	1.68
Less distributions from:
Net investment income	—	(0.58)	(0.45)	(0.52)	(0.75)	(0.55)	(1.51)
Net realized gains	—	(1.34)	(0.96)	(0.12)	(0.23)	(1.16)	(1.05)
Return of capital	—	—	(0.15)	—	—	—	—

Total distributions	—	(1.90)	(1.56)	(0.64)	(0.98)	(1.71)	(2.56)

Redemption fees	—	—	— (b)	— (b)	—	— (b)	0.03

Net asset value, end of period	$15.10	$15.16	$15.48	$16.97	$12.17	$16.98	$14.54
Total Return (c)	–0.40%	10.05%	0.60%	44.81%	–22.98%	29.13%	9.65%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,905	$2,016	$2,365	$2,209	$667	$1,716	$1,427
Ratios to average net assets (d):
Net expenses	1.40%	1.43%	1.54%	1.60%	1.84%	1.96%	2.00%
Gross expenses	5.48%	4.26%	5.81%	6.13%	16.46%	14.35%	25.27%
Net investment income	1.43%	1.76%	1.45%	1.25%	0.66%	0.98%	1.71%
Portfolio turnover rate	35%	84%	81%	42%	41%	54%	81%

*	The inception date for Institutional Shares was September 26, 2011.
†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$13.72	$13.13	$10.96	$9.78	$10.31	$10.00
Income from investment operations
Net investment income (a)	0.23	0.34	0.35	0.31	0.33	0.30
Net realized and unrealized gain (loss)	0.24	2.01	2.53	1.43	(0.48)	0.34

Total from investment operations	0.47	2.35	2.88	1.74	(0.15)	0.64
Less distributions from:
Net investment income	(0.18)	(1.04)	(0.33)	(0.35)	(0.15)	(0.23)
Net realized gains	—	(0.72)	(0.38)	(0.21)	(0.23)	(0.10)

Total distributions	(0.18)	(1.76)	(0.71)	(0.56)	(0.38)	(0.33)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$14.01	$13.72	$13.13	$10.96	$9.78	$10.31

Total Return (c)	3.37%	17.95%	26.56%	18.05%	–1.55%	6.63%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,776,057	$1,372,216	$641,127	$125,112	$104,439	$115,680
Ratios to average net assets (d):
Net expenses	0.96%	0.98%	1.01%	1.14%	1.09%	1.30%
Gross expenses	0.96%	0.98%	1.01%	1.14%	1.09%	1.35%
Net investment income	3.13%	2.35%	2.80%	3.01%	3.15%	3.01%
Portfolio turnover rate	14%	41%	35%	26%	135%	46%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$13.74	$13.15	$10.97	$9.78	$10.34	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.23	0.29	0.30	0.28	0.28	0.24
Net realized and unrealized gain (loss)	0.22	2.02	2.55	1.42	(0.49)	0.38

Total from investment operations	0.45	2.31	2.85	1.70	(0.21)	0.62
Less distributions from:
Net investment income	(0.16)	(1.00)	(0.29)	(0.30)	(0.12)	(0.18)
Net realized gains	—	(0.72)	(0.38)	(0.21)	(0.23)	(0.10)

Total distributions	(0.16)	(1.72)	(0.67)	(0.51)	(0.35)	(0.28)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)	—

Net asset value, end of period	$14.03	$13.74	$13.15	$10.97	$9.78	$10.34

Total Return (c)	3.22%	17.61%	26.24%	17.54%	–1.95%	6.28%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$312,314	$145,901	$41,095	$12,715	$8,359	$118
Ratios to average net assets (d):
Net expenses	1.23%	1.29%	1.32%	1.50%	1.60%	1.60%
Gross expenses	1.23%	1.29%	1.32%	1.50%	1.67%	18.06%
Net investment income	3.23%	2.04%	2.42%	2.66%	2.81%	2.37%
Portfolio turnover rate	14%	41%	35%	26%	135%	46%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.
(d)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2015 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-five no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard US Mid Cap Equity Portfolio, Lazard US Small-Mid Cap Equity Portfolio, Lazard US Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Equity Concentrated Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard International Small Cap Equity Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio (commenced investment operations on May 29, 2015), Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard Explorer Total Return Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Corporate Income Portfolio, Lazard US Short Duration Fixed Income Portfolio, Lazard Global Fixed Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Capital Allocator Opportunistic Strategies Portfolio, Lazard Global Dynamic Multi Asset Portfolio, Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Master Alternatives Portfolio. All Portfolios, other than US Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Explorer Total Return, Emerging Markets Income, US Realty Equity, Global Realty Equity, Enhanced Opportunities and Fundamental Long/Short Portfolios, are operated as “diversified” funds, as defined in the 1940 Act. Global Dynamic Multi Asset Portfolio had not commenced operations as of June 30, 2015. This report includes only the financial statements of US Realty Income, US Realty Equity, Global Realty Equity and Global Listed Infrastructure Portfolios. The financial statements of other Portfolios are presented separately.

Effective November 29, 2013, the Fund formed an R6 Share class. Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each Share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Prospectus). As of June 30, 2015, only US Strategic Equity, International Equity, International Strategic Equity, Emerging Markets Equity, Emerging Markets Equity Blend, Emerging Markets Multi Asset and Emerging Markets Debt Portfolios offered R6 Shares and US Strategic Equity, International Equity, International Strategic Equity and Emerging Markets Equity Portfolios had issued R6 Shares.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share for each class of each Portfolio is determined on each day the New York Stock Exchange (“NYSE”) is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at

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the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Exchange-traded options are valued at the last reported sales price on the exchange on which the contract is principally traded. Investments in money market funds are valued at the fund’s NAV.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market.

Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

A Portfolio may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in

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unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2015, only Global Listed Infrastructure Portfolio traded in forward currency contracts.

(d) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options. Such options may be traded on US or non-US securities exchanges or on over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios will not benefit from exercise of an option should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

During the period ended June 30, 2015, transactions in options purchased were as follows:

US Realty Equity Portfolio

Purchased Options	Number of Contracts	Cost

Options outstanding at beginning of period	—	$—
Options purchased	1,775	415,858
Options sold	(1,775)	(415,858)
Options outstanding at end of period	—	$—

None of the other Portfolios presented traded in options during the period ended June 30, 2015.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2014, the Portfolios had no unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains.

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of

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the following tax year. For the tax year ended December 31, 2014, the Portfolios had no such losses to defer.

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Portfolios’ 2014 tax returns.

(f) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually, except that US Realty Income and Global Listed Infrastructure Portfolios’ dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

REIT distributions received by a Portfolio are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. However, as the actual character of such distributions received are not known until after the calendar year end, distributions made by a Portfolio during the year are subject to re-characterization that may result in some portion of the distributions being reclassified as a return of capital distribution to Portfolio shareholders.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among all Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Redemption Fee—The Portfolios may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by the Portfolios and are included as paid in capital on the Statements of Assets and Liabilities. The fees are also shown on the Statements of Changes in Net Assets.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administration, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Realty Income	0.75%
US Realty Equity	0.80
Global Realty Equity	0.85
Global Listed Infrastructure	0.90

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The Investment Manager has voluntarily agreed, through May 1 of the year shown below, to reduce its fees and, if necessary, reimburse the Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares	Year

US Realty Income	1.00%	1.30%	2016
US Realty Equity	1.05	1.35	2025
Global Realty Equity	1.10	1.40	2016
Global Listed Infrastructure	1.30	1.60	2025

During the period ended June 30, 2015, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
	Management	Expenses	Management	Expenses
Portfolio	Fees Waived	Reimbursed	Fees Waived	Reimbursed

US Realty Equity	$ 3,177	$ —	$ —	$—
Global Realty Equity	16,287	49,466	8,564	29,346

The Fund has entered into an administration agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive up to $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million. During the period ended June 30, 2015, State Street waived $9,375 of its fee for Global Realty Equity Portfolio.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan adopted pursuant to Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of

0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

BFDS is the Fund’s transfer and dividend disbursing agent. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager (the “1099 Fund”): (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The Statements of Operations show the Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2015 were as follows:

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Portfolio	Purchases	Sales

US Realty Income	$40,929,655	$60,963,423
US Realty Equity	38,463,050	45,956,095
Global Realty Equity	2,046,620	3,481,200
Global Listed Infrastructure	826,476,472	241,613,526

For the period ended June 30, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings was payable: from January 1, 2015 to June 28, 2015, at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.00%, and from June 29, 2015 to June 30, 2015, at the higher of the Federal Funds rate or One-Month LIBOR rate plus 1.00%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee from January 1, 2015 to June 28, 2015 and 0.20% per annum from June 29, 2015 to June 30, 2015 on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the period ended June 30, 2015, the Portfolios had borrowings under the Agreement as follows:

			Weighted	Number of
	Average	Maximum	Average	Days
	Daily Loan	Daily Loan	Interest	Borrowings
Portfolio	Balance*	Outstanding	Rate	were Outstanding

US Realty Income	$1,323,438	$4,826,000	1.13%	48
US Realty Equity	609,983	2,440,000	1.13	58
Global Realty Equity	108,179	265,000	1.13	38

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2015 is categorized as Level 2 (see Note 9).

7. Investment Risks

(a) Non-US Securities Risk—Certain Portfolios may invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. Such Portfolios’ performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolios invest. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolios’ investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(b) Realty Companies Risk—Since US Realty Income, US Realty Equity and Global Realty Equity Portfolios focus their investments in realty companies, the Portfolios could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The per-

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formance of investments made by the Portfolios may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolios could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally. The risks related to investments in realty companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of non-realty companies traded on national exchanges, which may affect the Portfolios’ ability to trade or liquidate those securities. An investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolios generally will have no control over the operations and policies of the REITs, and the Portfolios generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

(c) Infrastructure Companies Risk—Global Listed Infrastructure Portfolio’s assets are invested primarily in securities of companies related to infrastructure industries. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation and service interruption due to environmental, operational or other mishaps.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

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•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2015:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2015

US Realty Income Portfolio
Preferred Stocks*	$27,512,201	$—	$—	$27,512,201
Real Estate Investment Trusts	93,013,760	—	—	93,013,760
Short-Term Investment	1,000,679	—	—	1,000,679
Total	$121,526,640	$—	$—	$121,526,640

US Realty Equity Portfolio
Common Stocks*	$3,008,752	$—	$—	$3,008,752
Real Estate Investment Trusts	92,638,255	—	—	92,638,255
Short-Term Investment	132,587	—	—	132,587
Total	$95,779,594	$—	$—	$95,779,594

Global Realty Equity Portfolio
Common Stocks*	$1,646,580	$—	$—	$1,646,580
Real Estate Investment Trusts*	3,661,788	—	—	3,661,788
Short-Term Investment	78,319	—	—	78,319
Total	$5,386,687	$—	$—	$5,386,687

Global Listed Infrastructure Portfolio
Assets:
Common Stocks*	$1,944,580,001	$—	$—	$1,944,580,001
Right*	4,389,022	—	—	4,389,022
Short-Term Investment	132,407,424	—	—	132,407,424
Other Financial Instruments**
Forward Currency Contracts	—	8,814,950	—	8,814,950
Total	$2,081,376,447	$8,814,950	$—	$2,090,191,397

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(3,713,761)	$—	$(3,713,761)

*	Please refer to Portfolios of Investments (page 14 through 20) and Notes to Portfolios of Investments (page 21) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities in the Global Realty Equity and Global Listed Infrastructure Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

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At June 30, 2015, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount

Global Realty Equity	$2,701,931
Global Listed Infrastructure	1,120,548,264

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2015.

For further information regarding security characteristics see Portfolios of Investments.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts or options.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may write or purchase a covered call or put option to seek to realize, through the receipt of premiums and changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

US Realty Equity Portfolio

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2015 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Risk:
Net realized gain on purchased options	$174,437

Global Listed Infrastructure Portfolio

During the period ended June 30, 2015, the notional amounts of purchases and sales of forward currency contracts were $3,086,404,126 and $3,581,159,785, respectively, with average notional exposure of approximately $1,437,700,000.

The following table summarizes the fair value of derivative instruments on its Statement of Assets and Liabilities as of June 30, 2015:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$8,814,950

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$3,713,761

The effect of derivative instruments on its Statement of Operations for the period ended June 30, 2015 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$71,410,825

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized depreciation on forward currency contracts	$(12,185,814)

See Notes 2(c), 2(d) and the Portfolios of Investments for additional disclosures about derivative instruments.

During the period ended June 30, 2015, US Realty Income and Global Realty Equity Portfolios did not trade in derivatives.

As of June 30, 2015, Global Listed Infrastructure Portfolio holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

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The required information for the affected Portfolio is presented in the below table, as of June 30, 2015:

Global Listed Infrastructure Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$8,814,950	$ —	$8,814,950

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts

BNP Paribas SA	$1,788,669	$(421,068)	$—	$1,367,601
Canadian Imperial Bank of Commerce	1,163,874	(1,064,582)	—	99,292
Citibank NA	451,935	(451,935)	—	—
Credit Suisse International	635,047	(583,152)	—	51,895
HSBC Bank USA NA	515,771	(349,565)	—	166,206
JPMorgan Chase Bank NA	16,003	(16,003)	—	—
Royal Bank of Canada	1,734,216	(122,709)	—	1,611,507
Standard Chartered Bank	283,379	—	—	283,379
State Street Bank and Trust Co.	1,265,153	(272,146)	—	993,007
The Bank of New York Mellon Corp.	960,903	(309,055)	—	651,848
Total	$8,814,950	$(3,590,215)	$—	$5,224,735

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$3,713,761	$ —	$3,713,761

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts

BNP Paribas SA	$421,068	$(421,068)	$—	$—
Canadian Imperial Bank of Commerce	1,064,582	(1,064,582)	—	—
Citibank NA	467,072	(451,935)	—	15,137
Credit Suisse International	583,152	(583,152)	—	—
HSBC Bank USA NA	349,565	(349,565)	—	—
JPMorgan Chase Bank NA	124,412	(16,003)	—	108,409
Royal Bank of Canada	122,709	(122,709)	—	—
State Street Bank and Trust Co.	272,146	(272,146)	—	—
The Bank of New York Mellon Corp.	309,055	(309,055)	—	—
Total	$3,713,761	$(3,590,215)	$—	$123,546

11. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

Semi-Annual Report  41

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 – present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (70)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (52)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (44)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Office of Counsel to the President, The White House, Associate Counsel to the President (2009)

Richard Reiss, Jr. (71)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (67)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

42  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Charles L. Carroll (54)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2015, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of the 1099 Fund.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.LazardNet.com.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (42)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (56)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President) and Director of Legal Affairs (since July 2015) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report  43

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 8-9, 2015, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 39 active funds comprised approximately $30 billion (as of April 30, 2015) of the approximately $180 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2015). The Investment

Manager’s representatives noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $30 billion fund complex not managed by a large, global firm such as the Investment Manager.

The Investment Manager representatives noted that the Investment Manager had historically provided certain administrative, operational and compliance assistance services in connection with the operation of the Fund, but that such services had been in addition to the investment advisory and other services that were contractually required by the Management Agreement currently in place. The Investment Manager representatives explained that the Management Agreement, on behalf of each Portfolio for which the Management Agreement is being considered, was proposed to be revised in order to include such services. The Investment Manager representatives reviewed the proposed revisions with the Directors and confirmed that no changes were proposed to the nature, extent or quality of services provided or to the Management Agreement’s terms related to investment advisory services.

44  Semi-Annual Report

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2015) information prepared by Strategic Insight, noting the limitations of certain Strategic Insight comparison groups (each, a “Group”) and broader Morningstar categories (each, a “Category”).

Management Fees and Expense Ratios. The Directors discussed the management fees and expense ratios for each Portfolio. They noted the methodology and assumptions used by Strategic Insight, including that management fee comparisons for the Portfolios and the rankings used therein include administrative fees (which, for the Portfolios, include a fixed dollar fee paid to the Fund’s third party administrator that is not affiliated with the Investment Manager). The Directors acknowledged that, for smaller Portfolios, the fixed dollar administrative fee may have a more significant impact on the contractual management fee.

In reviewing Strategic Insight’s analysis (which was for the Institutional Shares and Open Shares classes of all Portfolios), it was noted that, for both share classes of each Portfolio, contractual management fees were at or below the median of the relevant Group, except for the US Realty Equity Portfolio (in the third quartile of the Group for each share class) and Global Realty Equity Portfolio (the highest in the Group for both share classes). The Directors noted, however, that the actual management fee for the US Realty Equity Portfolio was in the first quartile for one share class and for the Global Realty Equity Portfolio the actual management fee was the lowest in the Group for both share classes. The Directors also were reminded that the Management Agreement had been amended during the year, to lower the management fee payable by the Global Realty Equity Portfolio from an annual rate of .90% to .85% of the value of the Portfolio’s average daily assets.

It also was noted that, for at least one share class of the Portfolios, expense ratios were below the medians of those of the funds in the relevant Group. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the Portfolios and that for certain of the Portfolios the Investment

Manager was waiving management fees and/or reimbursing expenses. For the Global Realty Equity Portfolio, the Investment Manager representatives presented supplemental comparisons against peer funds the Investment Manager believed were more appropriate than those comprising the respective Groups, showing that the Portfolio’s contractual management fee and net expenses were within the range of those in the Investment Manager’s group of comparison funds.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager by the Fund’s Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the extensive differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the significant differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. Strategic Insight’s performance analyses compared each Portfolio’s investment returns to those of the funds in the relevant Group and Category over measurement periods up to ten years through March 31, 2015. Although year-to-date performance was provided by Strategic Insight the Directors did not consider three-month performance to be relevant to their considerations and focused on longer-term performance.

The Directors noted that both share classes of Global Listed Infrastructure were above the average of the performance Group and/or Category for all periods and that the performance of the Global Realty Equity, US Realty Equity and US Realty Income Portfolios was generally below average in most periods. The Direc-

Semi-Annual Report  45

tors noted that the Investment Manager believed the peer groups for the Global Realty Equity Portfolio were not the most appropriate comparisons, as discussed in connection with the fee comparisons.

At the meeting, the Directors received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2014 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s esti-

mated profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the size of each Portfolio and the trend in asset growth or decline. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, waiving or reimbursing Portfolio expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $180 billion global asset management business.

•	The Board was generally satisfied with the overall performance of most of the Portfolios, either because relative performance in the Group and/or Category was satisfactory or performance was otherwise consistent with the investment approach employed for a Portfolio. For certain Portfolios that were not performing in accordance with expectations, the Board would continue to monitor performance.

46  Semi-Annual Report

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement.

Semi-Annual Report  47

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza
New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8514

Boston, Massachusetts 02266-8514

Telephone: 800-986-3455

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com
LZDPS028

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 8, 2015

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 8, 2015